EXECUTION COPY




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                   RESIDENTIAL ASSET MORTGAGE PRODUCTS, INC.,
                                    Company,



                           GMAC MORTGAGE CORPORATION,
                                    Servicer

                                       and

                  NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION,
                                     Trustee



                         POOLING AND SERVICING AGREEMENT

                            Dated as of June 27, 2000

                        GMACM Mortgage Loan Trust 2000-J2
                          Residential Asset Mortgage Products, Inc.
                   GMACM Mortgage Pass-Through Certificates, Series 2000-J2




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




                                TABLE OF CONTENTS

                                                                                            Page




Article I         DEFINITIONS...............................................................3

        Section 1.01.  Definitions..........................................................3

        Section 1.02.  Use of Words and Phrases............................................40

Article II        CONVEYANCE OF MORTGAGE LOANS; ORIGINAL ISSUANCE OF CERTIFICATES..........40

        Section 2.01.  Conveyance of Mortgage Loans........................................40

        Section 2.02.  Acceptance by Trustee...............................................46

        Section 2.03.  Representations, Warranties and Covenants of the Servicer and
               the Company.................................................................47

        Section 2.04.  Representations and Warranties of the Seller........................48

        Section 2.05.  Execution and Authentication of Certificates........................50

Article III       ADMINISTRATION AND SERVICING OF MORTGAGE LOANS...........................50

        Section 3.01.  Servicer to Act as Servicer.........................................50

        Section 3.02.  Subservicing Agreements Between Servicer and Subservicers;
               Enforcement of Subservicers' and Sellers' Obligations.......................51

        Section 3.03.  Successor Subservicers..............................................52

        Section 3.04.  Liability of the Servicer...........................................52

        Section 3.05.  No Contractual Relationship Between Subservicer and Trustee or
               Certificateholders..........................................................52

        Section 3.06.  Assumption or Termination of Subservicing Agreements by Trustee.....52

        Section 3.07.  Collection of Certain Mortgage Loan Payments;  Deposits to
               Custodial Account...........................................................53

        Section 3.08.  Subservicing Accounts; Servicing Accounts...........................55

        Section 3.09.  Access to Certain Documentation and  Information Regarding the
               Mortgage Loans..............................................................56

        Section 3.10.  Permitted Withdrawals from the Custodial Account....................56

        Section 3.11.  Maintenance of the Primary Insurance  Policies; Collections
               Thereunder..................................................................58

        Section 3.12.  Maintenance of Fire Insurance and  Omissions and Fidelity
               Coverage....................................................................59

        Section 3.13.  Enforcement of Due-on-Sale Clauses; Assumption and
               Modification Agreements; Certain Assignments................................60

                                        i



        Section 3.14.  Realization Upon Defaulted Mortgage Loans...........................62

        Section 3.15.  Trustee to Cooperate; Release of Mortgage Files.....................65

        Section 3.16.  Servicing and Other Compensation; Compensating Interest.............66

        Section 3.17.  Periodic Filings with the Securities and Exchange Commission;
               Additional Information......................................................67

        Section 3.18.  Annual Statement as to Compliance...................................68

        Section 3.19.  Annual Independent Public Accountants' Servicing Report.............68

        Section 3.20.  Rights of the Company in Respect of the Servicer....................68

        Section 3.21.  Administration of Buydown Funds.....................................68

Article IV        PAYMENTS TO CERTIFICATEHOLDERS...........................................69

        Section 4.01.  Payment Account.....................................................69

        Section 4.02.  Distributions.......................................................70

        Section 4.03.  Statements to Certificateholders....................................79

        Section 4.04.  Distribution of Reports to the Trustee and  the Company;
               Advances by the Servicer....................................................80

        Section 4.05.  Allocation of Realized Losses.......................................81

        Section 4.06.  Reports of Foreclosures and Abandonment of Mortgaged Property.......83

        Section 4.07.  Optional Purchase of Defaulted Mortgage Loans.......................83

        Section 4.08.  Insured Reserve Fund................................................83

        Section 4.09.  Rounding Account....................................................84

        Section 4.10.  Principal Distributions on the Insured Certificates.................84

Article V         THE CERTIFICATES.........................................................89

        Section 5.01.  The Certificates....................................................89

        Section 5.02.  Registration of Transfer and Exchange of Certificates...............90

        Section 5.03.  Mutilated, Destroyed, Lost or Stolen Certificates...................96

        Section 5.04.  Persons Deemed Owners...............................................96

        Section 5.05.  Appointment of Paying Agent.........................................96

        Section 5.06.  Optional Purchase of Certificates...................................97

Article VI        THE COMPANY AND THE SERVICER.............................................98

        Section 6.01.  Respective Liabilities of the Company and the Servicer..............98

                                        ii


        Section 6.02.  Merger or Consolidation of the Company or the Servicer;
               Assignment of Rights and Delegation of Duties by Servicer...................98

        Section 6.03.  Limitation on Liability of the Company,  the Servicer and Others....99

        Section 6.04.  Company and Servicer Not to Resign.................................100

Article VII       DEFAULT.................................................................100

        Section 7.01.  Events of Default..................................................100

        Section 7.02.  Trustee or Company to Act; Appointment of Successor................102

        Section 7.03.  Notification to Certificateholders.................................104

        Section 7.04.  Waiver of Events of Default........................................104

Article VIII      CONCERNING THE TRUSTEE..................................................104

        Section 8.01.  Duties of Trustee..................................................104

        Section 8.02.  Certain Matters Affecting the Trustee..............................106

        Section 8.03.  Trustee Not Liable for Certificates or Mortgage Loans..............107

        Section 8.04.  Trustee May Own Certificates.......................................108

        Section 8.05.  Servicer to Pay Trustee's Fees and Expenses; Indemnification.......108

        Section 8.06.  Eligibility Requirements for Trustee...............................108

        Section 8.07.  Resignation and Removal of the Trustee.............................109

        Section 8.08.  Successor Trustee..................................................110

        Section 8.09.  Merger or Consolidation of Trustee.................................110

        Section 8.10.  Appointment of Co-Trustee or Separate Trustee......................110

        Section 8.11.  Appointment of Custodians..........................................111

        Section 8.12.  Appointment of Office or Agency....................................112

Article IX        TERMINATION.............................................................112

        Section 9.01.  Termination Upon Purchase by the Servicer  or the Company or
               Liquidation of All Mortgage Loans..........................................112

        Section 9.02.  Additional Termination Requirements................................114

Article X         REMIC PROVISIONS........................................................115

        Section 10.01.  REMIC Administration..............................................115

        Section 10.02.  Servicer, REMIC Administrator and Trustee Indemnification.........118

                                        iii


        Section 10.04.  Distributions on the Uncertificated REMIC I and  REMIC II
               Regular Interests..........................................................119

        Section 10.05.  Compliance with Withholding Requirements..........................121

Article XI        CERTAIN MATTERS REGARDING FINANCIAL SECURITY............................121

        Section 11.02.  Claims Upon the FSA Policy; FSA Policy Payments Account...........121

        Section 11.03.  Effect of Payments by Financial Security; Subrogations............123

        Section 11.04.  Notices and Information to Financial Security; Financial
               Security as Third Party Beneficiary........................................123

        Section 11.05.  Trustee to Hold FSA Policy........................................123

        Section 11.06.  Payment of Insurance Premium......................................124

Article XII       MISCELLANEOUS PROVISIONS................................................124

        Section 12.01.  Amendment.........................................................124

        Section 12.02.  Recordation of Agreement; Counterparts............................126

        Section 12.03.  Limitation on Rights of Certificateholders........................126

        Section 12.04.  Governing Law.....................................................127

        Section 12.05.  Notices...........................................................127

        Section 12.06.  Required Notices to Rating Agency and Subservicer.................128
        Section 12.07.  Severability of Provisions........................................129

        Section 12.08.  Supplemental Provisions for Resecuritization......................129

        Section 12.09.  Allocation of Voting Rights.......................................130


                                        iv



                                    EXHIBITS



Exhibit A-1:          Form of Class A Certificate

Exhibit A-2:          Form of Class IO Certificate

Exhibit A-3:          Form of Class PO Certificate

Exhibit B:            Form of Class M Certificate

Exhibit C:            Form of Class B Certificate

Exhibit D:            Form of Class R Certificate

Exhibit E:            Mortgage Loan Schedule

Exhibit F:            Form of Request for Release

Exhibit G-1:          Form of Transfer Affidavit and Agreement

Exhibit G-2:          Form of Transferor Certificate

Exhibit H-1:          Form of Investor Representation Letter

Exhibit H-2:          Form of ERISA Representation Letter

Exhibit H-3:          Form of ERISA Legend

Exhibit I:            Form of Transferor Representation Letter

Exhibit J:            Form of Rule 144A Investment Representation Letter

Exhibit K:            Form of Lender Certification for Assignment of Mortgage Loan

Exhibit L:            Schedule of Discount Fractions

Exhibit M:            Information to be Included in Monthly Distribution Date Statement

Exhibit N:            Form of Initial Certification

Exhibit O:            Form of Final Certification

Exhibit P:            FSA Policy



        This is the Pooling and Servicing Agreement, dated as of June 27, 2000 (the "Pooling and Servicing Agreement" or "Agreement"), among RESIDENTIAL ASSET MORTGAGE PRODUCTS, INC., as the company (together with its permitted successors and assigns, the "Company"), GMAC MORTGAGE CORPORATION, as servicer (together with its permitted successors and assigns, the "Servicer"), and NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION, a national banking association, as Trustee (together with its permitted successors and assigns, the "Trustee").

                             PRELIMINARY STATEMENT:

        The Company intends to sell mortgage pass-through certificates (collectively, the "Certificates"), to be issued hereunder in multiple classes, which in the aggregate will evidence the entire beneficial ownership interest in the Mortgage Loans. As provided herein, the REMIC Administrator will make an election to treat the entire segregated pool of assets described in the definition of Trust Fund, and subject to this Agreement (including the Mortgage Loans), as one or more real estate mortgage investment conduits (each, a "REMIC") for federal income tax purposes.

        The following table sets forth the designation, type, Pass-Through Rate, aggregate Initial Certificate Principal Balance, Maturity Date, initial ratings and certain features for each Class of Certificates comprising the interests in the Trust Fund created hereunder.



                            Aggregate Initial
                  Pass-         Certificate                                     Fitch/
                 Through        Principal                       Maturity     Standard &       Minimum
Designation        Rate         Balance         Features(1)       Date         Poor's     Denominations(2)


Class A-1         7.75%     $71,248,000.00      Senior/     August 25, 2030    AAA/AAA       $25,000.00
                                               Accretion
                                               Directed
Class A-2         7.75%     $8,775,000.00    Senior/Accrual August 25, 2030    AAA/AAA       $25,000.00
Class A-3         7.50%     $15,300,000.00      Senior/     August 25, 2030    AAA/AAA        $1,000.00
                                             Retail/Insured
Class A-4         7.75%           $0.00(3)   Senior/InterestAugust 25, 2030   AAA/AAAr      $25,000.00(4)
                                                 Only
Class A-5         7.75%     $15,937,600.00      Senior/     August 25, 2030    AAA/AAA       $25,000.00
                                              Prepayment
                                                Lockout
Class A-6         7.75%     $20,200,000.00      Senior/     August 25, 2030    AAA/AAA       $25,000.00
                                               Accretion
                                               Directed/
                                               Companion
Class A-7         7.75%     $16,335,000.00      Senior/     August 25, 2030    AAA/AAA       $25,000.00
                                               Accretion
                                             Directed/PAC
Class A-8         7.75%     $3,565,000.00       Senior/     August 25, 2030    AAA/AAA       $25,000.00
                                               Accretion
                                               Directed/
                                              Companion/
                                                Accrual
Class PO          0.00%     $1,639,884.62    Senior/PrincipaAugust 25, 2030   AAA/AAAr       $25,000.00
                                                 Only
Class IO        Variable         $0.00(6)    Senior/InterestAugust 25, 2030   AAA/AAAr           (7)
                 Rate(5)                         Only
Class R-I         7.75%           $100.00    Senior/ResidualAugust 25, 2030    AAA/AAA           (8)
Class R-II        7.75%           $100.00    Senior/ResidualAugust 25, 2030    AAA/AAA           (8)
Class M-1         7.75%     $2,868,794.00      Mezzanine    August 25, 2030     AA/NA        $25,000.00
Class M-2         7.75%     $1,354,708.00      Mezzanine    August 25, 2030     A/NA         $250,000.00
Class M-3         7.75%       $796,887.00      Mezzanine    August 25, 2030    BBB/NA        $250,000.00
Class B-1         7.75%       $557,821.00     Subordinate   August 25, 2030     BB/NA        $250,000.00
Class B-2         7.75%       $398,444.00     Subordinate   August 25, 2030     B/NA         $250,000.00
Class B-3         7.75%       $398,443.16     Subordinate   August 25, 2030     NA/NA        $250,000.00

_______________________

(1) The Certificates, other than the Class PO, Class IO, Class B and Class R Certificates shall be Book-Entry Certificates. The Class PO, Class IO, Class B and Class R Certificates shall be delivered to the holders thereof in physical form.

(2) The Certificates, other than the Class IO and Class R Certificates, shall be issuable in minimum dollar denominations as indicated above (by Certificate Principal Balance or Notional Amount) and integral multiples of $1 (or $1,000 in the case of the Class PO, Class B-1, Class B-2 and Class B-3 Certificates) in excess thereof, except that one Certificate of any of the Class PO and Class B-1, Class B-2 and Class B-3 Certificates that contain an uneven multiple of $1,000 shall be issued in a denomination equal to the sum of the related minimum denomination set forth above and such uneven multiple for such Class or the sum of such denomination and an integral multiple of $1,000.

(3) The initial Notional Amount for the Class A-4 Certificates shall be equal to $375,096.77.

(4) The Class A-4 Certificates shall be issuable in minimum denominations of not less than $25,000 of Notional Amount.

(5) With respect to the Class IO Certificates and any Distribution Date, a rate equal to the weighted average of the Pool Strip Rate of each Non-Discount Mortgage Loan weighted on the basis of the respective Stated Principal Balances of such Mortgage Loans as of the day immediately preceding such Distribution Date (or, with respect to the initial Distribution Date, at the close of business on the Cut-off Date). The initial Pass-Through Rate for the Class IO Certificates shall be equal to 0.454%.

(6) The initial Notional Amount for the Class IO Certificates shall be equal to $113,766,762.13.

(7) The Class IO Certificates shall be issuable in minimum denominations of not less than a 20% Percentage Interest.

(8) The Class R Certificates shall be issuable in minimum denominations of not less than a 20% Percentage Interest; provided, however, that one Class R-I Certificate and one Class R-II Certificate will be issuable to GMAC Mortgage Corporation as "tax matters person" pursuant to Section 10.01(c) and (e) in a minimum denomination representing a Percentage Interest of not less than 0.01%.


        The Mortgage Loans have an aggregate principal balance as of the Cut-off Date of $159,375,781.78.

        In consideraton of the mutual agreements herein contained, the Company, the Servicer and the Trustee agree as follows:

                                   Article I

                                   DEFINITIONS

Section 1.01...Definitions.

        Whenever used in this Agreement, the following words and phrases, unless the context otherwise requires, shall have the meanings specified in this Article.

     Accretion Directed Certificate: Any one of the Certificates designated as a Class A-1 Certificate, Class A-6 Certificate, Class A-7 Certificate or Class A-8 Certificate.

     Accretion Termination Date: The Class A-2 Accretion Termination Date or the Class A-8 Accretion Termination Date, as applicable.

     Accrual Certificate: Any one of the Certificates designated as a Class A-2 Certificate or Class A-8 Certificate.

     Accrual Distribution Amount: The Class A-2 Accrual Distribution Amount or the Class A-8 Accrual Distribution Amount, as applicable.

        Accrued  Certificate  Interest:  With respect to each Distribution Date,
(a) as to any Class of Certificates (other than any Class PO or Interest Only Certificates), interest accrued during the related Interest Accrual Period at the related Pass-Through Rate on the Certificate Principal Balance thereof immediately prior to such Distribution Date and (b) in the case of the Interest Only Certificates, interest accrued during the related Interest Accrual Period at the related Pass-Through Rate on the Notional Amount thereof immediately prior to such Distribution Date. Accrued Certificate Interest will be calculated on the basis of a 360-day year, consisting of twelve 30-day months. In each case Accrued Certificate Interest on any Class of Certificates will be reduced by the amount of:

        (i) Prepayment Interest Shortfalls on all Mortgage Loans (to the extent not offset by the Servicer with a payment of Compensating Interest as provided in Section 4.01),

        (ii) the interest portion (adjusted to the Net Mortgage Rate (or the Modified Net Mortgage Rate in the case of a Modified Mortgage
               Loan)) of Realized Losses on all Mortgage Loans (including Excess Special Hazard Losses, Excess Fraud Losses, Excess Bankruptcy Losses and Extraordinary Losses) not allocated solely to one or more specific Classes of Certificates pursuant to Section 4.05,

        (iii) the interest portion of Advances that were made with respect to delinquencies that were ultimately determined to be Excess Special Hazard Losses, Excess Fraud Losses, Excess Bankruptcy Losses or Extraordinary Losses, and

        (iv) any other interest shortfalls not covered by the subordination provided by the Class M Certificates and Class B Certificates, including interest that is not collectible from the Mortgagor pursuant to the Relief Act, with all such reductions allocated among all of the Certificates in proportion to their respective amounts of Accrued Certificate Interest payable on such Distribution Date absent such reductions. In addition to that portion of the reductions described in the preceding sentence that are allocated to any Class of Class B Certificates or any Class of Class M Certificates, Accrued Certificate Interest on such Class of Class B Certificates or such Class of Class M Certificates will be reduced by the interest portion (adjusted to the Net Mortgage Rate) of Realized Losses that are allocated solely to such Class of Class B Certificates or such Class of Class M Certificates pursuant to Section 4.05.

     Advance: As to any Mortgage Loan, any advance made by the Servicer, pursuant to Section 4.04.

        Affiliate: With respect to any Person, any other Person controlling, controlled by or under common control with such first Person. For the purposes of this definition, "control" means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

        Amount Held for Future Distribution: As to any Distribution Date, the total of the amounts held in the Custodial Account at the close of business on the preceding Determination Date on account of (i) Liquidation Proceeds, Insurance Proceeds, Curtailments, Mortgage Loan purchases made pursuant to
Section 2.02, 2.03, 2.04 or 4.07 and Mortgage Loan substitutions made pursuant to Section 2.03 or 2.04 received or made in the month of such Distribution Date (other than such Liquidation Proceeds, Insurance Proceeds and purchases of

Mortgage Loans that the Servicer has deemed to have been received in the preceding month in accordance with Section 3.07(b)), and Principal Prepayments in Full received or made after the related Prepayment Period, and (ii) payments which represent early receipt of scheduled payments of principal and interest due on a date or dates subsequent to the related Due Date.

        Appraised Value: As to any Mortgaged Property, the lesser of (i) the appraised value of such Mortgaged Property based upon the appraisal made at the time of the origination of the related Mortgage Loan, and (ii) the sales price of the Mortgaged Property at such time of origination, except in the case of a Mortgaged Property securing a refinanced or modified Mortgage Loan as to which it is either the appraised value determined above or the appraised value determined in an appraisal at the time of refinancing or modification, as the case may be, provided that if permitted by the applicable underwriting standards of the Seller, the Appraised Value shall be the value of the Mortgaged Property as stated by the Mortgagor.

        Assignment: An assignment of the Mortgage, notice of transfer or equivalent instrument, in recordable form, sufficient under the laws of the jurisdiction wherein the related Mortgaged Property is located to reflect of record the sale of the Mortgage Loan to the Trustee for the benefit of Certificateholders, which assignment, notice of transfer or equivalent instrument may be in the form of one or more blanket assignments covering Mortgages secured by Mortgaged Properties located in the same county, if permitted by law and accompanied by an Opinion of Counsel to that effect.

        Assignment of Proprietary Lease: With respect to a Cooperative Loan, the assignment of the related Cooperative Lease from the Mortgagor to the originator of the Cooperative Loan.

        Available Distribution Amount: As to any Distribution Date, an amount equal to (a) the sum of (i) the amount relating to the Mortgage Loans on deposit in the Custodial Account as of the close of business on the immediately preceding Determination Date and amounts deposited in the Custodial Account in connection with the substitution of Qualified Substitute Mortgage Loans, (ii) the amount of any Advance made on the immediately preceding Payment Account Deposit Date, (iii) any amount deposited in the Payment Account on the related Payment Account Deposit Date pursuant to the second paragraph of Section 3.12(a), (iv) any amount deposited in the Payment Account pursuant to Section 4.07, and (v) any amount that the Servicer is not permitted to withdraw from the Custodial Account pursuant to Section 3.16(e), reduced by (b) the sum as of the close of business on the immediately preceding Determination Date of (w) aggregate Foreclosure Profits, (x) the Amount Held for Future Distribution and
(y) amounts permitted to be withdrawn by the Servicer from the Custodial Account in respect of the Mortgage Loans pursuant to clauses (ii)-(x), inclusive, of
Section 3.10(a).

        Bankruptcy Amount: As of any date of determination prior to the first anniversary of the Cut-off Date, an amount equal to the excess, if any, of (A) $100,000 over (B) the aggregate amount of Bankruptcy Losses allocated solely to one or more specific Classes of Certificates in accordance with Section 4.05. As of any date of determination on or after the first anniversary of the Cut-off Date, an amount equal to the excess, if any, of

               (1) the lesser of (a) the Bankruptcy Amount calculated as of the close of business on the Business Day immediately preceding the most recent anniversary of the Cut-off Date coinciding with or preceding such date of determination (or, if such date of determination is an anniversary of the Cut-off Date, the Business Day immediately preceding such date of determination) (for purposes of this definition, the "Relevant Anniversary") and (b) the greater of

                      (A) the greater of (i) 0.0006 times the aggregate principal balance of all the Mortgage Loans in the Mortgage Pool as of the Relevant Anniversary having a Loan-to-Value Ratio at origination which exceeds 75% and (ii) $100,000; and

                      (B) the greater of (i) the product of (x) an amount  equal to the largest difference in the related Monthly Payment for any Non-Primary Residence Loan remaining in the Mortgage Pool which had an original Loan-to-Value Ratio of 80% or greater that would result if the Net Mortgage Rate thereof was equal to the weighted average (based on the principal balance of the Mortgage Loans as of the Relevant Anniversary) of the Net Mortgage Rates of all Mortgage Loans as of the Relevant Anniversary less 1.25% per annum, (y) a number equal to the weighted average remaining term to maturity, in months, of all Non-Primary Residence Loans remaining in the Mortgage Pool as of the Relevant Anniversary, and (z) one plus the quotient of the number of all Non-Primary Residence Loans remaining in the Mortgage Pool divided by the total number of Outstanding Mortgage Loans in the Mortgage Pool as of the Relevant Anniversary, and (ii) $50,000, over (2) the aggregate amount of Bankruptcy Losses allocated solely to one or more specific Classes of Certificates in accordance with Section
               4.05 since the Relevant Anniversary.

        The Bankruptcy Amount may be further reduced by the Servicer (including accelerating the manner in which such coverage is reduced) provided that prior to any such reduction, the Servicer shall (i) obtain written confirmation from each Rating Agency that such reduction shall not reduce the rating assigned to any Class of Certificates by such Rating Agency (without giving effect to the FSA Policy in the case of the Class A-3 Certificates) below the lower of the then-current rating or the rating assigned to such Certificates as of the Closing Date by such Rating Agency and (ii) provide a copy of such written confirmation to the Trustee and to Financial Security.

        Bankruptcy Code:  The Bankruptcy Code of 1978, as amended.

        Bankruptcy Loss: With respect to any Mortgage Loan, a Deficient Valuation or Debt Service Reduction; provided, however, that neither a Deficient Valuation nor a Debt Service Reduction shall be deemed a Bankruptcy Loss hereunder so long as the Servicer has notified the Trustee in writing that the Servicer is diligently pursuing any remedies that may exist in connection with the representations and warranties made regarding the related Mortgage Loan and either (A) the related Mortgage Loan is not in default with regard to payments due thereunder or (B) delinquent payments of principal and interest under the related Mortgage Loan and any premiums on any applicable primary hazard insurance policy and any related escrow payments in respect of such Mortgage Loan are being advanced on a current basis by the Servicer or a Subservicer, in either case without giving effect to any Debt Service Reduction.

        Book-Entry Certificate: Any Certificate registered in the name of the Depository or its nominee.

        Business Day: Any day other than (i) a Saturday or a Sunday or (ii) a day on which banking institutions in the State of New York, the State of Pennsylvania, the State of Minnesota or the State of Maryland (and such other state or states in which the Custodial Account or the Payment Account are at the time located) are required or authorized by law or executive order to be closed.

        Buydown Funds: Any amount contributed by the seller of a Mortgaged Property, the Company or other source in order to enable the Mortgagor to reduce the payments required to be made from the Mortgagor's funds in the early years of a Mortgage Loan. Buydown Funds are not part of the Trust Fund prior to deposit into the Custodial or Payment Account.

        Buydown Mortgage Loan: Any Mortgage Loan as to which a specified amount of interest is paid out of related Buydown Funds in accordance with a related buydown agreement.

        Cash Liquidation: As to any defaulted Mortgage Loan other than a Mortgage Loan as to which an REO Acquisition occurred, a determination by the Servicer that it has received all Insurance Proceeds, Liquidation Proceeds and other payments or cash recoveries which the Servicer reasonably and in good faith expects to be finally recoverable with respect to such Mortgage Loan.

        Certificate: Any Class A, Class M, Class B or Class R Certificate.

        Certificateholder or Holder: The Person in whose name a Certificate is registered in the Certificate Register, and , in respect of the Insured Certificates, Financial Security to the extent of Cumulative Insurance Payments, except that neither a Disqualified Organization nor a Non-United States Person shall be a holder of a Class R Certificate for purposes hereof and, solely for the purpose of giving any consent or direction pursuant to this Agreement, any Certificate, other than a Class R Certificate, registered in the name of the Company, the Servicer or any Subservicer or any Affiliate thereof shall be deemed not to be outstanding and the Percentage Interest or Voting Rights evidenced thereby shall not be taken into account in determining whether the requisite amount of Percentage Interests or Voting Rights necessary to effect any such consent or direction has been obtained. All references herein to "Holders" or "Certificateholders" shall reflect the rights of Certificate Owners as they may indirectly exercise such rights through the Depository and participating members thereof, except as otherwise specified herein; provided, however, that the Trustee shall be required to recognize as a "Holder" or "Certificateholder" only the Person in whose name a Certificate is registered in the Certificate Register.

        Certificate Owner: With respect to a Book-Entry Certificate, the Person who is the beneficial owner of such Certificate, as reflected on the books of an indirect participating brokerage firm for which a Depository Participant acts as agent, if any, and otherwise on the books of a Depository Participant, if any, and otherwise on the books of the Depository.

     Certificate Principal Balance: With respect to each Certificate (other than any Interest Only Certificate), on any date of determination, an amount equal to:

          (i) the Initial Certificate Principal Balance of such Certificate as specified on the face thereof, plus

        (ii) in the case of each Class of Accrual Certificates, an amount equal to the aggregate Accrued Certificate Interest added to the Certificate Principal Balance thereof prior to such date of determination, minus

        (iii) the sum of (x) the aggregate of all amounts previously distributed with respect to such Certificate (or any predecessor Certificate) and applied to reduce the Certificate Principal Balance thereof pursuant to Section 4.02(a) and (y) the aggregate of all reductions in Certificate Principal Balance deemed to have occurred in connection with Realized Losses which were previously allocated to such Certificate (or any predecessor Certificate) pursuant to Section 4.05;

provided, however, that solely for the purpose of determining Financial Security's rights as subrogee, the Certificate Principal Balance of any Insured Certificate shall be deemed to not be reduced by any principal amounts paid to the Holder thereof from FSA Insurance Payments, unless such amounts have been reimbursed to Financial Security pursuant to Section 4.02(a)(xvi) or Section 4.02(f); and provided, that the Certificate Principal Balance of the Class of Subordinate Certificates with the Lowest Priority at any given time shall be calculated to equal the Percentage Interest evidenced by such Certificate times the excess, if any, of (A) the then aggregate Stated Principal Balance of the Mortgage Loans over (B) the then aggregate Certificate Principal Balance of all other Classes of Certificates then outstanding.

     Certificate Register and Certificate Registrar: The register maintained and the registrar appointed pursuant to Section 5.02.

     Class: Collectively, all of the Certificates bearing the same designation.

        Class A Certificate: Any one of the Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-6, Class A-7, Class A-8, Class IO and Class PO Certificates, executed by the Trustee and authenticated by the Certificate Registrar substantially in the form annexed hereto as Exhibit A-1, Exhibit A-2 or Exhibit A-3, as applicable.

        Class A-2 Accretion Termination Date: The earlier to occur of (i) the Distribution Date immediately following the Distribution Date on which the aggregate Certificate Principal Balance of the Accretion Directed Certificates has been reduced to zero; and (ii) the Credit Support Depletion Date.

        Class A-2 Accrual Distribution Amount: With respect to each Distribution Date on or prior to the Class A-2 Accretion Termination Date, an amount equal to the amount of Accrued Certificate Interest on the Class A-2 Certificates for such date, which will be added to the Certificate Principal Balance thereof to the extent payable to the Accretion Directed Certificates pursuant to Section 4.02(b)(ii); provided that, with respect to each Distribution Date on or after the Class A-2 Accretion Termination Date, the entire Accrued Certificate Interest on the Class A-2 Certificates for such date will be payable to the Class A-2 Certificateholders pursuant to Section 4.02(a)(i) hereof to the extent that payments are not required to fully reduce the Accretion Directed Certificates to zero on the Class A-2 Accretion Termination Date; and provided further, that if the Class A-2 Accretion Termination Date is the Credit Support Depletion Date, the entire amount of Accrued Certificate Interest for that date will be payable to the Class A-2 Certificateholders pursuant to Section 4.02(a)(i) hereof.

        Class A-8 Accretion Termination Date: The earlier to occur of (i) the Distribution Date immediately following the Distribution Date on which the aggregate Certificate Principal Balance of the A-6 Certificates has been reduced to zero; and (ii) the Credit Support Depletion Date.

        Class A-8 Accrual Distribution Amount: With respect to each Distribution Date on or prior to the Class A-8 Accretion Termination Date, an amount equal to the amount of Accrued Certificate Interest on the Class A-8 Certificates for such date, which will be added to the Certificate Principal Balance thereof to the extent payable to the Class A-6 Certificates pursuant to Section 4.02(b)(ii); provided that, with respect to each Distribution Date on or after the Class A-8 Accretion Termination Date, the entire Accrued Certificate Interest on the Class A-8 Certificates for such date will be payable to the Class A-8 Certificateholders pursuant to Section 4.02(a)(i) hereof to the extent that payments are not required to fully reduce the Class A-6 Certificates to zero on the Class A-8 Accretion Termination Date; and provided further, that if the Class A-8 Accretion Termination Date is the Credit Support Depletion Date, the entire amount of Accrued Certificate Interest for that date will be payable to the Class A-8 Certificateholders pursuant to Section 4.02(a)(i) hereof.

        Class B Certificate: Any one of the Certificates designated as a Class B-1 Certificate, Class B-2 Certificate or Class B-3 Certificate.

        Class IO Certificate: Any one of the Certificates designated as a Class IO Certificate, executed by the Trustee and authenticated by the Certificate Registrar substantially in the form annexed hereto as Exhibit A-2.

        Class M Certificate: Any one of the Certificates designated as a Class M-1 Certificate, Class M-2 Certificate or Class M-3 Certificate.

        Class PO Certificate: Any one of the Certificates designated as a Class PO Certificate, executed by the Trustee and authenticated by the Certificate Registrar substantially in the form annexed hereto as Exhibit A-3.

        Class PO Collection Shortfall: With respect to the Cash Liquidation or REO Disposition of a Discount Mortgage Loan and any Distribution Date, the excess of the amount described in Section 4.02(b)(i)(C)(1) over the amount described in Section 4.02(b)(i)(C)(2).

        Class PO Principal Distribution Amount:  As defined in Section 4.02.

     Class R Certificate: Any one of the Certificates designated as a Class R-I Certificate or Class R-II Certificate.

        Class R-I Certificate: Any one of the Class R-I Certificates executed by the Trustee and authenticated by the Certificate Registrar substantially in the form annexed hereto as Exhibit D and evidencing an interest designated as a "residual interest" in REMIC I for purposes of the REMIC Provisions.

        Class R-II Certificate: Any one of the Class R-II Certificates executed by the Trustee and authenticated by the Certificate Registrar substantially in the form annexed hereto as Exhibit D and evidencing an interest designated as a "residual interest" in REMIC II for purposes of the REMIC Provisions.

        Closing Date: June 27, 2000.

        Code:  The Internal Revenue Code of 1986.

        Compensating Interest: With respect to any Distribution Date, an amount (but not in excess of the Servicing Fee for such Distribution Date) equal to Prepayment Interest Shortfalls resulting from Principal Prepayments in Full during the related Prepayment Period and resulting from Curtailments during the prior calendar month.

        Cooperative: A private, cooperative housing corporation which owns or leases land and all or part of a building or buildings, including apartments, spaces used for commercial purposes and common areas therein and whose board of directors authorizes, among other things, the sale of Cooperative Stock.

        Cooperative Apartment: A dwelling unit in a multi-dwelling building owned or leased by a Cooperative, which unit the Mortgagor has an exclusive right to occupy pursuant to the terms of a proprietary lease or occupancy agreement.

        Cooperative Lease: With respect to a Cooperative Loan, the proprietary lease or occupancy agreement with respect to the Cooperative Apartment occupied by the Mortgagor and relating to the related Cooperative Stock, which lease or agreement confers an exclusive right to the holder of such Cooperative Stock to occupy such apartment.

        Cooperative Loans: Any of the Mortgage Loans made in respect of a Cooperative Apartment, evidenced by a Mortgage Note and secured by (i) a Security Agreement, (ii) the related Cooperative Stock Certificate, (iii) an assignment of the Cooperative Lease, (iv) financing statements and (v) a stock power (or other similar instrument), and ancillary thereto, a recognition agreement between the Cooperative and the originator of the Cooperative Loan, each of which was transferred and assigned to the Trustee pursuant to Section
2.01 and are from time to time held as part of the Trust Fund.

     Cooperative   Stock:  With  respect  to  a  Cooperative  Loan,  the  single outstanding class of stock, partnership interest or other ownership instrument in the related Cooperative.

     Cooperative Stock Certificate: With respect to a Cooperative Loan, the stock certificate or other instrument evidencing the related Cooperative Stock.

        Corporate Trust Office: The principal office of the Trustee at which at any particular time its corporate trust business with respect to this Agreement shall be administered, which office at the date of the execution of this instrument is located at Norwest Center, Sixth and Marquette, Minneapolis, Minnesota 55479-1026, Attention: Corporate Trust, GMACM Mortgage Pass-Through Certificates, Series 2000-J2.

        Credit Support Depletion Date: The first Distribution Date on which the Certificate Principal Balances of the Subordinate Certificates have been reduced to zero.

        Cumulative Insurance Payments: As of any time of determination, the aggregate of all FSA Insurance Payments previously made by Financial Security under the FSA Policy minus the aggregate of all payments previously made to Financial Security pursuant to Sections 4.02(a)(xvi) and 4.02(f) hereof or otherwise as reimbursement for FSA Insurance Payments.

     Curtailment: Any Principal Prepayment made by a Mortgagor which is not a Principal Prepayment in Full.

        Custodial Account: The custodial account or accounts created and maintained pursuant to Section 3.07, into which the amounts set forth in Section
3.07 shall be deposited directly.

        Custodial Agreement: An agreement that may be entered into among the Servicer, the Trustee and a Custodian pursuant to which the Custodian will hold certain documents relating to the Mortgage Loans on behalf of the Trustee.

        Custodian:  A custodian appointed pursuant to a Custodial Agreement.

        Cut-off Date: June 1, 2000.

        Cut-off Date Principal Balance: As to any Mortgage Loan, the unpaid principal balance thereof at the Cut-off Date after giving effect to all installments of principal due on or prior thereto, whether or not received.

        Debt Service Reduction: With respect to any Mortgage Loan, a reduction in the scheduled Monthly Payment for such Mortgage Loan by a court of competent jurisdiction in a proceeding under the Bankruptcy Code, except such a reduction constituting a Deficient Valuation or any reduction that results in a permanent forgiveness of principal.

        Deceased Owner: A Certificate Owner of an Insured Certificate who was living at the time such interest was acquired and whose authorized personal representative, surviving tenant by the entirety, surviving joint tenant or surviving tenant in common or other person empowered to act on behalf of a deceased Certificate Owner causes to be furnished to the Depository evidence of death satisfactory to the Depository Participant and any tax waivers requested by the Depository Participant.

        Deficient Valuation: With respect to any Mortgage Loan, a valuation by a court of competent jurisdiction of the Mortgaged Property in an amount less than the then outstanding indebtedness under the Mortgage Loan, or any reduction in the amount of principal to be paid in connection with any scheduled Monthly Payment that constitutes a permanent forgiveness of principal, which valuation or reduction results from a proceeding under the Bankruptcy Code.

     Definitive   Certificate:   Any   Certificate   other  than  a   Book-Entry
Certificate.

     Deleted Mortgage Loan: A Mortgage Loan replaced or to be replaced with a Qualified Substitute Mortgage Loan.

        Delinquent: As used herein, a Mortgage Loan is considered to be: "30 to 59 days" or "30 or more days" delinquent when a payment due on any scheduled due date remains unpaid as of the close of business on the last business day immediately prior to the next following monthly scheduled due date; "60 to 89 days" or "60 or more days" delinquent when a payment due on any scheduled due date remains unpaid as of the close of business on the last business day immediately prior to the second following monthly scheduled due date; and so on. The determination as to whether a Mortgage Loan falls into these categories is made as of the close of business on the last business day of each month. For example, a Mortgage Loan with a payment due on July 1 that remained unpaid as of the close of business on July 31 would then be considered to be 30 to 59 days delinquent. Delinquency information as of the Cut-off Date is determined and prepared as of the close of business on the last business day immediately prior to the Cut-off Date.

        Depository: The Depository Trust Company, or any successor Depository hereafter named. The nominee of the initial Depository for purposes of registering those Certificates that are to be Book-Entry Certificates is Cede & Co. The Depository shall at all times be a "clearing corporation" as defined in
Section 8-102(a)(5) of the Uniform Commercial Code of the State of New York and a "clearing agency" registered pursuant to the provisions of Section 17A of the Securities Exchange Act of 1934, as amended.

        Depository Participant: A broker, dealer, bank or other financial institution or other Person for whom from time to time a Depository effects book-entry transfers and pledges of securities deposited with the Depository.

     Destroyed Mortgage Note: A Mortgage Note the original of which was permanently lost or destroyed and has not been replaced.

        Determination Date: With respect to any Distribution Date, the 15th day (or if such 15th day is not a Business Day, the Business Day immediately following such 15th day) of the month of the related Distribution Date.

        Discount Fraction: With respect to each Discount Mortgage Loan, the fraction expressed as a percentage, the numerator of which is the Discount Net Mortgage Rate minus the Net Mortgage Rate (or the initial Net Mortgage Rate with respect to any Discount Mortgage Loans as to which the Mortgage Rate is modified pursuant to 3.07(a)) for such Mortgage Loan and the denominator of which is the Discount Net Mortgage Rate. The Discount Fraction with respect to each Discount Mortgage Loan is set forth as on Exhibit L attached hereto.

        Discount Mortgage Loan: Any Mortgage Loan having a Net Mortgage Rate (or the initial Net Mortgage Rate) of less than the Discount Net Mortgage Rate per annum and any Mortgage Loan deemed to be a Discount Mortgage Loan pursuant to the definition of Qualified Substitute Mortgage Loan.

        Discount Net Mortgage Rate:  7.75% per annum.

        Disqualified Organization: Any organization defined as a "disqualified organization" under Section 860E(e)(5) of the Code, and if not otherwise included, any of the following: (i) the United States, any State or political subdivision thereof, any possession of the United States, or any agency or instrumentality of any of the foregoing (other than an instrumentality which is a corporation if all of its activities are subject to tax and, except for Freddie Mac, a majority of its board of directors is not selected by such governmental unit), (ii) a foreign government, any international organization, or any agency or instrumentality of any of the foregoing, (iii) any organization (other than certain farmers' cooperatives described in Section 521 of the Code) which is exempt from the tax imposed by Chapter 1 of the Code (including the tax imposed by Section 511 of the Code on unrelated business taxable income), (iv) rural electric and telephone cooperatives described in Section 1381(a)(2)(C) of the Code, (v) any "electing large partnership," as defined in Section 775(a) of the Code and (vi) any other Person so designated by the Trustee based upon an Opinion of Counsel that the holding of an Ownership Interest in a Class R
Certificate by such Person may cause the Trust Fund or any Person having an Ownership Interest in any Class of Certificates (other than such Person) to incur a liability for any federal tax imposed under the Code that would not otherwise be imposed but for the Transfer of an Ownership Interest in a Class R Certificate to such Person. The terms "United States", "State" and "international organization" shall have the meanings set forth in Section 7701 of the Code or successor provisions.

        Distribution Date: The 25th day of any month beginning in the month immediately following the month of the initial issuance of the Certificates or, if such 25th day is not a Business Day, the Business Day immediately following such 25th day.

     Due Date: With respect to any Distribution Date and any Mortgage Loan, the day during the related Due Period on which the Monthly Payment is due.

        Due Period: With respect to each Distribution Date and any Mortgage Loan, the period commencing on the second day of the month prior to the month in which such Distribution Date occurs and ending on the first day of the month in which such Distribution Date occurs.

        Eligible Account: An account that is any of the following: (i) maintained with a federal or state chartered depository institution the accounts of which are insured by the FDIC (to the limits established by the FDIC) and the short-term debt ratings and the long-term deposit ratings of which are rated in one of the two highest rating categories by the Rating Agencies, or (ii) a trust account or accounts maintained with a federal or state chartered depository institution or trust company with trust powers acting in its fiduciary capacity, or (iii) in the case of the Payment Account, a trust account or accounts maintained in the corporate trust division of the Trustee, or (iv) an account or accounts of a depository institution acceptable to each Rating Agency (as evidenced in writing by each Rating Agency that use of any such account as the Custodial Account or the Payment Account will not reduce the rating assigned to any Class of Certificates by such Rating Agency (without giving effect to the FSA Policy in the case of the Class A-3 Certificates) below the lower of the then-current rating or the rating assigned to such Certificates as of the Closing Date by such Rating Agency).

        Eligible Funds: On any Distribution Date, the portion, if any, of the Available Distribution Amount remaining after reduction by the sum of (i) the aggregate amount of Accrued Certificate Interest on the Senior Certificates,
(ii) the Senior  Principal  Distribution  Amount  (determined  without regard to

Section 4.02(a)(ii)(Y)(D) hereof), (iii) the Class PO Principal Distribution Amount (determined without regard to Section 4.02(b)(i)(E) hereof) and (iv) the aggregate amount of Accrued Certificate Interest on the Class M, Class B-1 and Class B-2 Certificates.

        Event of Default:  As defined in Section 7.01.

     Excess Bankruptcy Loss: Any Bankruptcy Loss, or portion thereof, which exceeds the then applicable Bankruptcy Amount.

     Excess Fraud Loss: Any Fraud Loss, or portion thereof, which exceeds the then applicable Fraud Loss Amount.

     Excess Special Hazard Loss: Any Special Hazard Loss, or portion thereof, that exceeds the then applicable Special Hazard Amount.

        Excess Subordinate Principal Amount: With respect to any Distribution Date on which the aggregate Certificate Principal Balance of the Class of Subordinate Certificates then outstanding with the Lowest Priority is to be reduced to zero and on which Realized Losses are to be allocated to such class or classes, the excess, if any, of (i) the amount that would otherwise be distributable in respect of principal on such class or classes of Certificates on such Distribution Date over (ii) the excess, if any, of the aggregate Certificate Principal Balance of such class or classes of Certificates immediately prior to such Distribution Date over the aggregate amount of Realized Losses to be allocated to such classes of Certificates on such Distribution Date as reduced by any amount calculated pursuant to Section 4.02(b)(i)(E) hereof.

        Extraordinary Events: Any of the following conditions with respect to a Mortgaged Property (or, with respect to a Cooperative Loan, the Cooperative Apartment) or Mortgage Loan causing or resulting in a loss which causes the liquidation of such Mortgage Loan:

(a) losses that are of the type that would be covered by the fidelity bond and the errors and omissions insurance policy required to be maintained pursuant to Section 3.12(b) but are in excess of the coverage maintained thereunder;

(b) nuclear reaction or nuclear radiation or radioactive contamination, all whether controlled or uncontrolled, and whether such loss be direct or indirect, proximate or remote or be in whole or in part caused by, contributed to or aggravated by a peril covered by the definition of the term "Special Hazard Loss";

(c) hostile or warlike action in time of peace or war, including action in hindering, combating or defending against an actual, impending or expected attack:

1. by any government or sovereign power, de jure or de facto, or by any authority maintaining or using military, naval or air forces; or

2.      by military, naval or air forces; or

3.      by an agent of any such government, power, authority or forces;

(d) any weapon of war employing atomic fission or radioactive force whether in time of peace or war; or

(e) insurrection, rebellion, revolution, civil war, usurped power or action taken by governmental authority in hindering, combating or defending against such an occurrence, seizure or destruction under quarantine or customs regulations, confiscation by order of any government or public authority; or risks of contraband or illegal transportation or trade.

     Extraordinary Losses: Any loss incurred on a Mortgage Loan caused by or resulting from an Extraordinary Event.

        Fannie Mae: Federal National Mortgage Association, or Fannie Mae, a federally chartered and privately owned corporation organized and existing under the Federal National Mortgage Association Charter Act, or any successor thereto.

     FASIT: A "financial asset securitization investment trust" within the meaning of Section 860L of the Code.

        FDIC:  Federal Deposit Insurance Corporation or any successor thereto.

        Final Distribution Date: The Distribution Date on which the final distribution in respect of the Certificates will be made pursuant to Section 9.01, which Final Distribution Date shall in no event be later than the end of the 90-day liquidation period described in Section 9.02.

        Financial Security: Financial Security Assurance Inc.

        Fitch:  Fitch, Inc. or its successor in interest.

        Foreclosure Profits: As to any Distribution Date or related Determination Date and any Mortgage Loan, the excess, if any, of Liquidation Proceeds, Insurance Proceeds and REO Proceeds (net of all amounts reimbursable therefrom pursuant to Section 3.10(a)(ii)) in respect of each Mortgage Loan or REO Property for which a Cash Liquidation or REO Disposition occurred in the related Prepayment Period over the sum of the unpaid principal balance of such Mortgage Loan or REO Property (determined, in the case of an REO Disposition, in accordance with Section 3.14) plus accrued and unpaid interest at the Mortgage Rate on such unpaid principal balance from the Due Date to which interest was last paid by the Mortgagor to the first day of the month following the month in which such Cash Liquidation or REO Disposition occurred.

     Fraud Losses: Losses on Mortgage Loans as to which there was fraud in the origination of such Mortgage Loan.

        Fraud Loss Amount: As of any date of determination after the Cut-off Date, an amount equal to: (X) prior to the third anniversary of the Cut-off Date an amount equal to 1.00% of the aggregate outstanding principal balance of all of the Mortgage Loans as of the Cut-off Date minus the aggregate amount of Fraud Losses allocated solely to one or more specific Classes of Certificates in accordance with Section 4.05 since the Cut-off Date up to such date of determination and (Y) from the third to the fifth anniversary of the Cut-off Date, an amount equal to (1) the lesser of (a) the Fraud Loss Amount as of the most recent anniversary of the Cut-off Date and (b) 0.50% of the aggregate outstanding principal balance of all of the Mortgage Loans as of the most recent anniversary of the Cut-off Date minus (2) the aggregate amount of Fraud Losses allocated solely to one or more specific Classes of Certificates in accordance with Section 4.05 since the most recent anniversary of the Cut-off Date up to such date of determination. On and after the fifth anniversary of the Cut-off Date, the Fraud Loss Amount shall be zero.

        The Fraud Loss Amount may be further reduced by the Servicer (including accelerating the manner in which such coverage is reduced) provided that prior to any such reduction, the Servicer shall (i) obtain written confirmation from each Rating Agency that such reduction shall not reduce the rating assigned to any Class of Certificates by such Rating Agency (without giving effect to the FSA Policy in the case of the Class A-3 Certificates) below the lower of the then-current rating or the rating assigned to such Certificates as of the Closing Date by such Rating Agency and (ii) provide a copy of such written confirmation to the Trustee and to Financial Security.

        Freddie Mac: Federal Home Loan Mortgage Corporation, or Freddie Mac, a corporate instrumentality of the United States created and existing under Title III of the Emergency Home Finance Act of 1970, as amended, or any successor thereto.

        FSA Default: The existence and continuance of a failure by Financial Security to make a payment required under the FSA Policy in accordance with its terms.

        FSA Insurance Payment: Any payment made by Financial Security with respect to the Insured Certificates under the FSA Policy.

     FSA Policy: The Certificate  Guaranty Insurance Policy (No. 50946-N) issued
by   Financial   Security  for  the  benefit  of  the  Holders  of  the  Insured
Certificates, including any endorsements thereto, attached as Exhibit P.

     FSA Policy Payments Account: The account established pursuant to Section 11.02(b) hereof.

        GMAC Mortgage Corporation: GMAC Mortgage Corporation, a Pennsylvania corporation, in its capacity as seller of the Mortgage Loans to the Company, and any successor thereto.

     Group A Certificates: Collectively, the Class A-6, Class A-8 and PAC Certificates.

        Group A Distribution Priorities: Amounts allocated to the Group A Certificates in respect of principal shall be applied in the following order of priority:

        (i) first, to the PAC Certificates, until the Certificate Principal Balance thereof has been reduced to the Planned Principal Balance for such Distribution Date;

     (ii) second, to the Class A-6 Certificates until the Certificate Principal Balance thereof has been reduced to zero;

     (iii) third, to the Class A-8 Certificates until the Certificate Principal Balance thereof has been reduced to zero; and

        (iv) fourth, to the PAC Certificates, without regard to its Planned Principal Balance, until the Certificate Principal Balance thereof has been reduced to zero.

        Guaranteed Distribution: With respect to the Class A-3 Certificates as of any Distribution Date (after application of amounts in the Insured Reserve Fund and any Compensating Interest allocated to the Class A-3 Certificates), the distribution to be made to the Holders of the Class A-3 Certificates in an aggregate amount equal to the sum of (1) interest for the related Interest Accrual Period on the Certificate Principal Balance of the Class A-3 Certificates at the related Pass-Through Rate (net of any Prepayment Interest Shortfalls or Relief Act Shortfalls allocated to the Insured Certificates but only to the extent covered by the Servicer pursuant to Section 3.16(e) or the Insured Reserve Fund), (2) the principal portion of any Realized Losses allocated to the Class A-3 Certificates on such Distribution Date, and (3) the Certificate Principal Balance of the Class A-3 Certificates to the extent unpaid on the final Distribution Date or earlier termination of the Trust Fund pursuant to the terms of the Agreement.

        Highest Priority: As of any date of determination, the Class of Subordinate Certificates then outstanding with the earliest priority for payments pursuant to Section 4.02(a), in the following order: Class M-1, Class M-2, Class M-3, Class B-1, Class B-2 and Class B-3 Certificates.

        Independent: When used with respect to any specified Person, means such a Person who (i) is in fact independent of the Company, the Servicer and the Trustee, or any Affiliate thereof, (ii) does not have any direct financial interest or any material indirect financial interest in the Company, the Servicer or the Trustee or in an Affiliate thereof, and (iii) is not connected with the Company, the Servicer or the Trustee as an officer, employee, promoter, underwriter, trustee, partner, director or person performing similar functions.

        Indirect Depository Participant: An institution that is not a Depository Participant but clears through or maintains a custodial relationship with Participants and has access to the Depository's clearing system.

     Individual Insured Certificate: An Insured Certificate that evidences $1,000 Initial Certificate Principal Balance.

        Initial Certificate Principal Balance: With respect to each Class of Certificates, the Certificate Principal Balance of such Class of Certificates as of the Cut-off Date, as set forth in the Preliminary Statement hereto.

        Initial   Subordinate  Class  Percentage:   Initial   Subordinate  Class
Percentage: With respect to each Class of Subordinate Certificates, an amount which is equal to the initial aggregate Certificate Principal Balance of such Class of Subordinate Certificates divided by the aggregate Stated Principal Balance of all the Mortgage Loans as of the Cut-off Date as follows:

               Class M-1: 1.80%     Class B-1: 0.35%
               Class M-2: 0.85%     Class B-2: 0.25%
               Class M-3: 0.50%     Class B-3: 0.25%

        Insurance  Premium:  With respect to the FSA Policy and any Distribution
Date,  an  amount  equal to  one-twelfth  (1/12)  of  0.06%  of the  Certificate
Principal Balance of the Insured Certificates immediately prior to such Distribution Date.

        Insurance Proceeds: Proceeds paid in respect of the Mortgage Loans pursuant to any Primary Insurance Policy or any other related insurance policy covering a Mortgage Loan (excluding the FSA Policy), to the extent such proceeds are payable to the mortgagee under the Mortgage, any Subservicer, the Servicer or the Trustee and are not applied to the restoration of the related Mortgaged Property (or, with respect to a Cooperative Loan, the related Cooperative Apartment) or released to the Mortgagor in accordance with the procedures that the Servicer would follow in servicing mortgage loans held for its own account.

        Insured Certificateholder:  A Holder of an Insured Certificate.

        Insured Certificates:  Any one of the Class A-3 Certificates.

     Insured Reserve Fund: The account  established  and maintained  pursuant to
Section 4.08 herein.

        Insured Reserve Withdrawal:  As defined in Section 4.08.

     Insurer: Any named insurer under any Primary Insurance Policy or any successor thereto or the named insurer in any replacement policy.

     Interest  Accrual  Period:   With  respect  to  any  Certificates  and  any
Distribution Date, the calendar month preceding the month in which such Distribution Date occurs.

     Interest Only Certificates: Any one of the Certificates designated as a Class A-4 Certificate or Class IO Certificate. The Interest Only Certificates will have no Certificate Principal Balance.

     Junior Certificateholder: The Holder of not less than 95% of the Percentage Interests of the Junior Class of Certificates.

        Junior Class of Certificates: The Class of Subordinate Certificates outstanding as of the date of the repurchase of a Mortgage Loan pursuant to
Section 4.07 herein that has the Lowest Priority.

        Late Collections: With respect to any Mortgage Loan, all amounts received during any Due Period, whether as late payments of Monthly Payments or as Insurance Proceeds, Liquidation Proceeds or otherwise, which represent late payments or collections of Monthly Payments due but delinquent for a previous Due Period and not previously recovered.

        Liquidation Proceeds: Amounts (other than Insurance Proceeds) received by the Servicer in connection with the taking of an entire Mortgaged Property by exercise of the power of eminent domain or condemnation or in connection with the liquidation of a defaulted Mortgage Loan through trustee's sale, foreclosure sale or otherwise, other than REO Proceeds.

     Living Owner: A Certificate Owner of an Insured Certificate other than a Deceased Owner.

        Loan-to-Value Ratio: As of any date, the fraction, expressed as a percentage, the numerator of which is the current principal balance of the related Mortgage Loan at the date of determination and the denominator of which is the Appraised Value of the related Mortgaged Property.

        Lockout Prepayment Percentage: With respect to any Distribution Date occurring prior to the Distribution Date in July 2005, 0%. With respect to any Distribution Date thereafter, the percentage indicated below:

Distribution Date                           Lockout Distribution Percentage

July 2005 through June 2006                               30%
July 2006 through June 2007                               40%
July 2007 through June 2008                               60%
July 2008 through June 2009                               80%
July 2009 and thereafter                                 100%

        Lower Priority: As of any date of determination and any Class of Subordinate Certificates, any other Class of Subordinate Certificates then outstanding with a later priority for payments pursuant to Section 4.02(a).

        Lowest Priority: As of any date of determination, the Class of Subordinate Certificates then outstanding with the latest priority for payments pursuant to Section 4.02(a), in the following order: Class B-3, Class B-2, Class B-1, Class M-3, Class M-2 and Class M-1 Certificates.

     Maturity Date: With respect to each Class of Certificates, August 25, 2030.

     MERS:  Mortgage  Electronic   Registration  Systems,  Inc.,  a  corporation
organized and existing under the laws of the State of Delaware, or any successor thereto.

     MERS(@)   System:   The  system  of   recording   transfers   of  Mortgages
electronically maintained by MERS.

     MIN: The Mortgage Identification Number for Mortgage Loans registered with MERS on the MERS(R)System.

     Modified Mortgage Loan: Any Mortgage Loan that has been the subject of a Servicing Modification.

        Modified Net Mortgage Rate: As to any Mortgage Loan that is the subject of a Servicing Modification, the Net Mortgage Rate minus the rate per annum by which the Mortgage Rate on such Mortgage Loan was reduced.

        MOM Loan: With respect to any Mortgage Loan, MERS acting as the mortgagee of such Mortgage Loan, solely as nominee for the originator of such Mortgage Loan and its successors and assigns, at the origination thereof.

        Monthly Payment: With respect to any Mortgage Loan (including any REO Property) and any Due Date, the payment of principal and interest due thereon in accordance with the amortization schedule at the time applicable thereto (after adjustment, if any, for Curtailments and for Deficient Valuations occurring prior to such Due Date but before any adjustment to such amortization schedule by reason of any bankruptcy, other than a Deficient Valuation, or similar proceeding or any moratorium or similar waiver or grace period and before any Servicing Modification that constitutes a reduction of the interest rate on such Mortgage Loan).

        Mortgage: With respect to each Mortgage Note related to a Mortgage Loan which is not a Cooperative Loan, the mortgage, deed of trust or other comparable instrument creating a first lien on an estate in fee simple or leasehold interest in real property securing a Mortgage Note.

        Mortgage File: The mortgage documents listed in Section 2.01 pertaining to a particular Mortgage Loan and any additional documents required to be added to the Mortgage File pursuant to this Agreement.

        Mortgage Loans: Such of the mortgage loans transferred and assigned to the Trustee pursuant to Section 2.01 as from time to time are held or deemed to be held as a part of the Trust Fund, the Mortgage Loans originally so held being identified in the initial Mortgage Loan Schedule, and Qualified Substitute Mortgage Loans held or deemed held as part of the Trust Fund including, without limitation, (i) with respect to each Cooperative Loan, the related Mortgage Note, Security Agreement, Assignment of Proprietary Lease, Cooperative Stock Certificate, Cooperative Lease and Mortgage File and all rights appertaining thereto, and (ii) with respect to each Mortgage Loan other than a Cooperative Loan, each related Mortgage Note, Mortgage and Mortgage File and all rights appertaining thereto.

        Mortgage Loan Schedule: The list or lists of the Mortgage Loans attached hereto as Exhibit E (as amended from time to time to reflect the addition of Qualified Substitute Mortgage Loans), which list or lists shall set forth the following information as to each Mortgage Loan:

        (a)  loan number and name of the Mortgagor;

        (b) the street address of the Mortgaged Property (or, with respect to a Cooperative Loan, the related Cooperative Apartment) including state and zip code;

        (c)  the Loan-to-Value Ratio;

        (d)  the original principal balance and date of the Mortgage Note;

        (e)  the first Due Date;

        (f)  the type of Mortgaged Property;

        (g)  the scheduled monthly payment in effect as of the Cut-off Date;

        (h)  the principal balance as of the Cut-off Date;

        (i)  the Mortgage Rate as of the Cut-off Date;

        (j)  the occupancy status;

        (k)  the purpose of the Mortgage Loan;

        (l)  the paid-through date of the Mortgage Loan;

        (m)  the documentation type; and

        (n) the code "Y" under the column "BUYDOWN", indicating that the Mortgage Loan is a Buydown Mortgage Loan.

        Such schedule may consist of multiple reports that collectively set forth all of the information required.

        Mortgage Note: The originally executed note or other evidence of indebtedness evidencing the indebtedness of a Mortgagor under a Mortgage Loan, together with any modification thereto.

     Mortgage Pool: The pool of mortgage loans consisting of the Mortgage Loans.

     Mortgage Rate: As to any Mortgage Loan, the interest rate borne by the related Mortgage Note, or any modification thereto other than a Servicing Modification.

        Mortgaged Property: The underlying real property securing a Mortgage Loan or, with respect to a Cooperative Loan, the related Cooperative Lease and Cooperative Stock.

        Mortgagor:  The obligor on a Mortgage Note.

     Net Mortgage Rate: As to each Mortgage Loan, the related Mortgage Rate minus the Servicing Fee Rate.

     Non-Discount Mortgage Loan: A Mortgage Loan that is not a Discount Mortgage Loan.

        Non-Primary Residence Loans: The Mortgage Loans designated as secured by second or vacation residences, or by non-owner occupied residences, on the Mortgage Loan Schedule.

        Non-United States Person:  Any Person other than a United States Person.

        Nonrecoverable Advance: Any Advance previously made or proposed to be made by the Servicer in respect of a Mortgage Loan (other than a Deleted Mortgage Loan) which, in the good faith judgment of the Servicer, will not, or, in the case of a proposed Advance, would not, be ultimately recoverable by the Servicer from related Late Collections, Insurance Proceeds, Liquidation
Proceeds,  REO  Proceeds or amounts  reimbursable  to the  Servicer  pursuant to
Section 4.02(a)  hereof.  The  determination  by the Servicer that it has made a
Nonrecoverable Advance or that any proposed Advance would constitute a Nonrecoverable Advance, shall be evidenced by an Officers' Certificate delivered to the Company, the Trustee and Financial Security promptly following such determination.

     Nonsubserviced Mortgage Loan: Any Mortgage Loan that, at the time of reference thereto, is not subject to a Subservicing Agreement.

        Notional Amount: As of any Distribution Date, the Notional Amount of the Class A-4 Certificates is equal to the product of (1) 2.4516129% and (2) the Certificate Principal Balance of the Insured Certificates immediately prior to that Distribution Date. As of the date of determination, the Notional Amount of the Class IO Certificates is equal to the aggregate Stated Principal Balance of the Non-Discount Mortgage Loans immediately prior to that date.

        Officers' Certificate: A certificate signed by the Chairman of the Board, the President or a Vice President or Assistant Vice President, or a Director or Managing Director, and by the Treasurer, the Secretary, or one of the Assistant Treasurer or Assistant Secretaries of the Company or the Servicer, as the case may be, and delivered to the Trustee, as required by this Agreement.

        Opinion of Counsel: A written opinion of counsel acceptable to the Trustee and the Servicer, who may be counsel for the Company or the Servicer, provided that any opinion of counsel (i) referred to in the definition of "Disqualified Organization" or (ii) relating to the qualification of each REMIC or compliance with the REMIC Provisions must, unless otherwise specified, be an opinion of Independent counsel.

        Outstanding Mortgage Loan: As to any Due Date, a Mortgage Loan (including an REO Property) which was not the subject of a Principal Prepayment in Full, Cash Liquidation or REO Disposition and which was not purchased, deleted or substituted for prior to such Due Date pursuant to Section 2.02, 2.03, 2.04 or 4.07.

        Ownership Interest: As to any Certificate, any ownership or security interest in such Certificate, including any interest in such Certificate as the Holder thereof and any other interest therein, whether direct or indirect, legal or beneficial, as owner or as pledgee.

        PAC Certificate: Any one of the Certificates designated as a Class A-7 Certificate.

        Pass-Through Rate: With respect to the Class A Certificates (other than the Class IO and the Class PO Certificates), Class M Certificates, Class B Certificates and Class R Certificates and any Distribution Date, the per annum rates set forth in the Preliminary Statement hereto. With respect to the Class IO Certificates and any Distribution Date, a rate equal to the weighted average, expressed as a percentage, of the Pool Strip Rates of all Non-Discount Mortgage

Loans as of the Due Date in the related Due Period, weighted on the basis of the respective Stated Principal Balances of such Mortgage Loans as of the day immediately preceding such Distribution Date (or, with respect to the initial Distribution Date, at the close of business on the Cut-off Date). With respect to the Class IO Certificates and the initial Distribution Date the Pass-Through Rate is equal to 0.454% per annum. The Class PO Certificates have no Pass-Through Rate and are not entitled to Accrued Certificate Interest.

     Paying Agent: The Trustee or any successor Paying Agent appointed by the Trustee.

        Payment Account: The separate account or accounts created and maintained pursuant to Section 4.01, which shall be entitled "Norwest Bank Minnesota, National Association, as trustee, in trust for the registered holders of Residential Asset Mortgage Products, Inc., GMACM Mortgage Pass-Through Certificates, Series 2000-J2" and which must be an Eligible Account.

     Payment Account Deposit Date: As to any Distribution Date, the Business Day prior thereto.

        Percentage Interest: With respect to any Certificate (other than a Class R Certificate), the undivided percentage ownership interest in the related Class evidenced by such Certificate, which percentage ownership interest shall be equal to the Initial Certificate Principal Balance thereof divided by the aggregate Initial Certificate Principal Balance of all the Certificates of the same Class. With respect to an Interest Only Certificate or a Class R Certificate, the interest in distributions to be made with respect to such Class evidenced thereby, expressed as a percentage, as stated on the face of each such Certificate.

        Permitted Investments:  One or more of the following:

(i) obligations of or guaranteed as to principal and interest by the United States or any agency or instrumentality thereof when such obligations are backed by the full faith and credit of the United States;

(ii) repurchase agreements on obligations specified in clause (i) maturing not more than one month from the date of acquisition thereof, provided that the unsecured obligations of the party agreeing to repurchase such obligations are at the time rated by each Rating Agency in its highest short-term rating available;

(iii)federal funds, certificates of deposit, demand deposits, time deposits and bankers' acceptances (which shall each have an original maturity of not more than 90 days and, in the case of bankers' acceptances, shall in no event have an original maturity of more than 365 days or a remaining maturity of more than 30 days) denominated in United States dollars of any U.S. depository institution or trust company incorporated under the laws of the United States or any state thereof or of any domestic branch of a foreign depository institution or trust company; provided that the debt obligations of such depository institution or trust company (or, if the only Rating Agency is Standard & Poor's, in the case of the principal depository institution in a depository institution holding company, debt obligations of the depository institution holding company) at the date of acquisition thereof have been rated by each Rating Agency in its highest short-term rating available; and provided further that, if the only Rating Agency is Standard & Poor's and if the depository or trust company is a principal subsidiary of a bank holding company and the debt obligations of such subsidiary are not separately rated, the applicable rating shall be that of the bank holding company; and, provided further that, if the original maturity of such short-term obligations of a domestic branch of a foreign depository institution or trust company shall exceed 30 days, the short-term rating of such institution shall be A-1+ in the case of Standard & Poor's if Standard & Poor's is the Rating Agency;

(iv) commercial paper and demand notes (having original maturities of not more than 365 days) of any corporation incorporated under the laws of the United States or any state thereof which on the date of acquisition has been rated by each Rating Agency in its highest short-term rating available; provided that such commercial paper shall have a remaining maturity of not more than 30 days;

(v) any mutual fund, money market fund, common trust fund or other pooled investment vehicle, the assets of which are limited to instruments that otherwise would constitute Permitted Investments hereunder, including any such fund that is managed by the Trustee or any affiliate of the Trustee or for which the Trustee or any of its affiliates acts as an adviser; and

(vi)    other  obligations  or  securities  that are  acceptable  to each Rating
        Agency as a Permitted Investment hereunder and will not reduce the rating assigned to any Class of Certificates by such Rating Agency below the lower of the then-current rating or the rating assigned to such Certificates as of the Closing Date by such Rating Agency, as evidenced in writing;

provided, however, no instrument shall be a Permitted Investment if it represents, either (1) the right to receive only interest payments with respect to the underlying debt instrument or (2) the right to receive both principal and interest payments derived from obligations underlying such instrument and the principal and interest payments with respect to such instrument provide a yield to maturity greater than 120% of the yield to maturity at par of such underlying obligations. References herein to the highest rating available on unsecured long-term debt shall mean AAA in the case of Standard & Poor's and Fitch, and references herein to the highest rating available on unsecured commercial paper and short-term debt obligations shall mean A-1 in the case of Standard & Poor's, and either A-1 by Standard & Poor's or F-1 by Fitch in the case of Fitch.

     Permitted Transferee: Any Transferee of a Class R Certificate, other than a Disqualified Organization or Non-United States Person.

        Person: Any individual, corporation, limited liability company, partnership, joint venture, association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

        Planned Principal Balance: With respect to each Distribution Date and the PAC Certificates, the amount set forth opposite that Distribution Date in the following table:


--------------------------------------------------------------------------------------
June 1, 2000             $16,335,000.00        March 25, 2003           $9,028,131.58
--------------------------------------------------------------------------------------
July 25, 2000            $16,258,629.24        April 25, 2003           $8,710,370.05
--------------------------------------------------------------------------------------
August 25, 2000          $16,172,376.08        May 25, 2003             $8,393,958.19
--------------------------------------------------------------------------------------
September 25, 2000       $16,076,327.18        June 25, 2003            $8,078,887.61
--------------------------------------------------------------------------------------
October 25, 2000         $15,970,502.16        July 25, 2003            $7,770,659.94
--------------------------------------------------------------------------------------
November 25, 2000        $15,854,925.63        August 25, 2003          $7,463,756.83
--------------------------------------------------------------------------------------
December 25, 2000        $15,729,627.19        September 25, 2003       $7,158,169.95
--------------------------------------------------------------------------------------
January 25, 2001         $15,594,641.43        October 25, 2003         $6,853,891.04
--------------------------------------------------------------------------------------
February 25, 2001        $15,450,007.90        November 25, 2003        $6,550,911.85
--------------------------------------------------------------------------------------
March 25, 2001           $15,295,771.10        December 25, 2003        $6,249,224.17
--------------------------------------------------------------------------------------
April 25, 2001           $15,131,980.48        January 25, 2004         $5,948,819.82
--------------------------------------------------------------------------------------
May 25, 2001             $14,958,690.36        February 25, 2004        $5,649,690.67
--------------------------------------------------------------------------------------
June 25, 2001            $14,775,959.99        March 25, 2004           $5,351,828.60
--------------------------------------------------------------------------------------
July 25, 2001            $14,583,853.43        April 25, 2004           $5,055,225.53
--------------------------------------------------------------------------------------
August 25, 2001          $14,382,439.54        May 25, 2004             $4,759,873.42
--------------------------------------------------------------------------------------
September 25, 2001       $14,171,791.98        June 25, 2004            $4,465,764.26
--------------------------------------------------------------------------------------
October 25, 2001         $13,951,989.10        July 25, 2004            $4,172,890.07
--------------------------------------------                          ----------------
November 25, 2001        $13,723,113.93        August 25, 2004          $3,881,242.88
--------------------------------------------------------------------------------------
December 25, 2001        $13,485,254.11        September 25, 2004       $3,590,814.80
--------------------------------------------------------------------------------------
January 25, 2002         $13,238,501.85        October 25, 2004         $3,301,597.92
--------------------------------------------------------------------------------------
February 25, 2002        $12,982,953.83        November 25, 2004        $3,013,584.40
--------------------------------------------------------------------------------------
March 25, 2002           $12,718,711.19        December 25, 2004        $2,726,766.40
--------------------------------------------------------------------------------------
April 25, 2002           $12,445,879.40        January 25, 2005         $2,441,136.13
--------------------------------------------------------------------------------------
May 25, 2002             $12,164,568.22        February 25, 2005        $2,156,685.83
------------------------                    ------------------------------------------
June 25, 2002            $11,874,891.62        March 25, 2005           $1,873,407.77
--------------------------------------------------------------------------------------
July 25, 2002            $11,576,967.69        April 25, 2005           $1,591,294.23
--------------------------------------------------------------------------------------
August 25, 2002          $11,270,918.57        May 25, 2005             $1,310,337.54
--------------------------------------------------------------------------------------
September 25, 2002       $10,956,870.32        June 25, 2005            $1,030,530.07
--------------------------------------------------------------------------------------
October 25, 2002         $10,637,481.47        July 25, 2005              $763,652.89
--------------------------------------------------------------------------------------
                                            --------------------------
November 25, 2002        $10,312,844.08        August 25, 2005            $497,867.03
--------------------------------------------------------------------------------------
December 25, 2002         $9,989,598.97        September 25, 2005         $233,164.76
--------------------------------------------------------------------------------------
January 25, 2003          $9,667,737.55        October 25, 2005                    $0
--------------------------------------------------------------------------------------
February 25, 2003         $9,347,251.26
--------------------------------------------------------------------------------------

     Pool Stated Principal Balance: As to any Distribution Date, the aggregate of the Stated Principal Balances of each Mortgage Loan.

        Pool Strip Rate: With respect to each Mortgage Loan, a per annum rate equal to the excess of (a) the Net Mortgage Rate of such Mortgage Loan over (b) the Discount Net Mortgage Rate (but not less than 0.00% per annum).

        Prepayment Assumption: A prepayment assumption of 250% of the prepayment speed assumption, used for determining the accrual of original issue discount and market discount and premium on the Certificates for federal income tax purposes. The prepayment speed assumption assumes a constant rate of prepayment of mortgage loans of 0.2% per annum of the then outstanding principal balance of such mortgage loans in the first month of the life of the mortgage loans, increasing by an additional 0.2% per annum in each succeeding month until the thirtieth month, and a constant 6% per annum rate of prepayment thereafter for the life of the mortgage loans.

        Prepayment  Distribution  Percentage:  With respect to any  Distribution
Date  and  each  Class  of  Subordinate   Certificates,   under  the  applicable
circumstances set forth below, the respective percentages set forth below:

               (i) For any Distribution Date prior to the Distribution Date in July 2005 (unless the Certificate Principal Balances of the Senior Certificates (other than the Class PO Certificates) have been reduced to zero), 0%.

               (ii) For any Distribution Date for which clause (i) above does not apply, and on which any Class of Subordinate Certificates are outstanding:

                      in the case of the Class of Subordinate  Certificates then outstanding with the Highest Priority and each other Class of Subordinate Certificates for which the related Prepayment Distribution Trigger has been satisfied, a fraction, expressed as a percentage, the numerator of which is the Certificate Principal Balance of such Class immediately prior to such date and the denominator of which is the sum of the Certificate Principal Balances immediately prior to such date of (1) the Class of Subordinate Certificates then outstanding with the Highest
               Priority and (2) all other Classes of Subordinate Certificates for which the respective Prepayment Distribution Triggers have been satisfied; and

                      in  the  case  of  each   other   Class   of   Subordinate
               Certificates for which the Prepayment Distribution Triggers have not been satisfied, 0%; and

               (iii) Notwithstanding the foregoing, if the application of the foregoing percentages on any Distribution Date as provided in Section
        4.02 (determined without regard to the proviso to the definition of "Subordinate Principal Distribution Amount") would result in a distribution in respect of principal of any Class or Classes of Subordinate Certificates in an amount greater than the remaining Certificate Principal Balance thereof (any such class, a "Maturing Class"), then: (a) the Prepayment Distribution Percentage of each
        Maturing Class shall be reduced to a level that, when applied as described above, would exactly reduce the Certificate Principal Balance of such Class to zero; (b) the Prepayment Distribution Percentage of each other Class of Subordinate Certificates (any such Class, a "Non-Maturing Class") shall be recalculated in accordance with the provisions in paragraph (ii) above, as if the Certificate Principal Balance of each Maturing Class had been reduced to zero (such percentage as recalculated, the "Recalculated Percentage"); (c) the total amount of the reductions in the Prepayment Distribution Percentages of the Maturing Class or Classes pursuant to clause (a) of this sentence, expressed as an aggregate percentage, shall be allocated among the

        Non-Maturing Classes in proportion to their respective Recalculated Percentages (the portion of such aggregate reduction so allocated to any Non-Maturing Class, the "Adjustment Percentage"); and (d) for purposes of such Distribution Date, the Prepayment Distribution Percentage of each Non-Maturing Class shall be equal to the sum of (1) the Prepayment Distribution Percentage thereof, calculated in accordance with the provisions in paragraph (ii) above as if the Certificate Principal Balance of each Maturing Class had not been reduced to zero, plus (2) the related Adjustment Percentage.

        Prepayment Distribution Trigger: With respect to any Distribution Date and any Class of Subordinate Certificates (other than the Class M-1 Certificates), a test that shall be satisfied if the fraction (expressed as a percentage) equal to the sum of the Certificate Principal Balances of such Class and each Class of Subordinate Certificates with a Lower Priority than such Class immediately prior to such Distribution Date divided by the aggregate Stated Principal Balance of all of the Mortgage Loans (or related REO Properties) immediately prior to such Distribution Date is greater than or equal to the sum of the related Initial Subordinate Class Percentages of such Classes of Subordinate Certificates.

        Prepayment Interest Shortfall: As to any Distribution Date and any Mortgage Loan (other than a Mortgage Loan relating to an REO Property) that was the subject of (a) a Principal Prepayment in Full during the related Prepayment Period, an amount equal to the excess of one month's interest at the Net Mortgage Rate (or Modified Net Mortgage Rate in the case of a Modified Mortgage
Loan) on the Stated Principal Balance of such Mortgage Loan over the amount of interest (adjusted to the Net Mortgage Rate (or Modified Net Mortgage Rate in the case of a Modified Mortgage Loan)) paid by the Mortgagor for such Prepayment Period to the date of such Principal Prepayment in Full or (b) a Curtailment during the preceding calendar month, an amount equal to one month's interest at the Net Mortgage Rate (or Modified Net Mortgage Rate in the case of a Modified Mortgage Loan) on the amount of such Curtailment.

     Prepayment Lockout Certificates: Any one of the Certificates designated as a Class A-5 Certificate.

        Prepayment Period: As to any Distribution Date and Prepayment in Full, the period commencing of the 16th day of the month prior to that Distribution Date and ending on the 15th day of the month in which the Distribution Date occurs.

     Primary  Insurance  Policy:   Each  primary  policy  of  mortgage  guaranty
insurance or any replacement policy therefor referred to in Section 2.03(b)(iv) and (v).

        Principal Prepayment: Any payment of principal or other recovery on a Mortgage Loan, including a recovery that takes the form of Liquidation Proceeds or Insurance Proceeds, which is received in advance of its scheduled Due Date and is not accompanied by an amount as to interest representing scheduled interest on such payment due on any date or dates in any month or months subsequent to the month of prepayment.

     Principal Prepayment in Full: Any Principal Prepayment of the entire principal balance of a Mortgage Loan.

        Purchase Agreement: The Mortgage Loan Purchase Agreement, dated as of the Closing Date, between GMAC Mortgage Corporation, as seller, and the Company, as purchaser, and all amendments thereof and supplements thereto.

        Purchase Price: With respect to any Mortgage Loan (or REO Property) required to be or otherwise purchased on any date pursuant to Section 2.02, 2.04 or 4.07, an amount equal to the sum of (i) 100% of the Stated Principal Balance thereof plus the principal portion of any related unreimbursed Advances and (ii) unpaid accrued interest at the Mortgage Rate (or Modified Net Mortgage Rate plus the rate per annum at which the Servicing Fee is calculated in the case of a Modified Mortgage Loan) (or at the Net Mortgage Rate (or Modified Net Mortgage Rate in the case of a Modified Mortgage Loan) in the case of a purchase made by the Servicer) on the Stated Principal Balance thereof to the Due Date in the Due Period related to the Distribution Date occurring in the month following the month of purchase from the Due Date to which interest was last paid by the Mortgagor.

     Qualified Substitute Mortgage Loan: A Mortgage Loan substituted by the Seller for a Deleted Mortgage Loan which must, on the date of such substitution, as confirmed in an Officers' Certificate delivered to the Trustee, with a copy to the Custodian,

        (i) have an outstanding principal balance, after deduction of the principal portion of the monthly payment due in the month of substitution (or in the case of a substitution of more than one Mortgage Loan for a Deleted Mortgage Loan, an aggregate outstanding principal balance, after such deduction), not in excess of the Stated Principal Balance of the Deleted Mortgage Loan (the amount of any shortfall to be deposited by the Seller in the Custodial Account in the month of substitution);

        (ii) have a Mortgage Rate and a Net Mortgage Rate no lower than and not more than 1% per annum higher than the Mortgage Rate and Net Mortgage Rate, respectively, of the Deleted Mortgage Loan as of the date of substitution;

        (iii)  have a Loan-to-Value  Ratio at the time of substitution no higher
               than  that  of  the  Deleted   Mortgage   Loan  at  the  time  of
               substitution;

        (iv) have a remaining term to stated maturity not greater than (and not more than one year less than) that of the Deleted Mortgage Loan;

          (v)  comply with each representation and warranty set forth in Section
               7.02 of the Purchase Agreement; and

        (vi) have a Pool Strip Rate equal to or greater than that of the Deleted Mortgage Loan.

Notwithstanding any other provisions herein, (x) with respect to any Qualified Substitute Mortgage Loan substituted for a Deleted Mortgage Loan which was a Discount Mortgage Loan, such Qualified Substitute Mortgage Loan shall be deemed to be a Discount Mortgage Loan and to have a Discount Fraction equal to the Discount Fraction of the Deleted Mortgage Loan and (y) in the event that the "Pool Strip Rate" of any Qualified Substitute Mortgage Loan as calculated pursuant to the definition of "Pool Strip Rate" is greater than the Pool Strip Rate of the related Deleted Mortgage Loan,

        (i) the Pool Strip Rate of such Qualified Substitute Mortgage Loan shall be equal to the Pool Strip Rate of the related Deleted Mortgage Loan for purposes of calculating the Pass-Through Rate on the Class IO Certificates; and

        (ii) the excess of the Pool Strip Rate on such Qualified Substitute Mortgage Loan as calculated pursuant to the definition of "Pool Strip Rate" over the Pool Strip Rate on the related Deleted Mortgage Loan shall be payable to the Class R Certificates pursuant to Section 4.02 hereof.

        Random Lot: With respect to any Distribution Date, the method by which the Depository will determine which Insured Certificates will be paid, using its established random lot procedures or, if the Insured Certificates are no longer represented by a Book-Entry Certificate, using the Trustee's procedures.

        Rating Agency: Standard & Poor's and Fitch with respect to the Senior Certificates and Fitch with respect to the Class M-1, Class M-2, Class M-3, Class B-1 and Class B-2 Certificates. If any agency or a successor is no longer in existence, "Rating Agency" shall be such statistical credit rating agency, or other comparable Person, designated by the Company, notice of which designation shall be given to the Trustee and the Servicer.

        Realized Loss:  With respect to each Mortgage Loan (or REO Property):

          (a) as to which a Cash Liquidation or REO Disposition has occurred, an amount (not less than zero) equal to (i) the Stated Principal Balance of the Mortgage Loan (or REO Property) as of the date of Cash Liquidation or REO Disposition, plus (ii) interest (and REO Imputed Interest, if any) at the Net Mortgage Rate from the Due Date as to which interest was last paid or advanced to Certificateholders up to the Due Date in the Due Period related to the Distribution Date on which such Realized Loss will be allocated pursuant to Section 4.05 on the Stated Principal Balance of such Mortgage Loan (or REO Property) outstanding during each Due Period that such interest was not paid or advanced, minus (iii) the proceeds, if any, received during the month in which such Cash Liquidation (or REO Disposition) occurred, to the extent applied as recoveries of interest at the Net Mortgage Rate and to principal of the Mortgage Loan, net of the portion thereof reimbursable to the Servicer or any Subservicer with respect to related Advances or expenses as to which the Servicer or Subservicer is entitled to reimbursement thereunder but which have not been previously reimbursed,

        (b) which is the subject of a Servicing Modification, (i) the amount by which the interest portion of a Monthly Payment or the principal balance of such Mortgage Loan was reduced, and (ii) any such amount with respect to a Monthly Payment that was or would have been due in the month immediately following the month in which a Principal Prepayment or the Purchase Price of such Mortgage Loan is received or is deemed to have been received,

        (c) which has become the subject of a Deficient Valuation, the difference between the principal balance of the Mortgage Loan outstanding immediately prior to such Deficient Valuation and the principal balance of the Mortgage Loan as reduced by the Deficient Valuation, or

        (d) which has become the object of a Debt Service Reduction, the amount of such Debt Service Reduction.

Notwithstanding the above, neither a Deficient Valuation nor a Debt Service Reduction shall be deemed a Realized Loss hereunder so long as the Servicer has notified the Trustee in writing that the Servicer is diligently pursuing any remedies that may exist in connection with the representations and warranties made regarding the related Mortgage Loan and either (A) the related Mortgage Loan is not in default with regard to payments due thereunder or (B) delinquent payments of principal and interest under the related Mortgage Loan and any premiums on any applicable primary hazard insurance policy and any related escrow payments in respect of such Mortgage Loan are being advanced on a current basis by the Servicer or a Subservicer, in either case without giving effect to any Debt Service Reduction.

        Record Date: With respect to each Distribution Date, the close of business on the last Business Day of the month next preceding the month in which the related Distribution Date occurs.

     Regular Certificate: Any of the Certificates other than a Class R Certificate.

        Related Classes: As to any Uncertificated REMIC I Regular Interest, those classes of Certificates identified as "Related Classes of Certificates" to such Uncertificated REMIC I Regular Interest in the definition of Uncertificated REMIC I Regular Interest.

     Relief Act: The Soldiers' and Sailors' Civil Relief Act of 1940, as amended, or similar legislation or regulations as in effect from time to time.

     Relief Act Shortfalls: Shortfalls in interest payable by a Mortgagor that is not collectible from the Mortgagor pursuant to the Relief Act.

     REMIC: A "real estate  mortgage  investment  conduit" within the meaning of
Section 860D of the Code.

        REMIC Administrator: Norwest Bank Minnesota, National Association; provided that if the REMIC Administrator is found by a court of competent jurisdiction to no longer be able to fulfill its obligations as REMIC Administrator under this Agreement the Servicer or Trustee acting as Servicer shall appoint a successor REMIC Administrator, subject to assumption of the REMIC Administrator obligations under this Agreement.

     REMIC I: The segregated pool of assets in the Trust Fund with respect to which a REMIC election is to be made.

        REMIC I Certificates:  The Class R-I Certificates.

        REMIC II: The segregated pool of assets consisting of the Uncertificated REMIC I Regular Interests conveyed in trust to the Trustee for the benefit of the holders of each Class of Certificates (other than the Class R-I Certificates) pursuant to Section 2.06, with respect to which a separate REMIC election is to be made.

     REMIC II Certificates: Any Class of Certificates (other than the Class R-I Certificates).

        REMIC Provisions: Provisions of the federal income tax law relating to real estate mortgage investment conduits, which appear at Sections 860A through 860G of Subchapter M of Chapter 1 of the Code, and related provisions, and temporary and final regulations (or, to the extent not inconsistent with such temporary or final regulations, proposed regulations) and published rulings, notices and announcements promulgated thereunder, as the foregoing may be in effect from time to time.

        REO Acquisition: The acquisition by the Servicer on behalf of the Trustee for the benefit of the Certificateholders of any REO Property pursuant to Section 3.14.

        REO Disposition: As to any REO Property, a determination by the Servicer that it has received all Insurance Proceeds, Liquidation Proceeds, REO Proceeds and other payments and recoveries (including proceeds of a final sale) which the Servicer expects to be finally recoverable from the sale or other disposition of the REO Property.

        REO Imputed Interest: As to any REO Property, for any period, an amount equivalent to interest (at the Net Mortgage Rate that would have been applicable to the related Mortgage Loan had it been outstanding) on the unpaid principal balance of the Mortgage Loan as of the date of acquisition thereof for such period.

        REO Proceeds: Proceeds, net of expenses, received in respect of any REO Property (including, without limitation, proceeds from the rental of the related Mortgaged Property or, with respect to a Cooperative Loan, the related Cooperative Apartment) which proceeds are required to be deposited into the Custodial Account only upon the related REO Disposition.

        REO Property: A Mortgaged Property acquired by the Servicer through foreclosure or deed in lieu of foreclosure in connection with a defaulted Mortgage Loan.

        Request for Release: A request for release, the forms of which are attached as Exhibit F hereto, or an electronic request in a form acceptable to the Custodian.

        Required Insurance Policy: With respect to any Mortgage Loan, any insurance policy which is required to be maintained from time to time under this Agreement or the related Subservicing Agreement in respect of such Mortgage Loan.

        Responsible Officer: When used with respect to the Trustee, any officer of the Corporate Trust Department of the Trustee, including any Senior Vice President, any Vice President, any Assistant Vice President, any Assistant Secretary, any Trust Officer or Assistant Trust Officer, or any other officer of the Trustee customarily performing functions similar to those performed by any of the above designated officers to whom, with respect to a particular matter, such matter is referred.

     Rounding Account: With respect to the Insured Certificates, the account created and maintained pursuant to Section 4.09.

        Rounding Amount: With respect to the Rounding Account, the amount of funds, if any, needed to be withdrawn and used to round the amount of any distributions in reduction of the Certificate Principal Balance of the Insured Certificates upward to the next higher integral multiple of $1,000.

        Schedule of Discount Fractions: The schedule setting forth the Discount Fractions with respect to the Discount Mortgage Loans, attached hereto as Exhibit L.

     Security Agreement: With respect to a Cooperative Loan, the agreement creating a security interest in favor of the originator in the related Cooperative Stock.

        Seller:  As to any Mortgage Loan, GMAC Mortgage Corporation.

     Senior   Accelerated   Distribution   Percentage:   With   respect  to  any
Distribution Date occurring on or prior to the 60th Distribution Date, 100%. With respect to any Distribution Date thereafter, as follows:

(i) for any Distribution Date after the 60th Distribution Date but on or prior to the 72nd Distribution Date, the related Senior Percentage for such Distribution Date plus 70% of the related Subordinate Percentage for such Distribution Date;

(ii) for any Distribution Date after the 72nd Distribution Date but on or prior to the 84th Distribution Date, the related Senior Percentage for such Distribution Date plus 60% of the related Subordinate Percentage for such Distribution Date;

(iii) for any Distribution Date after the 84th Distribution Date but on or prior to the 96th Distribution Date, the related Senior Percentage for such Distribution Date plus 40% of the related Subordinate Percentage for such Distribution Date;

(iv) for any Distribution Date after the 96th Distribution Date but on or prior to the 108th Distribution Date, the related Senior Percentage for such Distribution Date plus 20% of the related Subordinate Percentage for such Distribution Date; and

(v) for any Distribution Date thereafter, the Senior Percentage for such Distribution Date;

provided, however,

        (i) that any scheduled reduction to the Senior Accelerated Distribution Percentage described above shall not occur as of any Distribution Date unless either

               (a)(1)(X) the outstanding principal balance of the Mortgage Loans delinquent 60 days or more averaged over the last six months, as a percentage of the aggregate outstanding Certificate Principal Balance of the Subordinate Certificates, is less than 50% or (Y) the outstanding principal balance of Mortgage Loans delinquent 60 days or more averaged over the last six months, as a percentage of the aggregate outstanding principal balance of all Mortgage Loans averaged over the last six months, does not exceed 2% and (2) Realized Losses on the Mortgage Loans to date for such Distribution Date if occurring during the sixth, seventh, eighth, ninth or tenth year (or any year thereafter) after the Closing Date are less than 30%, 35%, 40%, 45% or 50%, respectively, of the sum of the Initial Certificate Principal Balances of the Subordinate Certificates or

               (b)(1) the outstanding principal balance of Mortgage Loans delinquent 60 days or more averaged over the last six months, as a percentage of the aggregate outstanding principal balance of all Mortgage Loans averaged over the last six months, does not exceed 4% and
        (2) Realized Losses on the Mortgage Loans to date for such Distribution Date, if occurring during the sixth, seventh, eighth, ninth or tenth year (or any year thereafter) after the Closing Date are less than 10%, 15%, 20%, 25% or 30%, respectively, of the sum of the Initial Certificate Principal Balances of the Subordinate Certificates, and

        (ii) that for any Distribution Date on which the Senior Percentage is greater than the Senior Percentage as of the Closing Date, the Senior Accelerated Distribution Percentage for such Distribution Date shall be 100%.

Notwithstanding the foregoing, upon the reduction of the Certificate Principal Balances of the related Senior Certificates (other than the Class PO Certificates, if any) to zero, the related Senior Accelerated Distribution Percentage shall thereafter be 0%.

        Senior Certificate: Any one of the Class A or Class R Certificates, executed by the Trustee and authenticated by the Certificate Registrar substantially in the form annexed hereto as Exhibit A and Exhibit D respectively.

        Senior Percentage: As of any Distribution Date, the lesser of 100% and a fraction, expressed as a percentage, the numerator of which is the aggregate Certificate Principal Balance of the Senior Certificates (other than the Class PO Certificates) immediately prior to such Distribution Date and the denominator of which is the aggregate Stated Principal Balance of all of the Mortgage Loans (or related REO Properties) (other than the related Discount Fraction of each Discount Mortgage Loan) immediately prior to such Distribution Date.

        Senior Principal Distribution Amount: As to any Distribution Date, the lesser of (a) the balance of the Available Distribution Amount remaining after the distribution of all amounts required to be distributed pursuant to Section 4.02(a)(i), Section 4.02(a)(ii)(X), Section 4.02(b)(ii), and the amount of the Insurance Premium; or, after the Credit Support Depletion Date, the amount required to be distributed to the Class PO Certificateholders pursuant to
Section 4.02(d), Section 4.02(b)(ii), and the amount of the Insurance Premium; and (b) the sum of the amounts required to be distributed to the Senior Certificateholders on such Distribution Date pursuant to Section 4.02(a)(ii)(Y),
(xvii) and (xix).

     Series: All of the Certificates issued pursuant to a Pooling and Servicing Agreement and bearing the same series designation.

     Servicing Accounts: The account or accounts created and maintained pursuant to Section 3.08.

        Servicing Advances: All customary, reasonable and necessary "out of pocket" costs and expenses incurred in connection with a default, delinquency or other unanticipated event by the Servicer in the performance of its servicing obligations, including, but not limited to, the cost of (i) the preservation, restoration and protection of a Mortgaged Property or, with respect to a
Cooperative Loan, the related Cooperative Apartment, (ii) any enforcement or judicial proceedings, including foreclosures, including any expenses incurred in relation to any such proceedings that result from the Mortgage Loan being registered on the MERS System, (iii) the management and liquidation of any REO Property and (iv) compliance with the obligations under Sections 3.01, 3.08, 3.12(a) and 3.14, including, if the Servicer or any Affiliate of the Servicer provides services such as appraisals and brokerage services that are customarily provided by Persons other than servicers of mortgage loans, reasonable compensation for such services.

        Servicing Fee: With respect to any Mortgage Loan and Distribution Date, the fee payable monthly to the Servicer in respect of servicing compensation that accrues at the Servicing Fee Rate.

        Servicing Fee Rate:  0.265% per annum.

        Servicing Modification: Any reduction of the interest rate on or the outstanding principal balance of a Mortgage Loan that is in default, or for which, in the judgment of the Servicer, default is reasonably foreseeable, pursuant to a modification of such Mortgage Loan in accordance with Section 3.07(a).

        Servicing Officer: Any officer of the Servicer involved in, or responsible for, the administration and servicing of the Mortgage Loans whose name and specimen signature appear on a list of servicing officers furnished to the Trustee by the Servicer, as such list may from time to time be amended.

        Special Hazard Amount: As of any Distribution Date, an amount equal to $2,168,544 minus the sum of (i) the aggregate amount of Special Hazard Losses allocated solely to one or more specific Classes of Certificates in accordance with Section 4.05 and (ii) the Adjustment Amount (as defined below) as most recently calculated. For each anniversary of the Cut-off Date, the Adjustment Amount shall be equal to the amount, if any, by which the amount calculated in accordance with the preceding sentence (without giving effect to the deduction of the Adjustment Amount for such anniversary) exceeds the greater of (A) the greatest of (i) twice the outstanding principal balance of the Mortgage Loan in the Trust Fund which has the largest outstanding principal balance on the Distribution Date immediately preceding such anniversary, (ii) the product of 1.00% multiplied by the outstanding principal balance of all Mortgage Loans on the Distribution Date immediately preceding such anniversary and (iii) the aggregate outstanding principal balance (as of the immediately preceding Distribution Date) of the Mortgage Loans in any single five-digit California zip code area with the largest amount of Mortgage Loans by aggregate principal balance as of such anniversary and (B) the greater of (i) the product of 0.50% multiplied by the outstanding principal balance of all Mortgage Loans on the Distribution Date immediately preceding such anniversary multiplied by a fraction, the numerator of which is equal to the aggregate outstanding principal balance (as of the immediately preceding Distribution Date) of all of the Mortgage Loans secured by Mortgaged Properties located in the State of California divided by the aggregate outstanding principal balance (as of the immediately preceding Distribution Date) of all of the Mortgage Loans, expressed as a percentage, and the denominator of which is equal to 48.73% (which percentage is equal to the percentage of Mortgage Loans initially secured by Mortgaged Properties located in the State of California) and (ii) the aggregate outstanding principal balance (as of the immediately preceding Distribution
Date) of the largest Mortgage Loan secured by a Mortgaged Property located in the State of California.

        The Special Hazard Amount may be further reduced by the Servicer (including accelerating the manner in which coverage is reduced) provided that prior to any such reduction, the Servicer shall (i) obtain written confirmation from each Rating Agency that such reduction shall not reduce the rating assigned to any Class of Certificates by such Rating Agency (without giving effect to the FSA Policy in the case of the Class A-3 Certificates) below the lower of the then-current rating or the rating assigned to such Certificates as of the Closing Date by such Rating Agency and (ii) provide a copy of such written confirmation to the Trustee and to Financial Security.

        Special Hazard Loss: Any Realized Loss not in excess of the cost of the lesser of repair or replacement of a Mortgaged Property (or, with respect to a Cooperative Loan, the related Cooperative Apartment) suffered by such Mortgaged Property (or Cooperative Apartment) on account of direct physical loss, exclusive of (i) any loss of a type covered by a hazard policy or a flood insurance policy required to be maintained in respect of such Mortgaged Property pursuant to Section 3.12(a), except to the extent of the portion of such loss not covered as a result of any coinsurance provision and (ii) any Extraordinary Loss.

     Standard & Poor's: Standard & Poor's, a division of The McGraw-Hill Companies, Inc., or its successor in interest.

        Stated Principal Balance: With respect to any Mortgage Loan or related REO Property, at any given time, (i) the Cut-off Date Principal Balance of the Mortgage Loan, minus (ii) the sum of (a) the principal portion of the Monthly Payments due with respect to such Mortgage Loan or REO Property during each Due Period ending prior to the most recent Distribution Date which were received or with respect to which an Advance was made, and (b) all Principal Prepayments with respect to such Mortgage Loan or REO Property, and all Insurance Proceeds, Liquidation Proceeds and REO Proceeds, to the extent applied by the Servicer as recoveries of principal in accordance with Section 3.14 with respect to such Mortgage Loan or REO Property, in each case which were distributed pursuant to
Section 4.02 on any previous Distribution Date, and (c) any Realized Loss allocated to Certificateholders with respect thereto for any previous Distribution Date.

        Subordinate Certificate: Any one of the Class M Certificates or Class B Certificates, executed by the Trustee and authenticated by the Certificate Registrar substantially in the form annexed hereto as Exhibit B and Exhibit C, respectively.

        Subordinate Class Percentage: With respect to any Distribution Date and any Class of Subordinate Certificates, a fraction, expressed as a percentage, the numerator of which is the aggregate Certificate Principal Balance of such Class of Subordinate Certificates immediately prior to such date and the denominator of which is the aggregate Stated Principal Balance of all of the Mortgage Loans (or related REO Properties) (other than the related Discount Fraction of each Discount Mortgage Loan) immediately prior to such Distribution Date.

     Subordinate Percentage: As of any Distribution Date, 100% minus the related Senior Percentage as of such Distribution Date.

        Subordinate Principal Distribution Amount: With respect to any Distribution Date and each Class of Subordinate Certificates, (a) the sum of (i) the product of (x) the related Subordinate Class Percentage for such Class and
(y) the aggregate of the amounts calculated for such Distribution Date under clauses (1), (2) and (3) of Section 4.02(a)(ii)(Y)(A) to the extent not payable to the Senior Certificates; (ii) such Class's pro rata share, based on the Certificate Principal Balance of each Class of Subordinate Certificates then outstanding, of the principal collections described in Section 4.02(a)(ii)(Y)(B)(b) to the extent such collections are not otherwise distributed to the Senior Certificates; (iii) the product of (x) the related Prepayment Distribution Percentage and (y) the aggregate of all Principal Prepayments in Full received in the related Prepayment Period and Curtailments received in the preceding calendar month (other than the related Discount Fraction of such Principal Prepayments in Full and Curtailments with respect to a Discount Mortgage Loan) to the extent not payable to the Senior Certificates;
(iv) if such Class is the Class of Subordinate Certificates with the Highest Priority, any Excess Subordinate Principal Amount for such Distribution Date; and (v) any amounts described in clauses (i), (ii) and (iii) as determined for any previous Distribution Date, that remain undistributed to the extent that such amounts are not attributable to Realized Losses which have been allocated to a Class of Subordinate Certificates minus (b) with respect to the Class of Subordinate Certificates with the Lowest Priority, any Excess Subordinate Principal Amount for such Distribution Date; provided, however, that the Subordinate Principal Distribution Amount for any Class of Subordinate Certificates on any Distribution Date shall in no event exceed the outstanding Certificate Principal Balance of such Class of Certificates immediately prior to such date.

     Subserviced Mortgage Loan: Any Mortgage Loan that, at the time of reference thereto, is subject to a Subservicing Agreement.

     Subservicer: Any Person with whom the Servicer has entered into a Subservicing Agreement.

     Subservicer Advance: Any delinquent installment of principal and interest on a Mortgage Loan which is advanced by the related Subservicer (net of its Subservicing Fee) pursuant to the Subservicing Agreement.

     Subservicing Account: An account established by a Subservicer in accordance with Section 3.08.

     Subservicing Agreement: The written contract between the Servicer and any Subservicer relating to servicing and administration of certain Mortgage Loans as provided in Section 3.02.

     Subservicing Fee: As to any Mortgage Loan, the fee payable monthly to the related Subservicer, if any.

        Tax Returns: The federal income tax return on Internal Revenue Service Form 1066, U.S. Real Estate Mortgage Investment Conduit Income Tax Return, including Schedule Q thereto, Quarterly Notice to Residual Interest Holders of REMIC Taxable Income or Net Loss Allocation, or any successor forms, to be filed on behalf of each REMIC due to their classification as a REMIC under the REMIC Provisions, together with any and all other information, reports or returns that may be required to be furnished to the Certificateholders or filed with the Internal Revenue Service or any other governmental taxing authority under any applicable provisions of federal, state or local tax laws.

     Transfer: Any direct or indirect transfer, sale, pledge, hypothecation or other form of assignment of any Ownership Interest in a Certificate.

     Transferee: Any Person who is acquiring by Transfer any Ownership Interest in a Certificate.

     Transferor: Any Person who is disposing by Transfer of any Ownership Interest in a Certificate.

     Trust Fund: The segregated pool of assets, with respect to which a REMIC is made pursuant to this Agreement, consisting of:

(i) the Mortgage Loans and the related Mortgage Files and collateral securing such Mortgage Loans,

(ii) all payments on and collections in respect of the Mortgage Loans due after the Cut-off Date as shall be on deposit in the Custodial Account or in the Payment Account and identified as belonging to the Trust Fund,

(iii) property that secured a Mortgage Loan and that has been acquired for the benefit of the Certificateholders by foreclosure or deed in lieu of foreclosure,

(iv) the hazard insurance policies and Primary Insurance Policies, if any, and

(v)     all proceeds of clauses (i) through (iv) above.

        Uncertificated Accrued Interest: With respect to each Distribution Date,
(i) as to each Uncertificated REMIC I Regular Interest other than the Uncertificated REMIC I Regular Interest Z, an amount equal to the aggregate amount of Accrued Certificate Interest that would result under the terms of the definition thereof on the Related Classes of Certificates if the Pass-Through Rate on such Classes were equal to the Uncertificated Pass-Through Rate on such Uncertificated REMIC I Regular Interest, (ii) as to each Uncertificated REMIC I Regular Interest Z and each Uncertificated REMIC II Regular Interest, an amount equal to one month's interest at the Pool Strip Rate of the related Mortgage

Loan on the principal balance of such Mortgage Loan reduced by such Interest's pro-rata share of any prepayment interest shortfalls or other reductions of interest allocable to the Class IO Certificates.

        Uncertificated Pass-Through Rate: With respect to each of the Uncertificated REMIC Regular Interests the per annum rate specified in the definition of Uncertificated REMIC Regular Interest. With respect to each Uncertificated REMIC I Regular Interest Z and each Uncertificated REMIC II Regular Interest, the Pool Strip Rate for the related Mortgage Loan.

     Uncertificated Principal Balance: With respect to each Uncertificated REMIC I Regular Interest, as defined in the definition of Uncertificated REMIC Regular Interest.

        Uncertificated REMIC Regular Interests: The Uncertificated REMIC I Regular Interest Z together with the interests identified in the table below, each representing an undivided beneficial ownership interest in REMIC I, and having the following characteristics:

1. The principal balance from time to time of each REMIC I Regular Interest identified in the table below shall be the amount identified as the Initial Principal Balance thereof in such table, minus (ii) the sum of (x) the aggregate of all amounts previously deemed distributed with respect to such interest and applied to reduce the Uncertificated Principal Balance thereof pursuant to Section 4.02(a)(ii) and (y) the aggregate of all reductions in Certificate Principal Balance deemed to have occurred in connection with Realized Losses that were previously deemed allocated to the Uncertificated Principal Balance of such Uncertificated REMIC I Regular Interest pursuant to Section 4.02(d), which equals the aggregate principal balance of the Classes of Certificates identified as related to such Regular Interest in such table.

2. The Uncertified Pass-Through Rate for each REMIC I Regular Interest identified in the table below shall be the per annum rate set forth in the Pass-Through Rate column of such table.

3. The Uncertificated REMIC I Distribution Amount for each REMIC I Regular Interest identified in the table below shall be, for any Distribution Date, the amount deemed distributed with respect to such Uncertificated REMIC I Regular Interest on such Distribution Date pursuant to the provisions of
     Section 4.02(a).

----------------------- --------------------------------- ------------------- -------------------
 Uncertificated REMIC   Related Classes of Certificates   Pass-Through Rate   Initial Principal
  I Regular Interest                                                               Balance
----------------------- --------------------------------- ------------------- -------------------
          V             A-1, A-2, A-5, A-6, A-7, A-8,     7.75%               $142,435,697.16
                        M-1, M-2, M-3, B-1, B-2, B-3
----------------------- --------------------------------- ------------------- -------------------
          W             A-3 and A-4                       7.75%               $15,300,000
----------------------- --------------------------------- ------------------- -------------------
          X             PO                                0.00%               $1,639,884.62
----------------------- --------------------------------- ------------------- -------------------
          Y             R-II                              7.75%               $100
----------------------- --------------------------------- ------------------- -------------------

                                        38

        Uncertificated REMIC I Regular Interest Z: The 329 uncertificated partial undivided beneficial ownership interests in the Trust Fund, numbered sequentially from 1 to 329, each relating to the particular Non-Discount Mortgage Loan, numbered in sequential order in the order in which such Mortgage Loans appear on the Mortgage Loan Schedule, each having no principal balance, and each bearing interest at the respective Pool Strip Rate on the Stated Principal Balance of the related Mortgage Loan.

        Uncertificated  REMIC I Regular  Interest Z  Distribution  Amount:  With
respect  to  any  Distribution  Date,  the  sum  of  the  amounts  deemed  to be distributed on the Uncertificated REMIC I Regular Interest Z for such Distribution Date pursuant to Section 4.02(a).

        Uncertificated REMIC I Regular Interest Distribution Amounts: With respect to each Uncertificated REMIC I Regular Interest, other than the Uncertificated REMIC I Regular Interest Z, the amount specified as the Uncertificated REMIC I Regular Interest Distribution Amount with respect thereto in the definition of Uncertificated REMIC I Regular Interest. With respect to the Uncertificated REMIC I Regular Interest Z, the Uncertificated REMIC I Regular Interest Z Distribution Amount.

        Uncertificated REMIC II Regular Interests: The 329 Uncertificated partial undivided beneficial ownership interests in REMIC II numbered sequentially from 1 through 329 each relating to the identically numbered Uncertificated REMIC I Regular Interest Z, each having no principal balance and bearing interest at a rate equal to the related Pool Strip Rate on the Stated Principal Balance of the Mortgage Loan related to the identically numbered Uncertificated REMIC I Regular Interest Z, comprising such Uncertificated REMIC II Regular Interest's pro rata share of the amount distributed pursuant to Sections 4.02(a) and (b).

        Uncertificated  REMIC II Regular  Interests  Distribution  Amount:  With
respect  to  any  Distribution  Date,  the  sum  of  the  amounts  deemed  to be distributed on the Uncertificated REMIC I Regular Interest Z for such Distribution Date pursuant to Section 4.02(a).

        Underwriter:  has the meaning given in Section 4.08 of this Agreement.

        Uniform Single Attestation Program for Mortgage Bankers: The Uniform Single Attestation Program for Mortgage Bankers, as published by the Mortgage Bankers Association of America and effective with respect to fiscal periods ending on or after December 15, 1995.

        Uninsured Cause: Any cause of damage to property subject to a Mortgage such that the complete restoration of such property is not fully reimbursable by the hazard insurance policies.

        United States Person: A citizen or resident of the United States, a corporation, partnership or other entity created or organized in, or under the laws of, the United States, any state thereof, or the District of Columbia (except in the case of a partnership, to the extent provided in Treasury regulations) or any political subdivision thereof, or an estate that is described in Section 7701(a)(30)(D) of the Code, or a trust that is described in
Section 7701(a)(30)(E) of the Code.

     Voting Rights: The portion of the voting rights of all of the Certificates which is allocated to any Certificate, as designated in Section 12.09.

Section 1.02.  Use of Words and Phrases.

        "Herein," "hereby," "hereunder," `hereof," "hereinbefore," "hereinafter" and other equivalent words refer to the Pooling and Servicing Agreement as a whole. All references herein to Articles, Sections or Subsections shall mean the corresponding Articles, Sections and Subsections in the Pooling and Servicing Agreement. The definition set forth herein include both the singular and the plural.

                                   Article II

                          CONVEYANCE OF MORTGAGE LOANS;
                        ORIGINAL ISSUANCE OF CERTIFICATES

Section 2.01.  Conveyance of Mortgage Loans.

(a) The Company, concurrently with the execution and delivery hereof, does hereby assign to the Trustee for the benefit of the Certificateholders without recourse all the right, title and interest of the Company in and to the Mortgage Loans, including all interest and principal received on or with respect to the Mortgage Loans after the Cut-off Date (other than payments of principal and interest due on the Mortgage Loans on or before the Cut-off Date). In connection with such transfer and assignment, the Company does hereby deliver the FSA
Policy to the Trustee for the benefit of the Holders of the Class A-3 Certificates.

(b) In connection with such assignment, except as set forth in Section 2.01(c) and subject to Section 2.01(d) below, the Company does hereby deliver to, and deposit with, the Trustee, or to and with one or more Custodians, as the duly appointed agent or agents of the Trustee for such purpose, the following documents or instruments (or copies thereof as permitted by this Section) (I) with respect to each Mortgage Loan so assigned (other than a Cooperative Loan):

(i) The original Mortgage Note, endorsed without recourse in blank, or in the name of the Trustee as trustee, and signed by an authorized officer (which endorsement shall contain either an original signature or a facsimile signature of an authorized officer of the Seller, and if in the form of an allonge, the allonge shall be stapled to the Mortgage Note), with all intervening endorsements showing a complete chain of title from the originator to the Seller. If the Mortgage Loan was acquired by the endorser in a merger, the endorsement must be by "____________, successor by merger to [name of predecessor]". If the Mortgage Loan was acquired or originated by the endorser while doing business under another name, the endorsement must be by "____________ formerly known as [previous name]";

(ii) The original Mortgage, noting the presence of the MIN of the Mortgage Loan, if the Mortgage is registered on the MERS(R) System, and language indicating that the Mortgage Loan is a MOM Loan if the Mortgage Loan is a MOM Loan, with evidence of recording indicated thereon or a copy of the Mortgage certified by the public recording office in which such Mortgage has been recorded;

(iii)The original of any guarantee executed in connection with the Mortgage Note, if applicable;

(iv) Any rider or the original of any modification agreement executed in connection with the related Mortgage Note or Mortgage, with evidence of recording if required by applicable law;

(v) Unless the Mortgage Loan is registered on the MERS(R)System, an original Assignment or Assignments of the Mortgage (which may be included in a blanket assignment or assignments) from the Seller to "Norwest Bank Minnesota, National Association, as Trustee under that certain Pooling and Servicing Agreement dated as of June 27, 2000, for GMACM Mortgage Pass-Through Certificates, Series 2000-J2" c/o the Servicer at an address specified by the Servicer, and signed by an authorized officer, which assignment shall be in form and substance acceptable for recording. If the Mortgage Loan was acquired by the assignor in a merger, the assignment must be by " , successor by merger to [name of predecessor]". If the Mortgage Loan was acquired or originated by the assignor while doing business under another name, the assignment must be by " formerly known as [previous name]";

(vi) Originals of all intervening assignments of mortgage, which together with the Mortgage shows a complete chain of title from the originator to the Seller (or to MERS, if the Mortgage Loan is registered on the MERS(R) System, and which notes the presence of a MIN), with evidence of recording thereon;

(vii)The original mortgagee policy of title insurance, including riders and endorsements thereto, or if the policy has not yet been issued, (i) a written commitment or interim binder for title issued by the title insurance or escrow company dated as of the date the Mortgage Loan was funded, with a statement by the title insurance company or closing attorney that the priority of the lien of the related Mortgage during the period between the date of the funding of the related Mortgage Loan and the date of the related title policy (which title policy shall be dated the date of recording of the related Mortgage) is insured, (ii) a preliminary title report issued by a title insurer in anticipation of issuing a title insurance policy which evidences existing liens and gives a preliminary opinion as to the absence of any encumbrance on title to the Mortgaged Property, except liens to be removed on or before purchase by the Mortgagor or which constitute customary exceptions acceptable to lenders generally or
     (iii) other evidence of title insurance acceptable to Fannie Mae or Freddie Mac, in accordance with the Fannie Mae Seller/Servicer Guide or Freddie Mac Seller/Servicer Guide, respectively;

(viii)  A certified true copy of any power of attorney, if applicable; and

(ix) Originals of any security agreement, chattel mortgage or the equivalent executed in connection with the Mortgage, if any.

        and (II) with respect to each Cooperative Loan so assigned:

(i) The original Mortgage Note, endorsed without recourse to the order of the Trustee and showing an unbroken chain of endorsements from the originator thereof to the Seller;

(ii) A counterpart of the Cooperative Lease and the Assignment of Proprietary Lease to the originator of the Cooperative Loan with intervening assignments showing an unbroken chain of title from such originator to the Trustee;

(iii) The related Cooperative Stock Certificate, representing the related Cooperative Stock pledged with respect to such Cooperative Loan, together with an undated stock power (or other similar instrument) executed in blank;

(iv) The original recognition agreement by the Cooperative of the interests of the mortgagee with respect to the related Cooperative Loan;

(v)     The Security Agreement;

(vi) Copies of the original UCC-1 financing statement, and any continuation statements, filed by the originator of such Cooperative Loan as secured party, each with evidence of recording thereof, evidencing the interest of the originator under the Security Agreement and the Assignment of Proprietary Lease;

(vii) Copies of the filed UCC-3 assignments of the security interest referenced in clause (vi) above showing an unbroken chain of title from the originator to the Trustee, each with evidence of recording thereof, evidencing the interest of the originator under the Security Agreement and the Assignment of Proprietary Lease;

(viii) An executed assignment of the interest of the originator in the Security Agreement, Assignment of Proprietary Lease and the recognition agreement referenced in clause (iv) above, showing an unbroken chain of title from the originator to the Trustee;

(ix) The original of each modification, assumption agreement or preferred loan agreement, if any, relating to such Cooperative Loan; and

(x) An executed UCC-1 financing statement showing the Seller as debtor, the Company as secured party and the Trustee as assignee and an executed UCC-1 financing statement showing the Company as debtor and the Trustee as secured party, each in a form sufficient for filing, evidencing the interest of such debtors in the Cooperative Loans.

(c) In the event that in connection with any Mortgage Loan the Company cannot deliver (a) the original recorded Mortgage (or evidence of submission to the recording office), (b) all interim recorded assignments, (c) the original recorded modification agreement, if required, or (d) the original lender's title insurance policy (together with all riders thereto) satisfying the requirements of clause (b)(I)(ii), (iv), (vi) or (vii) above, respectively, concurrently with

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


the execution and delivery hereof because such document or documents have not been returned from the applicable public recording office in the case of clause
(b)(I)(ii), (iv) or (vi) above, or because the title policy has not been delivered to the Seller by the title insurer in the case of clause (b)(I)(vii) above, the Company shall request the Seller to use its best efforts to deliver to the Custodian, if any, or the Trustee, in the case of clause (b)(I)(ii), (iv) or (vi) above, such original Mortgage, such interim assignment, or such modification agreement, with evidence of recording indicated thereon upon receipt thereof from the public recording office, or a copy thereof, certified, if appropriate, by the relevant recording office, but in no event shall any such delivery of the original Mortgage and each such interim assignment or modification agreement or a copy thereof, certified, if appropriate, by the relevant recording office, or the original lender's title policy be made later than one (1) year following the Closing Date; provided, however, in the event the Company is unable to deliver by such dates each Mortgage and each such interim assignment or modification agreement by reason of the fact that any such documents have not been returned by the appropriate recording office, or, in the case of each such interim assignment or modification agreement, because the related Mortgage has not been returned by the appropriate recording office, the Company shall request the Seller to deliver such documents to the Custodian, if any, or the Trustee as promptly as possible upon receipt thereof and, in any event, within 540 days following the Closing Date. In lieu of the Mortgage Notes relating to the Mortgage Loans, each as identified in the list delivered by the Seller to the Trustee or Custodian on the Closing Date, the Seller may deliver a lost note affidavit from the Seller stating that the original Mortgage Note was lost, misplaced or destroyed, and, if available, a copy of each original Mortgage Note; provided, however, that in the case of Mortgage Loans which have been prepaid in full after the Cut-off Date and prior to the Closing Date, the Seller, in lieu of delivering the above documents, may deliver to the Custodian, if any, or the Trustee a certification to such effect and shall deposit all amounts paid in respect of such Mortgage Loan in the Payment Account on the Closing Date.

        In connection with any Mortgage Loan, if the Company cannot deliver the Mortgage, any assignment, modification, assumption agreement or preferred loan agreement (or copy thereof certified by the public recording office) with evidence of recording thereon concurrently with the execution and delivery of this Agreement because of (i) a delay caused by the public recording office where such Mortgage, assignment, modification, assumption agreement or preferred loan agreement as the case may be, has been delivered for recordation, or (ii) a delay in the receipt of certain information necessary to prepare the related assignments, the Company shall deliver or cause to be delivered to the Custodian, if any, or the Trustee a true and correct photocopy of such Mortgage, assignment, modification, assumption agreement or preferred loan agreement.

(d) The Servicer shall forward or cause to be forwarded to the Custodian, if any, or the Trustee (a) from time to time additional original documents evidencing an assumption or modification of a Mortgage Loan and (b) any other documents required to be delivered by the Seller.

        All original documents relating to the Mortgage Loans which are not delivered to the Custodian, if any, or the Trustee are and shall be held by the Servicer in trust as agent for the Trustee on behalf of the Certificateholders.

        Except as may otherwise expressly be provided herein, none of the Seller, the Servicer or the Trustee shall assign, sell, dispose of or transfer any interest in the Trust Fund or any portion thereof, or permit the Trust Fund

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


or any portion thereof to be subject to any lien, claim, mortgage, security interest, pledge or other encumbrance of, any other Person.

        The Seller shall cause to be filed the Form UCC-3 assignment and UCC-1 financing statement referred to in clause (II)(vii) and (x), respectively, of
Section 2.01(b). If any Form UCC-3 or Form UCC-1, as applicable, is lost or returned unfiled to the Servicer because of any defect therein, the Servicer shall prepare a substitute Form UCC-3 or Form UCC-1, as applicable, or cure such defect, and cause such Form UCC-3 or Form UCC-1, as applicable, to be filed in accordance with this paragraph. The Servicer shall promptly deliver or cause to be delivered to the Trustee or the respective Custodian such Form UCC-3 or Form UCC-1, as applicable, (or copy thereof certified by the public filing office) with evidence of filing indicated thereon upon receipt thereof from the public filing office, but in no event shall such Form UCC-3, Form UCC-1 or a Form UCC-1 required to be delivered pursuant to clause (II)(vi) of Section 2.01(b) be delivered to the Custodian, if any, or the Trustee, later than 540 days following the Closing Date. In connection with its servicing of Cooperative Loans, the Servicer will use its best efforts to file timely continuation statements with regard to each financing statement and assignment relating to Cooperative Loans as to which the related Cooperative Apartment is located outside of the State of New York.

        In connection with the assignment of any Mortgage Loan registered on the MERS(R) System, the Servicer further agrees that it will cause, at the Servicer's own expense, on or prior to the Closing Date, the MERS(R) System to indicate that such Mortgage Loans have been assigned by the Servicer to the Trustee in accordance with this Agreement for the benefit of the Certificateholders by including (or deleting, in the case of Mortgage Loans which are repurchased in accordance with this Agreement) in such computer files
(a) the code "[IDENTIFY TRUSTEE SPECIFIC CODE]" in the field "[IDENTIFY THE FIELD NAME FOR TRUSTEE]" which identifies the Trustee and (b) the code "[IDENTIFY SERIES SPECIFIC CODE NUMBER]" in the field "Pool Field" which identifies the series of the Certificates issued in connection with such Mortgage Loans. The Servicer agrees that it will not alter the codes referenced in this paragraph with respect to any Mortgage Loan during the term of this Agreement unless and until such Mortgage Loan is repurchased in accordance with the terms of this Agreement.

(e)     [Reserved].

(f) It is intended that the conveyance by the Company to the Trustee of the Mortgage Loans as provided for in this Section 2.01 be construed as a sale by the Company to the Trustee of the Mortgage Loans for the benefit of the Certificateholders. Further, it is not intended that such conveyance be deemed to be a pledge of the Mortgage Loans by the Company to the Trustee to secure a debt or other obligation of the Company. However, if the Mortgage Loans are held to be property of the Company or of GMAC Mortgage Corporation, or if for any reason this Agreement is held or deemed to create a security interest in the Mortgage Loans, then it is intended that (a) this Agreement shall be a security agreement within the meaning of Articles 8 and 9 of the New York Uniform Commercial Code and the Uniform Commercial Code of any other applicable jurisdiction; (b) the conveyance provided for in Section 2.01 shall be deemed to be, and hereby is, (1) a grant by the Company to the Trustee of a security interest in all of the Company's right (including the power to convey title thereto), title and interest, whether now owned or hereafter acquired, in and to any and all general intangibles, accounts, chattel paper, instruments, documents, money, deposit accounts, certificates of deposit, goods, letters of credit, advices of credit and investment property and other property of whatever kind or description now existing or hereafter acquired consisting of, arising from or relating to any of the following: (A) the Mortgage Loans, including (i) with respect to each Cooperative Loan, the related Mortgage Note, Security Agreement, Assignment of Proprietary Lease, Cooperative Stock Certificate and Cooperative Lease, (ii) with respect to each Mortgage Loan other than a Cooperative Loan, the related Mortgage Note and Mortgage, and (iii) any insurance policies and all other documents in the related Mortgage File, (B) all amounts payable pursuant to the Mortgage Loans in accordance with the terms thereof and (C) all proceeds of the conversion, voluntary or involuntary, of the foregoing into cash, instruments, securities or other property, including without limitation all amounts from time to time held or invested in the Payment Account or the Custodial Account, whether in the form of cash, instruments, securities or other property and (2) an assignment by the Company to the Trustee of any security interest in any and all of GMAC Mortgage Corporation's right (including the power to convey title thereto), title and interest, whether now owned or hereafter acquired, in and to the property described in the foregoing clauses (1)(A), (B), (C) and (D) granted by GMAC Mortgage Corporation to the Company pursuant to the Purchase Agreement; (c) the possession by the Trustee, the Custodian or any other agent of the Trustee of Mortgage Notes or such other items of property as constitute instruments, money, negotiable documents, goods, letters of credit, advices of credit, investment property, certificated securities or chattel paper shall be deemed to be "possession by the secured party," or possession by a purchaser or a person designated by such secured party, for purposes of perfecting the security interest pursuant to the Minnesota Uniform Commercial Code and the Uniform Commercial Code of any other applicable jurisdiction (including, without limitation, Sections 8-106, 9-305 and 9-115 thereof); and (d) notifications to persons holding such property, and acknowledgments, receipts or confirmations from persons holding such property, shall be deemed notifications to, or acknowledgments, receipts or confirmations from, securities intermediaries, bailees or agents of, or persons holding for (as applicable) the Trustee for the purpose of perfecting such security interest under applicable law.

        The Company and, at the Company's direction, GMAC Mortgage Corporation and the Trustee shall, to the extent consistent with this Agreement, take such reasonable actions as may be necessary to ensure that, if this Agreement were determined to create a security interest in the Mortgage Loans and the other property described above, such security interest would be determined to be a perfected security interest of first priority under applicable law and will be maintained as such throughout the term of this Agreement. Without limiting the generality of the foregoing, the Company shall prepare and deliver to the Trustee not less than 15 days prior to any filing date and, the Trustee shall forward for filing, or shall cause to be forwarded for filing, at the expense of the Company, all filings necessary to maintain the effectiveness of any original filings necessary under the Uniform Commercial Code as in effect in any jurisdiction to perfect the Trustee's security interest in or lien on the Mortgage, as evidenced by an Officers' Certificate of the Company, including without limitation (x) continuation statements, and (y) such other statements as may be occasioned by (1) any change of name of GMAC Mortgage Corporation, the Company or the Trustee (such preparation and filing shall be at the expense of the Trustee, if occasioned by a change in the Trustee's name), (2) any change of location of the place of business or the chief executive office of GMAC Mortgage Corporation or the Company and (3) any transfer of any interest of GMAC Mortgage Corporation or the Company in any Mortgage Loan. The Company shall file or cause to be filed the original filing necessary under the Uniform Commercial Code to perfect the Trustee's security interest in or lien on the Mortgages.

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


Section 2.02.  Acceptance by Trustee.

        The Trustee  acknowledges  that the  Custodian,  acting on behalf of the
Trustee, has received (subject to any exceptions noted in the initial certification described below), the documents referred to in Section 2.01 and that the Trustee has received all other assets included in the definition of "Trust Fund" and declares that it holds or will hold the assets included in the definition of "Trust Fund" (to the extent delivered or assigned to the Trustee), in trust for the exclusive use and benefit of all present and future Certificateholders.

        The Trustee agrees, for the benefit of the Certificateholders and Financial Security, to cause the Custodian to review each Mortgage File on or before the Closing Date to verify that such Mortgage File includes a Mortgage Note and to execute and deliver, or cause to be executed and delivered, to the Seller, the Trustee, the Servicer and Financial Security an initial certification substantially in the form annexed hereto as Exhibit N. Pursuant to the Custodial Agreement, in conducting such review, the Custodian is required to ascertain whether all required documents have been executed and received, and whether those documents relate, determined on the basis of the Mortgagor name, original principal balance and loan number, to the Mortgage loans it has received. Neither the Custodian nor the Trustee shall be under any duty or obligation to inspect, review or examine said documents, instruments, certificates or other papers to determine that the same are genuine, enforceable or appropriate for the represented purpose or that they have actually been recorded, or are in recordable form or that they are other than what they purport to be on their face.

        Within 180 days of the Closing Date the Trustee will cause the Custodian to review, for the benefit of the Certificateholders, the Mortgage Files delivered to it and will execute and deliver to the Seller, the Servicer and Financial Security a final certification substantially in the form annexed hereto as Exhibit O.

        If, in the process of reviewing the Mortgage Files and preparing the certifications referred to above, the Custodian finds any document or documents constituting a part of a Mortgage File to be missing or defective in any material respect, the Custodian is required pursuant to the Custodial Agreement, to notify the Trustee, Financial Security, the Company and the Seller, and the Trustee shall request that the Seller cure any such defect within 90 days from the date on which the Seller was notified of such defect, and if the Seller does not cure such defect in all material respects during such period, the Trustee shall request on behalf of the Certificateholders that the Seller either (i) substitute for such Mortgage Loan a Qualified Substitute Mortgage Loan, which substitution shall be accomplished in the manner and subject to the conditions set forth in Section 2.04, or (ii) purchase such Mortgage Loan from the Trust Fund at the Purchase Price within 90 days after the date on which the Seller was notified of such defect; provided that if such defect would cause the Mortgage Loan to be other than a "qualified mortgage" as defined in Section 860G(a)(3) of the Code, any such cure, substitution or repurchase must occur within 90 days from the date such breach was discovered. It is understood and agreed that the obligation of the Seller to cure a material defect in, or substitute for, or purchase any Mortgage Loan as to which a material defect in or omission of a constituent document exists shall constitute the sole remedy respecting such defect or omission available to Certificateholders or the Trustee on behalf of Certificateholders. The Purchase Price for the purchased Mortgage Loan shall be deposited or caused to be deposited upon receipt by the Trustee in the Payment Account, or upon receipt by the Servicer in the Custodial Account. Upon receipt by the Trustee of written notification of such deposit signed by a Servicing Officer, the Trustee shall release or cause to be released to the Seller the related Mortgage File and shall execute and deliver such instruments of transfer or assignment, in each case without recourse, as the Seller shall require as necessary to vest in the Seller ownership of any Mortgage Loan released pursuant hereto and at such time the Trustee shall have no further responsibility with respect to the related Mortgage File.

        In furtherance of the foregoing, if the Subservicer or Seller that repurchases the Mortgage Loan is not a member of MERS and the Mortgage is registered on the MERS(R) System, the Servicer, at its own expense and without any right of reimbursement, shall cause MERS to execute and deliver an assignment of the Mortgage in recordable form to transfer the Mortgage from MERS to such Subservicer or Seller and shall cause such Mortgage to be removed from registration on the MERS(R) System in accordance with MERS' rules and regulations.

Section 2.03.  Representations, Warranties and Covenants
                      of the Servicer and the Company.

     (a) The Servicer hereby represents and warrants to the Trustee for the benefit of the Certificateholders that:

(i) The Servicer is a corporation duly organized, validly existing and in good standing under the laws governing its creation and existence and is or will be in compliance with the laws of each state in which any Mortgaged Property is located to the extent necessary to ensure the enforceability of each Mortgage Loan in accordance with the terms of this Agreement;

(ii) The execution and delivery of this Agreement by the Servicer and its performance and compliance with the terms of this Agreement will not violate the Servicer's Certificate of Incorporation or Bylaws or constitute a material default (or an event which, with notice or lapse of time, or both, would constitute a material default) under, or result in the material breach of, any material contract, agreement or other instrument to which the Servicer is a party or which may be applicable to the Servicer or any of its assets;

(iii) This Agreement, assuming due authorization, execution and delivery by the Trustee and the Company, constitutes a valid, legal and binding obligation of the Servicer, enforceable against it in accordance with the terms hereof subject to applicable bankruptcy, insolvency, reorganization, moratorium and other laws affecting the enforcement of creditors' rights generally and to general principles of equity, regardless of whether such enforcement is considered in a proceeding in equity or at law;

(iv) The Servicer is not in default with respect to any order or decree of any court or any order, regulation or demand of any federal, state, municipal or governmental agency, which default might have consequences that would materially and adversely affect the condition (financial or other) or operations of the Servicer or its properties or might have consequences that would materially adversely affect its performance hereunder;

(v) No litigation is pending or, to the best of the Servicer's knowledge, threatened against the Servicer which would prohibit its entering into this Agreement or performing its obligations under this Agreement;

(vi) The Servicer will comply in all material respects in the performance of this Agreement with all reasonable rules and requirements of each insurer under each Required Insurance Policy;

(vii) No information, certificate of an officer, statement furnished in writing or report delivered to the Company, any Affiliate of the Company or the Trustee by the Servicer will, to the knowledge of the Servicer, contain any untrue statement of a material fact or omit a material fact necessary to make the information, certificate, statement or report not misleading; and

(viii) The Servicer is a member of MERS in good standing, and will comply in all material respects with the rules and procedures of MERS in connection with the servicing of the Mortgage Loans that are registered with MERS.

It is understood and agreed that the representations and warranties set forth in this Section 2.03(a) shall survive delivery of the respective Mortgage Files to the Custodian, if any, or the Trustee.

Section 2.04.  Representations and Warranties of the Seller.

        The Company hereby assigns to the Trustee for the benefit of Certificateholders all of its right, title and interest in respect of the Purchase Agreement insofar as the Purchase Agreement relates to the representations and warranties made by the Seller in respect of such Mortgage Loan and any remedies provided thereunder for any breach of such representations and warranties, such right, title and interest may be enforced by the Servicer on behalf of the Trustee and the Certificateholders. Upon the discovery by the Company, the Servicer, the Trustee or any Custodian of a breach of any of the representations and warranties made in the Purchase Agreement (which, for purposes hereof, will be deemed to include any other cause giving rise to a repurchase obligation under the Purchase Agreement) in respect of any Mortgage Loan which materially and adversely affects the interests of the Certificateholders in such Mortgage Loan, the party discovering such breach shall give prompt written notice to the other parties (any Custodian being so obligated under a Custodial Agreement). The Servicer shall promptly notify the Seller of such breach and request that the Seller either (i) cure such breach in all material respects within 90 days from the date the Servicer was notified of such breach or (ii) purchase such Mortgage Loan from the Trust Fund at the Purchase Price and in the manner set forth in Section 2.02; provided that in the case of a breach under the Purchase Agreement the Seller shall have the option to substitute a Qualified Substitute Mortgage Loan or Loans for such Mortgage

Loan if such substitution occurs within two years following the Closing Date; provided that if the breach would cause the Mortgage Loan to be other than a "qualified mortgage" as defined in Section 860G(a)(3) of the Code, any such cure, repurchase or substitution must occur within 90 days from the date the breach was discovered. In the event that the Seller elects to substitute a Qualified Substitute Mortgage Loan or Loans for a Deleted Mortgage Loan pursuant to this Section 2.04, the Seller shall deliver to the Trustee for the benefit of the Certificateholders with respect to such Qualified Substitute Mortgage Loan or Loans, the original Mortgage Note, the Mortgage, an Assignment of the Mortgage in recordable form if required pursuant to Section 2.01, and such other documents and agreements as are required by Section 2.01, with the Mortgage Note endorsed as required by Section 2.01. No substitution will be made in any calendar month after the Determination Date for such month. Monthly Payments due with respect to Qualified Substitute Mortgage Loans in the month of substitution shall not be part of the Trust Fund and will be retained by the Servicer and remitted by the Servicer to the Seller on the next succeeding Distribution Date. For the month of substitution, distributions to the Certificateholders will include the Monthly Payment due on a Deleted Mortgage Loan for such month and thereafter the Seller shall be entitled to retain all amounts received in respect of such Deleted Mortgage Loan. The Servicer shall amend or cause to be amended the Mortgage Loan Schedule, and, if the Deleted Mortgage Loan was a Discount Mortgage Loan, the Schedule of Discount Fractions, for the benefit of the Certificateholders to reflect the removal of such Deleted Mortgage Loan and the substitution of the Qualified Substitute Mortgage Loan or Loans and the Servicer shall deliver the amended Mortgage Loan Schedule, and, if the Deleted Mortgage Loan was a Discount Mortgage Loan, the amended Schedule of Discount Fractions, to the Trustee. Upon such substitution, the Qualified Substitute Mortgage Loan or Loans shall be subject to the terms of this Agreement and the related Subservicing Agreement in all respects, the Seller shall be deemed to have made the representations and warranties with respect to the Qualified Substitute Mortgage Loan contained in the Purchase Agreement as of the date of substitution.

        In connection with the substitution of one or more Qualified Substitute Mortgage Loans for one or more Deleted Mortgage Loans, the Servicer will determine the amount (if any) by which the aggregate principal balance of all such Qualified Substitute Mortgage Loans as of the date of substitution is less than the aggregate Stated Principal Balance of all such Deleted Mortgage Loans (in each case after application of the principal portion of the Monthly Payments due in the month of substitution that are to be distributed to the Certificateholders in the month of substitution). The Servicer shall deposit the amount of such shortfall received for the Seller into the Custodial Account on the day of substitution. The Servicer shall give notice in writing to the Trustee of such event, which notice shall be accompanied by an Officers' Certificate as to the calculation of such shortfall and (subject to Section 10.01(f)) by an Opinion of Counsel to the effect that such substitution will not cause (a) any federal tax to be imposed on the Trust Fund, including without limitation, any federal tax imposed on "prohibited transactions" under Section 860F(a)(1) of the Code or on "contributions after the startup date" under
Section 860G(d)(1) of the Code or (b) any portion of either REMIC to fail to qualify as such at any time that any Certificate is outstanding.

        It is understood and agreed that the obligation of the Seller to cure such breach or purchase (or to substitute for) such Mortgage Loan as to which such a breach has occurred and is continuing shall constitute the sole remedy respecting such breach available to the Certificateholders or the Trustee on behalf of Certificateholders. In connection with the purchase of or substitution for any such Mortgage Loan by the Seller, the Trustee shall assign to the Seller all of the right, title and interest in respect of the Purchase Agreement applicable to such Mortgage Loan.

Section 2.05.  Execution and Authentication of Certificates.

        The Trustee acknowledges the assignment to it of the Mortgage Loans and the delivery of the Mortgage Files to the Custodian on its behalf, subject to any exceptions noted, together with the assignment to it of all other assets included in the Trust Fund and/or the applicable REMIC, receipt of which is hereby acknowledged. Concurrently with such delivery and in exchange therefor, the Trustee, pursuant to the written request of the Company executed by an officer of the Company has executed and caused to be authenticated and delivered to or upon the order of the Company the Certificates in authorized denominations which evidence ownership of the entire Trust Fund.

                                  Article III

                          ADMINISTRATION AND SERVICING
                                OF MORTGAGE LOANS

Section 3.01.  Servicer to Act as Servicer.

(a) The Servicer shall service and administer the Mortgage Loans in accordance with the terms of this Agreement and the respective Mortgage Loans, shall follow such practices and procedures as it shall deem necessary or advisable and as shall be normal and usual in its general mortgage servicing activities, and shall have full power and authority, acting alone or through Subservicers as provided in Section 3.02, to do any and all things which it may deem necessary or desirable in connection with such servicing and administration. Without limiting the generality of the foregoing, the Servicer in its own name or in the name of a Subservicer is hereby authorized and empowered by the Trustee when the Servicer or the Subservicer, as the case may be, believes it appropriate in its best judgment, to execute and deliver, on behalf of the Certificateholders and the Trustee or any of them, any and all instruments of satisfaction or cancellation, or of partial or full release or discharge, or of consent to assumption or modification in connection with a proposed conveyance, or of assignment of any Mortgage and Mortgage Note in connection with the repurchase of a Mortgage Loan and all other comparable instruments, or with respect to the modification or re-recording of a Mortgage for the purpose of correcting the Mortgage, the subordination of the lien of the Mortgage in favor of a public utility company or government agency or unit with powers of eminent domain, the taking of a deed in lieu of foreclosure, the commencement, prosecution or completion of judicial or non-judicial foreclosure, the conveyance of a Mortgaged Property to the related Insurer, the acquisition of any property acquired by foreclosure or deed in lieu of foreclosure, or the management, marketing and conveyance of any property acquired by foreclosure or deed in lieu of foreclosure with respect to the Mortgage Loans and with respect to the Mortgaged Properties. The Servicer further is authorized and empowered by the Trustee, on behalf of the Certificateholders and the Trustee, in its own name or in the name of the Subservicer, when the Servicer or the Subservicer, as the case may be, believes it appropriate in its best judgment to register any Mortgage Loan on the MERS(R) System, or cause the removal from the registration of any Mortgage Loan on the MERS(R) System, to execute and deliver, on behalf of the Trustee and the Certificateholders or any of them, any and all instruments of assignment and other comparable instruments with respect to such assignment or re-recording of a Mortgage in the name of MERS, solely as nominee for the Trustee and its successors and assigns. Any expenses incurred in connection with the actions described in the preceding sentence shall be borne by the Servicer

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

in accordance with Section 3.16(c), with no right of reimbursement; provided, that if, as a result of MERS discontinuing or becoming unable to continue operations in connection with the MERS System, it becomes necessary to remove any Mortgage Loan from registration on the MERS System and to arrange for the assignment of the related Mortgages to the Trustee, then any related expenses shall be reimbursable to the Servicer. Notwithstanding the foregoing, subject to
Section 3.07(a), the Servicer shall not permit any modification with respect to any Mortgage Loan that would both constitute a sale or exchange of such Mortgage Loan within the meaning of Section 1001 of the Code and any proposed, temporary or final regulations promulgated thereunder (other than in connection with a proposed conveyance or assumption of such Mortgage Loan that is treated as a Principal Prepayment in Full pursuant to Section 3.13(d) hereof) and cause either REMIC formed under this Agreement to fail to qualify as a REMIC under the Code. The Trustee shall furnish the Servicer with any powers of attorney and other documents necessary or appropriate to enable the Servicer to service and administer the Mortgage Loans. The Trustee shall not be liable for any action taken by the Servicer or any Subservicer pursuant to such powers of attorney. In connection with servicing and administering the Mortgage Loans, the Servicer and any Affiliate of the Servicer (i) may perform services such as appraisals and brokerage services that are not customarily provided by servicers of mortgage loans, and shall be entitled to reasonable compensation therefor in accordance with Section 3.10 and (ii) may, at its own discretion and on behalf of the Trustee, obtain credit information in the form of a "credit score" from a credit repository.

(b) All costs incurred by the Servicer or by Subservicers in effecting the timely payment of taxes and assessments on the properties subject to the Mortgage Loans shall not, for the purpose of calculating monthly distributions to the Certificateholders, be added to the amount owing under the related Mortgage Loans, notwithstanding that the terms of such Mortgage Loan so permit, and such costs shall be recoverable to the extent permitted by Section 3.10(a)(ii).

(c) The Servicer may enter into one or more agreements in connection with the offering of pass-through certificates evidencing interests in one or more of the Certificates providing for the payment by the Servicer of amounts received by the Servicer as servicing compensation hereunder and required to cover certain Prepayment Interest Shortfalls on the Mortgage Loans, which payment obligation will thereafter be an obligation of the Servicer hereunder.

Section 3.02. Subservicing Agreements Between Servicer and Subservicers; Enforcement of Subservicers' and Sellers' Obligations.


(a) The Servicer may enter into Subservicing Agreements with Subservicers, for the servicing and administration of all or some of the Mortgage Loans. Each Subservicer of a Mortgage Loan shall be entitled to receive and retain, as provided in the related Subservicing Agreement and in Section 3.07, the related Subservicing Fee from payments of interest received on such Mortgage Loan after payment of all amounts required to be remitted to the Servicer in respect of

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

such Mortgage Loan. Any Subservicing Fee shall be paid by the Servicer out of the Servicing Fee for the related Mortgage Loans. Unless the context otherwise requires, references in this Agreement to actions taken or to be taken by the Servicer in servicing the Mortgage Loans include actions taken or to be taken by a Subservicer on behalf of the Servicer.

Section 3.03.  Successor Subservicers.

        The Servicer shall be entitled to terminate any Subservicing Agreement that may exist in accordance with the terms and conditions of such Subservicing Agreement and without any limitation by virtue of this Agreement; provided, however, that in the event of termination of any Subservicing Agreement by the Servicer or the Subservicer, the Servicer shall either act as servicer of the related Mortgage Loan or enter into a Subservicing Agreement with a successor Subservicer which will be bound by the terms of the related Subservicing Agreement.

Section 3.04.  Liability of the Servicer.

        Notwithstanding any Subservicing Agreement, any of the provisions of this Agreement relating to agreements or arrangements between the Servicer or a Subservicer or reference to actions taken through a Subservicer or otherwise, the Servicer shall remain obligated and liable to the Trustee and the Certificateholders for the servicing and administering of the Mortgage Loans in accordance with the provisions of Section 3.01 without diminution of such obligation or liability by virtue of such Subservicing Agreements or arrangements or by virtue of indemnification from the Subservicer or the Company and to the same extent and under the same terms and conditions as if the Servicer alone were servicing and administering the Mortgage Loans. The Servicer shall be entitled to enter into any agreement with a Subservicer or Seller for indemnification of the Servicer and nothing contained in this Agreement shall be deemed to limit or modify such indemnification.

Section 3.05.  No Contractual Relationship Between Subservicer and
                      Trustee or Certificateholders.

        Any Subservicing Agreement that may be entered into and any other transactions or services relating to the Mortgage Loans involving a Subservicer in its capacity as such and not as an originator shall be deemed to be between the Subservicer and the Servicer alone and the Trustee and the Certificateholders shall not be deemed parties thereto and shall have no claims, rights, obligations, duties or liabilities with respect to the Subservicer in its capacity as such except as set forth in Section 3.06.

Section 3.06.  Assumption or Termination of Subservicing Agreements by Trustee.

(a) If the Servicer shall for any reason no longer be the servicer (including by reason of an Event of Default), the Trustee, its designee or its successor shall thereupon assume all of the rights and obligations of the Servicer under each Subservicing Agreement that may have been entered into. The Trustee, its designee or the successor servicer for the Trustee shall be deemed to have assumed all of the Servicer's interest therein and to have replaced the Servicer as a party to the Subservicing Agreement to the same extent as if the Subservicing Agreement had been assigned to the assuming party except that the Servicer shall not thereby be relieved of any liability or obligations under the Subservicing Agreement.

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

(b) The Servicer shall, upon request of the Trustee but at the expense of the Servicer, deliver to the assuming party all documents and records relating to each Subservicing Agreement and the Mortgage Loans then being serviced and an accounting of amounts collected and held by it and otherwise use its best efforts to effect the orderly and efficient transfer of each Subservicing Agreement to the assuming party.

Section 3.07.  Collection of Certain Mortgage Loan Payments;
                      Deposits to Custodial Account.

(a) The Servicer shall make reasonable efforts to collect all payments called for under the terms and provisions of the Mortgage Loans, and shall, to the extent such procedures shall be consistent with this Agreement and the terms and provisions of any related Primary Insurance Policy, follow such collection procedures as it would employ in its good faith business judgment and which are normal and usual in its general mortgage servicing activities. Consistent with the foregoing, the Servicer may in its discretion (i) waive any late payment charge or any prepayment charge or penalty interest in connection with the prepayment of a Mortgage Loan and (ii) extend the Due Date for payments due on a Mortgage Note for a period not greater than 180 days; provided, however, that the Servicer shall first determine that any such waiver or extension will not impair the coverage of any related Primary Insurance Policy or materially adversely affect the lien of the related Mortgage. In the event of any such arrangement, the Servicer shall make timely advances on the related Mortgage Loan during the scheduled period in accordance with the amortization schedule of such Mortgage Loan without modification thereof by reason of such arrangements unless otherwise agreed to by the Holders of the Classes of Certificates affected thereby; provided, however, that no such extension shall be made if any such advance would be a Nonrecoverable Advance. Consistent with the terms of this Agreement, the Servicer may also waive, modify or vary any term of any Mortgage Loan or consent to the postponement of strict compliance with any such term or in any manner grant indulgence to any Mortgagor if in the Servicer's determination such waiver, modification, postponement or indulgence is not materially adverse to the interests of the Certificateholders (taking into account any estimated Realized Loss that might result absent such action); provided, however, that the Servicer may not modify materially or permit any Subservicer to modify any Mortgage Loan, including without limitation any modification that would change the Mortgage Rate, forgive the payment of any principal or interest (unless in connection with the liquidation of the related Mortgage Loan or except in connection with prepayments to the extent that such reamortization is not inconsistent with the terms of the Mortgage Loan), or extend the final maturity date of such Mortgage Loan, unless such Mortgage Loan is in default or, in the judgment of the Servicer, such default is reasonably foreseeable; and provided, further, that no such modification shall reduce the interest rate on a Mortgage Loan below the sum of the Pool Strip Rate, the Servicing Fee Rate, and the rate at which the Insurance Premium accrues. In connection with any Curtailment of a Mortgage Loan, the Servicer, to the extent not inconsistent with the terms of the Mortgage Note and local law and practice, may permit the Mortgage Loan to be reamortized such that the Monthly Payment is recalculated as an amount that will fully amortize the remaining Stated Principal Balance thereof by the original Maturity Date based on the original Mortgage Rate; provided, that such re-amortization shall not be permitted if it would constitute a reissuance of the Mortgage Loan for federal income tax


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

purposes, except if such reissuance is described in Treasury Regulation Section 1.860G-2(b)(3). The Servicer shall not be required to institute or join in litigation with respect to collection of any payment (whether under a Mortgage, Mortgage Note or otherwise or against any public or governmental authority with respect to a taking or condemnation) if it reasonably believes that enforcing the provision of the Mortgage or other instrument pursuant to which such payment is required is prohibited by applicable law.

(b) The Servicer shall segregate and hold all funds collected and received pursuant to each Mortgage Loan separate and apart from any of its own funds and general assets and shall establish and maintain one or more Custodial Accounts held in trust, entitled "GMAC Mortgage Corporation Custodial Account in trust for the benefit of the Holders of GMACM Mortgage Pass-Through Certificates, Series 2000-J2." Each Custodial Account shall be an Eligible Account. The Custodial Account shall be maintained as a segregated account, separate and apart from trust funds created for mortgage pass-through certificates of other series, and the other accounts of the Servicer.

        Within two Business Days of receipt, except as otherwise specifically provided herein, the Servicer shall deposit or cause to be deposited the following payments and collections remitted by subservicers or received by it in respect of the Mortgage Loans subsequent to the Cut-off Date (other than in respect of principal and interest due on such Mortgage Loans on or before the Cut-off Date) and the following amounts required to be deposited hereunder:

(i) All payments on account of principal, including Principal Prepayments made by Mortgagors on the Mortgage Loans and the principal component of any Subservicer Advance or of any REO Proceeds received in connection with an REO Property for which an REO Disposition has occurred;

(ii) All payments on account of interest at the Net Mortgage Rate on the Mortgage Loans, and the interest component of any Subservicer Advance or of any REO Proceeds received in connection with an REO Property for which an REO Disposition has occurred, minus the amount of any interest paid by a Mortgagor in connection with a Principal Prepayment in Full for the calendar month in which such Principal Prepayment is to be distributed pursuant to Section 4.02;

(iii)Insurance Proceeds and Liquidation Proceeds (net of any related expenses of the Subservicer);

(iv)    All proceeds of any Mortgage Loans  purchased  pursuant to Section 2.02,
        2.04 or 4.07 and all amounts required to be deposited in connection with the substitution of a Qualified Substitute Mortgage Loan pursuant to
        Section 2.04;

(v)     Any amounts required to be deposited pursuant to Section 3.07(c); and

(vi) All amounts transferred from the Payment Account to the Custodial Account in accordance with Section 4.02(a).

The foregoing requirements for deposit in the Custodial Account shall be exclusive, it being understood and agreed that, without limiting the generality of the foregoing, payments on the Mortgage Loans which are not part of the Trust Fund (consisting of payments in respect of principal and interest on the Mortgage Loans due on or before the Cut-off Date) and payments or collections in

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


the nature of prepayment charges or late payment charges or assumption fees may but need not be deposited by the Servicer in the Custodial Account. In the event any amount not required to be deposited in the Custodial Account is so deposited, the Servicer may at any time withdraw such amount from the Custodial Account, any provision herein to the contrary notwithstanding. The Servicer shall maintain records with respect to all deposits made pursuant to this Section. All funds deposited in the Custodial Account shall be held in trust for the Certificateholders until withdrawn in accordance with Section 3.10.

        With respect to Insurance Proceeds, Liquidation Proceeds, REO Proceeds and the proceeds of the purchase of any Mortgage Loan pursuant to Sections 2.02, 2.03, 2.04 and 4.07 received in any calendar month, the Servicer may elect to treat such amounts as included in the Available Distribution Amount for the Distribution Date in the month of receipt, but is not obligated to do so. If the Servicer so elects, such amounts will be deemed to have been received (and any related Realized Loss shall be deemed to have occurred) on the last day of the month prior to the receipt thereof.

(c) The Servicer shall use its best efforts to cause the institution maintaining the Custodial Account to invest the funds in the Custodial Account attributable to the Mortgage Loans in Permitted Investments which shall mature not later than the Payment Account Deposit Date next following the date of such investment (with the exception of the Amount Held for Future Distribution) and which shall not be sold or disposed of prior to their maturities. All income and gain realized from any such investment shall be for the benefit of the Servicer as additional servicing compensation and shall be subject to its withdrawal or order from time to time. The amount of any losses incurred in respect of any such investments attributable to the investment of amounts in respect of the Mortgage Loans shall be deposited in the Custodial Account by the Servicer out of its own funds immediately as realized without any right of reimbursement.

Section 3.08.  Subservicing Accounts; Servicing Accounts.

(a) In those cases where a Subservicer is servicing a Mortgage Loan pursuant to a Subservicing Agreement, the Servicer shall cause the Subservicer, pursuant to the Subservicing Agreement, to establish and maintain one or more Subservicing Accounts which shall be an Eligible Account or, if such account is not an Eligible Account, shall be acceptable to the Servicer and each Rating Agency. The Subservicer will be required thereby to deposit into the Subservicing Account on a daily basis all proceeds of Mortgage Loans received by the Subservicer, less its Subservicing Fees and unreimbursed advances and expenses, to the extent permitted by the Subservicing Agreement. If the Subservicing Account is not an Eligible Account, the Servicer shall be deemed to have received such monies upon receipt thereof by the Subservicer. The Subservicer shall not be required to deposit in the Subservicing Account payments or collections in the nature of prepayment charges or late charges or assumption fees. On or before each Determination Date, the Servicer shall cause the Subservicer, pursuant to the Subservicing Agreement, to remit to the Servicer for deposit in the Custodial Account all funds held in the Subservicing Account with respect to each Mortgage Loan serviced by such Subservicer that are required to be remitted to the Servicer.

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


(b) In addition to the Custodial Account and the Payment Account, the Servicer shall for any Nonsubserviced Mortgage Loan, and shall cause the Subservicers for Subserviced Mortgage Loans to, establish and maintain one or more Servicing Accounts and deposit and retain therein all collections from the Mortgagors (or advances from Subservicers) for the payment of taxes, assessments, hazard insurance premiums, Primary Insurance Policy premiums, if applicable, or comparable items for the account of the Mortgagors. Each Servicing Account shall be hold in trust, entitled "GMAC Mortgage Corporation Servicing Account in trust for the benefit of the of the Holders of GMACM Mortgage Pass-Through Certificates, Series 2000-J2." Withdrawals of amounts related to the Mortgage Loans from the Servicing Accounts may be made only to effect timely payment of taxes, assessments, hazard insurance premiums, Primary Insurance Policy premiums, if applicable, or comparable items, to reimburse the Servicer or Subservicer out of related collections for any payments made pursuant to Sections 3.11 (with respect to the Primary Insurance Policy) and 3.12(a) (with respect to hazard insurance), to refund to any Mortgagors any sums as may be determined to be overages, to pay interest, if required, to Mortgagors on balances in the Servicing Account or to clear and terminate the Servicing Account at the termination of this Agreement in accordance with Section 9.01. As part of its servicing duties, the Servicer shall, and the Subservicers will, pursuant to the Subservicing Agreements, be required to pay to the Mortgagors interest on funds in this account to the extent required by law.

(c) The Servicer shall advance the payments referred to in the preceding subsection that are not timely paid by the Mortgagors or advanced by the Subservicers on the date when the tax, premium or other cost for which such payment is intended is due, but the Servicer shall be required so to advance only to the extent that such advances, in the good faith judgment of the Servicer, will be recoverable by the Servicer out of Insurance Proceeds, Liquidation Proceeds or otherwise.

Section 3.09.  Access to Certain Documentation and
                      Information Regarding the Mortgage Loans.

        If   compliance   with  this  Section  3.09  shall  make  any  Class  of
Certificates legal for investment by federally insured savings and loan associations, the Servicer shall provide, or cause the Subservicers to provide, to the Trustee, the Office of Thrift Supervision or the FDIC and the supervisory agents and examiners thereof access to the documentation regarding the Mortgage Loans required by applicable regulations of the Office of Thrift Supervision, such access being afforded without charge but only upon reasonable request and during normal business hours at the offices designated by the Servicer. The Servicer shall permit such representatives to photocopy any such documentation and shall provide equipment for that purpose at a charge reasonably approximating the cost of such photocopying to the Servicer.

Section 3.10.  Permitted Withdrawals from the Custodial Account.

(a) The Servicer may, from time to time as provided herein, make withdrawals from the Custodial Account of amounts on deposit therein pursuant to Section
3.07 that are attributable to the Mortgage Loans for the following purposes:

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(i)  to make deposits into the Payment  Account in the amounts and in the manner provided for in Section 4.01;

(ii) to reimburse itself or the related Subservicer for previously unreimbursed advances or expenses made pursuant to Sections 3.01, 3.07(a), 3.08, 3.11, 3.12(a), 3.14 and 4.04 or otherwise reimbursable pursuant to the terms of this Agreement, such withdrawal right being limited to amounts received on particular Mortgage Loans (including, for this purpose, REO Proceeds, Insurance Proceeds, Liquidation Proceeds and proceeds from the purchase of a Mortgage Loan pursuant to Section 2.02, 2.04 or 4.07) which represent (A) Late Collections of Monthly Payments for which any such advance was made in the case of Subservicer Advances or Advances pursuant to Section 4.04 and
     (B) recoveries of amounts in respect of which such advances were made in the case of Servicing Advances;

(iii)to pay to itself or the related Subservicer (if not previously retained by such Subservicer) out of each payment received by the Servicer on account of interest on a Mortgage Loan as contemplated by Sections 3.14 and 3.16, an amount equal to that remaining portion of any such payment as to interest (but not in excess of the Servicing Fee and the Subservicing Fee, if not previously retained) which, when deducted, will result in the remaining amount of such interest being interest at the Net Mortgage Rate (or Modified Net Mortgage Rate in the case of a Modified Mortgage Loan) on the amount specified in the amortization schedule of the related Mortgage Loan as the principal balance thereof at the beginning of the period respecting which such interest was paid after giving effect to any previous Curtailments;

(iv) to pay to itself as additional servicing compensation any interest or investment income earned on funds and other property deposited in or credited to the Custodial Account that it is entitled to withdraw pursuant to Section 3.07(c);

(v) to pay to itself as additional servicing compensation any Foreclosure Profits, and any amounts remitted by Subservicers as interest in respect of Curtailments pursuant to Section 3.08(b);

(vi) to pay the Seller, with respect to each Mortgage Loan or property acquired in respect thereof that has been purchased or otherwise transferred pursuant to Section 2.02, 2.04, 4.07 or 9.01, all amounts received thereon and not required to be distributed to the Certificateholders as of the date on which the related Stated Principal Balance or Purchase Price is determined;

(vii) to reimburse itself or the related Subservicer for any Nonrecoverable Advance or Advances in the manner and to the extent provided in subsection (c) below, any Advance made in connection with a modification of a Mortgage Loan that is in default or, in the judgment of the Servicer, default is reasonably foreseeable pursuant to Section 3.07(a), to the extent the amount of the Advance has been added to the outstanding principal balance of the Mortgage Loan, or any Advance reimbursable to the Servicer pursuant to Section 4.02(a);

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(viii)  to  reimburse  itself  or  the  Company  for  expenses  incurred  by and reimbursable to it or the Company pursuant to Sections 3.01(a), 3.11, 3.13, 3.14(c), 6.03, 10.01 or otherwise;

(ix) to reimburse itself for Servicing Advances expended by it (a) pursuant to Section 3.14 in good faith in connection with the restoration of property damaged by an Uninsured Cause, and (b) in connection with the liquidation of a Mortgage Loan or disposition of an REO Property to the extent not otherwise reimbursed pursuant to clause (ii) or (viii) above; and

(x) to withdraw any amount deposited in the Custodial Account that was not required to be deposited therein pursuant to Section 3.07.

(b) Since, in connection with withdrawals pursuant to clauses (ii), (iii), (v) and (vi), the Servicer's entitlement thereto is limited to collections or other recoveries on the related Mortgage Loan, the Servicer shall keep and maintain separate accounting, on a Mortgage Loan by Mortgage Loan basis, for the purpose of justifying any withdrawal from the Custodial Account pursuant to such clauses.

(c) The Servicer shall be entitled to reimburse itself or the related Subservicer for any advance made in respect of a Mortgage Loan that the Servicer determines to be a Nonrecoverable Advance by withdrawal from the Custodial Account of amounts on deposit therein attributable to the Mortgage Loans on any Payment Account Deposit Date succeeding the date of such determination. Such right of reimbursement in respect of a Nonrecoverable Advance on any such Payment Account Deposit Date shall be limited to an amount not exceeding the portion of such advance previously paid to Certificateholders (and not theretofore reimbursed to the Servicer or the related Subservicer).

Section 3.11.  Maintenance of the Primary Insurance
                      Policies; Collections Thereunder.

(a) The Servicer shall not take, or permit any Subservicer to take, any action which would result in non-coverage under any applicable Primary Insurance Policy of any loss which, but for the actions of the Servicer or Subservicer, would have been covered thereunder. To the extent coverage is available, the Servicer shall keep or cause to be kept in full force and effect a Primary Insurance Policy in the case of each Mortgage Loan having a Loan-to-Value Ratio at origination in excess of 80%, until the principal balance of the related Mortgage Loan secured by a Mortgaged Property is reduced to 80% or less of the appraised value based on the most recent appraisal of the Mortgaged Property performed by a qualified appraiser, such appraisal to be included in the related servicing file. The Servicer shall not cancel or refuse to renew any such Primary Insurance Policy applicable to a Nonsubserviced Mortgage Loan, or consent to any Subservicer canceling or refusing to renew any such Primary Insurance Policy applicable to a Mortgage Loan subserviced by it, that is in effect at the date of the initial issuance of the Certificates and is required to be kept in force hereunder unless the replacement Primary Insurance Policy for such canceled or non-renewed policy is maintained with an insurer whose claims-paying ability is acceptable to each Rating Agency for mortgage pass-through certificates having a rating equal to or better than the lower of the then-current rating or the rating assigned to the Certificates as of the Closing Date by such Rating Agency. In connection with any assumption or

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

substitution agreement entered into or to be entered into pursuant to Section 3.13, the Servicer shall promptly notify the insurer under the related Primary Insurance Policy, if any, of such assumption or substitution of liability in accordance with the terms of such policy and shall take all actions which may be required by such insurer as a condition to the continuation of coverage under the Primary Insurance Policy. If such Primary Insurance Policy is terminated as a result of such assumption or substitution of liability, the Servicer shall obtain a replacement Primary Insurance Policy as provided above.

(b) In connection with its activities as administrator and servicer of the Mortgage Loans, the Servicer agrees to present or to cause the related Subservicer to present, on behalf of the Servicer, the Subservicer, if any, the Trustee and Certificateholders, claims to the related Insurer under any Primary Insurance Policies, in a timely manner in accordance with such policies, and, in this regard, to take or cause to be taken such reasonable action as shall be necessary to permit recovery under any Primary Insurance Policies respecting defaulted Mortgage Loans. Pursuant to Section 3.07, any Insurance Proceeds collected by or remitted to the Servicer under any Primary Insurance Policies shall be deposited in the Custodial Account, subject to withdrawal pursuant to
Section 3.10.

Section 3.12.  Maintenance of Fire Insurance and
                      Omissions and Fidelity Coverage.

(a) The Servicer shall cause to be maintained for each Mortgage Loan (other than a Cooperative Loan) fire insurance with extended coverage in an amount which is equal to the lesser of (i)(A) the greater of the principal balance owing on such Mortgage Loan and (B) the percentage such that the proceeds thereof shall be sufficient to prevent the application of a co-insurance clause; if the Mortgaged Property is in an area identified in the Federal Register by the Federal Emergency Management Agency as being a special flood hazard area that has federally-mandated flood insurance requirements, the Servicer will cause to be maintained a flood insurance policy meeting the requirements of the current guidelines of the Federal Insurance Administration with a generally acceptable insurance carrier, in an amount representing coverage not less than the least of
(i) the outstanding principal balance of the Mortgage Loan, (ii) the maximum insurable value of the improvements securing such Mortgage Loan or (iii) the maximum amount of insurance which is available under the Flood Disaster Protection Act of 1973, as amended; or (ii) 100 percent of the insurable value of the improvements. The Servicer shall also cause to be maintained on property acquired upon foreclosure, or deed in lieu of foreclosure, of any Mortgage Loan (other than a Cooperative Loan), fire insurance with extended coverage in an amount which is at least equal to the maximum insurable value of the improvements which are a part of such property, liability insurance and, to the extent required and available under the Flood Disaster Protection Act of 1973, as amended, flood insurance in an amount as provided above. Pursuant to Section 3.07, any amounts collected by the Servicer under any such policies (other than amounts to be applied to the restoration or repair of the related Mortgaged Property or property thus acquired or amounts released to the Mortgagor in accordance with the Servicer's normal servicing procedures) shall be deposited in the Custodial Account, subject to withdrawal pursuant to Section 3.10. Any cost incurred by the Servicer in maintaining any such insurance shall not, for the purpose of calculating monthly distributions to the Certificateholders, be added to the amount owing under the Mortgage Loan, notwithstanding that the terms of the Mortgage Loan so permit. Such costs shall be recoverable by the

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

Servicer out of related late payments by the Mortgagor or out of Insurance Proceeds and Liquidation Proceeds to the extent permitted by Section 3.10. It is understood and agreed that no earthquake or other additional insurance is to be required of any Mortgagor or maintained on property acquired in respect of a Mortgage Loan other than pursuant to such applicable laws and regulations as shall at any time be in force and as shall require such additional insurance. All such policies shall be endorsed with standard mortgagee clauses with loss payable to the Servicer and its successors and/or assigns and shall provide for at least thirty days prior written notice of any cancellation, reduction in the amount or material change in coverage to the Servicer. The Servicer shall not interfere with the Mortgagor's freedom of choice in selecting either his insurance carrier or agent, provided, however, that the Servicer shall not accept any such insurance policies from insurance companies unless such companies currently reflect a General Policy Rating in Best's Key Rating Guide currently acceptable to Fannie Mae and are licensed to do business in the state wherein the property subject to the policy is located.

        If the Servicer shall obtain and maintain a blanket fire insurance policy with extended coverage insuring against hazard losses on all of the Mortgage Loans, it shall conclusively be deemed to have satisfied its obligations as set forth in the first sentence of this Section 3.12(a), it being understood and agreed that such policy may contain a deductible clause, in which case the Servicer shall, in the event that there shall not have been maintained on the related Mortgaged Property a policy complying with the first sentence of this Section 3.12(a) and there shall have been a loss which would have been covered by such policy, deposit in the Payment Account the amount not otherwise payable under the blanket policy because of such deductible clause. Any such deposit by the Servicer shall be made on the Payment Account Deposit Date next preceding the Distribution Date which occurs in the month following the month in which payments under any such policy would have been deposited in the Custodial Account. In connection with its activities as administrator and servicer of the Mortgage Loans, the Servicer agrees to present, on behalf of itself, the Trustee and the Certificateholders, claims under any such blanket policy.

(b) The Servicer shall obtain and maintain at its own expense and keep in full force and effect throughout the term of this Agreement a blanket fidelity bond and an errors and omissions insurance policy covering the Servicer's officers and employees and other persons acting on behalf of the Servicer in connection with its activities under this Agreement. The amount of coverage, taken together, shall be at least equal to the coverage that would be required by Fannie Mae or Freddie Mac, with respect to the Servicer if the Servicer were servicing and administering the Mortgage Loans for Fannie Mae or Freddie Mac. In the event that any such bond or policy ceases to be in effect, the Servicer shall obtain a comparable replacement bond or policy from an issuer or insurer, as the case may be, meeting the requirements set forth above.

Section 3.13.  Enforcement of Due-on-Sale Clauses; Assumption and
                      Modification Agreements; Certain Assignments.

(a) When any Mortgaged Property is conveyed by the Mortgagor, the Servicer or Subservicer, to the extent it has knowledge of such conveyance, shall enforce any due-on-sale clause contained in any Mortgage Note or Mortgage, to the extent permitted under applicable law and governmental regulations, but only to the extent that such enforcement will not adversely affect or jeopardize coverage under any Required Insurance Policy. Notwithstanding the foregoing, the Servicer is not required to exercise such rights with respect to a Mortgage Loan if the

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

Person to whom the related Mortgaged Property has been conveyed or is proposed to be conveyed satisfies the terms and conditions contained in the Mortgage Note and Mortgage related thereto and the consent of the mortgagee under such Mortgage Note or Mortgage is not otherwise so required under such Mortgage Note or Mortgage as a condition to such transfer. In the event that the Servicer is prohibited by law from enforcing any such due-on-sale clause, or if coverage under any Required Insurance Policy would be adversely affected, or if nonenforcement is otherwise permitted hereunder, the Servicer is authorized, subject to Section 3.13(b), to take or enter into an assumption and modification agreement from or with the person to whom such property has been or is about to be conveyed, pursuant to which such person becomes liable under the Mortgage Note and, unless prohibited by applicable state law, the Mortgagor remains liable thereon, provided that the Mortgage Loan shall continue to be covered (if so covered before the Servicer enters such agreement) by the applicable Required Insurance Policies. The Servicer, subject to Section 3.13(b), is also authorized with the prior approval of the insurers under any Required Insurance Policies to enter into a substitution of liability agreement with such Person, pursuant to which the original Mortgagor is released from liability and such Person is substituted as Mortgagor and becomes liable under the Mortgage Note. Notwithstanding the foregoing, the Servicer shall not be deemed to be in default under this Section by reason of any transfer or assumption which the Servicer reasonably believes it is restricted by law from preventing, for any reason whatsoever.

(b) Subject to the Servicer's duty to enforce any due-on-sale clause to the extent set forth in Section 3.13(a), in any case in which a Mortgaged Property is to be conveyed to a Person by a Mortgagor, and such Person is to enter into an assumption or modification agreement or supplement to the Mortgage Note or Mortgage which requires the signature of the Trustee, or if an instrument of release signed by the Trustee is required releasing the Mortgagor from liability on the Mortgage Loan, the Servicer is authorized, subject to the requirements of the sentence next following, to execute and deliver, on behalf of the Trustee, the assumption agreement with the Person to whom the Mortgaged Property is to be conveyed and such modification agreement or supplement to the Mortgage Note or Mortgage or other instruments as are reasonable or necessary to carry out the terms of the Mortgage Note or Mortgage or otherwise to comply with any applicable laws regarding assumptions or the transfer of the Mortgaged Property to such Person; provided, however, that in connection with any such assumption, no material term of the Mortgage Note may be changed. Upon receipt of appropriate instructions from the Servicer in accordance with the foregoing, the Trustee shall execute any necessary instruments for such assumption or substitution of liability as directed in writing by the Servicer. Upon the closing of the transactions contemplated by such documents, the Servicer shall cause the originals or true and correct copies of the assumption agreement, the release (if any), or the modification or supplement to the Mortgage Note or Mortgage to be delivered to the Trustee or the Custodian and deposited with the Mortgage File for such Mortgage Loan. Any fee collected by the Servicer or such related Subservicer for entering into an assumption or substitution of liability agreement will be retained by the Servicer or such Subservicer as additional servicing compensation.

(c) The Servicer or the related Subservicer, as the case may be, shall be entitled to approve a request from a Mortgagor for a partial release of the related Mortgaged Property, the granting of an easement thereon in favor of another Person, any alteration or demolition of the related Mortgaged Property

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

(or, with respect to a Cooperative Loan, the related Cooperative Apartment) without any right of reimbursement or other similar matters if it has determined, exercising its good faith business judgment in the same manner as it would if it were the owner of the related Mortgage Loan, that the security for, and the timely and full collectability of, such Mortgage Loan would not be adversely affected thereby and that any portion of either REMIC would not fail to continue to qualify as a REMIC under the Code as a result thereof and (subject to Section 10.01(f)) that no tax on "prohibited transactions" or "contributions" after the startup day would be imposed on either REMIC as a result thereof. Any fee collected by the Servicer or the related Subservicer for processing such a request will be retained by the Servicer or such Subservicer as additional servicing compensation.

(d) Subject to any other applicable terms and conditions of this Agreement, the Trustee and Servicer shall be entitled to approve an assignment in lieu of satisfaction with respect to any Mortgage Loan, provided the obligee with respect to such Mortgage Loan following such proposed assignment provides the Trustee and Servicer with a "Lender Certification for Assignment of Mortgage Loan" in the form attached hereto as Exhibit K, in form and substance satisfactory to the Trustee and Servicer, providing the following: (i) that the substance of the assignment is, and is intended to be, a refinancing of such Mortgage; (ii) that the Mortgage Loan following the proposed assignment will have a rate of interest at least 0.25 percent below or above the rate of interest on such Mortgage Loan prior to such proposed assignment; and (iii) that such assignment is at the request of the borrower under the related Mortgage Loan. Upon approval of an assignment in lieu of satisfaction with respect to any Mortgage Loan, the Servicer shall receive cash in an amount equal to the unpaid principal balance of and accrued interest on such Mortgage Loan and the Servicer shall treat such amount as a Principal Prepayment in Full with respect to such Mortgage Loan for all purposes hereof.

Section 3.14.  Realization Upon Defaulted Mortgage Loans.

(a) The Servicer shall foreclose upon or otherwise comparably convert (which may include an REO Acquisition) the ownership of properties securing such of the Mortgage Loans as come into and continue in default and as to which no satisfactory arrangements can be made for collection of delinquent payments pursuant to Section 3.07. In connection with such foreclosure or other conversion, the Servicer shall, consistent with Section 3.11, follow such practices and procedures as it shall deem necessary or advisable, as shall be normal and usual in its general mortgage servicing activities, as shall meet the requirements of the Insurer under any Required Insurance Policy, and as shall be consistent with the provisions of this Agreement. With respect to any REO Property, the deed or certificate of sale shall be taken in the name of the Trustee for the benefit of the Certificateholders, or its nominee, on behalf of the Certificateholders. The Trustee's name shall be placed on the title to such REO Property solely as the Trustee hereunder and not in its individual capacity. The Servicer shall ensure that the title to such REO Property references this Agreement and the Trustee's capacity thereunder. The Servicer, however, shall not be required to expend its own funds or incur other reimbursable charges in connection with any foreclosure, or attempted foreclosure which is not completed, or towards the restoration of any property unless it shall determine
(i) that such restoration and/or foreclosure will increase the proceeds of liquidation of the Mortgage Loan to Holders of Certificates of one or more Classes after reimbursement to itself for such expenses or charges and (ii) that

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such expenses or charges will be recoverable to it through Liquidation Proceeds,
Insurance Proceeds, or REO Proceeds (respecting which it shall have priority for purposes of withdrawals from the Custodial Account pursuant to Section 3.10, whether or not such expenses and charges are actually recoverable from related Liquidation Proceeds, Insurance Proceeds or REO Proceeds). In the event of such a determination by the Servicer pursuant to this Section 3.14(a), the Servicer shall be entitled to reimbursement of such amounts pursuant to Section 3.10. If the Servicer has knowledge that a Mortgaged Property which the Servicer is contemplating acquiring in foreclosure or by deed in lieu of foreclosure is located within a one (1) mile radius of any site listed in the Expenditure Plan for the Hazardous Substance Clean Up Bond Act of 1984 or other site with environmental or hazardous waste risks known to the Servicer, the Servicer will, prior to acquiring the Mortgaged Property, consider such risks and only take action in accordance with its established environmental review procedures.

        The Servicer shall, either itself or through an agent selected by the Servicer, and in accordance with the Fannie Mae guidelines, manage, conserve, protect and operate each REO Property in the same manner that it manages, conserves, protects and operates other foreclosed property for its own account, and in the same manner that similar property in the same locality as the REO Property is managed. Each disposition of REO Property shall be carried out by the Servicer at such price and upon such terms and conditions as the Servicer deems to be in the best interest of the Certificateholders.

        Upon the occurrence of a Cash Liquidation or REO Disposition, following the deposit in the Custodial Account of all Insurance Proceeds, Liquidation Proceeds and other payments and recoveries referred to in the definition of "Cash Liquidation" or "REO Disposition," as applicable, upon receipt by the Trustee of written notification of such deposit signed by a Servicing Officer, the Trustee or any Custodian, as the case may be, shall release to the Servicer the related Mortgage File and the Trustee shall execute and deliver such instruments of transfer or assignment prepared by the Servicer, in each case without recourse, as shall be necessary to vest in the Servicer or its designee, as the case may be, the related Mortgage Loan, and thereafter such Mortgage Loan shall not be part of the Trust Fund. Notwithstanding the foregoing or any other provision of this Agreement, in the Servicer's sole discretion with respect to any defaulted Mortgage Loan or REO Property as to either of the following provisions, (i) a Cash Liquidation or REO Disposition may be deemed to have occurred if substantially all amounts expected by the Servicer to be received in connection with the related defaulted Mortgage Loan or REO Property have been received, and (ii) for purposes of determining the amount of any Liquidation Proceeds, Insurance Proceeds, REO Proceeds or any other unscheduled collections or the amount of any Realized Loss, the Servicer may take into account minimal amounts of additional receipts expected to be received or any estimated additional liquidation expenses expected to be incurred in connection with the related defaulted Mortgage Loan or REO Property.

(b) If title to any Mortgaged Property is acquired by the Trust Fund as an REO Property by foreclosure or by deed in lieu of foreclosure, the deed or certificate of sale shall be issued to the Trustee or to its nominee on behalf of Certificateholders. Notwithstanding any such acquisition of title and cancellation of the related Mortgage Loan, such REO Property shall (except as otherwise expressly provided herein) be considered to be an Outstanding Mortgage Loan held in the Trust Fund until such time as the REO Property shall be sold. Consistent with the foregoing for purposes of all calculations hereunder so long as such REO Property shall be considered to be an Outstanding Mortgage Loan it shall be assumed that, notwithstanding that the indebtedness evidenced by the related Mortgage Note shall have been discharged, such Mortgage Note and the related amortization schedule in effect at the time of any such acquisition of

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title  (after  giving  effect  to  any  previous  Curtailments  and  before  any adjustment thereto by reason of any bankruptcy or similar proceeding or any moratorium or similar waiver or grace period) remain in effect. To the extent the net income received during any calendar month is in excess of the amount attributable to amortizing principal and accrued interest at the related Mortgage Rate on the related Mortgage Loan for such calendar month, such excess shall be considered to be a Curtailment of the related Mortgage Loan.

(c) If the Trust Fund acquires any REO Property as aforesaid or otherwise in connection with a default or imminent default on a Mortgage Loan, the Servicer on behalf of the Trust Fund shall dispose of such REO Property within three full years after the taxable year of its acquisition by the Trust Fund for purposes of Section 860G(a)(8) of the Code (or such shorter period as may be necessary under applicable state (including any state in which such property is located) law to maintain the status of any portion of either REMIC as a REMIC under applicable state law and avoid taxes resulting from such property failing to be foreclosure property under applicable state law) or, at the expense of the Trust Fund, request, more than 60 days before the day on which such grace period would otherwise expire, an extension of such grace period unless the Servicer (subject to Section 10.01(f)) obtains for the Trustee an Opinion of Counsel, addressed to the Trustee and the Servicer, to the effect that the holding by the Trust Fund of such REO Property subsequent to such period will not result in the imposition of taxes on "prohibited transactions" as defined in Section 860F of the Code or cause either REMIC to fail to qualify as a REMIC (for federal (or any applicable State or local) income tax purposes) at any time that any Certificates are outstanding, in which case the Trust Fund may continue to hold such REO Property (subject to any conditions contained in such Opinion of Counsel). The Servicer shall be entitled to be reimbursed from the Custodial Account for any costs incurred in obtaining such Opinion of Counsel, as provided in Section 3.10. Notwithstanding any other provision of this Agreement, no REO Property acquired by the Trust Fund shall be rented (or allowed to continue to be rented) or otherwise used by or on behalf of the Trust Fund in such a manner or pursuant to any terms that would (i) cause such REO Property to fail to qualify as "foreclosure property" within the meaning of Section 860G(a)(8) of the Code or
(ii) subject the Trust Fund to the imposition of any federal income taxes on the income earned from such REO Property, including any taxes imposed by reason of
Section 860G(c) of the Code, unless the Servicer has agreed to indemnify and hold harmless the Trust Fund with respect to the imposition of any such taxes.

(d) The proceeds of any Cash Liquidation, REO Disposition or purchase or repurchase of any Mortgage Loan pursuant to the terms of this Agreement, as well as any recovery resulting from a collection of Liquidation Proceeds, Insurance Proceeds or REO Proceeds, will be applied in the following order of priority: first, to reimburse the Servicer or the related Subservicer in accordance with
Section 3.10(a)(ii); second, to all Servicing Fees and Subservicing Fees payable therefrom (and the Servicer and the Subservicer shall have no claims for any deficiencies with respect to such fees which result from the foregoing allocation); third, to the Certificateholders to the extent of accrued and unpaid interest on the Mortgage Loan, and any related REO Imputed Interest, at the Net Mortgage Rate (or the Modified Net Mortgage Rate in the case of a Modified Mortgage Loan) to the Due Date prior to the Distribution Date on which such amounts are to be distributed; fourth, to the Certificateholders as a

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recovery of principal on the Mortgage Loan (or REO  Property)(provided  that, if such recovery is of an amount previously allocated to one or more Classes of Certificates as a Realized Loss, such recovery shall be allocated among such Classes in the same proportions as the allocation of such Realized Losses and, if any such Class of Certificates to which such Realized Loss was allocated is no longer outstanding, such subsequent recovery shall be distributed to the persons who were the Holders of such Class of Certificates when it was retired); and fifth, to Foreclosure Profits.

(e) In the event of a default on a Mortgage Loan one or more of whose obligors is not a United States Person, in connection with any foreclosure or acquisition of a deed in lieu of foreclosure (together, "foreclosure") in respect of such Mortgage Loan, the Servicer will cause compliance with the provisions of Treasury Regulation Section 1.1445-2(d)(3) (or any successor thereto) necessary to assure that no withholding tax obligation arises with respect to the proceeds of such foreclosure except to the extent, if any, that proceeds of such foreclosure are required to be remitted to the obligors on such Mortgage Loan.

Section 3.15.  Trustee to Cooperate; Release of Mortgage Files.

(a) Upon becoming aware of the payment in full of any Mortgage Loan, or upon the receipt by the Servicer of a notification that payment in full will be escrowed in a manner customary for such purposes, the Servicer will immediately notify the Custodian, if any, or the Trustee (if it holds the related Mortgage File) by delivery of a Request for Release substantially in one of the forms attached hereto as Exhibit F requesting delivery to it of the Mortgage File. The Servicer is authorized to execute and deliver to the Mortgagor the request for reconveyance, deed of reconveyance or release or satisfaction of mortgage or such instrument releasing the lien of the Mortgage, together with the Mortgage Note with, as appropriate, written evidence of cancellation thereon and to cause the removal from the registration on the MERS(R) System of such Mortgage and to execute and deliver, on behalf of the Trustee and the Certificateholders or any of them, any and all instruments of satisfaction or cancellation or of partial or full release. No expenses incurred in connection with any instrument of satisfaction or deed of reconveyance shall be chargeable to the Custodial Account or the Payment Account.

(b) From time to time as is appropriate for the servicing or foreclosure of any Mortgage Loan, the Servicer shall deliver a Request for Release to the Custodian, if any, or the Trustee (if it holds the related Mortgage File) requesting that possession of all, or any document constituting part of, the Mortgage File be released to the Servicer and certifying as to the reason for such release and that such release will not invalidate any insurance coverage provided in respect of the Mortgage Loan under any Required Insurance Policy. Upon receipt of the foregoing, the Trustee (if it holds the related Mortgage
File) or the Custodian shall deliver the Mortgage File or any document therein to the Servicer. The Servicer shall cause each Mortgage File or any document therein so released to be returned to the Trustee, or the Custodian as agent for the Trustee when the need therefor by the Servicer no longer exists, unless (i) the Mortgage Loan has been liquidated and the Liquidation Proceeds relating to the Mortgage Loan have been deposited in the Custodial Account or (ii) the Mortgage File or such document has been delivered directly or through a Subservicer to an attorney, or to a public trustee or other public official as required by law, for purposes of initiating or pursuing legal action or other proceedings for the foreclosure of the Mortgaged Property either judicially or non-judicially, and the Servicer has delivered directly or through a Subservicer to the Trustee and the Custodian a certificate of a Servicing Officer certifying

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as to the name and  address of the Person to which  such  Mortgage  File or such document was delivered and the purpose or purposes of such delivery. In the event of the liquidation of any such Mortgage Loan, the Custodian, if any, or the Trustee shall deliver the Request for Release with respect thereto to the Servicer upon deposit of the related Liquidation Proceeds in the Custodial Account.

(c) The Servicer on the Trustee's behalf shall execute and deliver to the Servicer, if necessary, any court pleadings, requests for trustee's sale or other documents necessary to the foreclosure or trustee's sale in respect of a Mortgaged Property or to any legal action brought to obtain judgment against any Mortgagor on the Mortgage Note or Mortgage or to obtain a deficiency judgment, or to enforce any other remedies or rights provided by the Mortgage Note or Mortgage or otherwise available at law or in equity. Together with such documents or pleadings (if signed by the Trustee), the Servicer shall deliver to the Trustee a certificate of a Servicing Officer requesting that such pleadings or documents be executed by the Trustee and certifying as to the reason such documents or pleadings are required and that the execution and delivery thereof by the Trustee will not invalidate any insurance coverage under any Required Insurance Policy or invalidate or otherwise affect the lien of the Mortgage, except for the termination of such a lien upon completion of the foreclosure or trustee's sale.

(d) Notwithstanding any other provisions of this Agreement, the Servicer shall transmit to the Custodian, if any, or the Trustee as required by this Agreement all documents and instruments in respect of a Mortgage Loan coming into the possession of the Servicer from time to time and shall account fully to the Trustee for any funds received by the Servicer or which otherwise are collected by the Servicer as Liquidation Proceeds or Insurance Proceeds in respect of any related Mortgage Loan. All Mortgage Files and funds collected or held by, or under the control of, the Servicer in respect of any Mortgage Loans, whether from the collection of principal and interest payments or from Liquidation Proceeds, including but not limited to, any funds on deposit in the Custodial Account(s), shall be held by the Servicer for and on behalf of the Trustee and shall be and remain the sole and exclusive property of the Trustee, subject to the applicable provisions of this Agreement. The Servicer also agrees that it shall not create, incur or subject any Mortgage File or any funds that are deposited in the Custodial Account, Payment Account or any related Servicing Account, or any funds that otherwise are or may become due or payable to the Trustee for the benefit of the Certificateholders, to any claim, lien, security interest, judgment, levy, writ of attachment or other encumbrance, or assert by legal action or otherwise any claim or right of setoff against any Mortgage File or any funds collected on, or in connection with, a Mortgage Loan, except, however, that the Servicer shall be entitled to set off against and deduct from any such funds any amounts that are properly due and payable to the Servicer under this Agreement.

Section 3.16.  Servicing and Other Compensation; Compensating Interest.

(a) The Servicer, as compensation for its activities hereunder, shall be entitled to receive on each Distribution Date the amounts provided for by clauses (iii), (iv), (v) and (vi) of Section 3.10(a), subject to clause (e) below. The amount of servicing compensation provided for in such clauses shall be accounted for on a Mortgage Loan-by-Mortgage Loan basis. In the event that Liquidation Proceeds, Insurance Proceeds and REO Proceeds (net of amounts reimbursable therefrom pursuant to Section 3.10(a)(ii)) in respect of a Cash

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Liquidation  or REO  Disposition  exceed  the unpaid  principal  balance of such
Mortgage Loan plus unpaid interest accrued thereon (including REO Imputed Interest) at a per annum rate equal to the related Net Mortgage Rate (or the Modified Net Mortgage Rate in the case of a Modified Mortgage Loan), the Servicer shall be entitled to retain therefrom and to pay to itself and/or the
related   Subservicer,   any  Foreclosure  Profits  and  any  Servicing  Fee  or
Subservicing Fee considered to be accrued but unpaid.

(b) Additional servicing compensation in the form of prepayment charges, assumption fees, late payment charges, investment income on amounts in the Custodial Account or otherwise shall be retained by the Servicer or the Subservicer to the extent provided herein, subject to clause (e) below.

(c) The Servicer shall be required to pay, or cause to be paid, all expenses incurred by it in connection with its servicing activities hereunder (including payment of premiums for the Primary Insurance Policies, if any, to the extent such premiums are not required to be paid by the related Mortgagors, certain expenses of the Trustee as provided in Section 8.05, and the fees and expenses of any Custodian) and shall not be entitled to reimbursement therefor except as specifically provided in Sections 3.10 and 3.14.

(d)  The  Servicer's  right  to  receive  servicing   compensation  may  not  be
transferred in whole or in part except in connection with the transfer of all of its responsibilities and obligations of the Servicer under this Agreement.

(e) Notwithstanding any other provision herein, the amount of the Servicing Fee that the Servicer shall be entitled to receive for its activities hereunder for the period ending on each Distribution Date shall be reduced (but not below zero) by an amount equal to Compensating Interest (if any) for such Distribution Date. In making such reduction, the Servicer will not withdraw from the Custodial Account any such amount representing all or a portion of the Servicing Fee to which it is entitled pursuant to Section 3.10(a)(iii).

Section 3.17. Periodic Filings with the Securities and Exchange Commission; Additional Information.

        Within 15 days after each Distribution Date, the Trustee shall, in accordance with industry standards, file with the Securities and Exchange
Commission (the "Commission") via the Electronic Data Gathering and Retrieval System (EDGAR), a Form 8-K with a copy of the statement to the Certificateholders for such Distribution Date as an exhibit thereto. Prior to January 30, 2001, the Trustee shall, in accordance with industry standards, file a Form 15 Suspension Notification with respect to the Trust Fund, if applicable. Prior to March 30, 2001, the Trustee shall file a Form 10-K, in substance conforming to industry standards, with respect to the Trust Fund. The Company hereby grants to the Trustee a limited power of attorney to execute and file each such document on behalf of the Company. Such power of attorney shall continue until either the earlier of (i) receipt by the Trustee from the Company of written termination of such power of attorney and (ii) the termination of the Trust Fund. The Company agrees to promptly furnish to the Trustee, from time to time upon request, such further information, reports, and financial statements within its control related to this Agreement and the Mortgage Loans as the Trustee reasonably deems appropriate to prepare and file all necessary reports with the Commission. The Trustee shall have no responsibility to file any items other than those specified in this section.

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Section 3.18.  Annual Statement as to Compliance.

        The Servicer shall deliver to the Seller, the Trustee, Financial Security and each Rating Agency on or before 90 days after the end of the Servicer's fiscal year, commencing in its fiscal year ending December 31, 2000, an Officer's Certificate stating, as to the signer thereof, that (i) a review of the activities of the Servicer during the preceding calendar year and of the performance of the Servicer under this Agreement has been made under such officer's supervision and (ii) to the best of such officer's knowledge, based on such review, the Servicer has fulfilled all its obligations under this Agreement throughout such year, or, if there has been a default in the fulfillment of any such obligation, specifying each such default known to such officer and the nature and status thereof except for such defaults as such officer in his or her good faith judgment believes to be immaterial.

Section 3.19.  Annual Independent Public Accountants' Servicing Report.

        On or before 90 days after the end of the Servicer's fiscal year, commencing in its 2000 fiscal year, the Servicer at its expense shall cause a firm of independent public accountants (who may also render other services to the Servicer, the Seller or any affiliate thereof) which is a member of the American Institute of Certified Public Accountants to furnish a statement to the Trustee, Financial Security and the Seller to the effect that such firm has examined certain documents and records relating to the Servicer's servicing of mortgage loans of the same type as the Mortgage Loans pursuant to servicing agreements substantially similar to this Agreement, which agreements may include this Agreement, and that, on the basis of such an examination, conducted substantially in compliance with the Uniform Single Attestation Program for Mortgage Bankers, such firm is of the opinion that the Servicer's servicing has been conducted in compliance with the agreements examined pursuant to this Section, except for (i) such exceptions as such firm shall believe to be immaterial, and (ii) such other exceptions as shall be set forth in such statement. Copies of such statement shall be provided by the Trustee to any Certificateholder upon request at the Servicer's expense, provided such statement is delivered by the Servicer to the Trustee.

Section 3.20.  Rights of the Company in Respect of the Servicer.

        The Servicer shall afford the Seller and the Trustee reasonable access to all records and documentation regarding the Mortgage Loans and all accounts, insurance information and other matters relating to this Agreement, such access being afforded without charge, but only upon reasonable request and during normal business hours at the office designated by the Servicer.

Section 3.21.  Administration of Buydown Funds.

(a) With respect to any Buydown Mortgage Loan, the Servicer will withdraw from the account that satisfies the requirements for a Subservicing Account (the "Buydown Account") the predetermined amount that, when added to the amount due on such date from the Mortgagor, equals the full Monthly Payment and deposit that amount in the Custodial Account together with the related payment made by the Mortgagor or advanced by the Subservicer.

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(b) If the  Mortgagor  on a  Buydown  Mortgage  Loan  prepays  such  loan in its entirety during the period (the "Buydown Period") when Buydown Funds are required to be applied to such Buydown Mortgage Loan, the Servicer shall withdraw from the Buydown Account and remit any Buydown Funds remaining in the Buydown Account in accordance with the related buydown agreement. The amount of Buydown Funds which may be remitted in accordance with the related buydown agreement may reduce the amount required to be paid by the Mortgagor to fully prepay the related Mortgage Loan. If the Mortgagor on a Buydown Mortgage Loan defaults on such Mortgage Loan during the Buydown Period and the property securing such Buydown Mortgage Loan is sold in the liquidation thereof (either by the Servicer or the insurer under any related Primary Insurance Policy), the Servicer shall withdraw from the Buydown Account the Buydown Funds for such Buydown Mortgage Loan still held in the Buydown Account and deposit the same in the Custodial Account or, pay to the insurer under any related Primary Insurance Policy if the Mortgaged Property is transferred to such insurer and such insurer pays all of the loss incurred in respect of such default. Any amount so remitted pursuant to the preceding sentence will be deemed to reduce the amount owed on the Mortgage Loan.

                                   Article IV

                         PAYMENTS TO CERTIFICATEHOLDERS

Section 4.01.  Payment Account.

(a) The Trustee shall establish and maintain a Payment Account in which the Servicer shall cause to be deposited on behalf of the Trustee on or before 2:00 P.M. New York time on each Payment Account Deposit Date by wire transfer of immediately available funds an amount equal to the sum of (i) any Advance for the immediately succeeding Distribution Date, (ii) any amount required to be deposited in the Payment Account pursuant to Section 3.12(a), (iii) any amount required to be deposited in the Payment Account pursuant to Section 4.07, (iv) any amount required to be paid pursuant to Section 9.01 and (v) all other amounts constituting the Available Distribution Amount for the immediately succeeding Distribution Date.

(b) The Trustee may invest or cause the institution maintaining the Payment Account to invest the funds in the Payment Account in Permitted Investments designated in the name of the Trustee for the benefit of the Certificateholders, which shall mature or be payable on demand not later than the Business Day next preceding the Distribution Date next following the date of such investment (except that (i) any investment in the institution with which the Payment Account is maintained may mature or be payable on demand on such Distribution Date and (ii) any other investment may mature or be payable on demand on such Distribution Date if the Trustee shall advance funds on such Distribution Date to the Payment Account in the amount payable on such investment on such Distribution Date, pending receipt thereof to the extent necessary to make distributions on the Certificates) and shall not be sold or disposed of prior to maturity. All income and gain realized from any such investment shall be for the benefit of the Trustee and shall be subject to its withdrawal or order from time to time. The amount of any losses incurred in respect of any such investments shall be deposited in the Payment Account by the Trustee out of its own funds immediately as realized without any right of reimbursement.

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Section 4.02.  Distributions.

(a) On each Distribution Date (x) the Trustee or (y) the Paying Agent appointed by the Trustee, shall distribute first to Financial Security the Insurance Premium, second to the Trustee, payment for any servicing transfer expenses reimbursable to the Trustee pursuant to Section 7.02(a), and that have not been paid or reimbursed to the Trustee by the Servicer, third to the Servicer, in the case of a distribution pursuant to Section 4.02(a)(iii) below, the amount required to be distributed to the Servicer or a Subservicer pursuant to Section 4.02(a)(iii) below, and fourth to each Certificateholder of record on the next preceding Record Date (other than as provided in Section 9.01 respecting the final distribution) either in immediately available funds (by wire transfer or otherwise) to the account of such Certificateholder at a bank or other entity having appropriate facilities therefor, if such Certificateholder has so notified the Trustee or the Paying Agent, as the case may be, or, if such Certificateholder has not so notified the Trustee or the Paying Agent by the Record Date, by check mailed to such Certificateholder at the address of such Holder appearing in the Certificate Register such Certificateholder's share (which share with respect to each Class of Certificates, shall be based on the aggregate of the Percentage Interests represented by Certificates of the applicable Class held by such Holder of the following amounts, in the following order of priority (subject to the provisions of Section 4.02(b) below), in each case to the extent of the Available Distribution Amount:

(i) to the Senior Certificates (other than the Class PO Certificates, and on or prior to the related Accretion Termination Date, the Accrual Certificates to the extent of the related Accrual Distribution Amount) on a pro rata basis based on Accrued Certificate Interest payable on such Certificates with respect to such Distribution Date, Accrued Certificate Interest on such Classes of Certificates for such Distribution Date, plus any Accrued Certificate Interest thereon remaining unpaid from any previous Distribution Date except as provided in the last paragraph of this Section 4.02(a) plus, to any Class A-3 Certificate, any Insured Reserve Withdrawal pursuant to Section 4.08, and any amounts paid under the FSA Policy pursuant to Section 11.02, in each case in respect of interest; and

(ii) (X) to the Class PO Certificates, the Class PO Principal Distribution Amount (as defined in Section 4.02(b)(i) herein); and

                      (Y) to the Accretion  Directed  Certificates,  the Accrual
               Distribution Amounts in the priority set forth in Section 4.02(b)(ii), and to the Senior Certificates (other than the Class PO Certificates), in the priorities and amounts set forth in
               Section 4.02(b) through (d), the sum of the following (applied to reduce the Certificate Principal Balances of such Senior Certificates, as applicable):

(A) the Senior Percentage for such Distribution Date times the sum of the following:

(1) the principal portion of each Monthly Payment due during the related Due Period on each Outstanding Mortgage Loan (other than the related Discount Fraction of the principal portion of such payment with respect to a

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     Discount Mortgage Loan), whether or not received on or prior to the related
     Determination Date, minus the principal portion of any Debt Service Reduction (other than the related Discount Fraction of the principal portion of such Debt Service Reductions with respect to each Discount Mortgage Loan) which together with other Bankruptcy Losses exceeds the Bankruptcy Amount;

(2) the Stated Principal Balance of any Mortgage Loan repurchased during the preceding calendar month (or deemed to have been so repurchased in accordance with Section 3.07(b)) pursuant to Sections 2.02, 2.04 or 4.07, and the amount of any shortfall deposited in the Custodial Account in connection with the substitution of a Deleted Mortgage Loan pursuant to
     Section 2.02 or Section 2.04, during the preceding calendar month (other than the related Discount Fraction of such Stated Principal Balance or shortfall with respect to each Discount Mortgage Loan); and

(3)  the  principal  portion of all other  unscheduled  collections  (other than
     Principal Prepayments in Full and Curtailments and amounts received in connection with a Cash Liquidation or REO Disposition of a Mortgage Loan described in Section 4.02(a)(ii)(Y)(B), including without limitation Insurance Proceeds, Liquidation Proceeds and REO Proceeds) received during the preceding calendar month or, in the case of Principal Prepayment in Full, during the related Prepayment Period (or deemed to have been so received in accordance with Section 3.07(b)) to the extent applied by the Servicer as recoveries of principal of the related Mortgage Loan pursuant to Section 3.14 (other than the related Discount Fraction of the principal portion of such unscheduled collections, with respect to each Discount Mortgage Loan);

(B) with respect to each Mortgage Loan for which a Cash Liquidation or a REO Disposition occurred during the preceding calendar month (or was deemed to have occurred during such period in accordance with Section 3.07(b)) and did not result in any Excess Special Hazard Losses, Excess Fraud Losses, Excess Bankruptcy Losses or Extraordinary Losses, an amount equal to the lesser of (a) the Senior Percentage for such Distribution Date times the Stated Principal Balance of such Mortgage Loan (other than the related Discount Fraction of such Stated Principal Balance, with respect to each Discount Mortgage Loan) and (b) the Senior Accelerated Distribution
     Percentage for such Distribution Date times the related unscheduled collections (including without limitation Insurance Proceeds, Liquidation Proceeds and REO Proceeds) to the extent applied by the Servicer as recoveries of principal of the related Mortgage Loan pursuant to Section
     3.14 (in each case other than the portion of such unscheduled collections, with respect to a Discount Mortgage Loan, included in Section 4.02(b)(i)(C));


(C) the Senior Accelerated Distribution Percentage for such Distribution Date times the aggregate of all Principal Prepayments in Full received in the

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     related  Prepayment  Period  and  Curtailments  received  in the  preceding calendar month (other than the related Discount Fraction of such Principal Prepayments in Full and Curtailments, with respect to each Discount Mortgage Loan);

(D)     any Excess Subordinate Principal Amount for such Distribution Date; and

(E)            any amounts described in subsection (ii)(Y), clauses (A), (B) and
               (C) of this Section 4.02(a), as determined for any previous Distribution Date, which remain unpaid after application of amounts previously distributed pursuant to this clause (E) to the extent that such amounts are not attributable to Realized Losses which have been allocated to the Subordinate Certificates;

(iii)if the Certificate Principal Balances of the Subordinate Certificates have not been reduced to zero, to the Servicer or a Subservicer, by remitting for deposit to the Custodial Account, to the extent of and in reimbursement for any Advances or Subservicer Advances previously made with respect to any Mortgage Loan or REO Property which remain unreimbursed in whole or in part following the Cash Liquidation or REO Disposition of such Mortgage Loan or REO Property, minus any such Advances that were made with respect to delinquencies that ultimately constituted Excess Special Hazard Losses, Excess Fraud Losses, Excess Bankruptcy Losses or Extraordinary Losses;

(iv) to the Holders of the Class M-1 Certificates, the Accrued Certificate Interest thereon for such Distribution Date, plus any Accrued Certificate Interest thereon remaining unpaid from any previous Distribution Date, except as provided below;

(v) to the Holders of the Class M-1 Certificates, an amount equal to (x) the Subordinate Principal Distribution Amount for such Class of Certificates for such Distribution Date, minus (y) the amount of any Class PO Collection Shortfalls for such Distribution Date or remaining unpaid for all previous Distribution Dates, to the extent the amounts available pursuant to clause (x) of Sections 4.02(a)(vii), (ix), (xi), (xiii),
        (xiv) and (xv) are insufficient therefor, applied in reduction of the Certificate Principal Balance of the Class M-1 Certificates;

(vi) to the Holders of the Class M-2 Certificates, the Accrued Certificate Interest thereon for such Distribution Date, plus any Accrued Certificate Interest thereon remaining unpaid from any previous Distribution Date, except as provided below;

(vii) to the Holders of the Class M-2 Certificates, an amount equal to (x) the Subordinate Principal Distribution Amount for such Class of Certificates for such Distribution Date, minus (y) the amount of any Class PO Collection Shortfalls for such Distribution Date or remaining unpaid for all previous Distribution Dates, to the extent the amounts available pursuant to clause (x) of Sections 4.02(a)(ix), (xi), (xiii), (xiv) and
        (xv) are insufficient therefor, applied in reduction of the Certificate Principal Balance of the Class M-2 Certificates;

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(viii)  to the Holders of the Class M-3  Certificates,  the Accrued  Certificate
        Interest   thereon  for  such   Distribution   Date,  plus  any  Accrued
        Certificate   Interest  thereon   remaining  unpaid  from  any  previous
        Distribution Date, except as provided below;

(ix) to the Holders of the Class M-3 Certificates, an amount equal to (x) the Subordinate Principal Distribution Amount for such Class of Certificates for such Distribution Date minus (y) the amount of any Class PO Collection Shortfalls for such Distribution Date or remaining unpaid for all previous Distribution Dates, to the extent the amounts available pursuant to clause (x) of Sections 4.02(a)(xi), (xiii), (xiv) and (xv) are insufficient therefor, applied in reduction of the Certificate Principal Balance of the Class M-3 Certificates;

(x) to the Holders of the Class B-1 Certificates, the Accrued Certificate Interest thereon for such Distribution Date, plus any Accrued Certificate Interest thereon remaining unpaid from any previous Distribution Date, except as provided below;

(xi) to the Holders of the Class B-1 Certificates, an amount equal to (x) the Subordinate Principal Distribution Amount for such Class of Certificates for such Distribution Date minus (y) the amount of any Class PO Collection Shortfalls for such Distribution Date or remaining unpaid for all previous Distribution Dates, to the extent the amounts available pursuant to clause (x) of Sections 4.02(a)(xiii), (xiv) and (xv) are insufficient therefor, applied in reduction of the Certificate Principal Balance of the Class B-1 Certificates;

(xii) to the Holders of the Class B-2 Certificates, the Accrued Certificate Interest thereon for such Distribution Date, plus any Accrued Certificate Interest thereon remaining unpaid from any previous Distribution Date, except as provided below;

(xiii) to the Holders of the Class B-2 Certificates, an amount equal to (x) the Subordinate Principal Distribution Amount for such Class of Certificates for such Distribution Date minus (y) the amount of any Class PO Collection Shortfalls for such Distribution Date or remaining unpaid for all previous Distribution Dates, to the extent the amounts available pursuant to clause (x) of Sections 4.02(a)(xiv) and (xv) are insufficient therefor, applied in reduction of the Certificate Principal Balance of the Class B-2 Certificates;

(xiv) to the Holders of the Class B-3 Certificates, an amount equal to (x) the Accrued Certificate Interest thereon for such Distribution Date, plus any Accrued Certificate Interest thereon remaining unpaid from any previous Distribution Date, except as provided below, minus (y) the amount of any Class PO Collection Shortfalls for such Distribution Date or remaining unpaid for all previous Distribution Dates, to the extent the amounts available pursuant to clause (x) of Section 4.02(a) (xv) are insufficient therefor;

(xv) to the Holders of the Class B-3 Certificates, an amount equal to (x) the Subordinate Principal Distribution Amount for such Class of Certificates for such Distribution Date minus (y) the amount of any Class PO Collection Shortfalls for such Distribution Date or remaining unpaid for all previous Distribution Dates applied in reduction of the Certificate Principal Balance of the Class B-3 Certificates;

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(xvi)   to Financial Security, as subrogee of the Insured Certificateholders, to reimburse  Financial  Security for claims paid under the FSA Policy,  an
        amount   equal  to   Cumulative   Insurance   Payments  on  the  Insured
        Certificates;

(xvii) to the Senior Certificates, in the priority set forth in Section 4.02(b), the portion, if any, of the Available Distribution Amount remaining after the foregoing distributions, applied to reduce the Certificate Principal Balances of such Senior Certificates, but in no event more than the aggregate of the outstanding Certificate Principal Balances of each such Class of Senior Certificates, and thereafter, to each Class of Subordinate Certificates then outstanding beginning with such Class with the Highest Priority, any portion of the Available Distribution Amount remaining after the Senior Certificates have been retired, applied to reduce the Certificate Principal Balance of each such Class of Subordinate Certificates, but in no event more than the outstanding Certificate Principal Balance of each such Class of Subordinate Certificates;

(xviii) to the Trustee, any fees and/or expenses payable or reimbursable by the Servicer pursuant to Section 8.05 hereof, to the extent not paid by the Servicer; and

(xix)to the Class R Certificates, the balance, if any, of the Available Distribution Amount.

        Notwithstanding the foregoing, on any Distribution Date, with respect to the Class of Subordinate Certificates outstanding on such Distribution Date with the Lowest Priority, or in the event the Subordinate Certificates are no longer outstanding, the Senior Certificates, Accrued Certificate Interest thereon remaining unpaid from any previous Distribution Date will be distributable only to the extent that such unpaid Accrued Certificate Interest was attributable to interest shortfalls relating to the failure of the Servicer to make any required Advance, or the determination by the Servicer that any proposed Advance would be a Nonrecoverable Advance with respect to the related Mortgage Loan where such Mortgage Loan has not yet been the subject of a Cash Liquidation or REO Disposition.

(b) Distributions of principal on the Senior Certificates on each Distribution Date occurring prior to the Credit Support Depletion Date will be made as follows:

(i) first, to the Class PO Certificates, until the Certificate Principal Balance thereof is reduced to zero, an amount (the "Class PO Principal Distribution Amount") equal to the aggregate of:

(A) the related Discount Fraction of the principal portion of each Monthly Payment on each Discount Mortgage Loan due during the related Due Period, whether or not received on or prior to the related Determination Date, minus the Discount Fraction of the principal portion of any related Debt Service Reduction which together with other Bankruptcy Losses exceeds the Bankruptcy Amount;

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(B)  the related Discount  Fraction of the principal  portion of all unscheduled collections on each Discount Mortgage Loan received during the preceding calendar month or, in the case of Principal Prepayments in Full, during the related Prepayment Period (other than amounts received in connection with a Cash Liquidation or REO Disposition of a Discount Mortgage Loan described in clause (C) below), including Principal Prepayments in Full, Curtailments and repurchases (including deemed repurchases under Section 3.07(b)) of Discount Mortgage Loans (or, in the case of a substitution of a Deleted Mortgage Loan, the Discount Fraction of the amount of any shortfall deposited in the Custodial Account in connection with such substitution);

(C) in connection with the Cash Liquidation or REO Disposition of a Discount Mortgage Loan that did not result in any Excess Special Hazard Losses, Excess Fraud Losses, Excess Bankruptcy Losses or Extraordinary Losses, an amount equal to the lesser of (1) the applicable Discount Fraction of the Stated Principal Balance of such Discount Mortgage Loan immediately prior to such Distribution Date and (2) the aggregate amount of the collections on such Mortgage Loan to the extent applied as recoveries of principal;

(D)  any amounts  allocable to  principal  for any  previous  Distribution  Date
     (calculated pursuant to clauses (A) through (C) above) that remain undistributed; and

(E) the amount of any Class PO Collection Shortfalls for such Distribution Date and the amount of any Class PO Collection Shortfalls remaining unpaid for all previous Distribution Dates, but only to the extent of the Eligible Funds for such Distribution Date;

(ii) an amount equal to the relevant Accrual Distribution Amount shall be concurrently distributed as follows:

                      (A) the Class A-2 Accrual Distribution Amount shall be distributed to the Class A-1 Certificates and the Group A Certificates, on a pro rata basis in accordance with their respective Certificate Principal Balances, in reduction of the Certificate Principal Balances thereof, until the Certificate Principal Balances thereof have been reduced to zero; and the pro rata share allocated to the Group A Certificates will be applied pursuant to the Group A Distribution Priorities; and

               (B) the Class A-8 Accrual Distribution Amount shall be distributed to the Class A-6 Certificates, in reduction of the Certificate Principal Balance thereof, until the Certificate Principal Balance thereof has been reduced to zero;

(iii) the Senior Principal Distribution Amount shall be distributed to the Class R Certificates, pro rata in accordance with their respective Certificate Balances, until the Certificate Principal Balance thereof has been reduced to zero;

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(iv)    the balance of the Senior Principal  Distribution Amount remaining after the distributions, if any, described in clause (iii) above shall be distributed to the Prepayment Lockout Certificates in reduction of the Certificate Principal Balances thereof, in an amount equal to the sum of the following:

(A) the Prepayment Lockout Certificates' pro rata share (based on the aggregate Certificate Principal Balance thereof relative to the aggregate Certificate Principal Balance of all classes of Certificates (other than the Class PO Certificates)) of the aggregate of the collections described in clauses (ii)(Y)(A), (B) and (E) of Section 4.02(a), without application of the Senior Percentage and Senior Accelerated Distribution Percentage; and
(B) the Lockout Prepayment Percentage of the Prepayment Lockout Certificates' pro rata share, based on the Certificate Principal Balance thereof relative to the aggregate Certificate Principal Balance of all classes of certificates, other than the Class PO Certificates, of the aggregate of the collections described in clause (ii)(Y)(C) of Section 4.02(a) without application of the Senior Accelerated Distribution Percentage;

provided that, if the aggregate of the amounts set forth in clauses  (ii)(Y)(A),
(B), (C) and (E) of Section 4.02(a) is more than the balance of the Available Distribution Amount remaining after the Senior Interest Distribution Amount, the Class PO Principal Distribution Amount and the Accrual Distribution Amount have been distributed, the amount paid to the Prepayment Lockout Certificates pursuant to this clause (iii) shall be reduced by an amount equal to the Prepayment Lockout Certificates' pro rata share (based on the aggregate Certificate Principal Balance thereof relative to the aggregate Certificate Principal Balance of the Senior Certificates (other than the Class PO Certificates)) of such difference;

(v) for each Distribution Date on or after July 2003, an amount equal to the lesser of (A) the balance of the Senior Principal Distribution Amount remaining after the distributions, if any, described in clauses (iii) and
     (iv) above, plus any amounts withdrawn from the Rounding Account pursuant to Section 4.09, and any amounts paid under the FSA Policy pursuant to
     Section 11.02, in each case in respect of principal, and (B) $15,300, will be distributed to the Insured Certificates, in reduction of the Certificate Principal Balance thereof, until the Certificate Principal Balance thereof has been reduced to zero;

(vi) the balance of the Senior Principal Distribution Amount remaining after the distributions, if any, described in clauses (iii) through (v) above shall be distributed, to the Class A-1 Certificates and the Group A Certificates, on a pro rata basis in accordance with their respective Certificate Principal Balances, until the Certificate Principal Balances thereof have been reduced to zero; and the pro rata share allocated to the Group A Certificates will be applied pursuant to the Group A Distribution Priorities;

(vii) an amount equal to the balance of the Senior Principal Distribution Amount remaining after the distributions, if any, described in clauses
        (iii) through (vi) above shall be distributed to the Class A-2 Certificates, until the Certificate Principal Balance thereof has been reduced to zero;

(viii) an amount equal to the balance of the Senior Principal Distribution Amount remaining after the distributions, if any, described in clauses

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        (iii) through (vii) above,  plus any amounts withdrawn from the Rounding
        Account pursuant to Section 4.09, and any amounts paid under the FSA Policy pursuant to Section 11.02, in each case in respect of principal, shall be distributed, to the Insured Certificates, until the Certificate Principal Balance thereof has been reduced to zero; and

(ix) the balance of the Senior Principal Distribution Amount remaining after the distributions, if any, described in clauses (iii) through (viii) above shall be distributed to the Prepayment Lockout Certificates, until the Certificate Principal Balance thereof has been reduced to zero.

(c) On or after the Credit Support Depletion Date, all priorities relating to distributions as described in Section 4.02(b) above in respect of principal among the various classes of Senior Certificates (other than the Class PO Certificates) will be disregarded, and (i) an amount equal to the Discount Fraction of the principal portion of scheduled payments and unscheduled collections received or advanced in respect of the Discount Mortgage Loans will be distributed to the Class PO Certificates, (ii) the Senior Principal Distribution Amount will be distributed to the remaining Senior Certificates (other than the Class PO Certificates) pro rata in accordance with their respective outstanding Certificate Principal Balances, and (iii) the amount set forth in Section 4.02(a)(i) will be distributed as set forth therein.

(d) After the reduction of the Certificate Principal Balances of the Senior Certificates (other than the Class PO Certificates) to zero but prior to the Credit Support Depletion Date, the Senior Certificates (other than the Class PO Certificates) will be entitled to no further distributions of principal thereon and the Available Distribution Amount will be paid solely to the holders of the Class PO, Class IO and Subordinate Certificates, in each case as described herein.

(e) In addition to the foregoing distributions, with respect to any Mortgage Loan that was previously the subject of a Cash Liquidation or an REO Disposition that resulted in a Realized Loss, in the event that within two years of the date on which such Realized Loss was determined to have occurred the Servicer receives amounts, which the Servicer reasonably believes to represent subsequent recoveries (net of any related liquidation expenses), or determines that it holds surplus amounts previously reserved to cover estimated expenses, specifically related to such Mortgage Loan (including, but not limited to, recoveries in respect of the representations and warranties made by the related Seller pursuant to the Purchase Agreement), the Servicer shall distribute such amounts to the applicable Certificateholders of the Class or Classes to which such Realized Loss was allocated (or to Financial Security, as subrogee for such Certificateholders, to the extent Financial Security made an FSA Insurance Payment in respect of such Realized Loss), if applicable (with the amounts to be distributed allocated among such Classes in the same proportions as such
Realized   Loss  was   allocated),   and   within   each   such   Class  to  the
Certificateholders of record as of the Record Date immediately preceding the date of such distribution (or if such Class of Certificates is no longer outstanding, to the Certificateholders of record at the time that such Realized Loss was allocated); provided that no such distribution to any Class of Certificates of subsequent recoveries related to a Mortgage Loan shall exceed, either individually or in the aggregate and together with any other amounts paid in reimbursement therefor, the amount of the related Realized Loss that was allocated to such Class of Certificates. Notwithstanding the foregoing, no such distribution shall be made with respect to the Certificates of any Class to the extent that either (i) such Class was protected against the related Realized Loss or (ii) such Class of Certificates has been deposited into a separate trust fund or other structuring vehicle and separate certificates or other instruments representing interests therein have been issued in one or more classes, and any

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

of such separate certificates or other instruments were protected against the related Realized Loss pursuant to any limited guaranty, payment obligation, irrevocable letter of credit, surety bond, insurance policy or similar instrument or a reserve fund, or a combination thereof. Any amount to be so distributed with respect to the Certificates of any Class shall be distributed by the Servicer to the Certificateholders of record as of the Record Date immediately preceding the date of such distribution (i) with respect to the Certificates of any Class (other than the Class IO Certificates), on a pro rata basis based on the Percentage Interest represented by each Certificate of such Class as of such Record Date and (ii) with respect to the Class IO Certificates, to the Class IO Certificates in the same proportion as the related Realized Loss was allocated. Any amounts to be so distributed shall not be remitted to or distributed from the Trust Fund, and shall constitute subsequent recoveries with respect to Mortgage Loans that are no longer assets of the Trust Fund.

(f) Each distribution with respect to a Book-Entry Certificate shall be paid to the Depository, as Holder thereof, and the Depository shall be solely responsible for crediting the amount of such distribution to the accounts of its Depository Participants in accordance with its normal procedures. Each Depository Participant shall be responsible for disbursing such distribution to the Certificate Owners that it represents and to each indirect participating brokerage firm (a "brokerage firm") for which it acts as agent. Each brokerage firm shall be responsible for disbursing funds to the Certificate Owners that it represents. The Trustee and the Depository shall be responsible for allocation of the aggregate amount of distributions in reduction of the Certificate Principal Balance of the Insured Certificates as set forth in Section 4.12. None of the Trustee, the Certificate Registrar, the Company or the Servicer shall have any responsibility therefor.

(g) Except as otherwise provided in Section 9.01, if the Servicer anticipates that a final distribution with respect to any Class of Certificates will be made on the next Distribution Date, the Servicer shall, no later than the Determination Date in the month of such final distribution, notify the Trustee and the Trustee shall, no later than two (2) Business Days after such Determination Date, mail on such date to each Holder of such Class of Certificates a notice to the effect that: (i) the Trustee anticipates that the final distribution with respect to such Class of Certificates will be made on such Distribution Date but only upon presentation and surrender of such Certificates at the office of the Trustee or as otherwise specified therein, and
(ii) no interest shall accrue on such Certificates from and after the end of the related Interest Accrual Period. In the event that Certificateholders required to surrender their Certificates pursuant to Section 9.01(c) do not surrender their Certificates for final cancellation, the Trustee shall cause funds distributable with respect to such Certificates to be withdrawn from the Payment Account and credited to a separate escrow account for the benefit of such Certificateholders as provided in Section 9.01(d).

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(h)  Notwithstanding the priorities relating to distributions of principal among
the  Insured   Certificates   described   above,  on  any   Distribution   Date,
distributions in respect of principal on the Insured Certificates will be allocated among the Certificate Owners of the Insured Certificates as set forth in Section 4.10. On each Distribution Date on which amounts are available for distributions in reduction of the Certificate Principal Balance of the Insured Certificates (including, for purposes of this paragraph, the portion of any FSA Insurance Payment allocable to principal) the aggregate amount allocable to such distributions will be rounded upward by the Rounding Amount. Such rounding will be accomplished on the first Distribution Date on which distributions in reduction of the Certificate Principal Balance of the Insured Certificates are made by withdrawing from the Rounding Account the Rounding Amount for deposit into the Payment Account, and such Rounding Amount will be added to the amount that is allocable for distributions in reduction of the Certificate Principal Balance of the Insured Certificates. On each succeeding Distribution Date on which distributions in reduction of the Certificate Principal Balance of the Insured Certificates are made, first, the aggregate amount available for distribution in reduction of the Certificate Principal Balance of the Insured Certificates will be applied to repay the Rounding Amount withdrawn from the Rounding Account on the prior Distribution Date and then, the remainder of such allocable amount, if any, will be similarly rounded upward through another withdrawal from the Rounding Account and such determined Rounding Amount will be added to the amount that is allocable for distributions in reduction of the Certificate Principal Balance of the Insured Certificates. Any funds remaining in the Rounding Account after the Certificate Principal Balance of the Insured
Certificates   is  reduced  to  zero  shall  be   distributed  to  the  Class  R
Certificateholders.

Section 4.03.  Statements to Certificateholders.

        (a) Concurrently with each distribution charged to the Payment Account and with respect to each Distribution Date, the Trustee shall make available to Certificateholders, Financial Security and other parties to this Agreement via the Trustee's internet website and its fax-on-demand service a statement as to each Class of Certificates and the Mortgage Pool that includes the information set forth in Exhibit M attached hereto.

        The Trustee's fax-on-demand service may be accessed by calling (301) 815-6610. The Trustee's internet website shall initially be located at "www.ctslink.com." Assistance in using the website or the fax-on-demand service can be obtained by calling the Trustee's customer service desk at (301) 815-6600. Parties that are unable to use the above distribution options are entitled to have a paper copy mailed to them via first class mail by calling the customer service desk and indicating such. The Trustee shall have the right to change the way Distribution Date statements are distributed in order to make such distribution more convenient and/or more accessible to the above parties and the Trustee shall provide timely and adequate notification to all above parties regarding any such changes.

        (b) Within a reasonable period of time after the end of each calendar year, the Trustee shall prepare, or cause to be prepared, and shall forward, or cause to be forwarded, to each Person who at any time during the calendar year

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was the Holder of a Certificate,  other than a Class R Certificate,  a statement containing the information set forth in clauses (i) and (ii) of subsection (a) above aggregated for such calendar year or applicable portion thereof during which such Person was a Certificateholder. Such obligation of the Trustee shall be deemed to have been satisfied to the extent that substantially comparable information shall be provided by the Trustee pursuant to any requirements of the Code.

        (c) Within a reasonable period of time after the end of each calendar year, the Trustee shall prepare, or cause to be prepared, and shall forward, or cause to be forwarded, to each Person who at any time during the calendar year was the Holder of a Class R Certificate, a statement containing the applicable distribution information provided pursuant to this Section 4.03 aggregated for such calendar year or applicable portion thereof during which such Person was the Holder of a Class R Certificate. Such obligation of the Trustee shall be deemed to have been satisfied to the extent that substantially comparable information shall be provided by the Servicer pursuant to any requirements of the Code.

        (d) Upon the written request of any Certificateholder, the Trustee, as soon as reasonably practicable, shall provide the requesting Certificateholder with such information as is necessary and appropriate, in the Trustee's sole discretion, for purposes of satisfying applicable reporting requirements under Rule 144A.

Section 4.04. Distribution of Reports to the Trustee and the Company; Advances by the Servicer.

(a) Prior to the close of business on the Business Day next succeeding each Determination Date, the Servicer shall furnish a report (the "Remittance Report") to the Trustee and Financial Security in a mutually agreed upon form of an electromagnetic tape or disk and hard copy. The Remittance Report and any information supplemental thereto shall include such information with respect to the Mortgage Loans that is required by the Trustee for purposes of making the calculations described in Section 4.02 and preparing the statement described in
Section 4.03, as set forth in written specifications or guidelines issued by the Seller or the Trustee from time to time. The Trustee shall be protected in relying upon the information set forth in the Remittance Report without any independent check or verification.

(b) On or before 2:00 P.M. New York time on each Payment Account Deposit Date, the Servicer shall either (i) deposit in the Payment Account from its own funds, or funds received therefor from the Subservicers, an amount equal to the Advances to be made by the Servicer in respect of the related Distribution Date, which shall be in an aggregate amount equal to the aggregate amount of Monthly Payments (with each interest portion thereof adjusted to the Net Mortgage Rate), less the amount of any related Servicing Modifications, Debt Service Reductions or reductions in the amount of interest collectable from the Mortgagor pursuant to the Relief Act, on the Outstanding Mortgage Loans as of the related Due Date, which Monthly Payments were delinquent as of the close of business as of the related Determination Date; provided that no Advance shall be made if it would be a Nonrecoverable Advance, (ii) withdraw from amounts on deposit in the Custodial Account and deposit in the Payment Account all or a portion of the Amount Held for Future Distribution in discharge of any such Advance, or (iii) make advances in the form of any combination of (i) and (ii) aggregating the amount of such Advance. Any portion of the Amount Held for Future Distribution so used shall be replaced by the Servicer by deposit in the Payment Account on

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or before 11:00 A.M. New York time on any future Payment Account Deposit Date to the extent that funds attributable to the Mortgage Loans that are available in the Custodial Account for deposit in the Payment Account on such Payment Account Deposit Date shall be less than payments to Certificateholders required to be made on the following Distribution Date. The Servicer shall be entitled to use any Advance made by a Subservicer as described in Section 3.07(b) that has been deposited in the Custodial Account on or before such Distribution Date as part of the Advance made by the Servicer pursuant to this Section 4.04. The amount of any reimbursement pursuant to Section 4.02(a) in respect of outstanding Advances on any Distribution Date shall be allocated to specific Monthly Payments due but delinquent for previous Due Periods, which allocation shall be made, to the extent practicable, to Monthly Payments which have been delinquent for the longest period of time. Such allocations shall be conclusive for purposes of reimbursement to the Servicer from recoveries on related Mortgage Loans pursuant to Section 3.10.

        The determination by the Servicer that it has made a Nonrecoverable Advance or that any proposed Advance, if made, would constitute a Nonrecoverable Advance, shall be evidenced by an Officers' Certificate of the Servicer delivered to the Company and the Trustee.

        If the Servicer determines as of the Business Day preceding any Payment Account Deposit Date that it will be unable to deposit in the Payment Account an amount equal to the Advance required to be made for the immediately succeeding Distribution Date, it shall give notice to the Trustee of its inability to advance (such notice may be given by telecopy), not later than 3:00 P.M., New York time, on such Business Day, specifying the portion of such amount that it will be unable to deposit. Not later than 3:00 P.M., New York time, on the Payment Account Deposit Date the Trustee shall, unless by 12:00 Noon, New York time, on such day the Trustee shall have been notified in writing (by telecopy) that the Servicer shall have directly or indirectly deposited in the Payment Account such portion of the amount of the Advance as to which the Servicer shall have given notice pursuant to the preceding sentence, pursuant to Section 7.01,
(a) terminate all of the rights and obligations of the Servicer under this Agreement in accordance with Section 7.01 and (b) assume the rights and obligations of the Servicer hereunder, including the obligation to deposit in the Payment Account an amount equal to the Advance for the immediately succeeding Distribution Date.

        The Trustee shall deposit all funds it receives pursuant to this Section
4.04 into the Payment Account.

Section 4.05.  Allocation of Realized Losses.

        Prior to each Distribution Date, the Servicer shall determine the total amount of Realized Losses, if any, that resulted from any Cash Liquidation, Servicing Modification, Debt Service Reduction, Deficient Valuation or REO Disposition that occurred during the calendar month preceding the month of distribution or, in the case of a Servicing Modification that constitutes a reduction of the interest rate on a Mortgage Loan, the amount of the reduction in the interest portion of the Monthly Payment due during the related Due Period. The amount of each Realized Loss shall be evidenced by an Officers' Certificate. All Realized Losses, other than Excess Special Hazard Losses, Extraordinary Losses, Excess Bankruptcy Losses or Excess Fraud Losses, shall be allocated as follows: first, to the Class B-3 Certificates until the Certificate Principal Balance thereof has been reduced to zero; second, to the Class B-2 Certificates until the Certificate Principal Balance thereof has been reduced to zero; third, to the Class B-1 Certificates until the Certificate Principal Balance thereof has been reduced to zero; fourth, to the Class M-3 Certificates until the Certificate Principal Balance thereof has been reduced to zero; fifth,

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to the Class M-2 Certificates  until the Certificate  Principal  Balance thereof has been reduced to zero; sixth, to the Class M-1 Certificates until the Certificate Principal Balance thereof has been reduced to zero; and, thereafter, if any such Realized Losses are on a Discount Mortgage Loan, to the Class PO Certificates in an amount equal to the Discount Fraction of the principal portion thereof, and the remainder of such Realized Losses on the Discount Mortgage Loans and the entire amount of such Realized Losses on Non-Discount Mortgage Loans will be allocated among all the Senior Certificates (other than the Class PO Certificates) on a pro rata basis, as described below. The principal portion of any Excess Special Hazard Losses, Excess Bankruptcy Losses, Excess Fraud Losses and Extraordinary Losses on the Discount Mortgage Loans will be allocated to the Class PO Certificates in an amount equal to the Discount Fraction thereof and the remainder of such Realized Losses on the Discount
Mortgage Loans and the entire amount of such Realized Losses on Non-Discount Mortgage Loans will be allocated among the Senior Certificates (other than the Class PO Certificates) and Subordinate Certificates, on a pro rata basis, as described below.

        As used herein, an allocation of a Realized Loss on a "pro rata basis" among two or more specified Classes of Certificates means an allocation on a pro rata basis, among the various Classes so specified, to each such Class of Certificates on the basis of their then outstanding Certificate Principal Balances prior to giving effect to distributions to be made on such Distribution Date in the case of the principal portion of a Realized Loss or based on the Accrued Certificate Interest thereon payable on such Distribution Date (without regard to any Compensating Interest for such Distribution Date) in the case of an interest portion of a Realized Loss. Except as provided in the following sentence, any allocation of the principal portion of Realized Losses (other than Debt Service Reductions) to a Class of Certificates shall be made by reducing the Certificate Principal Balance thereof by the amount so allocated, which allocation shall be deemed to have occurred on such Distribution Date; provided that for purposes of determining "pro rata," the Certificate Principal Balance of each Class of Accrual Certificates shall be deemed to be the lesser of (a) the related Certificate Principal Balance thereof as of the Closing Date or (b) the related Certificate Principal Balance thereof as of such date of determination. Any allocation of the principal portion of Realized Losses (other than Debt Service Reductions) to the Subordinate Certificates then outstanding with the Lowest Priority shall be made by operation of the definition of "Certificate Principal Balance" and by operation of the provisions of Section 4.02(a). Allocations of the interest portions of Realized Losses shall be made in proportion to the amount of Accrued Certificate Interest and by operation of the definition of "Accrued Certificate Interest" and by operation of the provisions of Section 4.02(a). Allocations of the principal portion of Debt Service Reductions shall be made by operation of the provisions of Section 4.02(a). All Realized Losses and all other losses allocated to a Class of Certificates hereunder will be allocated among the Certificates of such Class in proportion to the Percentage Interests evidenced thereby.

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Section 4.06.  Reports of Foreclosures and Abandonment of Mortgaged Property.

        The Servicer or the Subservicers shall file information returns with respect to the receipt of mortgage interests received in a trade or business, the reports of foreclosures and abandonments of any Mortgaged Property and the information returns relating to cancellation of indebtedness income with respect to any Mortgaged Property required by Sections 6050H, 6050J and 6050P, respectively, of the Code, and deliver to the Trustee an Officers' Certificate on or before March 31 of each year stating that such reports have been filed. Such reports shall be in form and substance sufficient to meet the reporting requirements imposed by Sections 6050H, 6050J and 6050P of the Code.

Section 4.07.  Optional Purchase of Defaulted Mortgage Loans.

        As to any Mortgage Loan which is delinquent in payment by 90 days or more, the Servicer may, upon the written request of and with funds provided by the Junior Certificateholder, purchase such Mortgage Loan from the Trustee at the Purchase Price therefor. If at any time the Servicer makes a payment to the Payment Account covering the amount of the Purchase Price for such a Mortgage Loan, and the Servicer provides to the Trustee a certification signed by a Servicing Officer stating that the amount of such payment has been deposited in the Payment Account, then the Trustee shall execute the assignment of such Mortgage Loan at the request of the Servicer without recourse to the Junior Certificateholder, which shall succeed to all the Trustee's right, title and interest in and to such Mortgage Loan, and all security and documents relative thereto. Such assignment shall be an assignment outright and not for security. The Junior Certificateholder will thereupon own such Mortgage, and all such security and documents, free of any further obligation to the Trustee or the Certificateholders with respect thereto.


Section 4.08.  Insured Reserve Fund.

        No later than the Closing Date, the Trustee will establish and maintain with itself one or more segregated trust accounts that are Eligible Accounts, which shall be titled "Insured Reserve Fund, Norwest Bank Minnesota, National Association, as trustee for the registered holders of Residential Asset Mortgage Products, Inc., GMACM Mortgage Pass-Through Certificates, Series 2000-J2, Class A-3." On the Closing Date, Greenwich Capital Markets, Inc. (the "Underwriter") shall deposit with the Trustee, and the Trustee shall deposit into the Insured Reserve Fund, cash in an amount equal to $2,500.

        The Trustee shall withdraw amounts on deposit in the Insured Reserve Fund for deposit into the Payment Account, and to pay to the holders of the Insured Certificates pursuant to Section 4.02(a)(i) on a Distribution Date the amount of Prepayment Interest Shortfalls and Relief Act Shortfalls otherwise allocable to the Class A-3 Certificates pursuant to the definition of Accrued Certificate Interest (to the extent not offset by the Servicer pursuant to Section 3.16(e) hereof), on such Distribution Date, to the extent of funds on deposit in the Insured Reserve Fund (the amount of such withdrawal for any Distribution Date, the "Insured Reserve Withdrawal"). The Trustee will deliver to Financial Security promptly after each Distribution Date a statement setting forth the Insured Reserve Withdrawal for such Distribution Date and the aggregate amount of Insured Reserve Withdrawals as of such Distribution Date.


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        For federal income tax purposes,  the Underwriter  shall be the owner of the Reserve Fund and shall report all items of income, deduction, gain or loss arising therefrom. Notwithstanding anything herein to the contrary, the Insured Reserve Fund shall not be an asset of either REMIC. The Insured Reserve Fund shall be invested in Permitted Investments at the direction of the Underwriter. All income and gain realized from investment of funds deposited in the Insured Reserve Fund shall be deposited in the Insured Reserve Fund for the sole use and exclusive benefit of the Insured Reserve Fund. The amount of any loss incurred in respect of any such investments shall be deposited in the Insured Reserve Fund by the Underwriter out of its own funds immediately as realized without any right of reimbursement. The balance, if any, remaining in the Insured Reserve Fund on the Distribution Date on which the Certificate Principal Balance of the Insured Certificates is reduced to zero will be distributed by the Trustee to the Underwriter. To the extent that the Insured Reserve Fund constitutes a reserve fund for federal income tax purposes, (1) it shall be an outside reserve fund and not an asset of either REMIC and (2) it shall be owned by the Underwriter, all within the meaning of Section 1.860G-2(h) of the Treasury Regulations.

Section 4.09.  Rounding Account.

        No later than the Closing Date, the Trustee will establish and maintain with itself a segregated trust account that is an Eligible Account, which shall be titled "Rounding Account, Norwest Bank Minnesota, National Association, as trustee for the registered holders of Residential Asset Mortgage Products, Inc., GMACM Mortgage Pass-Through Certificates, Series 2000-J2, Class A-3." On the Closing Date, the Underwriter shall deposit with the Trustee, and the Trustee shall deposit into the Rounding Account, cash in an amount equal to $999.99.

        The Trustee on each Distribution Date shall, based upon information provided by the Servicer for the related Distribution Date, withdraw funds from the Rounding Account to pay to the holders of the Insured Certificates pursuant to Section 4.02(i) the Rounding Amount. In addition, the Trustee on each Distribution Date shall, based upon information provided by the Servicer for the related Distribution Date, withdraw funds from the Payment Account to repay to the Rounding Account the Rounding Amount from the prior Distribution Date as contemplated in Section 4.02(i).

        Any amounts remaining in the Rounding Account on the date on which the Certificate Principal Balance of the Insured Certificates has been reduced to zero, or the Trust Fund is terminated, whichever occurs earlier, shall be paid to the Holders of the Class R Certificates.

Section 4.10.  Principal Distributions on the Insured Certificates.

        Distributions in reduction of the Certificate Principal Balance of the Insured Certificates will be made in integral multiples of $1,000 at the request of the appropriate representatives of Deceased Owners of Insured Certificates and at the request of Living Owners of Insured Certificates or by mandatory distributions by Random Lot, pursuant to clauses (a) and (d) below, or on a pro rata basis pursuant to clause (e) below.

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        (a) On each Distribution Date on which distributions in reduction of the
Certificate Principal Balance of the Insured Certificates are made, such distributions will be made in the following priority:

               (i) any request by the personal representatives of a Deceased Owner or by a surviving tenant by the entirety, by a surviving joint tenant or by a surviving tenant in common, but not exceeding an aggregate amount of $100,000 per request; and

     (ii) any request by a Living Owner, but not exceeding an aggregate amount of $10,000 per request.

        Thereafter, distributions will be made, with respect to the Insured Certificates, as provided in clauses (i) and (ii) above up to a second $100,000 and $10,000, respectively. This sequence of priorities will be repeated for each request for principal distributions made by the Certificate Owners of the Insured Certificates until all such requests have been honored.

        Requests for distributions in reduction of the Certificate Principal Balance of the Insured Certificates presented on behalf of Deceased Owners in accordance with the provisions of clause (i) above will be accepted in order of their receipt by the Depository. Requests for distributions in reduction of the Certificate Principal Balance of the Insured Certificates presented in accordance with the provisions of clause (ii) above will be accepted in the order of their receipt by the Depository after all requests presented in accordance with clause (i) have been honored. All requests for distributions in reduction of the Certificate Principal Balance of the Insured Certificates will be accepted in accordance with the provisions set forth in Section 4.10(c). All requests for distributions in reduction of the Certificate Principal Balance of the Insured Certificates with respect to any Distribution Date must be received by the Depository and on the Depository's "participant terminal system" and received by the Trustee no later than the close of business on the related Record Date. Requests for distributions that are on the Depository's participant terminal system and received by the Trustee after the related Record Date and requests, in either case, for distributions not accepted with respect to any Distribution Date, will be treated as requests for distributions in reduction of the Certificate Principal Balance of Insured Certificates on the next succeeding Distribution Date, and each succeeding Distribution Date thereafter, until such request is accepted or is withdrawn as provided in Section 4.10(c). Such requests as are not so withdrawn shall retain their order of priority without the need for any further action on the part of the appropriate Certificate Owner of the related Insured Certificate, all in accordance with the procedures of the Depository and the Trustee. Upon the transfer of the beneficial ownership of any Insured Certificate, any distribution request previously submitted with respect to such Certificate will be deemed to have been withdrawn only upon the receipt by the Trustee on or before the Record Date for such Distribution Date of notification of such withdrawal in the manner set forth in Section 4.10(c) on the Depository's participant terminal system.

        Distributions in reduction of the Certificate Principal Balance of the Insured Certificates will be applied in an amount equal to the Senior Principal Distribution Amount allocable to such Class pursuant to Section 4.02(b), plus any amounts available for distribution from the Rounding Account established as provided in Section 4.09, provided that the aggregate distribution in reduction of the Certificate Principal Balance of the Insured Certificates on any Distribution Date shall be made in an integral multiple of $1,000.

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

        To the extent that the portion of the Senior Principal Distribution Amount allocable to distributions in reduction of the Certificate Principal Balance of the Insured Certificates on any Distribution Date exceeds the aggregate Certificate Principal Balance of Insured Certificates with respect to which distribution requests, as set forth above, have been received (plus any amounts required to be distributed pursuant to the Rounding Account), distributions in reduction of the Certificate Principal Balance of the Insured Certificates will be made by mandatory distribution pursuant to Section 4.10(d).

        (b) An Insured Certificate shall be deemed to be held by a Deceased Owner for purposes of this Section 4.10 if the death of the Certificate Owner thereof is deemed to have occurred. Insured Certificates beneficially owned by tenants by the entirety, joint tenants or tenants in common will be considered to be beneficially owned by a single owner. The death of a tenant by the entirety, joint tenant or tenant in common will be deemed to be the death of the Certificate Owner, and the Insured Certificates so beneficially owned will be eligible for priority with respect to distributions in reduction of the Certificate Principal Balance thereof, subject to the limitations stated above. Insured Certificates beneficially owned by a trust will be considered to be beneficially owned by each beneficiary of the trust to the extent of such beneficiary's beneficial interest therein, but in no event will a trust's beneficiaries collectively be deemed to be Certificate Owners of a number of Individual Insured Certificates of which such trust is the owner. The death of a beneficiary of a trust will be deemed to be the death of a Certificate Owner of the Insured Certificates, as applicable, owned by the trust to the extent of such beneficiary's beneficial interest in such trust. The death of an individual who was a tenant by the entirety, joint tenant or tenant in common in a tenancy which is the beneficiary of a trust will be deemed to be the death of the beneficiary of such trust. The death of a person who, during his or her lifetime, was entitled to substantially all of the beneficial ownership interests in Individual Insured Certificates will be deemed to be the death of the Certificate Owner of such Insured Certificates regardless of the registration of ownership, if such beneficial interest can be established to the satisfaction of the Depository Participant. Such beneficial interest will be deemed to exist in typical cases of street name or nominee ownership, ownership by a trustee, ownership under the Uniform Gifts to Minors Act and community property or other joint ownership arrangements between a husband and wife. Certificate interests shall include the power to sell, transfer or otherwise dispose of an Insured Certificate and the right to receive the proceeds therefrom, as well as interest and distributions in reduction of the Certificate Principal Balance of the Insured Certificates, as applicable, payable with respect thereto. The Trustee shall not be under any duty to determine independently the occurrence of the death of any deceased Certificate Owner. The Trustee may rely entirely upon documentation delivered to it pursuant to Section 4.10(c) in establishing the eligibility of any Certificate Owner to receive the priority accorded Deceased Owners in Section 4.10(a).

        (c) Requests for distributions in reduction of the Certificate Principal Balance of Insured Certificates must be made by delivering a written request therefor to the Depository Participant or Indirect Depository Participant that maintains the account evidencing such Certificate Owner's interest in Insured Certificates. In the case of a request on behalf of a Deceased Owner, appropriate evidence of death and any tax waivers are required to be forwarded to the Depository Participant under separate cover. The Depository Participant

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shall forward a certification, satisfactory to the Trustee, certifying the death of the Beneficial Owner and the receipt of the appropriate death and tax waivers. The Depository Participant should in turn make the request of the Depository (or, in the case of an Indirect Depository Participant, such Indirect Depository Participant must notify the related Depository Participant of such request, which Depository Participant should make the request of the Depository) on the Depository's participant terminal system. The Depository may establish such procedures as it deems fair and equitable to establish the order of receipt of requests for such distributions received by it on the same day. None of the Company, Servicer or the Trustee shall be liable for any delay in delivery of requests for distributions or withdrawals of such requests by the Depository, a Depository Participant or any Indirect Depository Participant.

        The Depository shall maintain a list of those Depository Participants representing the appropriate Certificate Owners of Insured Certificates that have submitted requests for distributions in reduction of the Certificate
Principal Balance of Insured Certificates, together with the order of receipt and the amounts of such requests on the Depository's participant terminal system. The Depository will honor requests for distributions in the order of their receipt (subject to the priorities described in Section 4.10(a) above). The Trustee shall notify the Depository as to which requests should be honored on each Distribution Date at least three Business Days prior to such Distribution Date based on the report received by the Trustee pursuant to
Section 4.04 and shall notify the Depository as to the amount of the Senior Principal Distribution amount to be distributed to the Insured Certificates by Random Lot pursuant to Section 4.10(d). Requests shall be honored by the Depository in accordance with the procedures, and subject to the priorities and limitations, described in this Section 4.10. The exact procedures to be followed by the Trustee and the Depository for purposes of determining such priorities and limitations will be those established from time to time by the Trustee or the Depository, as the case may be. The decisions of the Trustee and the Depository concerning such matters will be final and binding on all affected persons.

        Individual Insured Certificates that have been accepted for a distribution shall be due and payable on the applicable Distribution Date. Such Certificates shall cease to bear interest after the last day of the month preceding the month in which such Distribution Date occurs.

        Any Certificate Owner of an Insured Certificate that has requested a distribution may withdraw its request by so notifying in writing the Depository Participant or Indirect Depository Participant that maintains such Certificate Owner's account. In the event that such account is maintained by an Indirect Depository Participant, such Indirect Depository Participant must notify the related Depository Participant which in turn must forward the withdrawal of such request on the Depository's participant terminal system. If such withdrawal of a request for distribution has not been received on the Depository's participant terminal system on or before the Record Date for the next Distribution Date, the previously made request for distribution will be irrevocable with respect to the making of distributions in reduction of the Certificate Principal Balance of the Insured Certificates on such Distribution Date.

        In the event any requests for distributions in reduction of the Certificate Principal Balance of the Insured Certificates are rejected by the Trustee for failure to comply with the requirements of this Section 4.10, the Trustee shall return such request to the appropriate Depository Participant with a copy to the Depository with an explanation as to the reason for such rejection.

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        (d) To the  extent,  if any,  that  distributions  in  reduction  of the
Certificate Principal Balance of the Insured Certificates on a Distribution Date exceed the outstanding Certificate Principal Balance of Insured Certificates with respect to which distribution requests have been received by the related Record Date, as provided in Section 4.10(a) above, the additional distributions in reduction of the Certificate Principal Balance of the Insured Certificates will be made by mandatory distributions in reduction thereof. Such mandatory distributions on Individual Insured Certificates will be made by Random Lot in accordance with the then-applicable Random Lot procedures of the Depository, the Depository Participants and the Indirect Depository Participants representing the Certificate Owners; provided however, that, if after the distribution in reduction of the Certificate Principal Balance of the Insured Certificates on the next succeeding Distribution Date on which mandatory distributions are to be made, the Certificate Principal Balance of the Insured Certificates would not be reduced to zero, the Individual Insured Certificates to which such distributions will be applied shall be selected by the Depository from those Insured
Certificates  not  otherwise   receiving   distributions  in  reduction  of  the
Certificate Principal Balance on such Distribution Date. The Trustee shall notify the Depository of the aggregate amount of the mandatory distribution in reduction of the Certificate Principal Balance of the Insured Certificates to be made on the next Distribution Date. The Depository shall then allocate such aggregate amount among its Depository Participants on a Random Lot basis. Each Depository Participant and, in turn, each Indirect Depository Participant will
then  select,  in  accordance  with  its  own  procedures,   Individual  Insured
Certificates from among those held in its accounts to receive mandatory distributions in reduction of the Certificate Principal Balance of the Insured Certificates, such that the total amount so selected is equal to the aggregate amount of such mandatory distributions allocated to such Depository Participant by the Depository and to such Indirect Depository Participant by its related Depository Participant, as the case may be. Depository Participants and Indirect Depository Participants that hold Insured Certificates selected for mandatory distributions in reduction of the Certificate Principal Balance thereof are required to provide notice of such mandatory distributions to the affected Certificate Owners. The Servicer agrees to notify the Trustee of the amount of distributions in reduction of the Certificate Principal Balance of the Insured Certificates to be made on each Distribution Date in a timely manner such that
the   Trustee  may   fulfill   its   obligations   pursuant  to  the  letter  of
representations dated the Closing Date among the Company, the Trustee and the Depository.

        (e) Notwithstanding any provisions herein to the contrary, on any Distribution Date following the first Distribution Date on which (i) any Realized Losses are allocated to the Insured Certificates and (ii) an FSA Default is occurring, distributions in reduction of the Certificate Principal Balance of the Insured Certificates will be made pro rata among the Certificate Owners of the Insured Certificates and will not be made in integral multiples of $1,000 nor pursuant to requests for distribution as permitted by this Section
4.10 or mandatory distributions by Random Lot.

        (f) In the event that Definitive Certificates representing the Insured Certificates are issued pursuant to Section 5.01, an amendment to this Agreement, which may be approved without the consent of any Certificateholders, shall establish procedures relating to the manner in which distributions in reduction of the Certificate Principal Balance of the Insured Certificates are to be made; provided that such procedures shall be consistent, to the extent practicable and customary for certificates similar to the Insured Certificates, with the provisions of this Section 4.10.


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                                   Article V

                                THE CERTIFICATES

Section 5.01.  The Certificates.

(a) The Senior, Class M, Class B and Class R Certificates shall be substantially in the forms set forth in Exhibits A, B, C and D, respectively, and shall, on original issue, be executed and delivered by the Trustee to the Certificate Registrar for authentication and delivery to or upon the order of the Company upon receipt by the Trustee or one or more Custodians of the documents specified in Section 2.01. The Certificates shall be issuable in the minimum denominations designated in the Preliminary Statement.

        The Certificates shall be executed by manual or facsimile signature on behalf of an authorized signatory of the Trustee. Certificates bearing the manual or facsimile signatures of individuals who were at any time the proper authorized signatories of the Trustee shall bind the Trustee, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Certificate or did not hold such offices at the date of such Certificates. No Certificate shall be entitled to any benefit under this Agreement, or be valid for any purpose, unless there appears on such Certificate a certificate of authentication substantially in the form provided for herein executed by the Certificate Registrar by manual signature, and such certificate upon any Certificate shall be conclusive evidence, and the only evidence, that such Certificate has been duly authenticated and delivered hereunder. All Certificates shall be dated the date of their authentication.

(b) Except as provided below, registration of Book-Entry Certificates may not be transferred by the Trustee except to another Depository that agrees to hold such Certificates for the respective Certificate Owners with Ownership Interests therein. The Holders of the Book-Entry Certificates shall hold their respective Ownership Interests in and to each of such Certificates through the book-entry facilities of the Depository and, except as provided below, shall not be entitled to Definitive Certificates in respect of such Ownership Interests. All transfers by Certificate Owners of their respective Ownership Interests in the Book-Entry Certificates shall be made in accordance with the procedures established by the Depository Participant or brokerage firm representing such Certificate Owner. Each Depository Participant shall transfer the Ownership
Interests only in the Book-Entry Certificates of Certificate Owners it represents or of brokerage firms for which it acts as agent in accordance with the Depository's normal procedures.

        The Trustee, the Servicer and the Company may for all purposes (including the making of payments due on the respective Classes of Book-Entry Certificates) deal with the Depository as the authorized representative of the Certificate Owners with respect to the respective Classes of Book-Entry Certificates for the purposes of exercising the rights of Certificateholders

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hereunder.  The rights of  Certificate  Owners  with  respect to the  respective
Classes of Book-Entry Certificates shall be limited to those established by law and agreements between such Certificate Owners and the Depository Participants and brokerage firms representing such Certificate Owners. Multiple requests and directions from, and votes of, the Depository as Holder of any Class of Book-Entry Certificates with respect to any particular matter shall not be deemed inconsistent if they are made with respect to different Certificate Owners. The Trustee may establish a reasonable record date in connection with solicitations of consents from or voting by Certificateholders and shall give notice to the Depository of such record date.

        If (i)(A) the Company advises the Trustee in writing that the Depository is no longer willing or able to properly discharge its responsibilities as Depository and (B) the Company is unable to locate a qualified successor or (ii) the Company at its option advises the Trustee in writing that it elects to terminate the book-entry system through the Depository, the Trustee shall notify all Certificate Owners, through the Depository, of the occurrence of any such event and of the availability of Definitive Certificates to Certificate Owners requesting the same. Upon surrender to the Trustee of the Book-Entry Certificates by the Depository, accompanied by registration instructions from the Depository for registration of transfer, the Trustee shall issue the Definitive Certificates. Neither the Company, the Servicer nor the Trustee shall be liable for any actions taken by the Depository or its nominee, including, without limitation, any delay in delivery of such instructions and may conclusively rely on, and shall be protected in relying on, such instructions. Upon the issuance of Definitive Certificates all references herein to obligations imposed upon or to be performed by the Company in connection with the issuance of the Definitive Certificates pursuant to this Section 5.01 shall be deemed to be imposed upon and performed by the Trustee, and the Trustee and the Servicer shall recognize the Holders of the Definitive Certificates as Certificateholders hereunder.

Section 5.02.  Registration of Transfer and Exchange of Certificates.

(a) The Trustee shall cause to be kept at one of the offices or agencies to be appointed by the Trustee in accordance with the provisions of Section 8.12 a Certificate Register in which, subject to such reasonable regulations as it may prescribe, the Trustee shall provide for the registration of Certificates and of transfers and exchanges of Certificates as herein provided. The Trustee is initially appointed Certificate Registrar for the purpose of registering Certificates and transfers and exchanges of Certificates as herein provided.

(b) Upon surrender for registration of transfer of any Certificate at any office or agency of the Trustee maintained for such purpose pursuant to Section 8.12 and, in the case of any Class M, Class B or Class R Certificate, upon satisfaction of the conditions set forth below, the Trustee shall execute and the Certificate Registrar shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Certificates of a like Class and aggregate Percentage Interest.

(c) At the option of the Certificateholders, Certificates may be exchanged for other Certificates of authorized denominations of a like Class and aggregate Percentage Interest, upon surrender of the Certificates to be exchanged at any such office or agency. Whenever any Certificates are so surrendered for exchange the Trustee shall execute and the Certificate Registrar shall authenticate and deliver the Certificates of such Class which the Certificateholder making the

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exchange is entitled to receive.  Every Certificate presented or surrendered for transfer or exchange shall (if so required by the Trustee or the Certificate Registrar) be duly endorsed by, or be accompanied by a written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by, the Holder thereof or his attorney duly authorized in writing.

(d) No transfer, sale, pledge or other disposition of a Class B Certificate shall be made unless such transfer, sale, pledge or other disposition is exempt from the registration requirements of the Securities Act of 1933, as amended, and any applicable state securities laws or is made in accordance with said Act and laws. In the event that a transfer of a Class B Certificate is to be made either (i)(A) the Trustee shall require a written Opinion of Counsel acceptable to and in form and substance satisfactory to the Trustee and the Company that such transfer may be made pursuant to an exemption, describing the applicable exemption and the basis therefor, from said Act and laws or is being made pursuant to said Act and laws, which Opinion of Counsel shall not be an expense of the Trustee, the Company or the Servicer (except that, if such transfer is made by the Company or the Servicer or any Affiliate thereof, the Company or the Servicer shall provide such Opinion of Counsel at their own expense); provided that such Opinion of Counsel will not be required in connection with the initial transfer of any such Certificate by the Company or any Affiliate thereof to the Company or an Affiliate of the Company and (B) the Trustee shall require the transferee to execute a representation letter, substantially in the form of Exhibit H-1 hereto, and the Trustee shall require the transferor to execute a representation letter, substantially in the form of Exhibit I hereto, each acceptable to and in form and substance satisfactory to the Company and the Trustee certifying to the Company and the Trustee the facts surrounding such transfer, which representation letters shall not be an expense of the Trustee, the Company or the Servicer; provided, however, that such representation letters will not be required in connection with any transfer of any such Certificate by the Company or any Affiliate thereof to the Company or an Affiliate of the Company, and the Trustee shall be entitled to conclusively rely upon a representation (which, upon the request of the Trustee, shall be a written representation) from the Company, of the status of such transferee as an Affiliate of the Company or (ii) the prospective transferee of such a Certificate shall be required to provide the Trustee, the Company and the Servicer with an investment letter substantially in the form of Exhibit J attached hereto (or such other form as the Company in its sole discretion deems acceptable), which investment letter shall not be an expense of the Trustee, the Company or the Servicer, and which investment letter states that, among other things, such transferee (A) is a "qualified institutional buyer" as defined under Rule 144A, acting for its own account or the accounts of other "qualified institutional buyers" as defined under Rule 144A, and (B) is aware that the proposed transferor intends to rely on the exemption from registration requirements under the Securities Act of 1933, as amended, provided by Rule 144A. The Holder of any such Certificate desiring to effect any such transfer, sale, pledge or other disposition shall, and does hereby agree to, indemnify the Trustee, the Company, the Servicer and the Certificate Registrar against any liability that may result if the transfer, sale, pledge or other disposition is not so exempt or is not made in accordance with such federal and state laws.

(e) (i) In the case of any Class M, Class B or Class R Certificate presented for registration in the name of any Person, either (A) the Trustee shall require an Opinion of Counsel acceptable to and in form and substance satisfactory to the Trustee, the Company and the Servicer to the effect that the purchase or holding of such Class M, Class B or Class R Certificate is permissible under applicable law, will not constitute or result in any non-exempt prohibited transaction under Section 406 of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or
     Section  4975 of the  Code  (or  comparable  provisions  of any  subsequent

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     enactments),  and will not subject the Trustee, the Company or the Servicer to any obligation or liability (including obligations or liabilities under ERISA or Section 4975 of the Code) in addition to those undertaken in this Agreement, which Opinion of Counsel shall not be an expense of the Trustee, the Company or the Servicer or (B) the prospective Transferee shall be required to provide the Trustee, the Company and the Servicer with a certification to the effect set forth in paragraph six of Exhibit H-1 (with respect to any Class B Certificate), Exhibit H-2 (with respect to any Class M Certificate) or paragraph fourteen of Exhibit G-1 (with respect to any Class R Certificate), which the Trustee may rely upon without further inquiry or investigation, or such other certifications as the Trustee may deem desirable or necessary in order to establish that such Transferee or the Person in whose name such registration is requested either (a) is not
     an  employee   benefit  plan  or  other  plan  subject  to  the  prohibited transaction provisions of ERISA or Section 4975 of the Code, or any Person (including an investment manager, a named fiduciary or a trustee of any such plan) who is using "plan assets" of any such plan to effect such acquisition (each, a "Plan Investor") or (b) in the case of any Class M or Class B Certificate, the following conditions are satisfied: (i) such Transferee is an insurance company, (ii) the source of funds used to purchase or hold such Certificate (or interest therein) is an "insurance company general account" (as defined in U.S. Department of Labor Prohibited Transaction Class Exemption ("PTCE") 95-60, and (iii) the conditions set forth in Sections I and III of PTCE 95-60 have been satisfied (each entity that satisfies this clause (b), a "Complying Insurance Company").

               (ii) Notwithstanding the foregoing, an Opinion of Counsel or certification will not be required with respect to the transfer of any Class M Certificate to a Depository, or for any subsequent transfer of any interest in a Class M Certificate for so long as such Certificate is a Book-Entry Certificate (each such Class M Certificate, a "Book-Entry Mezzanine Certificate"). Any Transferee of a Book-Entry Mezzanine Certificate will be deemed to have represented by virtue of its purchase or holding of such Certificate (or interest therein) that either (a) such Transferee is not a Plan Investor or (b) such Transferee is a Complying Insurance Company.

               (iii) (A) If any Class M Certificate (or any interest therein) is acquired or held in violation of the provisions of Section (ii) above, then the last preceding Transferee that either (i) is not a Plan Investor or (ii) is a Complying Insurance Company shall be restored, to the extent permitted by law, to all rights and obligations as Certificate Owner thereof retroactive to the date of such Transfer of such Class M Certificate. The Trustee shall be under no liability to any Person for making any payments due on such Certificate to such preceding Transferee.

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                      (B) Any purported  Certificate  Owner whose acquisition or holding of any Book-Entry Mezzanine Certificate (or interest therein) was effected in violation of the restrictions in this
               Section 5.02(e) shall indemnify and hold harmless the Company, the Trustee, the Servicer, any Subservicer, and the Trust Fund from and against any and all liabilities, claims, costs or expenses incurred by such parties as a result of such acquisition or holding.

(f) (i) Each Person who has or who acquires any Ownership Interest in a Class R Certificate shall be deemed by the acceptance or acquisition of such Ownership Interest to have agreed to be bound by the following provisions and to have irrevocably authorized the Trustee or its designee under clause (iii)(A) below to deliver payments to a Person other than such Person and to negotiate the terms of any mandatory sale under clause (iii)(B) below and to execute all instruments of transfer and to do all other things necessary in connection with any such sale. The rights of each Person acquiring any Ownership Interest in a Class R Certificate are expressly subject to the following provisions:

(A) Each Person holding or acquiring any Ownership Interest in a Class R Certificate shall be a Permitted Transferee and shall promptly notify the Trustee of any change or impending change in its status as a Permitted Transferee.

(B) In connection with any proposed Transfer of any Ownership Interest in a Class R Certificate, the Trustee shall require delivery to it, and shall not register the Transfer of any Class R Certificate until its receipt of,
     (I) an affidavit and agreement (a "Transfer  Affidavit and  Agreement,"  in the form attached hereto as Exhibit G-1) from the proposed Transferee, in form and substance satisfactory to the Servicer, representing and warranting, among other things, that it is a Permitted Transferee, that it is not acquiring its Ownership Interest in the Class R Certificate that is the subject of the proposed Transfer as a nominee, trustee or agent for any Person who is not a Permitted Transferee, that for so long as it retains its Ownership Interest in a Class R Certificate, it will endeavor to remain a Permitted Transferee, and that it has reviewed the provisions of this
     Section 5.02(f) and agrees to be bound by them, and (II) a certificate, in the form attached hereto as Exhibit G-2, from the Holder wishing to transfer the Class R Certificate, in form and substance satisfactory to the Servicer, representing and warranting, among other things, that no purpose of the proposed Transfer is to impede the assessment or collection of tax.

(C) Notwithstanding the delivery of a Transfer Affidavit and Agreement by a proposed Transferee under clause (B) above, if a Responsible Officer of the Trustee who is assigned to this Agreement has actual knowledge that the proposed Transferee is not a Permitted Transferee, no Transfer of an Ownership Interest in a Class R Certificate to such proposed Transferee shall be effected.

(D) Each Person holding or acquiring any Ownership Interest in a Class R Certificate shall agree (x) to require a Transfer Affidavit and Agreement from any other Person to whom such Person attempts to transfer its

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     Ownership  Interest in a Class R  Certificate  and (y) not to transfer  its
     Ownership Interest unless it provides a certificate to the Trustee in the form attached hereto as Exhibit G-2.

(E)  Each  Person  holding  or  acquiring  an  Ownership  Interest  in a Class R
     Certificate, by purchasing an Ownership Interest in such Certificate, agrees to give the Trustee written notice that it is a "pass-through interest holder" within the meaning of Temporary Treasury Regulations
     Section   1.67-3T(a)(2)(i)(A)   immediately  upon  acquiring  an  Ownership
     Interest in a Class R Certificate, if it is, or is holding an Ownership Interest in a Class R Certificate on behalf of, a "pass-through interest holder."

(ii) The Trustee will register the Transfer of any Class R Certificate only if it shall have received the Transfer Affidavit and Agreement, a certificate of the Holder requesting such transfer in the form attached hereto as Exhibit G-2 and all of such other documents as shall have been reasonably required by the Trustee as a condition to such registration. Transfers of the Class R Certificates to Non-United States Persons and Disqualified Organizations (as defined in Section 860E(e)(5) of the
        Code) are prohibited.

(iii)(A) If any Disqualified Organization shall become a holder of a Class R Certificate, then the last preceding Permitted Transferee shall be restored, to the extent permitted by law, to all rights and obligations as Holder thereof retroactive to the date of registration of such Transfer of such Class R Certificate. If a Non-United States Person shall become a holder of a Class R Certificate, then the last preceding United States Person shall be restored, to the extent permitted by law, to all rights and obligations as Holder thereof retroactive to the date of registration of such Transfer of such Class R Certificate. If a transfer of a Class R Certificate is disregarded pursuant to the provisions of Treasury Regulations Section 1.860E-1 or Section 1.860G-3, then the last preceding Permitted Transferee shall be restored, to the extent permitted by law, to all rights and obligations as Holder thereof retroactive to the date of registration of such Transfer of such Class R Certificate. The Trustee shall be under no liability to any Person for any registration of Transfer of a Class R Certificate that is in fact not permitted by this Section 5.02(f) or for making any payments due on such Certificate to the holder thereof or for taking any other action with respect to such holder under the provisions of this Agreement.

     (B) If any purported Transferee shall become a Holder of a Class R Certificate in violation of the restrictions in this Section 5.02(f) and to the extent that the retroactive restoration of the rights of the Holder of such Class R Certificate as described in clause (iii)(A) above shall be invalid, illegal or unenforceable, then the Servicer shall have the right, without notice to the holder or any prior holder of such Class R Certificate, to sell such Class R Certificate to a purchaser selected by the Servicer on such terms as the Servicer may choose. Such purported Transferee shall promptly endorse and deliver each Class R Certificate in accordance with the instructions of the Servicer. Such purchaser may be the Servicer itself or any Affiliate of the Servicer. The proceeds of such sale, net of the commissions (which may include commissions payable to the Servicer or its Affiliates), expenses and taxes due, if any, will be remitted by the

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          Servicer to such purported Transferee. The terms and conditions of any sale under this clause (iii)(B) shall be determined in the sole discretion of the Servicer, and the Servicer shall not be liable to any Person having an Ownership Interest in a Class R Certificate as a result of its exercise of such discretion.

(iv) The Trustee shall make available, upon written request from the Internal Revenue Service and any potentially affected Person, all information necessary to compute any tax imposed (A) as a result of the Transfer of an Ownership Interest in a Class R Certificate to any Person who is a Disqualified Organization, including the information regarding "excess inclusions" of such Class R Certificates required to be provided to the Internal Revenue Service and certain Persons as described in Treasury Regulations Sections 1.860D-1(b)(5) and 1.860E-2(a)(5), and (B) as a result of any regulated investment company, real estate investment trust, common Trust Fund, partnership, trust, estate or organization described in Section 1381 of the Code that holds an Ownership Interest in a Class R Certificate having as among its record holders at any time any Person who is a Disqualified Organization. Reasonable compensation for providing such information may be required by the Trustee before it will provide such information to any such potentially affected Person.

(v) The provisions of this Section 5.02(f) set forth prior to this clause (v) may be modified, added to or eliminated, provided that there shall have been delivered to the Trustee the following:

     (A) written notification from each Rating Agency to the effect that the modification, addition to or elimination of such provisions will not cause such Rating Agency to downgrade its then-current ratings, if any, of any Class of the Senior (in the case of the Class A-3 Certificates, such determination shall be made without giving effect to the FSA Policy), Class M or Class B Certificates below the lower of the then-current rating or the rating assigned to such Certificates as of the Closing Date by such Rating Agency; and

     (B) subject to Section 10.01(f), an Officers' Certificate of the Servicer stating that the Servicer has received an Opinion of Counsel, in form and substance satisfactory to the Servicer, to the effect that such modification, addition to or absence of such provisions will not cause any portion of either REMIC to cease to qualify as a REMIC and will not cause (x) any portion of either REMIC to be subject to an entity-level tax caused by the Transfer of any Class R Certificate to a Person that is a Disqualified Organization or (y) a Certificateholder or another Person to be subject to a REMIC-related tax caused by the Transfer of a Class R Certificate to a Person that is not a Permitted Transferee.

(g) No service charge shall be made for any transfer or exchange of Certificates of any Class, but the Trustee may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

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     (h) All  Certificates  surrendered  for  transfer  and  exchange  shall  be destroyed by the Certificate Registrar.

Section 5.03.  Mutilated, Destroyed, Lost or Stolen Certificates.

        If (i) any mutilated Certificate is surrendered to the Certificate Registrar, or the Trustee and the Certificate Registrar receive evidence to their satisfaction of the destruction, loss or theft of any Certificate, and
(ii) there is delivered to the Trustee and the Certificate Registrar such security or indemnity as may be required by them to save each of them harmless, then, in the absence of notice to the Trustee or the Certificate Registrar that such Certificate has been acquired by a bona fide purchaser, the Trustee shall execute and the Certificate Registrar shall authenticate and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Certificate, a new Certificate of like tenor, Class and Percentage Interest but bearing a number not contemporaneously outstanding. Upon the issuance of any new Certificate under this Section, the Trustee may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee and the Certificate Registrar) connected therewith. Any duplicate Certificate issued pursuant to this Section shall constitute complete and indefeasible evidence of ownership in the Trust Fund, as if originally issued, whether or not the lost, stolen or destroyed Certificate shall be found at any time.

Section 5.04.  Persons Deemed Owners.

        Prior to due presentation of a Certificate for registration of transfer, the Company, the Servicer, the Trustee, Financial Security, the Certificate Registrar and any agent of the Company, the Servicer, the Trustee, Financial Security or the Certificate Registrar may treat the Person in whose name any Certificate is registered as the owner of such Certificate for the purpose of receiving distributions pursuant to Section 4.02 and for all other purposes whatsoever, except as and to the extent provided in the definition of "Certificateholder," and neither the Company, the Servicer, the Trustee, Financial Security, the Certificate Registrar nor any agent of the Company, the Servicer, the Trustee, Financial Security or the Certificate Registrar shall be affected by notice to the contrary except as provided in Section 5.02(f).

Section 5.05.  Appointment of Paying Agent.

        The Trustee may appoint a Paying Agent for the purpose of making distributions to the Certificateholders pursuant to Section 4.02. In the event of any such appointment, on or prior to each Distribution Date the Trustee shall deposit or cause to be deposited with the Paying Agent a sum sufficient to make the payments to the Certificateholders in the amounts and in the manner provided for in Section 4.02, such sum to be held in trust for the benefit of the Certificateholders.

        The Trustee shall cause each Paying Agent to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee that such Paying Agent will hold all sums held by it for the payment to the Certificateholders in trust for the benefit of the Certificateholders entitled thereto until such sums shall be paid to such Certificateholders. Any sums so held by such Paying Agent shall be held only in Eligible Accounts to the extent such sums are not distributed to the Certificateholders on the date of receipt by such Paying Agent.

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Section 5.06.  Optional Purchase of Certificates.

(a) On any Distribution Date on which the Pool Stated Principal Balance, prior to giving effect to distributions to be made on such Distribution Date, is less than ten percent of the Cut-off Date Principal Balance of the Mortgage Loans, the Servicer shall have the right, at its option, to purchase the Certificates in whole, but not in part, at a price equal to the outstanding Certificate Principal Balance of such Certificates plus the sum of Accrued Certificate Interest thereon for the related Interest Accrual Period and any previously unpaid Accrued Certificate Interest.

(b) The Servicer shall give the Trustee not less than 60 days' prior notice of the Distribution Date on which the Servicer anticipates that it will purchase the Certificates pursuant to Section 5.06(a). Notice of any such purchase, specifying the Distribution Date upon which the Holders may surrender their Certificates to the Trustee for payment in accordance with this Section 5.06, shall be given promptly by the Servicer by letter to Certificateholders (with a copy to the Certificate Registrar and each Rating Agency) mailed not earlier than the 15th day and not later than the 25th day of the month next preceding the month of such final distribution, specifying:

(i)     the  Distribution  Date  upon  which  purchase  of the  Certificates  is
        anticipated  to  be  made  upon   presentation  and  surrender  of  such
        Certificates at the office or agency of the Trustee therein designated,

(ii)    the purchase price therefor, if known, and

(iii) that the Record Date otherwise applicable to such Distribution Date is not applicable, payments being made only upon presentation and surrender of the Certificates at the office or agency of the Trustee therein specified.

If the Servicer gives the notice specified above, the Servicer shall deposit in the Payment Account before the Distribution Date on which the purchase pursuant to Section 5.06(a) is to be made, in immediately available funds, an amount equal to the purchase price for the Certificates computed as provided above.

(c) Upon presentation and surrender of the Certificates to be purchased pursuant to Section 5.06(a) by the Holders thereof, the Trustee shall distribute to such Holders an amount equal to the outstanding Certificate Principal Balance thereof plus the sum of Accrued Certificate Interest thereon for the related Interest Accrual Period and any previously unpaid Accrued Certificate Interest with respect thereto and any Prepayment Interest Shortfalls allocated to the Insured Certificates to the extent covered by the Insured Reserve Fund or a Guaranteed Distribution.

(d) If any Certificateholders do not surrender their Certificates on or before the Distribution Date on which a purchase pursuant to this Section 5.06 is to be made, the Trustee shall on such date cause all funds in the Payment Account deposited therein by the Servicer pursuant to Section 5.06(b) to be withdrawn therefrom and deposited in a separate escrow account for the benefit of such Certificateholders, and the Servicer shall give a second written notice to such Certificateholders to surrender their Certificates for payment of the purchase price therefor. If within six months after the second notice any Certificate shall not have been surrendered for cancellation, the Trustee shall take

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appropriate  steps as  directed  by the  Servicer to contact the Holders of such
Certificates concerning surrender of their Certificates. The costs and expenses of maintaining the escrow account and of contacting Certificateholders shall be paid out of the assets which remain in the escrow account. If within nine months after the second notice any Certificates shall not have been surrendered for cancellation in accordance with this Section 5.06, the Trustee shall pay to the Servicer all amounts distributable to the Holders thereof and the Servicer shall thereafter hold such amounts until distributed to such Holders. No interest shall accrue or be payable to any Certificateholder on any amount held in the escrow account or by the Servicer as a result of such Certificateholder's failure to surrender its Certificate(s) for payment in accordance with this
Section 5.06. Any Certificate that is not surrendered on the Distribution Date on which a purchase pursuant to this Section 5.06 occurs as provided above will be deemed to have been purchased and the Holder as of such date will have no rights with respect thereto except to receive the purchase price therefor minus any costs and expenses associated with such escrow account and notices allocated thereto. Any Certificates so purchased or deemed to have been purchased on such Distribution Date shall remain outstanding hereunder. The Servicer shall be for all purposes the Holder thereof as of such date.

                                   Article VI

                          THE COMPANY AND THE SERVICER

Section 6.01.  Respective Liabilities of the Company and the Servicer.

        The Company and the Servicer shall each be liable in accordance herewith only to the extent of the obligations specifically and respectively imposed upon and undertaken by the Company and the Servicer herein. By way of illustration and not limitation, the Company is not liable for the servicing and administration of the Mortgage Loans, nor is it obligated by Section 7.01 or
Section 10.01 to assume any obligations of the Servicer or to appoint a designee to assume such obligations, nor is it liable for any other obligation hereunder that it may, but is not obligated to, assume unless it elects to assume such obligation in accordance herewith.

Section 6.02. Merger or Consolidation of the Company or the Servicer; Assignment of Rights and Delegation of Duties by Servicer.

(a) The Company and the Servicer will each keep in full effect its existence, rights and franchises as a corporation under the laws of the state of its incorporation, and will each obtain and preserve its qualification to do business as a foreign corporation in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Agreement, the Certificates or any of the Mortgage Loans and to perform its respective duties under this Agreement.

(b) Any Person into which the Company or the Servicer may be merged or consolidated, or any corporation resulting from any merger or consolidation to which the Company or the Servicer shall be a party, or any Person succeeding to the business of the Company or the Servicer, shall be the successor of the Company or the Servicer, as the case may be, hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto,

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anything herein to the contrary  notwithstanding;  provided,  however,  that the successor or surviving Person to the Servicer shall be qualified to service mortgage loans on behalf of Fannie Mae or Freddie Mac; and provided further that each Rating Agency's ratings, if any, of the Senior (in the case of the Class A-3 Certificates, such determination shall be made without giving effect to the FSA Policy), Class M or Class B Certificates in effect immediately prior to such merger or consolidation will not be qualified, reduced or withdrawn as a result thereof (as evidenced by a letter to such effect from each Rating Agency).

(c) Notwithstanding anything else in this Section 6.02 and Section 6.04 to the contrary, the Servicer may assign its rights and delegate its duties and obligations under this Agreement; provided that the Person accepting such assignment or delegation shall be a Person which is qualified to service mortgage loans on behalf of Fannie Mae or Freddie Mac, is reasonably satisfactory to the Trustee and the Company, is willing to service the Mortgage Loans and executes and delivers to the Company and the Trustee an agreement, in form and substance reasonably satisfactory to the Company and the Trustee, which contains an assumption by such Person of the due and punctual performance and observance of each covenant and condition to be performed or observed by the Servicer under this Agreement; provided further that each Rating Agency's rating of the Classes of Certificates (in the case of the Class A-3 Certificates, such determination shall be made without giving effect to the FSA Policy) that have been rated in effect immediately prior to such assignment and delegation will not be qualified, reduced or withdrawn as a result of such assignment and delegation (as evidenced by a letter to such effect from each Rating Agency). In the case of any such assignment and delegation, the Servicer shall be released from its obligations under this Agreement, except that the Servicer shall remain liable for all liabilities and obligations incurred by it as Servicer hereunder prior to the satisfaction of the conditions to such assignment and delegation set forth in the next preceding sentence.

Section 6.03.  Limitation on Liability of the Company,
                      the Servicer and Others.

        Neither the Company, the Servicer nor any of the directors, officers, employees or agents of the Company or the Servicer shall be under any liability to the Trust Fund or the Certificateholders for any action taken or for refraining from the taking of any action in good faith pursuant to this Agreement, or for errors in judgment; provided, however, that this provision shall not protect the Company, the Servicer or any such Person against any breach of warranties or representations made herein or any liability which would otherwise be imposed by reason of willful misfeasance, bad faith or gross negligence in the performance of duties or by reason of reckless disregard of obligations and duties hereunder. The Company, the Servicer and any director, officer, employee or agent of the Company or the Servicer may rely in good faith on any document of any kind prima facie properly executed and submitted by any Person respecting any matters arising hereunder. The Company, the Servicer and any director, officer, employee or agent of the Company or the Servicer shall be indemnified by the Trust Fund and held harmless against any loss, liability or expense incurred in connection with any legal action relating to this Agreement or the Certificates, other than any loss, liability or expense related to any specific Mortgage Loan or Mortgage Loans (except as any such loss, liability or expense shall be otherwise reimbursable pursuant to this Agreement) and any loss, liability or expense incurred by reason of willful misfeasance, bad faith or gross negligence in the performance of duties hereunder or by reason of reckless disregard of obligations and duties hereunder.

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        Neither the Company nor the Servicer  shall be under any  obligation  to appear in, prosecute or defend any legal or administrative action, proceeding, hearing or examination that is not incidental to its respective duties under this Agreement and which in its opinion may involve it in any expense or liability; provided, however, that the Company or the Servicer may in its discretion undertake any such action, proceeding, hearing or examination that it may deem necessary or desirable in respect to this Agreement and the rights and duties of the parties hereto and the interests of the Certificateholders hereunder. In such event, the legal expenses and costs of such action, proceeding, hearing or examination and any liability resulting therefrom shall be expenses, costs and liabilities of the Trust Fund, and the Company and the Servicer shall be entitled to be reimbursed therefor out of amounts attributable to the Mortgage Loans on deposit in the Custodial Account as provided by Section
3.10 and, on the Distribution Date(s) following such reimbursement, the aggregate of such expenses and costs shall be allocated in reduction of the Accrued Certificate Interest on each Class entitled thereto in the same manner as if such expenses and costs constituted a Prepayment Interest Shortfall.

Section 6.04.  Company and Servicer Not to Resign.

        Subject to the provisions of Section 6.02, neither the Company nor the Servicer shall resign from its respective obligations and duties hereby imposed on it except upon determination that its duties hereunder are no longer permissible under applicable law. Any such determination permitting the resignation of the Company or the Servicer shall be evidenced by an Opinion of Counsel to such effect delivered to the Trustee. No such resignation by the Servicer shall become effective until the Trustee or a successor servicer shall have assumed the Servicer's responsibilities and obligations in accordance with
Section 7.02.

                                  Article VII

                                     DEFAULT

Section 7.01.  Events of Default.

        Event of Default, wherever used herein, means any one of the following events (whatever reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

(i) the Servicer shall fail to deposit or cause to be deposited into the Payment Account any amounts required to be so deposited therein at the time required pursuant to Section 4.01 or otherwise, and in either case, such failure shall continue unremedied for a period of 5 days after the date upon which written notice of such failure, requiring such failure to be remedied, shall have been given to the Servicer by the Trustee or the Company or to the Servicer, the Company and the Trustee by the Holders of Certificates of such Class evidencing Percentage Interests aggregating not less than 25%; or

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(ii) the Servicer  shall fail to observe or perform in any material  respect any other of the covenants or agreements on the part of the Servicer contained in the Certificates of any Class or in this Agreement and such failure shall continue unremedied for a period of 30 days (except that such number of days shall be 15 in the case of a failure to pay the premium for any Required Insurance Policy) after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Servicer by the Trustee or the Company, or to the Servicer, the Company and the Trustee by the Holders of Certificates of any Class evidencing, in the case of any such Class, Percentage Interests aggregating not less than 25%; or

(iii) a decree or order of a court or agency or supervisory authority having jurisdiction in the premises in an involuntary case under any present or future federal or state bankruptcy, insolvency or similar law or appointing a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings, or for the winding-up or liquidation of its affairs, shall have been entered against the Servicer and such decree or order shall have remained in force undischarged or unstayed for a period of 60 days; or

(iv) the Servicer shall consent to the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities, or similar proceedings of, or relating to, the Servicer or of, or relating to, all or substantially all of the property of the Servicer; or

(v) the Servicer shall admit in writing its inability to pay its debts generally as they become due, file a petition to take advantage of, or commence a voluntary case under, any applicable insolvency or reorganization statute, make an assignment for the benefit of its creditors, or voluntarily suspend payment of its obligations; or

(vi) the Servicer shall notify the Trustee pursuant to Section 4.04(b) that it is unable to deposit in the Payment Account an amount equal to the Advance.

        If an Event of Default described in clauses (i)-(v) of this Section shall occur, then, and in each and every such case, so long as such Event of Default shall not have been remedied, the Company may, and at the direction of Holders of Certificates entitled to at least 51% of the Voting Rights, the Trustee shall, by notice in writing to the Servicer (and to the Company if given by the Trustee or to the Trustee if given by the Company), terminate all of the rights and obligations of the Servicer under this Agreement and in and to the Mortgage Loans and the proceeds thereof, other than its rights as a Certificateholder hereunder. If an Event of Default described in clause (vi) hereof shall occur, the Trustee shall, by notice to the Servicer and the Company, immediately terminate all of the rights and obligations of the Servicer under this Agreement and in and to the Mortgage Loans and the proceeds thereof, other than its rights as a Certificateholder hereunder as provided in Section 4.04(b). On or after the receipt by the Servicer of such written notice, all authority and power of the Servicer under this Agreement, whether with respect to the Certificates (other than as a Holder thereof) or the Mortgage Loans or otherwise, shall subject to Section 7.02 pass to and be vested in the Trustee or the Trustee's designee appointed pursuant to Section 7.02; and, without limitation, the Trustee is hereby authorized and empowered to execute and deliver, on behalf of the Servicer, as attorney-in-fact or otherwise, any and all documents and other instruments, and to do or accomplish all other acts or things necessary or appropriate to effect the purposes of such notice of

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termination,  whether to complete the transfer and  endorsement or assignment of the Mortgage Loans and related documents, or otherwise. The Servicer agrees to cooperate with the Trustee in effecting the termination of the Servicer's responsibilities and rights hereunder, including, without limitation, the transfer to the Trustee or its designee for administration by it of all cash amounts which shall at the time be credited to the Custodial Account or the Payment Account or thereafter be received with respect to the Mortgage Loans. No such termination shall release the Servicer for any liability that it would otherwise have hereunder for any act or omission prior to the effective time of such termination.

        Notwithstanding any termination of the activities of GMAC Mortgage Corporation in its capacity as Servicer hereunder, GMAC Mortgage Corporation shall be entitled to receive, out of any late collection of a Monthly Payment on a Mortgage Loan which was due prior to the notice terminating GMAC Mortgage Corporation's rights and obligations as Servicer hereunder and received after such notice, that portion to which GMAC Mortgage Corporation would have been entitled pursuant to Sections 3.10(a)(ii), (vi) and (vii) as well as its Servicing Fee in respect thereof, and any other amounts payable to GMAC Mortgage Corporation hereunder the entitlement to which arose prior to the termination of its activities hereunder.

Section 7.02.  Trustee or Company to Act; Appointment of Successor.

        (a) Within 90 days of the time the Servicer  resigns pursuant to Section
6.04 or receives a notice of termination pursuant to Section 7.01, the Trustee or a successor Servicer appointed by the Trustee hereunder shall be the successor in all respects to the Servicer in its capacity as Servicer under this Agreement and the transactions set forth or provided for herein and shall be subject thereafter to all the responsibilities, duties, liabilities and limitations on liabilities relating thereto placed on the Servicer, including the obligation to make Monthly Advances which have been or will be required to be made, but excluding the representations of the Servicer contained in Section 2.03, by the terms and provisions hereof; provided that any failure to perform such duties or responsibilities caused by the predecessor Servicer's failure to provide information required by Section 4.02 or 4.03 shall not be considered a default by the Trustee as successor Servicer hereunder; and provided further that the Trustee shall have no obligation whatsoever with respect to any liability (other than Monthly Advances deemed recoverable and not previously made) incurred by the predecessor Servicer at or prior to the time of receipt by such Servicer of the notice of termination pursuant to Section 7.01 or receipt by the Trustee of the Opinion of Counsel referred to in Section 6.04. As compensation therefor, the Trustee shall be entitled to the Servicing Fee and all funds relating to the Mortgage Loans which the Servicer would have been entitled to charge to the Custodial Account if the Servicer had continued to act hereunder, except for amounts that the Servicer shall be entitled to receive pursuant to Section 7.01. If the Trustee has become the successor to the
Servicer in accordance with Section 6.04 or this Section 7.02, then notwithstanding the above, if the Trustee shall be unwilling to so act, or shall be unable to so act, the Trustee may appoint, or petition a court of competent jurisdiction to appoint, any established housing and home finance institution , which is also a Fannie Mae or Freddie Mac-approved mortgage servicing institution, having a net worth of not less than $10,000,000 as the successor to the Servicer hereunder in the assumption of all or any part of the responsibilities, duties or liabilities of the Servicer hereunder. Pending appointment of a successor to the Servicer hereunder, the Trustee shall act in

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such capacity as herein above provided.  In connection with such appointment and assumption, the Trustee may make such arrangements for the compensation of such successor out of payments on Mortgage Loans as it and such successor shall agree; provided, however, that no such compensation shall be in excess of that permitted the Servicer hereunder. Each of the Seller, the Trustee and such successor shall take such action, consistent with this Agreement, as shall be necessary to effectuate any such succession.

        If the Trustee becomes the successor to the Servicer hereunder, the Trustee shall be entitled to be reimbursed by the Servicer for all costs associated with the transfer of the servicing of the Mortgage Loans to the Trustee, including any costs or expenses associated with the complete transfer of all servicing data and the completion, correction or manipulation of such servicing data as may be required by the Trustee to correct any errors or insufficiencies in the servicing data or otherwise to enable the Trustee to service the Mortgage Loans in accordance with this Agreement. To the extent that any such costs and expenses of the Trustee resulting from the termination of the Servicer pursuant to this Section 7.02 are not reimbursed by the terminated Servicer, the Trustee shall be entitled to reimbursement of such costs and expenses from the Payment Account.

        Any successor, including the Trustee, to the Servicer shall maintain in force during its term as Servicer hereunder insurance policies and fidelity bonds as may be required to be maintained by the Servicer pursuant to Section 3.12.

        If the Trustee shall succeed to any duties of the Servicer with respect to the Mortgage Loans as provided herein, it shall do so in a separate capacity and not in its capacity as Trustee and, accordingly, the provisions of Article VIII shall be inapplicable to the Trustee in its duties as successor Servicer in the servicing of the Mortgage Loans (although such provisions shall continue to apply to the Trustee in its capacity as trustee); the provisions of Article III, however, shall apply to the Trustee in its capacity as successor Servicer.

        (b) In connection with the termination or resignation of the Servicer hereunder, either (i) the successor Servicer, including the Trustee if the Trustee is acting as successor Servicer, shall represent and warrant that it is a member of MERS in good standing and shall agree to comply in all material respects with the rules and procedures of MERS in connection with the servicing of the Mortgage Loans that are registered with MERS, in which case the predecessor Servicer shall cooperate with the successor Servicer in causing MERS to revise its records to reflect the transfer of servicing to the successor Servicer as necessary under MERS' rules and regulations, or (ii) the predecessor Servicer shall cooperate with the successor Servicer in causing MERS to execute and deliver an assignment of Mortgage in recordable form to transfer the Mortgage from MERS to the Trustee and to execute and deliver such other notices, documents and other instruments as may be necessary or desirable to effect a transfer of such Mortgage Loan or servicing of such Mortgage Loan on the MERS(R) System to the successor Servicer. The predecessor Servicer shall file or cause to be filed any such assignment in the appropriate recording office. The predecessor Servicer shall bear any and all fees of MERS, costs of preparing any assignments of Mortgage, and fees and costs of filing any assignments of Mortgage that may be required under this subsection (b). The successor Servicer shall cause such assignment to be delivered to the Trustee or the Custodian promptly upon receipt of the original with evidence of recording thereon or a copy certified by the public recording office in which such assignment was recorded.

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Section 7.03.  Notification to Certificateholders.

(a) Upon any such termination or appointment of a successor to the Servicer, the Trustee shall give prompt written notice thereof to the Certificateholders at their respective addresses appearing in the Certificate Register.

(b) Within 60 days after the occurrence of any Event of Default, the Trustee shall transmit by mail to all Holders of Certificates notice of each such Event of Default hereunder known to the Trustee, unless such Event of Default shall have been cured or waived.

Section 7.04.  Waiver of Events of Default.

        The Holders representing at least 66% of the Voting Rights affected by a default or Event of Default hereunder may waive such default or Event of Default; provided, however, that (a) a default or Event of Default under clause
(i) of Section 7.01 may be waived only by all of the Holders of Certificates affected by such default or Event of Default and (b) no waiver pursuant to this
Section 7.04 shall affect the Holders of Certificates in the manner set forth in
Section 12.01(b)(i) or (ii). Upon any such waiver of a default or Event of Default by the Holders representing the requisite percentage of Voting Rights affected by such default or Event of Default, such default or Event of Default shall cease to exist and shall be deemed to have been remedied for every purpose hereunder. No such waiver shall extend to any subsequent or other default or Event of Default or impair any right consequent thereon except to the extent expressly so waived.

                                  Article VIII

                             CONCERNING THE TRUSTEE

Section 8.01.  Duties of Trustee.

(a) The Trustee, prior to the occurrence of an Event of Default and after the curing or waiver of all Events of Default which may have occurred, undertakes to perform such duties and only such duties as are specifically set forth in this Agreement. In case an Event of Default has occurred (which has not been cured or waived), the Trustee shall exercise such of the rights and powers vested in it by this Agreement, and use the same degree of care and skill in their exercise as a prudent investor would exercise or use under the circumstances in the conduct of such investor's own affairs.

(b) The Trustee, upon receipt of all resolutions, certificates, statements, opinions, reports, documents, orders or other instruments furnished to the Trustee which are specifically required to be furnished pursuant to any provision of this Agreement, shall examine them to determine whether they conform to the requirements of this Agreement. The Trustee shall notify the Certificateholders of any such documents which do not materially conform to the requirements of this Agreement in the event that the Trustee, after so requesting, does not receive satisfactorily corrected documents.

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        The Trustee shall  forward or cause to be forwarded in a timely  fashion the notices, reports and statements required to be forwarded by the Trustee pursuant to Sections 4.03, 7.03 and 10.01. The Trustee shall furnish in a timely fashion to the Servicer such information as the Servicer may reasonably request from time to time for the Servicer to fulfill its duties as set forth in this
Agreement.   The  Trustee  covenants  and  agrees  that  it  shall  perform  its obligations hereunder in a manner so as to maintain the status of any portion of each REMIC as a REMIC under the REMIC Provisions and (subject to Section 10.01(f)) to prevent the imposition of any federal, state or local income, prohibited transaction, contribution or other tax on the Trust Fund to the extent that maintaining such status and avoiding such taxes are reasonably within the control of the Trustee and are reasonably within the scope of its duties under this Agreement.

(c) No provision of this Agreement shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act or its own willful misconduct; provided, however, that:

(i) Prior to the occurrence of an Event of Default, and after the curing or waiver of all such Events of Default which may have occurred, the duties and obligations of the Trustee shall be determined solely by the express provisions of this Agreement, the Trustee shall not be liable except for the performance of such duties and obligations as are specifically set forth in this Agreement, no implied covenants or obligations shall be read into this Agreement against the Trustee and, in the absence of bad faith on the part of the Trustee, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to the Trustee by the Company or the Servicer and which on their face, do not contradict the requirements of this Agreement;

(ii) The Trustee shall not be personally liable for an error of judgment made in good faith by a Responsible Officer or Responsible Officers of the Trustee, unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts;

(iii) The Trustee shall not be personally liable with respect to any action taken, suffered or omitted to be taken by it in good faith in accordance with the direction of Certificateholders of any Class holding Certificates which evidence, as to such Class, Percentage Interests aggregating not less than 25% as to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Agreement;

(iv) The Trustee shall not be charged with knowledge of any default (other than a default in payment to the Trustee) specified in clauses (i) and
        (ii) of Section 7.01 or an Event of Default under clauses (iii), (iv) and (v) of Section 7.01 unless a Responsible Officer of the Trustee assigned to and working in the Corporate Trust Office obtains actual knowledge of such failure or event or the Trustee receives written notice of such failure or event at its Corporate Trust Office from the Servicer, the Company or any Certificateholder; and

(v) Except to the extent provided in Section 7.02, no provision in this Agreement shall require the Trustee to expend or risk its own funds (including, without limitation, the making of any Advance) or otherwise

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        incur any personal financial  liability in the performance of any of its duties as Trustee hereunder, or in the exercise of any of its rights or powers, if the Trustee shall have reasonable grounds for believing that repayment of funds or adequate indemnity against such risk or liability is not reasonably assured to it.

(d) The Trustee shall timely pay, from its own funds, the amount of any and all federal, state and local taxes imposed on the Trust Fund or its assets or transactions including, without limitation, (A) "prohibited transaction" penalty taxes as defined in Section 860F of the Code, if, when and as the same shall be due and payable, (B) any tax on contributions to a REMIC after the Closing Date imposed by Section 860G(d) of the Code and (C) any tax on "net income from foreclosure property" as defined in Section 860G(c) of the Code, but only if such taxes arise out of a breach by the Trustee of its obligations hereunder, which breach constitutes negligence or willful misconduct of the Trustee.

Section 8.02.  Certain Matters Affecting the Trustee.

(a)     Except as otherwise provided in Section 8.01:

(i) The Trustee may rely and shall be protected in acting or refraining from acting upon any resolution, Officers' Certificate, certificate of auditors or any other certificate, statement, instrument, opinion, report, notice, request, consent, order, appraisal, bond or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

(ii) The Trustee may consult with counsel and any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken or suffered or omitted by it hereunder in good faith and in accordance with such Opinion of Counsel;

(iii)The Trustee shall be under no obligation to exercise any of the trusts or powers vested in it by this Agreement or to institute, conduct or defend any litigation hereunder or in relation hereto at the request, order or direction of any of the Certificateholders, pursuant to the provisions of this Agreement, unless such Certificateholders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which may be incurred therein or thereby; nothing contained herein shall, however, relieve the Trustee of the obligation, upon the occurrence of an Event of Default (which has not been cured or waived), to exercise such of the rights and powers vested in it by this Agreement, and to use the same degree of care and skill in their exercise as a prudent investor would exercise or use under the circumstances in the conduct of such investor's own affairs;

(iv) The Trustee shall not be personally liable for any action taken, suffered or omitted by it in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Agreement;

(v) Prior to the occurrence of an Event of Default hereunder and after the curing or waiver of all Events of Default which may have occurred, the Trustee shall not be bound to make any investigation into the facts or

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     matters  stated  in any  resolution,  certificate,  statement,  instrument, opinion, report, notice, request, consent, order, approval, bond or other paper or document, unless requested in writing so to do by Holders of Certificates of any Class evidencing, as to such Class, Percentage Interests, aggregating not less than 50%; provided, however, that if the payment within a reasonable time to the Trustee of the costs, expenses or liabilities likely to be incurred by it in the making of such investigation is, in the opinion of the Trustee, not reasonably assured to the Trustee by the security afforded to it by the terms of this Agreement, the Trustee may require reasonable indemnity against such expense or liability as a
     condition  to  so  proceeding.   The  reasonable   expense  of  every  such
     examination shall be paid by the Servicer, if an Event of Default shall have occurred and is continuing, and otherwise by the Certificateholder requesting the investigation;

(vi) The Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys; and

(vii)To the extent authorized under the Code and the regulations promulgated thereunder, each Holder of a Class R Certificate hereby irrevocably appoints and authorizes the Trustee to be its attorney-in-fact for purposes of signing any Tax Returns required to be filed on behalf of the Trust Fund. The Trustee shall sign on behalf of the Trust Fund and deliver to the Servicer in a timely manner any Tax Returns prepared by or on behalf of the Servicer that the Trustee is required to sign as determined by the Servicer pursuant to applicable federal, state or local tax laws, provided that the Servicer shall indemnify the Trustee for signing any such Tax Returns that contain errors or omissions.

(b) Following the issuance of the Certificates, the Trustee shall not accept any contribution of assets to the Trust Fund unless (subject to Section 10.01(f)) it shall have obtained or been furnished with an Opinion of Counsel, which shall not be a cost of the Trustee or the Trust Fund, to the effect that such contribution will not (i) cause any portion of either REMIC to fail to qualify as a REMIC at any time that any Certificates are outstanding or (ii) cause the Trust Fund to be subject to any federal tax as a result of such contribution (including the imposition of any federal tax on "prohibited transactions" imposed under Section 860F(a) of the Code).

Section 8.03.  Trustee Not Liable for Certificates or Mortgage Loans.

        The recitals contained herein and in the Certificates (other than the execution of the Certificates and relating to the acceptance and receipt of the Mortgage Loans) shall be taken as the statements of the Company or the Servicer as the case may be, and the Trustee assumes no responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this Agreement or of the Certificates (except that the Certificates shall be duly and validly executed and authenticated by it as Certificate Registrar) or of any Mortgage Loan or related document , or of MERS or the MERS(R) System. Except as otherwise provided herein, the Trustee shall not be accountable for the use or application by the Company or the Servicer of any of the Certificates or of the proceeds of such Certificates, or for the use or application of any funds paid to the Company or the Servicer in respect of the Mortgage Loans or deposited in or withdrawn from the Custodial Account or the Payment Account by the Company or the Servicer.


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Section 8.04.  Trustee May Own Certificates.

        The Trustee in its individual or any other capacity may become the owner or pledgee of Certificates with the same rights it would have if it were not Trustee.

Section 8.05.  Servicer to Pay Trustee's Fees and Expenses; Indemnification.

(a) The Servicer shall pay the Trustee's fees hereunder pursuant to a fee agreement to be entered into between the Servicer and the Trustee.

(b) The Servicer agrees to indemnify the Trustee for, and to hold the Trustee harmless against, any loss, liability or expense incurred without negligence or willful misconduct on the Trustee's part, arising out of, or in connection with, the acceptance and administration of the Trust Fund, including the costs and expenses (including reasonable legal fees and expenses) of defending itself against any claim in connection with the exercise or performance of any of its powers or duties under this Agreement and the Custodial Agreement, provided that:

(i) with respect to any such claim, the Trustee shall have given the Servicer written notice thereof promptly after the Trustee shall have actual knowledge thereof;

(ii) while maintaining control over its own defense, the Trustee shall cooperate and consult fully with the Servicer in preparing such defense; and

(iii) notwithstanding anything in this Agreement to the contrary, the Servicer shall not be liable for settlement of any claim by the Trustee entered into without the prior consent of the Servicer which consent shall not be unreasonably withheld.

No termination of this Agreement  shall affect the  obligations  created by this
Section 8.05(b) of the Servicer to indemnify the Trustee under the conditions and to the extent set forth herein.

        Notwithstanding the foregoing, the indemnification provided by the Servicer in this Section 8.05(b) shall not pertain to any loss, liability or expense of the Trustee, including the costs and expenses of defending itself against any claim, incurred in connection with any actions taken by the Trustee at the direction of the Certificateholders pursuant to the terms of this Agreement.

Section 8.06.  Eligibility Requirements for Trustee.

        The Trustee hereunder shall at all times be a corporation or a national banking association having its principal office in a state and city acceptable to the Company and organized and doing business under the laws of such state or the United States of America, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least $50,000,000 and subject to supervision or examination by federal or state authority. If such corporation or national banking association publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purposes of this Section the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. In case at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section, the Trustee shall resign immediately in the manner and with the effect specified in Section 8.07.


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Section 8.07.  Resignation and Removal of the Trustee.

(a) The Trustee may at any time resign and be discharged from the trusts hereby created by giving written notice thereof to the Company. Upon receiving such notice of resignation, the Company shall promptly appoint a successor trustee by written instrument, in duplicate, one copy of which instrument shall be delivered to the resigning Trustee and one copy to the successor trustee. If no successor trustee shall have been so appointed and have accepted appointment within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor trustee.

(b) If at any time the Trustee shall cease to be eligible in accordance with the provisions of Section 8.06 and shall fail to resign after written request therefor by the Company, or if at any time the Trustee shall become incapable of acting, or shall be adjudged bankrupt or insolvent, or a receiver of the Trustee or of its property shall be appointed, or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then the Company may remove the Trustee and appoint a successor trustee by written instrument, in duplicate, one copy of which instrument shall be delivered to the Trustee so removed and one copy to the successor trustee. In addition, in the event that the Company determines that the Trustee has failed (i) to distribute or cause to be distributed to the Certificateholders any amount required to be distributed hereunder, if such amount is held by the Trustee or its Paying Agent (other than the Servicer or the Company) for distribution or (ii) to otherwise observe or perform in any material respect any of its covenants, agreements or obligations hereunder, and such failure shall continue unremedied for a period of 5 days (in respect of clause (i) above) or 30 days (in respect of clause (ii) above) after the date on which written notice of such failure, requiring that the same be remedied, shall have been given to the Trustee by the Company, then the Company may remove the Trustee and appoint a successor trustee by written instrument delivered as provided in the preceding sentence. In connection with the appointment of a successor trustee pursuant to the preceding sentence, the Company shall, on or before the date on which any such appointment becomes effective, obtain from each Rating Agency written confirmation that the appointment of any such successor trustee will not result in the reduction of the ratings on any class of the Certificates below the lesser of the then current or original ratings on such Certificates.

(c) The Holders of Certificates entitled to at least 51% of the Voting Rights may at any time remove the Trustee and appoint a successor trustee by written instrument or instruments, in triplicate, signed by such Holders or their attorneys-in-fact duly authorized, one complete set of which instruments shall be delivered to the Company, one complete set to the Trustee so removed and one complete set to the successor so appointed.

(d) Any resignation or removal of the Trustee and appointment of a successor trustee pursuant to any of the provisions of this Section shall become effective upon acceptance of appointment by the successor trustee as provided in Section 8.08.

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Section 8.08.  Successor Trustee.

(a) Any successor trustee appointed as provided in Section 8.07 shall execute, acknowledge and deliver to the Company and to its predecessor trustee an instrument accepting such appointment hereunder, and thereupon the resignation or removal of the predecessor trustee shall become effective and such successor trustee shall become effective and such successor trustee, without any further act, deed or conveyance, shall become fully vested with all the rights, powers, duties and obligations of its predecessor hereunder, with the like effect as if originally named as trustee herein. The predecessor trustee shall deliver to the successor trustee all Mortgage Files and related documents and statements held by it hereunder (other than any Mortgage Files at the time held by a Custodian, which shall become the agent of any successor trustee hereunder), and the Company, the Servicer and the predecessor trustee shall execute and deliver such instruments and do such other things as may reasonably be required for more fully and certainly vesting and confirming in the successor trustee all such rights, powers, duties and obligations.

(b) No successor trustee shall accept appointment as provided in this Section unless at the time of such acceptance such successor trustee shall be eligible under the provisions of Section 8.06.

(c) Upon acceptance of appointment by a successor trustee as provided in this Section, the Company shall mail notice of the succession of such trustee hereunder to all Holders of Certificates at their addresses as shown in the Certificate Register. If the Company fails to mail such notice within 10 days after acceptance of appointment by the successor trustee, the successor trustee shall cause such notice to be mailed at the expense of the Company.

Section 8.09.  Merger or Consolidation of Trustee.

        Any corporation or national banking association into which the Trustee may be merged or converted or with which it may be consolidated or any corporation or national banking association resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation or national banking association succeeding to the business of the Trustee, shall be the successor of the Trustee hereunder, provided such corporation or national banking association shall be eligible under the provisions of Section 8.06, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding. The Trustee shall mail notice of any such merger or consolidation to the Certificateholders at their address as shown in the Certificate Register.

Section 8.10.  Appointment of Co-Trustee or Separate Trustee.

(a) Notwithstanding any other provisions hereof, at any time, for the purpose of meeting any legal requirements of any jurisdiction in which any part of the Trust Fund or property securing the same may at the time be located, the Servicer and the Trustee acting jointly shall have the power and shall execute and deliver all instruments to appoint one or more Persons approved by the Trustee to act as co-trustee or co-trustees, jointly with the Trustee, or separate trustee or separate trustees, of all or any part of the Trust Fund, and to vest in such Person or Persons, in such capacity, such title to the Trust Fund, or any part thereof, and, subject to the other provisions of this Section 8.10, such powers, duties, obligations, rights and trusts as the Servicer and the Trustee may consider necessary or desirable. If the Servicer shall not have

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joined in such  appointment  within 15 days after the receipt by it of a request so to do, or in case an Event of Default shall have occurred and be continuing, the Trustee alone shall have the power to make such appointment. No co-trustee or separate trustee hereunder shall be required to meet the terms of eligibility as a successor trustee under Section 8.06 hereunder and no notice to Holders of Certificates of the appointment of co-trustee(s) or separate trustee(s) shall be required under Section 8.08 hereof.

(b) In the case of any appointment of a co-trustee or separate trustee pursuant to this Section 8.10 all rights, powers, duties and obligations conferred or imposed upon the Trustee shall be conferred or imposed upon and exercised or performed by the Trustee, and such separate trustee or co-trustee jointly, except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed (whether as Trustee hereunder or as successor to the Servicer hereunder), the Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to the Trust Fund or any portion thereof in any such jurisdiction) shall be exercised and performed by such separate trustee or co-trustee at the direction of the Trustee.

(c) Any notice, request or other writing given to the Trustee shall be deemed to have been given to each of the then separate trustees and co-trustees, as effectively as if given to each of them. Every instrument appointing any separate trustee or co-trustee shall refer to this Agreement and the conditions of this Article VIII. Each separate trustee and co-trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Trustee or separately, as may be provided therein, subject to all the provisions of this Agreement, specifically including every provision of this Agreement relating to the conduct of, affecting the liability of, or affording protection to, the Trustee. Every such instrument shall be filed with the Trustee.

(d) Any separate trustee or co-trustee may, at any time, constitute the Trustee, its agent or attorney-in-fact, with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this Agreement on its behalf and in its name. If any separate trustee or co-trustee shall die, become incapable of acting, resign or be removed, all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Trustee, to the extent permitted by law, without the appointment of a new or successor trustee.

Section 8.11.  Appointment of Custodians.

        The Trustee may, with the consent of the Servicer and the Company, appoint one or more Custodians who, except for Escrow Bank USA, an industrial loan corporation organized under the laws of the State of Utah, are not Affiliates of the Company, the Servicer or the Seller to hold all or a portion of the Mortgage Files as agent for the Trustee, by entering into a Custodial Agreement; provided, however, that the Trustee may appoint a Custodian that is an Affiliate of the Company, the Servicer or the Seller if the Trustee receives written confirmation from each Rating Agency that such appointment will not reduce the rating assigned to any Class of Certificates by such Rating Agency (without giving effect to the FSA Policy in the case of the Class A-3 Certificates) below the lower of the then-current rating or the rating assigned to such Certificates as of the Closing Date by such Rating Agency. Subject to
Article  VIII,  the Trustee  agrees to comply  with the terms of each  Custodial

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Agreement and to enforce the terms and provisions  thereof against the Custodian for the benefit of the Certificateholders. Each Custodian shall be a depository institution subject to supervision by federal or state authority and shall be qualified to do business in the jurisdiction in which it holds any Mortgage File. Each Custodian (other than the Custodian appointed as of the Closing Date) shall have a combined capital and surplus of at least $10,000,000. Each Custodial Agreement may be amended only as provided in Section 12.01. The Trustee shall notify the Certificateholders of the appointment of any Custodian (other than the Custodian appointed as of the Closing Date) pursuant to this
Section 8.11.

Section 8.12.  Appointment of Office or Agency.

        The Trustee will maintain an office or agency in the City of Minneapolis where Certificates may be surrendered for registration of transfer or exchange. The Trustee initially designates its offices located at Norwest Center, Sixth and Marquette, Minneapolis, Minnesota 55479-1026 for the purposes of keeping the Certificate Register. The Trustee will maintain an office at each of the addresses stated in Section 12.05 hereof where notices and demands to or upon the Trustee in respect of this Agreement may be served.

                                   Article IX

                                   TERMINATION

Section 9.01.  Termination Upon Purchase by the Servicer
                      or the Company or Liquidation of All Mortgage Loans.

(a) Subject to Section 9.02, the respective obligations and responsibilities of the Company, the Servicer and the Trustee created hereby in respect of the Certificates (other than the obligation of the Trustee to make certain payments after the Final Distribution Date to Certificateholders and the obligation of the Company to send certain notices as hereinafter set forth) shall terminate upon the last action required to be taken by the Trustee on the Final Distribution Date pursuant to this Article IX following the earlier of:

(i) the later of the final payment or other liquidation (or any Advance with respect thereto) of the last Mortgage Loan remaining in the Trust Fund or the disposition of all property acquired upon foreclosure or deed in lieu of foreclosure of any Mortgage Loan, or

(ii) the purchase by the Servicer of all Mortgage Loans and all property acquired in respect of any Mortgage Loan remaining in the Trust Fund at a price equal to 100% of the unpaid principal balance of each Mortgage Loan or, the fair market value of the related underlying property of such Mortgage Loan with respect to Mortgage Loans as to which title has been acquired if such fair market value is less than such unpaid principal balance (net of any unreimbursed Advances attributable to principal) on the day of repurchase plus accrued interest thereon at the Net Mortgage Rate (or Modified Net Mortgage Rate in the case of any Modified Mortgage Loan) to, but not including, the first day of the month in which such repurchase price is distributed, provided, however, that in no event shall the trust

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     created hereby continue beyond the expiration of 21 years from the death of the last survivor of the descendants of Joseph P. Kennedy, the late ambassador of the United States to the Court of St. James, living on the date hereof and provided further that the purchase price set forth above shall be increased as is necessary, as determined by the Servicer, to avoid disqualification of any portion of either REMIC as a REMIC.

        The right of the Servicer to purchase all the assets of the Trust Fund pursuant to clause (ii) above is conditioned upon the Pool Stated Principal Balance as of the Final Distribution Date, prior to giving effect to distributions to be made on such Distribution Date, being less than ten percent of the Cut-off Date Principal Balance of the Mortgage Loans. If such right is exercised by the Servicer, the Servicer shall be deemed to have been reimbursed for the full amount of any unreimbursed Advances theretofore made by it with respect to the Mortgage Loans. In addition, the Servicer, shall provide to the Trustee the certification required by Section 3.15 and the Trustee and any Custodian shall, promptly following payment of the purchase price, release to the Servicer, as applicable, the Mortgage Files pertaining to the Mortgage Loans being purchased.

(b) The Servicer shall give the Trustee not less than 60 days' prior notice of the Distribution Date on which the Servicer anticipates that the final distribution will be made to Certificateholders (whether as a result of the exercise by the Servicer of its right to purchase the assets of the Trust Fund or otherwise). Notice of any termination, specifying the anticipated Final Distribution Date (which shall be a date that would otherwise be a Distribution
Date) upon which the Certificateholders may surrender their Certificates to the Trustee (if so required by the terms hereof) for payment of the final distribution and cancellation, shall be given promptly by the Servicer (if it is exercising its right to purchase the assets of the Trust Fund), or by the Trustee (in any other case) by letter to the Certificateholders mailed not earlier than the 15th day and not later than the 25th day of the month next preceding the month of such final distribution specifying:

(i) the anticipated Final Distribution Date upon which final payment of the Certificates is anticipated to be made upon presentation and surrender of Certificates at the office or agency of the Trustee therein designated,

(ii)    the amount of any such final payment, if known, and

(iii) that the Record Date otherwise applicable to such Distribution Date is not applicable, and in the case of the Senior Certificates and Class M Certificates, that payment will be made only upon presentation and surrender of the Certificates at the office or agency of the Trustee therein specified.

If the Servicer is obligated to give notice to Certificateholders as aforesaid, it shall give such notice to the Certificate Registrar at the time such notice is given to Certificateholders. In the event such notice is given by the Servicer, the Servicer shall deposit in the Payment Account before the Final Distribution Date in immediately available funds an amount equal to the purchase price for the assets of the Trust Fund computed as above provided.

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(c)  In  the  case  of  the  Senior,  Class  M or  Class  B  Certificates,  upon presentation and surrender of the Certificates by the Certificateholders thereof, the Trustee shall distribute to the Certificateholders (i) the amount otherwise distributable on such Distribution Date, if not in connection with the Seller's election to repurchase, or (ii) if the Seller elected to so repurchase, an amount determined as follows: (A) with respect to each Certificate the outstanding Certificate Principal Balance thereof, plus Accrued Certificate Interest for the related Interest Accrual Period thereon and any previously unpaid Accrued Certificate Interest, subject to the priority set forth in
Section 4.02(a) and any Prepayment Interest Shortfalls allocated to the Insured Certificates to the extent covered by the Insured Reserve Fund or a Guaranteed Distribution, and (B) with respect to the Class R Certificates, any excess of the amounts available for distribution (including the repurchase price specified in clause (ii) of subsection (a) of this Section) over the total amount distributed under the immediately preceding clause (A).

(d) If any Certificateholders shall not surrender their Certificates for final payment and cancellation on or before the Final Distribution Date (if so required by the terms hereof), the Trustee shall on such date cause all funds in the Payment Account not distributed in final distribution to Certificateholders to be withdrawn therefrom and credited to the remaining Certificateholders by depositing such funds in a separate escrow account for the benefit of such Certificateholders, and the Servicer (if it exercised its right to purchase the assets of the Trust Fund), or the Trustee (in any other case) shall give a second written notice to the remaining Certificateholders to surrender their Certificates for cancellation and receive the final distribution with respect thereto. If within six months after the second notice any Certificate shall not have been surrendered for cancellation, the Trustee shall take appropriate steps as directed by the Servicer to contact the remaining Certificateholders concerning surrender of their Certificates. The costs and expenses of maintaining the escrow account and of contacting Certificateholders shall be paid out of the assets which remain in the escrow account. If within nine months after the second notice any Certificates shall not have been surrendered for cancellation, the Trustee shall pay to the Servicer all amounts distributable to the holders thereof and the Servicer shall thereafter hold such amounts until distributed to such holders. No interest shall accrue or be payable to any Certificateholder on any amount held in the escrow account or by the Servicer as a result of such Certificateholder's failure to surrender its Certificate(s) for final payment thereof in accordance with this Section 9.01.

Section 9.02.  Additional Termination Requirements.

(a) Each REMIC that comprises the Trust Fund shall be terminated in accordance with the following additional requirements, unless (subject to Section 10.01(f)) the Trustee and the Servicer have received an Opinion of Counsel (which Opinion of Counsel shall not be an expense of the Trustee) to the effect that the failure of either REMIC to comply with the requirements of this Section 9.02 will not (i) result in the imposition on the Trust Fund of taxes on "prohibited transactions," as described in Section 860F of the Code, or (ii) cause either REMIC to fail to qualify as a REMIC at any time that any Certificate is outstanding:

(i) The Servicer shall establish a 90-day liquidation period for such REMIC and specify the first day of such period in a statement attached to the Trust Fund's final Tax Return pursuant to Treasury regulations Section 1.860F-1. The Servicer also shall satisfy all of the requirements of a qualified liquidation for a REMIC under Section 860F of the Code and regulations thereunder;

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(ii)    The Servicer shall notify the Trustee at the commencement of such 90-day liquidation period and, at or prior to the time of making of the final payment on the Certificates, the Trustee shall sell or otherwise dispose of all of the remaining assets of the Trust Fund in accordance with the terms hereof; and

(iii) If the Servicer or the Company is exercising its right to purchase the assets of the Trust Fund, the Servicer shall, during the 90-day liquidation period and at or prior to the Final Distribution Date, purchase all of the assets of the Trust Fund for cash.

(b) Each Holder of a Certificate and the Trustee hereby irrevocably approves and appoints the Servicer as its attorney-in-fact to adopt a plan of complete liquidation for such REMIC at the expense of the Trust Fund in accordance with the terms and conditions of this Agreement.

                                   Article X

                                REMIC PROVISIONS

Section 10.01. REMIC Administration.

(a) The REMIC Administrator shall make an election to treat the Trust Fund as two REMICs under the Code and, if necessary, under applicable state law. The assets of each REMIC are set forth in this Agreement. Such election will be made on Form 1066 or other appropriate federal tax or information return (including Form 8811) or any appropriate state return for the taxable year ending on the last day of the calendar year in which the Certificates are issued. For the purposes of the REMIC elections in respect of the Trust Fund, Certificates and interests to be designated as the "regular interests" and the sole class of "residual interests" in each REMIC will be set forth in Section 10.03. The REMIC Administrator and the Trustee shall not permit the creation of any "interests" (within the meaning of Section 860G of the Code) in each REMIC elected in respect of the Trust Fund other than the "regular interests" and "residual interests" so designated.

(b) The Closing Date is hereby designated as the "startup day" of the Trust Fund within the meaning of Section 860G(a)(9) of the Code.

(c) GMAC Mortgage Corporation shall hold a Class R Certificate representing a 0.01% Percentage Interest in each Class of the Class R Certificates and shall be designated as "the tax matters person" with respect to each REMIC in the manner provided under Treasury regulations section 1.860F-4(d) and Treasury regulations section 301.6231(a)(7)-1.  The REMIC Administrator, as tax matters person, shall
(i) act on behalf of each REMIC in relation to any tax matter or controversy involving the Trust Fund and (ii) represent the Trust Fund in any administrative or judicial proceeding relating to an examination or audit by any governmental taxing authority with respect thereto. The legal expenses, including without limitation attorneys' or accountants' fees, and costs of any such proceeding and any liability resulting therefrom shall be expenses of the Trust Fund and the REMIC Administrator shall be entitled to reimbursement therefor out of amounts attributable to the Mortgage Loans on deposit in the Custodial Account as provided by Section 3.10 unless such legal expenses and costs are incurred by reason of the REMIC Administrator's willful misfeasance, bad faith or gross negligence.

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

(d) The REMIC Administrator shall prepare or cause to be prepared all of the Tax Returns that it determines are required with respect to each REMIC created hereunder and deliver such Tax Returns in a timely manner to the Trustee and the Trustee shall sign and file such Tax Returns in a timely manner. The expenses of preparing such returns shall be borne by the REMIC Administrator without any right of reimbursement therefor. The REMIC Administrator agrees to indemnify and hold harmless the Trustee with respect to any tax or liability arising from the Trustee's signing of Tax Returns that contain errors or omissions. The Trustee and Servicer shall promptly provide the REMIC Administrator with such information as the REMIC Administrator may from time to time request for the purpose of enabling the REMIC Administrator to prepare Tax Returns.

(e) The REMIC Administrator shall provide (i) to any Transferor of a Class R Certificate such information as is necessary for the application of any tax relating to the transfer of a Class R Certificate to any Person who is not a Permitted Transferee, (ii) to the Trustee, and the Trustee shall forward to the Certificateholders, such information or reports as are required by the Code or the REMIC Provisions including reports relating to interest, original issue discount and market discount or premium (using the Prepayment Assumption) and
(iii) to the Internal Revenue Service the name, title, address and telephone number of the person who will serve as the representative of each REMIC.

(f) The Servicer and the REMIC Administrator shall take such actions and shall cause each REMIC created hereunder to take such actions as are reasonably within the Servicer's or the REMIC Administrator's control and the scope of its duties more specifically set forth herein as shall be necessary or desirable to maintain the status of each REMIC as a REMIC under the REMIC Provisions (and the Trustee shall assist the Servicer and the REMIC Administrator, to the extent reasonably requested by the Servicer and the REMIC Administrator to do so). The Servicer and the REMIC Administrator shall not knowingly or intentionally take any action, cause the Trust Fund to take any action or fail to take (or fail to cause to be taken) any action reasonably within their respective control that, under the REMIC Provisions, if taken or not taken, as the case may be, could (i) endanger the status of any portion of either REMIC as a REMIC or (ii) result in the imposition of a tax upon either REMIC (including but not limited to the tax on prohibited transactions as defined in Section 860F(a)(2) of the Code and the tax on contributions to a REMIC set forth in Section 860G(d) of the Code) (either such event, in the absence of an Opinion of Counsel or the indemnification referred to in this sentence, an "Adverse REMIC Event") unless the Servicer or the REMIC Administrator, as applicable, has received an Opinion of Counsel (at the expense of the party seeking to take such action or, if such party fails to pay such expense, and the Servicer or the REMIC Administrator, as applicable, determines that taking such action is in the best interest of the Trust Fund and the Certificateholders, at the expense of the Trust Fund, but in no event at the expense of the Servicer, the REMIC Administrator or the Trustee) to the effect that the contemplated action will not, with respect to each REMIC created hereunder, endanger such status or, unless the Servicer, the REMIC Administrator or both, as applicable, determine in its or their sole discretion to indemnify the Trust Fund against the imposition of such a tax, result in the imposition of such a tax. Wherever in this Agreement a contemplated action may not be taken because the timing of such action might result in the imposition of a tax on the Trust Fund, or may only be taken pursuant to an Opinion of Counsel

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that such  action  would not  impose a tax on the Trust  Fund,  such  action may nonetheless be taken provided that the indemnity given in the preceding sentence with respect to any taxes that might be imposed on the Trust Fund has been given and that all other preconditions to the taking of such action have been satisfied. The Trustee shall not take or fail to take any action (whether or not authorized hereunder) as to which the Servicer or the REMIC Administrator, as applicable, has advised it in writing that it has received an Opinion of Counsel to the effect that an Adverse REMIC Event could occur with respect to such action. In addition, prior to taking any action with respect to either REMIC created hereunder or any related assets thereof, or causing either REMIC to take any action, which is not expressly permitted under the terms of this Agreement, the Trustee will consult with the Servicer or the REMIC Administrator, as applicable, or its designee, in writing, with respect to whether such action could cause an Adverse REMIC Event to occur with respect to either REMIC, and the Trustee shall not take any such action or cause either REMIC to take any such action as to which the Servicer or the REMIC Administrator, as applicable, has advised it in writing that an Adverse REMIC Event could occur. The Servicer or the REMIC Administrator, as applicable, may consult with counsel to make such written advice, and the cost of same shall be borne by the party seeking to take the action not expressly permitted by this Agreement, but in no event at the expense of the Servicer or the REMIC Administrator. At all times as may be required by the Code, the Servicer will to the extent within its control and the scope of its duties more specifically set forth herein, maintain substantially all of the assets of each REMIC created hereunder as "qualified mortgages" as defined in Section 860G(a)(3) of the Code and "permitted investments" as defined in Section 860G(a)(5) of the Code.

(g) In the event that any tax is imposed on "prohibited transactions" of either REMIC created hereunder as defined in Section 860F(a)(2) of the Code, on "net income from foreclosure property" of either REMIC as defined in Section 860G(c) of the Code, on any contributions to either REMIC after the Startup Day therefor pursuant to Section 860G(d) of the Code, or any other tax is imposed by the Code or any applicable provisions of state or local tax laws, such tax shall be charged (i) to the Servicer, if such tax arises out of or results from a breach by the Servicer of any of its obligations under this Agreement or the Servicer has in its sole discretion determined to indemnify the Trust Fund against such tax, (ii) to the Trustee, if such tax arises out of or results from a breach by the Trustee of any of its obligations under this Article X, or (iii) otherwise against amounts on deposit in the Custodial Account as provided by Section 3.10 and on the Distribution Date(s) following such reimbursement the aggregate of such taxes shall be allocated in reduction of the Accrued Certificate Interest on each Class entitled thereto in the same manner as if such taxes constituted a Prepayment Interest Shortfall.

(h) The Trustee and the Servicer shall, for federal income tax purposes, maintain books and records with respect to each REMIC created hereunder on a calendar year and on an accrual basis or as otherwise may be required by the REMIC Provisions.

(i) Following the Startup Day, neither the Servicer nor the Trustee shall accept any contributions of assets to either REMIC created hereunder unless (subject to Section 10.01(f)) the Servicer and the Trustee shall have received an Opinion of Counsel (at the expense of the party seeking to make such contribution) to the effect that the inclusion of such assets in such REMIC will not cause either

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REMIC  to fail to  qualify  as a REMIC at any time  that  any  Certificates  are outstanding or subject either REMIC to any tax under the REMIC Provisions or other applicable provisions of federal, state and local law or ordinances.

(j) Neither the Servicer nor the Trustee shall (subject to Section 10.01(f)) enter into any arrangement by which either REMIC created hereunder will receive a fee or other compensation for services nor permit either REMIC to receive any income from assets other than "qualified mortgages" as defined in Section 860G(a)(3) of the Code or "permitted investments" as defined in Section 860G(a)(5) of the Code.

(k) Solely for the purposes of Section 1.860G-1(a)(4)(iii) of the Treasury Regulations, the "latest possible maturity date" by which the Certificate Principal Balance of each Class of Certificates (other than the Class IO
Certificates) representing a regular interest in the applicable REMIC and the rights to the Class IO Certificates represented by the Class IO Certificate would be reduced to zero is the Maturity Date for each such Certificate and Interest.

(l) Within 30 days after the Closing Date, the REMIC Administrator shall prepare and file with the Internal Revenue Service Form 8811, "Information Return for Real Estate Mortgage Investment Conduits (REMIC) and Issuers of Collateralized Debt Obligations" for each REMIC created hereunder.

(m) Neither the Trustee nor the Servicer shall sell, dispose of or substitute for any of the Mortgage Loans (except in connection with (i) the default, imminent default or foreclosure of a Mortgage Loan, including but not limited to, the acquisition or sale of a Mortgaged Property acquired by deed in lieu of foreclosure, (ii) the bankruptcy of either REMIC created hereunder, (iii) the termination of the applicable REMIC pursuant to Article IX of this Agreement or
(iv) a purchase of Mortgage Loans pursuant to Article II or III of this Agreement) nor acquire any assets for either REMIC, nor sell or dispose of any investments in the Custodial Account or the Payment Account for gain nor accept any contributions to either REMIC after the Closing Date unless it has received an Opinion of Counsel that such sale, disposition, substitution or acquisition will not (a) affect adversely the status of either REMIC as a REMIC or (b) unless the Servicer has determined in its sole discretion to indemnify the Trust Fund against such tax, cause either REMIC to be subject to a tax on "prohibited transactions" or "contributions" pursuant to the REMIC Provisions.

(n) The Trustee will apply for an employer identification number from the Internal Revenue Service on a Form SS-4 or any other acceptable method for all tax entities.

Section 10.02. Servicer, REMIC Administrator and Trustee Indemnification.

(a) The Trustee agrees to indemnify the Trust Fund, the Company, the REMIC Administrator and the Servicer for any taxes and costs including, without limitation, any reasonable attorneys fees imposed on or incurred by the Trust Fund, the Company or the Servicer, as a result of a breach of the Trustee's covenants set forth in Article VIII or this Article X.

(b) The REMIC Administrator agrees to indemnify the Trust Fund, the Company, the Servicer and the Trustee for any taxes and costs (including, without limitation, any reasonable attorneys' fees) imposed on or incurred by the Trust Fund, the

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Company,  the  Servicer  or the  Trustee,  as a result  of a breach of the REMIC
Administrator's covenants set forth in this Article X with respect to compliance with the REMIC Provisions, including without limitation, any penalties arising from the Trustee's execution of Tax Returns prepared by the REMIC Administrator that contain errors or omissions; provided, however, that such liability will not be imposed to the extent such breach is a result of an error or omission in information provided to the REMIC Administrator by the Servicer in which case
Section 10.02(c) will apply.

(c) The Servicer agrees to indemnify the Trust Fund, the Company, the REMIC Administrator and the Trustee for any taxes and costs (including, without limitation, any reasonable attorneys' fees) imposed on or incurred by the Trust Fund, the Company, the REMIC Administrator or the Trustee, as a result of a breach of the Servicer's covenants set forth in this Article X or in Article III with respect to compliance with the REMIC Provisions, including without limitation, any penalties arising from the Trustee's execution of Tax Returns prepared by the Servicer that contain errors or omissions.

Section 10.03. Designation of REMIC(s).

        The REMIC Administrator will make an election to treat the entire segregated pool of assets described in the definition of Trust Fund, and subject to this Agreement (including the Mortgage Loans) as a REMIC ("REMIC I") and will make and election to treat the pool of assets comprised of the uncertificated REMIC I Regular Interests as a REMIC ("REMIC II") for federal income tax purposes.

        The Uncertificated REMIC I Regular Interests will be "regular interests" in REMIC I and the Class R-I Certificates will be the sole class of "residual interests" in REMIC I for purposes of the REMIC Provisions (as defined herein) under the federal income tax law.

        The Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-6, Class A-7, Class A-8, Class PO, Class M-1, Class M-2, Class M-3, Class B-1, Class B-2 and Class B-3 Certificates and the Uncertificated REMIC II Regular
Interests, the rights in and to which will be represented by the Class IO Certificates, will be "regular interests" in REMIC II, and the Class R-II Certificates will be the sole class of "residual interests" therein for purposes of the REMIC Provisions (as defined herein) under federal income tax law.

Section 10.04. Distributions on the Uncertificated REMIC I and REMIC II Regular Interests.

(a) On each Distribution Date the Trustee shall be deemed to distribute to itself, as the holder of the Uncertificated REMIC I Regular Interests, the Uncertificated REMIC I Regular Interest Distribution Amounts in the following order of priority to the extent of the Available Distribution Amount reduced by distributions made to the Class R-I Certificates pursuant to Section 4.02(a):

(i) Uncertificated Accrued Interest on the Uncertificated REMIC I Regular Interests for such Distribution Date, plus any Uncertificated Accrued Interest thereon remaining unpaid from any previous Distribution Date; and

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(ii)    In accordance with the priority set forth in Section 10.04(b), an amount equal to the sum of the amounts in respect of principal distributable on each Class of Certificates (other than the Class R-I Certificates) under
        Section 4.02(a), as allocated thereto pursuant to Section 4.02(b).

(b) The amount described in Section  10.04(a)(ii) shall be deemed distributed to
(i) Uncertificated REMIC I Regular Interest V, (ii) Uncertificated REMIC I Regular Interest W, (iii) Uncertificated REMIC I Regular Interest X and (iv) Uncertificated REMIC I Regular Interest Y with the amount to be distributed allocated among such interests in accordance with the priority assigned to each Class of Certificates (other than the Class R-I Certificates), respectively, under Section 4.02(b) until the Uncertificated Principal Balance of each such interest is reduced to zero.

(c) The portion of the Uncertificated REMIC I Regular Interest Distribution Amounts described in Section 10.04(a)(ii) shall be deemed distributed by REMIC I to REMIC II in accordance with the priority assigned to the REMIC II Certificates relative to that assigned to the REMIC I Certificates under Section 4.02(b).

(d) In determining from time to time the Uncertificated REMIC I Regular Interest Distribution Amounts and Uncertificated REMIC II Regular Interest Distribution
Amounts:

(i)     Realized  Losses  allocated to the Class IO  Certificates  under Section
        4.05 shall be deemed allocated to the REMIC II Uncertificated Regular Interests pro-rata according to the respective amounts of Uncertificated Accrued Interest that would have accrued on such Uncertificated REMIC Regular II Interests for the Distribution Date for which such allocation is being made in the absence of such allocation;

(ii)    Realized Losses  allocated to the Class A-1  Certificates  and Class A-2
        Certificates   under   Section   4.05  shall  be  deemed   allocated  to
        Uncertificated REMIC I Regular Interest V;

(iii)   Realized Losses  allocated to the Class A-3  Certificates  and Class A-4
        Certificates   under   Section   4.05  shall  be  deemed   allocated  to
        Uncertificated REMIC I Regular Interest W;

(iv)    Realized  Losses  allocated to the Class PO  Certificates  under Section
        4.05 shall be deemed allocated to Uncertificated REMIC I Regular Interest X;

(v) Realized Losses allocated to the Class A-5, Class A-6, Class A-7, Class A-8, Class M-1, Class M-2, Class M-3, Class B-1, Class B-2, Class B-3 and Class R-II Certificates under Section 4.05 shall be deemed allocated to Uncertificated REMIC I Regular Interest Y; and

(vi) Realized Losses allocated to the Uncertificated REMIC II Regular Interests under clause (i), above, shall be deemed allocated, in each case, to the related Uncertificated REMIC I Regular Interest Z.

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(e) On each  Distribution  Date the Trustee shall be deemed to  distribute  from
REMIC II, in the priority set forth in Sections 4.02(a) and (b), to the Holders of each Class of Certificates (other than the Class R-I Certificates) the amounts distributable thereon from the Uncertificated REMIC I Regular Interest Distribution Amounts deemed to have been received by REMIC II from REMIC I under this Section 10.04. The amounts deemed distributed hereunder with respect to the Class IO Certificates shall be deemed to have been distributed in respect of the Uncertificated REMIC II Regular Interests in accordance with their respective
Uncertificated  REMIC  II  Regular  Interest   Distribution   Amounts,  as  such
Uncertificated REMIC II Regular Interests comprise the Class IO Certificates.

(f) Notwithstanding the deemed distributions on the Uncertificated REMIC I Regular Interests described in this Section 10.04, distributions of funds from the Certificate Account shall be made only in accordance with Section 4.02.

Section 10.05. Compliance with Withholding Requirements.

        Notwithstanding any other provision of this Agreement, the Trustee or any Paying Agent, as applicable, shall comply with all federal withholding requirements respecting payments to Certificateholders, including interest or original issue discount payments or advances thereof that the Trustee or any Paying Agent, as applicable, reasonably believes are applicable under the Code. The consent of Certificateholders shall not be required for such withholding. In the event the Trustee or any Paying Agent, as applicable, does withhold any amount from interest or original issue discount payments or advances thereof to any Certificateholder pursuant to federal withholding requirements, the Trustee or any Paying Agent, as applicable, shall indicate the amount withheld to such Certificateholder pursuant to the terms of such requirements.

                                   Article XI

                  CERTAIN MATTERS REGARDING FINANCIAL SECURITY

Section 11.01. Rights of Financial Security to Exercise Rights of Insured Certificateholders.

        By accepting its Certificate, each Insured Certificateholder agrees that unless a FSA Default exists, Financial Security shall have the right to exercise all consent, voting, direction and other control rights of the Insured Certificateholders under this Agreement without any further consent of the Insured Certificateholders.

Section 11.02. Claims Upon the FSA Policy; FSA Policy Payments Account.

        (a) If, on the Business Day next succeeding the Determination Date, the Trustee determines that (i) the funds that will be on deposit in the Payment Account on the related Payment Account Deposit Date, to the extent distributable to the Insured Certificateholders pursuant to Section 4.02(a)(i), together with any Insured Reserve Withdrawal for the related Distribution Date, are insufficient to pay the full amount of interest for the related Interest Accrual Period on the Certificate Principal Balance of the Insured Certificates at the related Pass-Through Rate (net of any Prepayment Interest Shortfalls or Relief Act Shortfalls allocated to the Insured Certificates but only to the extent covered by the Servicer pursuant to Section 3.16(e) or the Insured Reserve Fund)

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

on such Distribution Date, (ii) the principal portion of any Realized Loss is allocated to the Insured Certificates on such Distribution Date or (iii) the funds available in connection with an optional termination of the Trust Fund pursuant to Section 5.06 or Section 9.01 or on the Final Distribution Date will be insufficient to reduce the Certificate Principal Balances of the Insured Certificates to zero, the Trustee shall give notice by telephone or telecopy of the aggregate amount of such deficiency, confirmed in writing in the form set forth as Exhibit A to the endorsement of the FSA Policy, to Financial Security and the Fiscal Agent (as defined in the FSA Policy), at or before 12:00 noon, New York City time, on the Business Day prior to such Distribution Date. If, subsequent to such notice, and prior to payment by Financial Security pursuant to such notice, additional amounts are deposited in the Payment Account, the Trustee shall reasonably promptly notify Financial Security and withdraw the notice or reduce the amount claimed, as appropriate.

        (b) The Trustee shall establish a separate special purpose trust account for the benefit of Holders of the Insured Certificates and Financial Security referred to herein as the "FSA Policy Payments Account" over which the Trustee shall have exclusive control and sole right of withdrawal. The Trustee shall deposit any amount paid under the FSA Policy in the FSA Policy Payments Account and distribute such amount only for purposes of payment to Holders of Insured Certificates of the Guaranteed Distribution for which a claim was made. Such amount may not be applied to satisfy any costs, expenses or liabilities of the Servicer, the Trustee or the Trust Fund. Amounts paid under the FSA Policy shall be transferred to the Payment Account in accordance with the next succeeding paragraph and disbursed by the Trustee to Holders of Certificates in accordance with Section 4.02, Section 5.06(c) or Section 9.01(c), as applicable. It shall not be necessary for such payments to be made by checks or wire transfers separate from the checks or wire transfers used to pay the Guaranteed Distribution with other funds available to make such payment. However, the amount of any payment of principal of or interest on the Insured Certificates to be paid from funds transferred from the FSA Policy Payments Account shall be noted as provided in paragraph (c) below and in the statement to be furnished to Holders of the Certificates pursuant to Section 4.03. Funds held in the FSA Policy Payments Account shall not be invested by the Trustee.

        On any Distribution Date with respect to which a claim has been made under the FSA Policy, the amount of any funds received by the Trustee as a result of any claim under the FSA Policy, to the extent required to make the Guaranteed Distribution on such Distribution Date shall be withdrawn from the FSA Policy Payments Account and deposited in the Payment Account and applied by the Trustee, together with the other funds to be distributed to the Insured Certificateholders pursuant to Section 4.02, directly to the payment in full of the Guaranteed Distribution due on the Insured Certificates. Any funds remaining in the FSA Policy Payments Account on the first Business Day following a Distribution Date shall be remitted to Financial Security, pursuant to the instructions of Financial Security, by the end of such Business Day.

        (c) The Trustee shall keep a complete and accurate record of the amount of interest and principal paid into the FSA Policy Payments Account in respect of any Insured Certificate from moneys received under the FSA Policy. Financial Security shall have the right to inspect such records at reasonable times during normal business hours upon two Business Day's prior notice to the Trustee.

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Section 11.03. Effect of Payments by Financial Security; Subrogations.

        Anything  herein to the contrary  notwithstanding,  for purposes of this
Section 11.03 only, any payment with respect to principal of or interest on the Insured Certificates which is made with monies received pursuant to the terms of the FSA Policy shall not be considered payment of the Insured Certificates from the Trust Fund. The Servicer and the Trustee acknowledge, and each Holder by its acceptance of an Insured Certificate agrees, that without the need for any further action on the part of Financial Security, the Servicer, the Trustee or the Certificate Registrar, to the extent Financial Security makes payments, directly or indirectly, on account of principal of or interest on the Insured Certificates to the Holders of such Certificates, Financial Security will be fully subrogated to, and each Insured Certificateholder, the Servicer and the Trustee hereby delegate and assign to Financial Security, to the fullest extent permitted by law, the rights of such Holders to receive such principal and interest from the Trust Fund; provided that Financial Security shall be paid such amounts only from the sources and in the manner explicitly provided for herein either by provision for payment to Financial Security as subrogee or by provision for payment to Insured Certificateholders of amounts expressly relating to a payment made by Financial Security.

        The Trustee and the Servicer shall cooperate in all respects with any reasonable request by Financial Security for action to preserve or enforce Financial Security's rights or interests under this Agreement without limiting the rights or affecting the interests of the Holders as otherwise set forth herein.

Section 11.04. Notices and Information to Financial Security; Financial Security as Third Party Beneficiary.

        (a) All notices, statements,  reports, certificates or opinions required
by  this   Agreement   to  be  sent  to  any  other  party   hereto  or  to  the
Certificateholders shall also be sent to Financial Security.

        (b) The Servicer shall designate a Person who shall be available to Financial Security to provide reasonable access to information regarding the Mortgage Loans and the servicing practices and policies of the Servicer with respect thereto.

     (c) Financial Security shall be a third party beneficiary of this Agreement.

Section 11.05. Trustee to Hold FSA Policy.

        The Trustee will hold the FSA Policy in trust as agent for the Insured Certificateholders for the purpose of making claims thereon and distributing the proceeds thereof. Neither the FSA Policy, nor the amounts paid on the FSA Policy will constitute part of the Trust Fund or assets of either REMIC created by this Agreement. Each Insured Certificateholder, by accepting its Certificate, appoints the Trustee as attorney-in-fact for the purpose of making claims on the FSA Policy. The Trustee shall surrender the FSA Policy to Financial Security for cancellation upon the expiration of the term of the FSA Policy as provided in the FSA Policy following the retirement of the Insured Certificates. To the extent that the FSA Policy constitutes a reserve fund for federal income tax purposes, (1) it shall be an outside credit support agreement and not an asset of either REMIC and (2) it shall be owned by Financial Security, all within the meaning of Section 1.860G-2(h) of the Treasury Regulations.

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

Section 11.06. Payment of Insurance Premium.

        Unless otherwise designated in writing by the President or a Managing Director of Financial Security to the Trustee, the Insurance Premium to be paid pursuant to Section 4.02(a) shall be paid by the Trustee to Financial Security by wire transfer with the following details specifically stated in the wire transfer:

                      Bank: The Bank of New York
                      ABA Number: 021000018
                      For the account of: Financial Security Assurance Inc. Account Number: 8900297263
                      Policy Number: 50946-N

                                  Article XII

                            MISCELLANEOUS PROVISIONS

Section 12.01. Amendment.

(a) This Agreement or any Custodial Agreement may be amended from time to time by the Company, the Servicer and the Trustee, without the consent of any of the Certificateholders:

(i)     to cure any ambiguity,

(ii) to correct or supplement any provisions herein or therein, which may be inconsistent with any other provisions herein or therein or to correct any error,

(iii)to modify, eliminate or add to any of its provisions to such extent as shall be necessary or desirable to maintain the qualification of the Trust Fund as a REMIC at all times that any Certificate is outstanding or to avoid or minimize the risk of the imposition of any tax on the Trust Fund pursuant to the Code that would be a claim against the Trust Fund, provided that the Trustee has received an Opinion of Counsel to the effect that (A) such action is necessary or desirable to maintain such qualification or to avoid or minimize the risk of the imposition of any such tax and (B) such action will not adversely affect in any material respect the interests of any Certificateholder,

(iv) to change the timing and/or nature of deposits into the Custodial Account or the Payment Account or to change the name in which the Custodial Account is maintained, provided that (A) the Payment Account Deposit Date shall in no event be later than the related Distribution Date, (B) such change shall not, as evidenced by an Opinion of Counsel, adversely affect in any material respect the interests of any Certificateholder and (C) such change shall not result in a reduction of the rating assigned to any Class of Certificates below the lower of the then-current rating or the rating assigned to such Certificates as of the Closing Date (in the case of the Class A-3 Certificates, without giving effect to the FSA Policy), as evidenced by a letter from each Rating Agency to such effect,

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

(v) to modify, eliminate or add to the provisions of Section 5.02(f) or any other provision hereof restricting transfer of the Class R Certificates, by virtue of their being the "residual interests" in a REMIC, provided that
     (A) such change shall not result in reduction of the rating assigned to any such Class of Certificates below the lower of the then-current rating or the rating assigned to such Certificates as of the Closing Date (in the case of the Class A-3 Certificates, without giving effect to the FSA Policy), as evidenced by a letter from each Rating Agency to such effect, and (B) such change shall not (subject to Section 10.01(f)), as evidenced by an Opinion of Counsel (at the expense of the party seeking so to modify, eliminate or add such provisions), cause either REMIC created hereunder or any of the Certificateholders (other than the transferor) to be subject to a federal tax caused by a transfer to a Person that is not a Permitted Transferee,

(vi) to make any other provisions with respect to matters or questions arising under this Agreement or such Custodial Agreement which shall not be materially inconsistent with the provisions of this Agreement, provided that such action shall not, as evidenced by an Opinion of Counsel, adversely affect in any material respect the interests of any Certificateholder, or

(vii)to amend any provision herein or therein that is not material to any of the Certificateholders.

(b) This Agreement or any Custodial Agreement may also be amended from time to time by the Company, the Servicer and the Trustee with the consent of the Holders of Certificates evidencing in the aggregate not less than 66% of the Percentage Interests of each Class of Certificates affected thereby for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or such Custodial Agreement or of modifying in any manner the rights of the Holders of Certificates of such Class; provided, however, that no such amendment shall:

(i) reduce in any manner the amount of, or delay the timing of, payments which are required to be distributed on any Certificate without the consent of the Holder of such Certificate,

(ii) reduce the aforesaid percentage of Certificates of any Class the Holders of which are required to consent to any such amendment, in any such case without the consent of the Holders of all Certificates of such Class then outstanding.

(c) Notwithstanding any contrary provision of this Agreement, the Trustee shall not consent to any amendment to this Agreement unless it shall have first received an Opinion of Counsel (subject to Section 10.01(f) and at the expense of the party seeking such amendment) to the effect that such amendment or the exercise of any power granted to the Servicer, the Company or the Trustee in accordance with such amendment will not result in the imposition of a federal tax on the Trust Fund or cause either REMIC to fail to qualify as a REMIC at any time that any Certificate is outstanding.

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

(d) Promptly after the execution of any such amendment the Trustee shall furnish written notification of the substance of such amendment to the Custodian and each Certificateholder. It shall not be necessary for the consent of Certificateholders under this Section 12.01 to approve the particular form of any proposed amendment, but it shall be sufficient if such consent shall approve the substance thereof. The manner of obtaining such consents and of evidencing the authorization of the execution thereof by Certificateholders shall be subject to such reasonable regulations as the Trustee may prescribe.

Section 12.02. Recordation of Agreement; Counterparts.

(a) To the extent permitted by applicable law, this Agreement is subject to recordation in all appropriate public offices for real property records in all the counties or other comparable jurisdictions in which any or all of the properties subject to the Mortgages are situated, and in any other appropriate public recording office or elsewhere, such recordation to be effected by the Servicer and at its expense on direction by the Trustee (pursuant to the request of Holders of Certificates entitled to at least 25% of the Voting Rights), but only upon direction accompanied by an Opinion of Counsel to the effect that such recordation materially and beneficially affects the interests of the Certificateholders.

(b) For the purpose of facilitating the recordation of this Agreement as herein provided and for other purposes, this Agreement may be executed simultaneously in any number of counterparts, each of which counterparts shall be deemed to be an original, and such counterparts shall constitute but one and the same instrument.

Section 12.03. Limitation on Rights of Certificateholders.

(a) The death or incapacity of any Certificateholder shall not operate to terminate this Agreement or the Trust Fund, nor entitle such Certificateholder's legal representatives or heirs to claim an accounting or to take any action or proceeding in any court for a partition or winding up of the Trust Fund, nor otherwise affect the rights, obligations and liabilities of any of the parties hereto.

(b) No Certificateholder shall have any right to vote (except as expressly provided herein) or in any manner otherwise control the operation and management of the Trust Fund, or the obligations of the parties hereto, nor shall anything herein set forth, or contained in the terms of the Certificates, be construed so as to constitute the Certificateholders from time to time as partners or members of an association; nor shall any Certificateholder be under any liability to any third person by reason of any action taken by the parties to this Agreement pursuant to any provision hereof.

(c) No Certificateholder shall have any right by virtue of any provision of this Agreement to institute any suit, action or proceeding in equity or at law upon or under or with respect to this Agreement, unless such Holder previously shall have given to the Trustee a written notice of default and of the continuance thereof, as hereinbefore provided, and unless also the Holders of Certificates of any Class evidencing in the aggregate not less than 25% of the related Percentage Interests of such Class, shall have made written request upon the Trustee to institute such action, suit or proceeding in its own name as Trustee hereunder and shall have offered to the Trustee such reasonable indemnity as it

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

may require against the costs, expenses and liabilities to be incurred therein or thereby, and the Trustee, for 60 days after its receipt of such notice, request and offer of indemnity, shall have neglected or refused to institute any such action, suit or proceeding it being understood and intended, and being expressly covenanted by each Certificateholder with every other Certificateholder and the Trustee, that no one or more Holders of Certificates of any Class shall have any right in any manner whatever by virtue of any provision of this Agreement to affect, disturb or prejudice the rights of the Holders of any other of such Certificates of such Class or any other Class, or to obtain or seek to obtain priority over or preference to any other such Holder, or to enforce any right under this Agreement, except in the manner herein provided and for the common benefit of Certificateholders of such Class or all Classes, as the case may be. For the protection and enforcement of the provisions of this Section 12.03, each and every Certificateholder and the Trustee shall be entitled to such relief as can be given either at law or in equity.

Section 12.04. Governing Law.

        This agreement and the Certificates shall be governed by and construed in accordance with the laws of the State of New York and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

Section 12.05. Notices.

        All demands and notices hereunder shall be in writing and shall be deemed to have been duly given if sent by facsimile or if personally delivered at or mailed by registered mail, postage prepaid (except for notices to the Trustee which shall be deemed to have been duly given only when received), to the appropriate address for each recipient listed in the table below or, in each case, such other address as may hereafter be furnished in writing to the Servicer, the Trustee, Financial Security and the Company, as applicable:

Recipient                                      Address

Company                             8400 Normandale Lake Boulevard
                                    Suite 600, Minneapolis, Minnesota 55437,
                                    Attention: President

Servicer                            100 Witmer Road
                                    Horsham, Pennsylvania 19044,
                                    Attention: President

Trustee                             11000 Broken Land Parkway
                                    Columbia, Maryland 21044
                                    with a copy to:

                                    Norwest Center
                                    Sixth and Marquette
                                    Minneapolis, Minnesota 55479-1026
                                    Attention: Corporate Trust, GMACM Mortgage
                                    Pass-Through Certificates, Series 2000-J2


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

Financial Security                  350 Park Avenue
                                    New York, New York 10022
                                    Attention:  Surveillance Department,
                                         Re: GMACM Mortgage
                                    Pass-Through Certificates, Series 2000-J2

Fitch                               One State Street Plaza
                                    New York, New York 10004

Standard & Poor's                   55 Water Street
                            New York, New York 10041

Any notice required or permitted to be mailed to a Certificateholder shall be given by first class mail, postage prepaid, at the address of such holder as shown in the Certificate Register. In each case in which a notice or other communication to Financial Security refers to an FSA Default or a claim under the FSA Policy or with respect to which failure on the part of Financial Security to respond shall be deemed to constitute consent or acceptance, then a copy of such notice or other communication should also be sent to the attention of the General Counsel of Financial Security and The Structured Finance - Mortgage Backed Securities Department of Financial Security and, in both cases, shall be marked to indicate "URGENT MATERIAL ENCLOSED". Any notice so mailed within the time prescribed in this Agreement shall be conclusively presumed to have been duly given, whether or not the Certificateholder receives such notice.

Section 12.06. Required Notices to Rating Agency and Subservicer.

        The Company, the Servicer or the Trustee, as applicable, shall notify each Rating Agency and the Subservicer at such time as it is otherwise required pursuant to this Agreement to give notice of the occurrence of, any of the events described in clause (a), (b), (c), (d), (g), (h), (i) or (j) below or provide a copy to each Rating Agency at such time as otherwise required to be delivered pursuant to this Agreement of any of the statements described in clauses (e) and (f) below:

(a)     a material change or amendment to this Agreement,

(b)     the occurrence of an Event of Default,

(c) the termination or appointment of a successor Servicer or Trustee or a change in the majority ownership of the Trustee,

(d) the filing of any claim under the Servicer's blanket fidelity bond and the errors and omissions insurance policy required by Section 3.12 or the cancellation or modification of coverage under any such instrument,

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

(e) the statement required to be delivered to the Holders of each Class of Certificates pursuant to Section 4.03, which statements shall be mailed to each Rating Agency via first class mail,

(f)  the statements required to be delivered pursuant to Sections 3.18 and 3.19,

(g) the occurrence of any monthly cash flow shortfall to the Holders of any Class of Certificates resulting from the failure by the Servicer to make an Advance pursuant to Section 4.04,

(h)     the occurrence of the Final Distribution Date, and

(i)     any FSA Default that has not been cured.

provided, however, that with respect to notice of the occurrence of the events described in clauses (d) or (g) above, the Servicer shall provide prompt written notice to each Rating Agency and the Subservicer of any such event known to the Servicer.

Section 12.07. Severability of Provisions.

        If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement or of the Certificates or the rights of the Holders thereof.

Section 12.08. Supplemental Provisions for Resecuritization.

        This Agreement may be supplemented by means of the addition of a separate Article hereto (a "Supplemental Article") for the purpose of resecuritizing any of the Certificates issued hereunder, under the following circumstances. With respect to any Class or Classes of Certificates issued hereunder, or any portion of any such Class, as to which the Company or any of its Affiliates (or any designee thereof) is the registered Holder (the "Resecuritized Certificates"), the Company may deposit such Resecuritized Certificates into a new REMIC, grantor trust, FASIT or custodial arrangement (a "Restructuring Vehicle") to be held by the Trustee pursuant to a Supplemental Article. The instrument adopting such Supplemental Article shall be executed by the Company, the Servicer and the Trustee; provided, that neither the Servicer nor the Trustee shall withhold their consent thereto if their respective interests would not be materially adversely affected thereby. To the extent that the terms of the Supplemental Article do not in any way affect any provisions of this Agreement as to any of the Certificates initially issued hereunder, the adoption of the Supplemental Article shall not constitute an "amendment" of this Agreement.

        Each Supplemental Article shall set forth all necessary provisions relating to the holding of the Resecuritized Certificates by the Trustee, the establishment of the Restructuring Vehicle, the issuing of various classes of new certificates by the Restructuring Vehicle and the distributions to be made thereon, and any other provisions necessary for the purposes thereof. In connection with each Supplemental Article, the Company shall deliver to the

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

Trustee an Opinion of Counsel to the effect that (i) the Restructuring Vehicle will qualify as a REMIC, grantor trust, FASIT or other entity not subject to taxation for federal income tax purposes and (ii) the adoption of the Supplemental Article will not endanger the status of the Trust Fund as a REMIC or (subject to Section 10.01(f)) result in the imposition of a tax upon the Trust Fund (including but not limited to the tax on prohibited transactions as defined in Section 860F(a)(2) of the Code and the tax on contributions to a REMIC as set forth in Section 860G(d) of the Code).

Section 12.09. Allocation of Voting Rights.

        97.0% of all of the Voting Rights shall be allocated among Holders of Certificates, other than the Interest Only Certificates and Class R Certificates, in proportion to the outstanding Certificate Principal Balances of their respective Certificates; 1% of all Voting Rights shall be allocated among the Holders of the Class A-4 Certificates and 1% of all Voting Rights shall be allocated among Holders of the Class IO Certificates, in each case in accordance with their respective Percentage Interests, and 0.5% and 0.5% of all Voting Rights shall be allocated among the Holders of the Class R-I Certificates and Class R-II Certificates, respectively, in accordance with their respective
Percentage Interests. As long as the FSA Policy is in effect and unless Financial Security is in default under the FSA Policy, Financial Security will be entitled to exercise all Voting Rights otherwise allocable to the Class A-3 Certificates.


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






        IN WITNESS WHEREOF, the Company, the Servicer and the Trustee have caused their names to be signed hereto by their respective officers thereunto duly authorized and their respective seals, duly attested, to be hereunto affixed, all as of the day and year first above written.

                                 RESIDENTIAL ASSET MORTGAGE PRODUCTS, INC.

[Seal]

                                 By:
                                      Name:
                                      Title:

Attest: ____________________
      Name:
      Title:

                                 GMAC MORTGAGE CORPORATION

[Seal]

                                 By:
                                      Name:
                                      Title:

Attest:____________________
      Name:
      Title:

                                 NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION,as
                                      Trustee

[Seal]

                                 By:
                                      Name:
                                      Title:

Attest:____________________
      Name:
      Title:

STATE OF
                                  ) ss.:
COUNTY OF                         )
               On the ___th day of June, 2000 before me, a notary public in and for said State, personally appeared ______________, known to me to be a ______________ of Residential Asset Mortgage Products, Inc., one of the corporations that executed the within instrument, and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

               IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

                                                 Notary Public

[Notarial Seal]

STATE OF
                                  ) ss.:
COUNTY OF                         )
               On the ___th day of June, 2000 before me, a notary public in and for said State, personally appeared ______________, known to me to be a _______ of GMAC Mortgage Corporation, one of the corporations that executed the within instrument, and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

               IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

                                                 Notary Public

[Notarial Seal]

STATE OF
                                  ) ss.:
COUNTY OF                         )
               On the ___th day of June, 2000 before me, a notary public in and for said State, personally appeared _______________, known to me to be a[n] _________________ of Norwest Bank Minnesota, National Association, a national banking association, that executed the within instrument, and also known to me to be the person who executed it on behalf of said banking corporation and acknowledged to me that such banking corporation executed the within instrument.

               IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

                                                 Notary Public

[Notarial Seal]

                                   EXHIBIT A-1


                           FORM OF CLASS A CERTIFICATE



        SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE
TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986.

        UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.



Certificate No. 1                  [____]% Pass-Through Rate

Class A-     Senior                Aggregate Initial [Certificate Principal
        ----
                                   Balance/Notional Amount] of the Class A-
                                   Certificates:
Date of Pooling and Servicing
Agreement :                        Initial [Certificate Principal
June 27, 2000                      Balance/Notional Amount] of this Certificate:
                                   $
Cut-off Date:
June 1, 2000                       CUSIP _________-

First Distribution Date:
July 25, 2000

Servicer:
GMAC Mortgage Corporation

Assumed Final
Distribution Date:
August, 25, 2030

                     GMACM MORTGAGE PASS-THROUGH CERTIFICATE
                                 SERIES 2000-J2

               evidencing a percentage interest in the distributions allocable to the Class A-__ Certificates with respect to a Trust Fund consisting primarily of a pool of conventional one- to four-family fixed interest rate first mortgage loans formed and sold by RESIDENTIAL ASSET MORTGAGE PRODUCTS, INC.

     This Certificate is payable solely from the assets of the Trust Fund, and does not represent an obligation of or interest in Residential Asset Mortgage Products, Inc., the Servicer, the Trustee referred to below or GMAC Mortgage Group, Inc. or any of their affiliates. Neither this Certificate nor the underlying Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality or by Residential Asset Mortgage Products, Inc., the Servicer, the Trustee or GMAC Mortgage Group, Inc. or any of their affiliates. None of the Company, the Servicer, GMAC Mortgage Group, Inc. or any of their affiliates will have any obligation with respect to any certificate or other obligation secured by or payable from payments on the Certificates.

               This certifies that CEDE & CO. is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Initial [Certificate Principal Balance/Notional Amount] of this Certificate by the aggregate Initial [Certificate Principal Balance/Notional Amount] of all Class A- , both as specified above) in certain distributions with respect to the Trust Fund consisting primarily of an interest in a pool of conventional one- to four-family fixed interest rate first mortgage loans (the "Mortgage Loans"), formed and sold by Residential Asset Mortgage Products, Inc. (hereinafter called the "Company," which term includes any successor entity under the Agreement referred to below). The Trust Fund was created pursuant to a Pooling and Servicing Agreement dated as specified above (the "Agreement") among the Company, the Servicer and Norwest Bank Minnesota, National Association, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

               Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing as described in the Agreement, to the Person in whose name this Certificate is registered at the close of business on the last day (or if such last day is not a Business Day, the Business Day immediately preceding such last day) of the month immediately preceding the month of such distribution (the "Record Date"), from the Available Distribution Amount in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount of interest and principal, if any required to be distributed to Holders of Class A- Certificates on such Distribution Date.

               Distributions on this Certificate will be made either by the Trustee or by a Paying Agent appointed by the Trustee in immediately available funds (by wire transfer or otherwise) for the account of the Person entitled thereto if such Person shall have so notified the Trustee or such Paying Agent, or by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register.

               Notwithstanding the above, the final distribution on this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Trustee for that purpose in the City of Minneapolis, Minnesota. [The Initial Certificate Principal Balance of this Certificate is set forth above. The Certificate Principal Balance hereof will be reduced to the extent of distributions allocable to principal and any Realized Losses allocable hereto.]

               This Certificate is one of a duly authorized issue of Certificates issued in several Classes designated as GMACM Mortgage Pass-Through Certificates of the Series specified hereon (herein collectively called the "Certificates").

               [This Certificate is entitled to the benefits of an irrevocable and unconditional certificate guaranty insurance policy issued by Financial Sercurity Assurance Inc.].

               The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement. In the event Servicer funds are advanced with respect to any Mortgage Loan, such advance is reimbursable to the Servicer, to the extent provided in the Agreement, from related recoveries on such Mortgage Loan or from other cash that would have been distributable to Certificateholders.

               As provided in the Agreement, withdrawals from the Custodial Account and/or the Payment Account created for the benefit of Certificateholders may be made by the Servicer from time to time for purposes other than distributions to Certificateholders, such purposes including without limitation reimbursement to the Servicer of advances made, or certain expenses incurred, by it.

               The Agreement permits,  with certain exceptions therein provided, the amendment of the Agreement and the modification of the rights and obligations of the Company, the Servicer and the Trustee and the rights of the Certificateholders under the Agreement at any time by the Company, the Servicer and the Trustee with the consent of the Holders of Certificates evidencing in the aggregate not less than 66% of the Percentage Interests of each Class of Certificates affected thereby. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon the Certificate. The Agreement also permits the amendment thereof in certain circumstances without the consent of the Holders of any of the Certificates and, in certain additional circumstances, without the consent of the Holders of certain Classes of Certificates.

               As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies appointed by the Trustee in the City of Minneapolis, Minnesota, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of authorized denominations evidencing the same Class and aggregate Percentage Interest will be issued to the designated transferee or transferees.

               The Certificates are issuable only as registered Certificates without coupons in Classes and in denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of authorized denominations evidencing the same Class and aggregate Percentage Interest, as requested by the Holder surrendering the same.

               No service charge will be made for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

               The  Company,  the  Servicer,  the  Trustee  and the  Certificate
Registrar and any agent of the Company, the Servicer, the Trustee or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Company, the Servicer, the Trustee nor any such agent shall be affected by notice to the contrary.

               This Certificate shall be governed by and construed in accordance with the laws of the State of New York.

               The obligations created by the Agreement in respect of the Certificates and the Trust Fund created thereby shall terminate upon the payment to Certificateholders of all amounts held by or on behalf of the Trustee and required to be paid to them pursuant to the Agreement following the earlier of
(i) the maturity or other liquidation of the last Mortgage Loan subject thereto or the disposition of all property acquired upon foreclosure or deed in lieu of foreclosure of any Mortgage Loan and (ii) the purchase by the Servicer from the Trust Fund of all remaining Mortgage Loans and all property acquired in respect of such Mortgage Loans, thereby effecting early retirement of the Certificates. The Agreement permits, but does not require, the Servicer to (i) purchase at a price determined as provided in the Agreement all remaining Mortgage Loans and all property acquired in respect of any Mortgage Loan or (ii) purchase in whole, but not in part, all of the Certificates from the Holders thereof; provided, that any such option may only be exercised if the Pool Stated Principal Balance of the Mortgage Loans as of the Distribution Date upon which the proceeds of any such purchase are distributed is less than ten percent of the Cut-off Date Principal Balance of the Mortgage Loans.

               Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

               IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated:  June 27, 2000           NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION,
                                Not in its individual capacity but solely as
                                     Trustee




                                       By:____________________________________
                                                 Authorized Signatory


                          CERTIFICATE OF AUTHENTICATION

               This is one of the Class A- Certificates referred to in the within-mentioned Agreement.



                                  NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION,
                                   Not in its individual capacity but solely as Certificate Registrar





                                       By:___________________________________
                                                 Authorized Signatory

                               ASSIGNMENT

               FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto (Please print or typewrite name and address including postal zip code of assignee) a Percentage Interest evidenced by the within GMACM Mortgage Pass-Through Certificate and hereby authorizes the transfer of registration of such interest to assignee on the Certificate Register of the Trust Fund.

               I (We) further direct the Certificate Registrar to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address:





Dated:                                  Signature by or on behalf of assignor





                                                 Signature Guaranteed



                            DISTRIBUTION INSTRUCTIONS

               The assignee should include the following for purposes of distribution:

     Distributions shall be made, by wire transfer or otherwise, in immediately available funds to _____________________________ for the account of ______________________ account number__________________, or, if mailed by check, to _____________________________________. Applicable statements should be mailed to ______________________________.

     This information is provided by ____________________________, the assignee named above, or ________________________, as its agent.

                                   EXHIBIT A-2

                          FORM OF CLASS IO CERTIFICATE

        SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE
TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986.

Certificate No. 1              Variable Pass-Through Rate based on a
                               Notional Amount
Class IO Senior
                               [Percentage Interest:       %]
                                                     ------
Date of Pooling and Servicing
Agreement :                    [________] Initial Pass-Through Rate based on
June 27, 2000                  a Notional Amount

Cut-off Date:                  CUSIP _________-
June 1, 2000

First Distribution Date:
July 25, 2000

Servicer:
GMAC Mortgage Corporation

Assumed Final
Distribution Date:
August 25, 2030

                     GMACM MORTGAGE PASS-THROUGH CERTIFICATE
                                 SERIES 2000-J2

               evidencing a percentage interest in the distributions allocable to the Class IO Certificates with respect to a Trust Fund consisting primarily of a pool of conventional one- to four-family fixed interest rate first mortgage loans formed and sold by RESIDENTIAL ASSET MORTGAGE PRODUCTS, INC.

     This Certificate is payable solely from the assets of the Trust Fund, and does not represent an obligation of or interest in Residential Asset Mortgage Products, Inc., the Servicer, the Trustee referred to below or GMAC Mortgage Group, Inc. or any of their affiliates. Neither this Certificate nor the underlying Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality or by Residential Asset Mortgage Products, Inc., the Servicer, the Trustee or GMAC Mortgage Group, Inc. or any of their affiliates. None of the Company, the Servicer, GMAC Mortgage Group, Inc. or any of their affiliates will have any obligation with respect to any certificate or other obligation secured by or payable from payments on the Certificates.

               This certifies that GMAC MORTGAGE CORPORATION is the registered owner of the Percentage Interest evidenced by this Certificate (as specified above) in certain distributions with respect to the Trust Fund consisting primarily of an interest in a pool of conventional one- to four-family fixed interest rate first mortgage loans (the "Mortgage Loans"), formed and sold by Residential Asset Mortgage Products, Inc. (hereinafter called the "Company," which term includes any successor entity under the Agreement referred to below). The Trust Fund was created pursuant to a Pooling and Servicing Agreement dated as specified above (the "Agreement") among the Company, the Servicer and Norwest Bank Minnesota, National Association, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

               Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing as described in the Agreement, to the Person in whose name this Certificate is registered at the close of business on the last day (or if such last day is not a Business Day, the Business Day immediately preceding such last day) of the month immediately preceding the month of such distribution (the "Record Date"), from the Available Distribution Amount in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount of interest required to be distributed to Holders of Class IO Certificates on such Distribution Date. The Notional Amount as of any date of determination is equal to the Stated Principal Balance of the Mortgage Loans. The Class IO Certificates have no Certificate Principal Balance.

               Distributions on this Certificate will be made either by the Trustee or by a Paying Agent appointed by the Trustee in immediately available funds (by wire transfer or otherwise) for the account of the Person entitled thereto if such Person shall have so notified the Trustee or such Paying Agent, or by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register.

               Notwithstanding the above, the final distribution on this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Trustee for that purpose in the City of Minneapolis, Minnesota. The Class IO Notional Amount of this Certificate is set forth above.

               This Certificate is one of a duly authorized issue of Certificates issued in several Classes designated as GMACM Mortgage Pass-Through Certificates of the Series specified hereon (herein collectively called the "Certificates").

               The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement. In the event Servicer funds are advanced with respect to any Mortgage Loan, such advance is reimbursable to the Servicer, to the extent provided in the Agreement, from related recoveries on such Mortgage Loan or from other cash that would have been distributable to Certificateholders.

               As provided in the Agreement, withdrawals from the Custodial Account and/or the Payment Account created for the benefit of Certificateholders may be made by the Servicer from time to time for purposes other than distributions to Certificateholders, such purposes including without limitation reimbursement to the Servicer of advances made, or certain expenses incurred, by it.

               The Agreement permits,  with certain exceptions therein provided, the amendment of the Agreement and the modification of the rights and obligations of the Company, the Servicer and the Trustee and the rights of the Certificateholders under the Agreement at any time by the Company, the Servicer and the Trustee with the consent of the Holders of Certificates evidencing in the aggregate not less than 66% of the Percentage Interests of each Class of Certificates affected thereby. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon the Certificate. The Agreement also permits the amendment thereof in certain circumstances without the consent of the Holders of any of the Certificates and, in certain additional circumstances, without the consent of the Holders of certain Classes of Certificates.

               As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies appointed by the Trustee in the City of Minneapolis, Minnesota, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of authorized denominations evidencing the same Class and aggregate Percentage Interest will be issued to the designated transferee or transferees.

               The Certificates are issuable only as registered Certificates without coupons in Classes and in denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of authorized denominations evidencing the same Class and aggregate Percentage Interest, as requested by the Holder surrendering the same.

               No service charge will be made for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

               The  Company,  the  Servicer,  the  Trustee  and the  Certificate
Registrar and any agent of the Company, the Servicer, the Trustee or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Company, the Servicer, the Trustee nor any such agent shall be affected by notice to the contrary.

               This Certificate shall be governed by and construed in accordance with the laws of the State of New York.

               The obligations created by the Agreement in respect of the Certificates and the Trust Fund created thereby shall terminate upon the payment to Certificateholders of all amounts held by or on behalf of the Trustee and required to be paid to them pursuant to the Agreement following the earlier of
(i) the maturity or other liquidation of the last Mortgage Loan subject thereto or the disposition of all property acquired upon foreclosure or deed in lieu of foreclosure of any Mortgage Loan and (ii) the purchase by the Servicer from the Trust Fund of all remaining Mortgage Loans and all property acquired in respect of such Mortgage Loans, thereby effecting early retirement of the Certificates. The Agreement permits, but does not require, the Servicer to (i) purchase at a price determined as provided in the Agreement all remaining Mortgage Loans and all property acquired in respect of any Mortgage Loan or (ii) purchase in whole, but not in part, all of the Certificates from the Holders thereof; provided, that any such option may only be exercised if the Pool Stated Principal Balance of the Mortgage Loans as of the Distribution Date upon which the proceeds of any such purchase are distributed is less than ten percent of the Cut-off Date Principal Balance of the Mortgage Loans.

               Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

               IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated:  June 27, 2000              NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION,
                                   Not in its individual capacity but solely as Trustee




                                       By:__________________________________
                                                 Authorized Signatory


                          CERTIFICATE OF AUTHENTICATION

               This is one of the Class IO Certificates referred to in the within-mentioned Agreement.



                                   NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION, Not in its individual capacity but solely as Certificate Registrar





                                       By:____________________________________
                                                 Authorized Signatory

                                       A-1
DOCSLA1:348776.3

DOCSLA1:348776.3


                                   ASSIGNMENT

               FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto (Please print or typewrite name and address including postal zip code of assignee) a Percentage Interest evidenced by the within GMACM Mortgage Pass-Through Certificate and hereby authorizes the transfer of registration of such interest to assignee on the Certificate Register of the Trust Fund.

               I (We) further direct the Certificate Registrar to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address:





Dated:                                    Signature by or on behalf of assignor





                                                 Signature Guaranteed


                            DISTRIBUTION INSTRUCTIONS

               The assignee should include the following for purposes of distribution:

     Distributions shall be made, by wire transfer or otherwise, in immediately available funds to __________________________________ for the account of
____________________________ account number ___________________________,  or, if mailed by check, to _______________________________. Applicable statements should be mailed to ______________________________.


     This information is provided by ________________________ , the assignee named above, or ________________________________, as its agent.

                                   EXHIBIT A-3

                          FORM OF CLASS PO CERTIFICATE



        SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE
TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986.

Certificate No. 1                     0.00% Pass-Through Rate

Class PO Senior                       Aggregate Initial Certificate Principal
                                      Balance of the Class PO Certificates:
Date of Pooling and Servicing         $1,639,884.62
Agreement :
June 27, 2000                         Initial Certificate Principal
                                      Balance of this Certificate:
Cut-off Date:                         $[                  ]
                                      ---------------------
June 1, 2000
                                      CUSIP ________-
First Distribution Date:
July 25, 2000

Servicer:
GMAC Mortgage Corporation

Assumed Final
Distribution Date:
August 25, 2030

                     GMACM MORTGAGE PASS-THROUGH CERTIFICATE
                                 SERIES 2000-J2

               evidencing a percentage interest in the distributions allocable to the Class PO Certificates with respect to a Trust Fund consisting primarily of a pool of conventional one- to four-family fixed interest rate first mortgage loans formed and sold by RESIDENTIAL ASSET MORTGAGE PRODUCTS, INC.

     This Certificate is payable solely from the assets of the Trust Fund, and does not represent an obligation of or interest in Residential Asset Mortgage Products, Inc., the Servicer, the Trustee referred to below or GMAC Mortgage Group, Inc. or any of their affiliates. Neither this Certificate nor the underlying Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality or by Residential Asset Mortgage Products, Inc., the Servicer, the Trustee or GMAC Mortgage Group, Inc. or any of their affiliates. None of the Company, the Servicer, GMAC Mortgage Group, Inc. or any of their affiliates will have any obligation with respect to any certificate or other obligation secured by or payable from payments on the Certificates.

               This certifies that GMAC MORTGAGE CORPORATION is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Initial Certificate Principal Balance of all Class PO Certificates, both as specified above) in certain distributions with respect to the Trust Fund consisting primarily of an interest in a pool of conventional one- to four-family fixed interest rate first mortgage loans (the "Mortgage Loans"), formed and sold by Residential Asset Mortgage Products, Inc. (hereinafter called the "Company," which term includes any successor entity under the Agreement referred to below). The Trust Fund was created pursuant to a Pooling and Servicing Agreement dated as specified above (the "Agreement") among the Company, the Servicer and Norwest Bank Minnesota, National Association, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

               Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing as described in the Agreement, to the Person in whose name this Certificate is registered at the close of business on the last day (or if such last day is not a Business Day, the Business Day immediately preceding such last day) of the month immediately preceding the month of such distribution (the "Record Date"), from the Available Distribution Amount in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount of principal required to be distributed to Holders of Class PO Certificates on such Distribution Date.

               Distributions on this Certificate will be made either by the Trustee or by a Paying Agent appointed by the Trustee in immediately available funds (by wire transfer or otherwise) for the account of the Person entitled thereto if such Person shall have so notified the Trustee or such Paying Agent, or by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register.

               Notwithstanding the above, the final distribution on this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Trustee for that purpose in the City of Minneapolis, Minnesota. The Initial Certificate Principal Balance of this Certificate is set forth above. The Certificate Principal Balance hereof will be reduced to the extent of distributions allocable to principal and any Realized Losses allocable hereto.

               This Certificate is one of a duly authorized issue of Certificates issued in several Classes designated as GMACM Mortgage Pass-Through Certificates of the Series specified hereon (herein collectively called the "Certificates").

               The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement. In the event Servicer funds are advanced with respect to any Mortgage Loan, such advance is reimbursable to the Servicer, to the extent provided in the Agreement, from related recoveries on such Mortgage Loan or from other cash that would have been distributable to Certificateholders.

               As provided in the Agreement, withdrawals from the Custodial Account and/or the Payment Account created for the benefit of Certificateholders may be made by the Servicer from time to time for purposes other than distributions to Certificateholders, such purposes including without limitation reimbursement to the Servicer of advances made, or certain expenses incurred, by it.

               The Agreement permits,  with certain exceptions therein provided, the amendment of the Agreement and the modification of the rights and obligations of the Company, the Servicer and the Trustee and the rights of the Certificateholders under the Agreement at any time by the Company, the Servicer and the Trustee with the consent of the Holders of Certificates evidencing in the aggregate not less than 66% of the Percentage Interests of each Class of Certificates affected thereby. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon the Certificate. The Agreement also permits the amendment thereof in certain circumstances without the consent of the Holders of any of the Certificates and, in certain additional circumstances, without the consent of the Holders of certain Classes of Certificates.

               As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies appointed by the Trustee in the City of Minneapolis, Minnesota, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of authorized denominations evidencing the same Class and aggregate Percentage Interest will be issued to the designated transferee or transferees.

               The Certificates are issuable only as registered Certificates without coupons in Classes and in denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of authorized denominations evidencing the same Class and aggregate Percentage Interest, as requested by the Holder surrendering the same.

               No service charge will be made for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

               The  Company,  the  Servicer,  the  Trustee  and the  Certificate
Registrar and any agent of the Company, the Servicer, the Trustee or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Company, the Servicer, the Trustee nor any such agent shall be affected by notice to the contrary.

               This Certificate shall be governed by and construed in accordance with the laws of the State of New York.

               The obligations created by the Agreement in respect of the Certificates and the Trust Fund created thereby shall terminate upon the payment to Certificateholders of all amounts held by or on behalf of the Trustee and required to be paid to them pursuant to the Agreement following the earlier of
(i) the maturity or other liquidation of the last Mortgage Loan subject thereto or the disposition of all property acquired upon foreclosure or deed in lieu of foreclosure of any Mortgage Loan and (ii) the purchase by the Servicer from the Trust Fund of all remaining Mortgage Loans and all property acquired in respect of such Mortgage Loans, thereby effecting early retirement of the Certificates. The Agreement permits, but does not require, the Servicer to (i) purchase at a price determined as provided in the Agreement all remaining Mortgage Loans and all property acquired in respect of any Mortgage Loan or (ii) purchase in whole, but not in part, all of the Certificates from the Holders thereof; provided, that any such option may only be exercised if the Pool Stated Principal Balance of the Mortgage Loans as of the Distribution Date upon which the proceeds of any such purchase are distributed is less than ten percent of the Cut-off Date Principal Balance of the Mortgage Loans.

               Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

               IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated:  June 27, 2000        NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION,
                               Not in its individual capacity but solely as
                                     Trustee




                                       By:__________________________________
                                                 Authorized Signatory


                          CERTIFICATE OF AUTHENTICATION

               This is one of the Class PO Certificates referred to in the within-mentioned Agreement.



                               NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION,
                                 Not in its individual capacity but solely as Certificate Registrar





                                       By:___________________________________
                                                 Authorized Signatory

                                   ASSIGNMENT

     FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto____________________________(Please print or typewrite name and address including postal zip code of assignee) a Percentage Interest evidenced by the within GMACM Mortgage Pass-Through Certificate and hereby authorizes the transfer of registration of such interest to assignee on the Certificate Register of the Trust Fund.

               I (We) further direct the Certificate Registrar to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address:





Dated:                                    Signature by or on behalf of assignor





                                                 Signature Guaranteed


                            DISTRIBUTION INSTRUCTIONS

               The assignee should include the following for purposes of distribution:

     Distributions shall be made, by wire transfer or otherwise, in immediately available funds to _________________________________for the account of
_____________________________  account  number  _______________________,  or, if mailed by check, to _____________________________. Applicable statements should be mailed to _________________________________.


     This information is provided by _______________________, the assignee named above, or ____________________, as its agent.

                                    EXHIBIT B

                           FORM OF CLASS M CERTIFICATE

        THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE SENIOR CERTIFICATES [CLASS M-1 CERTIFICATES] [AND CLASS M-2 CERTIFICATES] AS DESCRIBED IN THE AGREEMENT (AS DEFINED BELOW).

        SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE
TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986 (THE "CODE").

        UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

        No transfer of this Class M Certificate will be made unless the Trustee has received either (A) an opinion of counsel acceptable to and in form and substance satisfactory to the Trustee, the Company and the Servicer with respect to the permissibility of such transfer under the Employee Retirement Income Security Act of 1974, as amended ("ERISA") and Section 4975 of the Code and stating, among other things, that the transferee's acquisition of THIS Certificate will not constitute or result in a non-exempt prohibited transaction under Section 406 of ERISA or Section 4975 of the Code or (B) a representation letter, in the form described IN the Agreement, either stating that the transferee is not an employee benefit or other plan subject to the prohibited transaction provisions of ERISA or Section 4975 of the Code (a "Plan"), or any other person (including an investment manager, a named fiduciary or a trustee of any Plan) acting, directly or indirectly, on behalf of or purchasing any Certificate with "plan assets" of any Plan (a "plan investor"), or stating that
(I) the transferee is an insurance company, (II) the source of funds to be used by it to purchase the Certificate is an "insurance company general account" (within the meaning of Department of Labor Prohibited Transaction Class Exemption ("PTCE") 95-60), and (iii) the CONDITIONS SET FORTH IN SECTIONS I AND III OF PTCE 95-60 HAVE BEEN SATISFIED (EACH ENTITY THAT SATISFIES THIS CLAUSE
(B), A "cOMPLYING INSURANCE COMPANY").

        NOTWITHSTANDING THE ABOVE, WITH RESPECT TO THE TRANSFER OF THIS CERTIFICATE TO A DEPOSITORY OR ANY SUBSEQUENT TRANSFER OF ANY INTEREST IN THIS CERTIFICATE FOR SO LONG AS THIS CERTIFICATE IS HELD BY A DEPOSITORY, (I) NEITHER AN OPINION OF COUNSEL NOR A CERTIFICATION, EACH AS DESCRIBED IN THE FOREGOING PARAGRAPH, SHALL BE REQUIRED, AND (II) THE FOLLOWING CONDITIONS SHALL APPLY:

               1. Any Transferee of this Certificate will be deemed to have represented by virtue of its purchase or holding of this Certificate (or interest herein) that either (a) such Transferee is not a Plan Investor or (b) SUCH TRANSFEREE IS a Complying Insurance Company; and

               2. If this Certificate (OR ANY INTEREST HEREIN) IS ACQUIRED OR HELD IN VIOLATION OF THE PROVISIONS OF THE PRECEDING PARAGRAPH, then the last preceding Transferee that either (i) is not a Plan Investor or (ii) is a Complying Insurance Company shall be restored, to the extent permitted by law, to all rights and obligations as Certificate Owner thereof retroactive to the date of such Transfer of this Certificate. The Trustee shall be under no liability to any Person for making any payments due on this Certificate to such preceding Transferee.

        Any purported Certificate Owner whose acquisition or holding of this Certificate (or interest herein) was effected in violation of the restrictions in Section 5.02(e) of the Pooling and Servicing Agreement shall indemnify and hold harmless the Company, the Trustee, the Servicer, any Subservicer, and the Trust Fund from and against any and all liabilities, claims, costs or expenses incurred by such parties as a result of such acquisition or holding.

Certificate No. 1                  7.75% Pass-Through Rate

Class M-    Subordinate            Aggregate Certificate
                                   Principal Balance
Date of Pooling and Servicing      of the Class M-[  ] Certificates:
Agreement and Cut-off Date:        $[                              ]
                                     -------------------------------
June 27, 2000
                                   Initial Certificate Principal
First Distribution Date:           Balance of this Certificate:
July 25, 2000                      $[                              ]
                                     -------------------------------

Servicer:                          CUSIP: ________-
GMAC Mortgage Corporation

Assumed Final Distribution Date:
August 25, 2030

                           GMACM MORTGAGE PASS-THROUGH CERTIFICATE,
                                 SERIES 2000-J2

        evidencing a percentage interest in any distributions allocable to the Class M- Certificates with respect to the Trust Fund consisting primarily of a pool of conventional one- to four-family fixed interest rate first mortgage loans formed and sold by RESIDENTIAL ASSET MORTGAGE PRODUCTS, INC.

     This Certificate is payable solely from the assets of the Trust Fund, and does not represent an obligation of or interest in Residential Asset Mortgage Products, Inc., the Servicer, the Trustee referred to below or GMAC Mortgage Group, Inc. or any of their affiliates. Neither this Certificate nor the underlying Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality or by Residential Asset Mortgage Products, Inc., the Servicer, the Trustee or GMAC Mortgage Group, Inc. or any of their affiliates. None of the Company, the Servicer, GMAC Mortgage Group, Inc. or any of their affiliates will have any obligation with respect to any certificate or other obligation secured by or payable from payments on the Certificates.

               This certifies that CEDE & CO. is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Certificate Principal Balance of this Certificate by the aggregate Certificate Principal Balance of all Class M- Certificates, both as specified above) in certain distributions with respect to a Trust Fund consisting primarily of a pool of conventional one- to four-family fixed interest rate first mortgage loans (the "Mortgage Loans"), formed and sold by Residential Asset Mortgage Products, Inc. (hereinafter called the "Company," which term includes any successor entity under the Agreement referred to below). The Trust Fund was created pursuant to a Pooling and Servicing Agreement dated as specified above (the "Agreement") among the Company, the Servicer and Norwest Bank Minnesota, National Association, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the

Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

               Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing as described in the Agreement, to the Person in whose name this Certificate is registered at the close of business on the last day (or if such last day is not a Business Day, the Business Day immediately preceding such last day) of the month immediately preceding the month of such distribution (the "Record Date"), from the Available Distribution Amount in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount of interest and principal, if any required to be distributed to Holders of Class M- Certificates on such Distribution Date.

               Distributions on this Certificate will be made either by the Trustee or by a Paying Agent appointed by the Trustee in immediately available funds (by wire transfer or otherwise) for the account of the Person entitled thereto if such Person shall have so notified the Trustee or such Paying Agent, or by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register.

               Notwithstanding the above, the final distribution on this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Trustee for that purpose in the City of Minneapolis, Minnesota. The Initial Certificate Principal Balance of this Certificate is set forth above. The Certificate Principal Balance hereof will be reduced to the extent of the distributions allocable to principal and any Realized Losses allocable hereto.

               As described above, no transfer of this Class M Certificate will be made unless (i) the Trustee has received either an opinion of counsel or a representation letter, each as described in the Agreement, relating to the permissibility of such transfer under ERISA and Section 4975 of the Code, or
(ii) this Certificate is held by a Depository, in which case the Transferee will be deemed to have made representations relating to the permissibility of such transfer under ERISA and Section 4975 of the Code, as described in Section 5.02(e) of the Agreement. In addition, any purported Certificate Owner whose acquisition or holding of this Certificate (or interest herein) was effected in violation of the restrictions in Section 5.02(e) of the Agreement shall indemnify and hold harmless the Company, the Trustee, the Servicer, any Subservicer, and the Trust Fund from and against any and all liabilities, claims, costs or expenses incurred by such parties as a result of such acquisition or holding.

               This Certificate is one of a duly authorized issue of Certificates issued in several Classes designated as GMACM Mortgage Pass-Through Certificates of the Series specified hereon (herein collectively called the "Certificates").

               The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement. In the event Servicer funds are advanced with respect to any Mortgage Loan, such advance is reimbursable to the Servicer, to the extent provided in the Agreement, from related recoveries on such Mortgage Loan or from other cash that would have been distributable to Certificateholders.

               As provided in the Agreement, withdrawals from the Custodial Account and/or the Payment Account created for the benefit of Certificateholders may be made by the Servicer from time to time for purposes other than distributions to Certificateholders, such purposes including without limitation reimbursement to the Servicer of advances made, or certain expenses incurred, by it.

               The Agreement permits,  with certain exceptions therein provided, the amendment of the Agreement and the modification of the rights and obligations of the Company, the Servicer and the Trustee and the rights of the Certificateholders under the Agreement at any time by the Company, the Servicer and the Trustee with the consent of the Holders of Certificates evidencing in the aggregate not less than 66% of the Percentage Interests of each Class of Certificates affected thereby. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon the Certificate. The Agreement also permits the amendment thereof in certain circumstances without the consent of the Holders of any of the Certificates and, in certain additional circumstances, without the consent of the Holders of certain Classes of Certificates.

               As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies appointed by the Trustee in the City of Minneapolis, Minnesota, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of authorized denominations evidencing the same Class and aggregate Percentage Interest will be issued to the designated transferee or transferees.

               The Certificates are issuable only as registered Certificates without coupons in Classes and in denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of authorized denominations evidencing the same Class and aggregate Percentage Interest, as requested by the Holder surrendering the same.

               No service charge will be made for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

               The  Company,  the  Servicer,  the  Trustee  and the  Certificate
Registrar and any agent of the Company, the Servicer, the Trustee or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Company, the Servicer, the Trustee nor any such agent shall be affected by notice to the contrary.

               This Certificate shall be governed by and construed in accordance with the laws of the State of New York.

               The obligations created by the Agreement in respect of the Certificates and the Trust Fund created thereby shall terminate upon the payment to Certificateholders of all amounts held by or on behalf of the Trustee and required to be paid to them pursuant to the Agreement following the earlier of
(i) the maturity or other liquidation of the last Mortgage Loan subject thereto or the disposition of all property acquired upon foreclosure or deed in lieu of foreclosure of any Mortgage Loan and (ii) the purchase by the Servicer from the Trust Fund of all remaining Mortgage Loans and all property acquired in respect of such Mortgage Loans, thereby effecting early retirement of the Certificates. The Agreement permits, but does not require, the Servicer to (i) purchase at a price determined as provided in the Agreement all remaining Mortgage Loans and all property acquired in respect of any Mortgage Loan or (ii) purchase in whole, but not in part, all of the Certificates from the Holders thereof; provided, that any such option may only be exercised if the Pool Stated Principal Balance of the Mortgage Loans as of the Distribution Date upon which the proceeds of any such purchase are distributed is less than ten percent of the Cut-off Date Principal Balance of the Mortgage Loans.

               Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

               IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated:  June 27, 2000         NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION,
                                Not in its individual capacity but solely as
                                     Trustee




                                       By:___________________________________
                                                 Authorized Signatory


                          CERTIFICATE OF AUTHENTICATION

               This is one of the Class M- Certificates referred to in the within-mentioned Agreement.




                                   NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION,
                                  Not in its individual capacity but solely as Certificate Registrar



                                       By:___________________________________
                                                 Authorized Signatory

                                   ASSIGNMENT

               FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto (Please print or typewrite name and address including postal zip code of assignee) a Percentage Interest evidenced by the within GMACM Mortgage Pass-Through Certificate and hereby authorizes the transfer of registration of such interest to assignee on the Certificate Register of the Trust Fund.

               I (We) further direct the Certificate Registrar to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address:

Dated:
                                          Signature by or on behalf of assignor





                                                 Signature Guaranteed


                            DISTRIBUTION INSTRUCTIONS

               The assignee should include the following for purposes of distribution:

     Distributions shall be made, by wire transfer or otherwise, in immediately available funds to ___________________________________ for the account of
___________________________  account number ____________________,  or, if mailed by check, to ____________________________. Applicable statements should be mailed to __________________________________ .

     This information is provided by _______________________ , the assignee named above, or _______________________ , as its agent.

                                    EXHIBIT C


                           FORM OF CLASS B CERTIFICATE

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE SENIOR CERTIFICATES AND CLASS M CERTIFICATES [AND CLASS B-1] [CLASS B-2 CERTIFICATES] DESCRIBED IN THE AGREEMENT (AS DEFINED HEREIN).

THIS CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE RESOLD OR TRANSFERRED UNLESS IT IS REGISTERED PURSUANT TO SUCH ACT AND LAWS OR IS SOLD OR TRANSFERRED IN TRANSACTIONS WHICH ARE EXEMPT FROM REGISTRATION UNDER SUCH ACT AND UNDER APPLICABLE STATE LAW AND IS TRANSFERRED IN ACCORDANCE WITH THE PROVISIONS OF SECTION 5.02 OF THE AGREEMENT.

NO TRANSFER OF THIS CERTIFICATE MAY BE MADE TO ANY PERSON, UNLESS THE TRANSFEREE PROVIDES EITHER A CERTIFICATION PURSUANT TO SECTION 5.02(e) OF THE AGREEMENT OR AN OPINION OF COUNSEL SATISFACTORY TO THE SERVICER, THE COMPANY AND THE TRUSTEE THAT THE PURCHASE OF THIS CERTIFICATE WILL NOT CONSTITUTE OR RESULT IN A NON-EXEMPT PROHIBITED TRANSACTION UNDER SECTION 406 OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR SECTION 4975 OF THE CODE AND WILL NOT SUBJECT THE SERVICER, THE COMPANY OR THE TRUSTEE TO ANY OBLIGATION OR LIABILITY IN ADDITION TO THOSE UNDERTAKEN IN THE AGREEMENT.

Certificate No. 1                  7.75% Pass-Through Rate

Class B-     Subordinate           Aggregate Certificate Principal Balance of
        ----
                                   the Class B-     Certificates as of the
                                               -----
Date of Pooling and Servicing      Cut-off Date:
Agreement and Cut-off Date:        $[                              ]
                                     -------------------------------
June 27, 2000
                                   Initial Certificate Principal
First Distribution Date:           Balance of this Certificate:
July 25, 2000                      $[                              ]
                                     -------------------------------

Servicer:
GMAC Mortgage Corporation

Assumed Final Distribution Date:
August 25, 2030

                           GMACM MORTGAGE PASS-THROUGH CERTIFICATE,
                                 SERIES 2000-J2

       evidencing a percentage interest in any distributions allocable to the Class B- Certificates with respect to the Trust Fund consisting primarily of a pool of conventional one- to four-family fixed interest rate first mortgage loans formed and sold by RESIDENTIAL ASSET MORTGAGE PRODUCTS, INC.

     This Certificate is payable solely from the assets of the Trust Fund, and does not represent an obligation of or interest in Residential Asset Mortgage Products, Inc., the Servicer, the Trustee referred to below or GMAC Mortgage Group, Inc. or any of their affiliates. Neither this Certificate nor the underlying Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality or by Residential Asset Mortgage Products, Inc., the Servicer, the Trustee or GMAC Mortgage Group, Inc. or any of their affiliates. None of the Company, the Servicer, GMAC Mortgage Group, Inc. or any of their affiliates will have any obligation with respect to any certificate or other obligation secured by or payable from payments on the Certificates.

               This  certifies  that   [_____________________________]   is  the
registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Certificate Principal Balance of this Certificate by the aggregate Certificate Principal Balance of all Class B- Certificates, both as specified above) in certain distributions with respect to a Trust Fund consisting primarily of a pool of conventional one- to four-family fixed interest rate first mortgage loans (the "Mortgage Loans"), formed and sold by Residential Asset Mortgage Products, Inc. (hereinafter called the "Company," which term includes any successor entity under the Agreement referred to below). The Trust Fund was created pursuant to a Pooling and Servicing Agreement dated as specified above (the "Agreement") among the Company, the Servicer and Norwest Bank Minnesota, National Association, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

               Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last day (or if such last day is not a Business Day, the Business Day immediately preceding such last day) of the month next preceding the month of such distribution (the "Record Date"), from the Available Distribution Amount in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount of interest and principal, if any required to be distributed to Holders of Class B Certificates on such Distribution Date.

               Distributions on this Certificate will be made either by the Trustee or by a Paying Agent appointed by the Trustee in immediately available funds (by wire transfer or otherwise) for the account of the Person entitled thereto if such Person shall have so notified the Trustee or such Paying Agent, or by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register.

               Notwithstanding the above, the final distribution on this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Trustee for that purpose in the City of Minneapolis, Minnesota. The Initial Certificate Principal Balance of this Certificate is set forth above. The Certificate Principal Balance hereof will be reduced to the extent of the distributions allocable to principal and any Realized Losses allocable hereto.

               No transfer of this Class B Certificate will be made unless such transfer is exempt from the registration requirements of the Securities Act of 1933, as amended, and any applicable state securities laws or is made in accordance with said Act and laws. In the event that such a transfer is to be made, (i) the Trustee or the Company may require an opinion of counsel acceptable to and in form and substance satisfactory to the Trustee and the Company that such transfer is exempt (describing the applicable exemption and the basis therefor) from or is being made pursuant to the registration requirements of the Securities Act of 1933, as amended, and of any applicable statute of any state and (ii) the transferee shall execute an investment letter in the form described by the Agreement. The Holder hereof desiring to effect such transfer shall, and does hereby agree to, indemnify the Trustee, the Company, the Servicer and the Certificate Registrar acting on behalf of the Trustee against any liability that may result if the transfer is not so exempt or is not made in accordance with such Federal and state laws. In connection with any such transfer, the Trustee will also require either (i) an opinion of counsel acceptable to and in form and substance satisfactory to the Trustee, the Company and the Servicer with respect to the permissibility of such transfer under the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), and Section 4975 of the Internal Revenue Code (the "Code") and stating, among other things, that the transferee's acquisition of a Class B Certificate will not constitute or result in a non-exempt prohibited transaction under Section 406 of ERISA or Section 4975 of the Code or (ii) a representation letter, in the form as described by the Agreement, either stating that the transferee is not an employee benefit or other plan subject to the prohibited transaction provisions of ERISA or Section 4975 of the Code (a "Plan"), or any other person (including an investment manager, a named fiduciary or a trustee of any Plan) acting, directly or indirectly, on behalf of or purchasing any Certificate with "plan assets" of any Plan, or stating that the transferee is an insurance company, the source of funds to be used by it to purchase the Certificate is an "insurance company general account" (within the meaning of Department of Labor Prohibited Transaction Class Exemption ("PTCE") 95-60), and conditions set forth in Sections I and III of PTCE 95-60 have been satisfied.

               This Certificate is one of a duly authorized issue of Certificates issued in several Classes designated as GMACM Mortgage Pass-Through Certificates of the Series specified hereon (herein collectively called the "Certificates").

               The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement. In the event Servicer funds are advanced with respect to any Mortgage Loan, such advance is reimbursable to the Servicer, to the extent provided in the Agreement, from related recoveries on such Mortgage Loan or from other cash that would have been distributable to Certificateholders.

               As provided in the Agreement, withdrawals from the Custodial Account and/or the Payment Account created for the benefit of Certificateholders may be made by the Servicer from time to time for purposes other than distributions to Certificateholders, such purposes including without limitation reimbursement to the Servicer of advances made, or certain expenses incurred, by it.

               The Agreement permits,  with certain exceptions therein provided, the amendment of the Agreement and the modification of the rights and obligations of the Company, the Servicer and the Trustee and the rights of the Certificateholders under the Agreement at any time by the Company, the Servicer and the Trustee with the consent of the Holders of Certificates evidencing in the aggregate not less than 66% of the Percentage Interests of each Class of Certificates affected thereby. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon the Certificate. The Agreement also permits the amendment thereof in certain circumstances without the consent of the Holders of any of the Certificates and, in certain additional circumstances, without the consent of the Holders of certain Classes of Certificates.

               As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies appointed by the Trustee in the City of Minneapolis, Minnesota, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of authorized denominations evidencing the same Class and aggregate Percentage Interest will be issued to the designated transferee or transferees.

               The Certificates are issuable only as registered Certificates without coupons in Classes and in denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of authorized denominations evidencing the same Class and aggregate Percentage Interest, as requested by the Holder surrendering the same.

               No service charge will be made for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

               The  Company,  the  Servicer,  the  Trustee  and the  Certificate
Registrar and any agent of the Company, the Servicer, the Trustee or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Company, the Servicer, the Trustee nor any such agent shall be affected by notice to the contrary.

               This Certificate shall be governed by and construed in accordance with the laws of the State of New York.

               The obligations created by the Agreement in respect of the Certificates and the Trust Fund created thereby shall terminate upon the payment to Certificateholders of all amounts held by or on behalf of the Trustee and required to be paid to them pursuant to the Agreement following the earlier of
(i) the maturity or other liquidation of the last Mortgage Loan subject thereto or the disposition of all property acquired upon foreclosure or deed in lieu of foreclosure of any Mortgage Loan and (ii) the purchase by the Servicer from the Trust Fund of all remaining Mortgage Loans and all property acquired in respect of such Mortgage Loans, thereby effecting early retirement of the Certificates. The Agreement permits, but does not require, the Servicer to (i) purchase at a price determined as provided in the Agreement all remaining Mortgage Loans and all property acquired in respect of any Mortgage Loan or (ii) purchase in whole, but not in part, all of the Certificates from the Holders thereof; provided, that any such option may only be exercised if the Pool Stated Principal Balance of the Mortgage Loans as of the Distribution Date upon which the proceeds of any such purchase are distributed is less than ten percent of the Cut-off Date Principal Balance of the Mortgage Loans.

               Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

               IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated:  June 27, 2000       NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION,
                            Not in its individual capacity but solely as
                                     Trustee



                                       By:_________________________________
                                                 Authorized Signatory



                          CERTIFICATE OF AUTHENTICATION

               This is one of the Class B- Certificates referred to in the within-mentioned Agreement.



                              NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION,
                                Not in its individual capacity but solely as Certificate Registrar


                                       By:__________________________________
                                                 Authorized Signatory

                                   ASSIGNMENT

               FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto (Please print or typewrite name and address including postal zip code of assignee) a Percentage Interest evidenced by the within GMACM Mortgage Pass-Through Certificate and hereby authorizes the transfer of registration of such interest to assignee on the Certificate Register of the Trust Fund.

               I (We) further direct the Certificate Registrar to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address:

Dated:
                                          Signature by or on behalf of assignor





                                                 Signature Guaranteed



                            DISTRIBUTION INSTRUCTIONS

               The assignee should include the following for purposes of distribution:

     Distributions shall be made, by wire transfer or otherwise, in immediately available funds to ___________________________________ for the account of
_____________________________ account number ____________________, or, if mailed by check, to ______________________________. Applicable statements should be mailed to __________________________________ .

     This information is provided by ________________________, the assignee named above, or __________________________, as its agent.

                                    EXHIBIT D


                           FORM OF CLASS R CERTIFICATE

THIS CERTIFICATE MAY NOT BE HELD BY OR TRANSFERRED TO A NON-UNITED STATES PERSON OR A DISQUALIFIED ORGANIZATION (AS DEFINED BELOW).

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "RESIDUAL INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT" AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986 (THE "CODE").

NO TRANSFER OF THIS CERTIFICATE MAY BE MADE TO ANY PERSON, UNLESS THE TRANSFEREE PROVIDES EITHER A CERTIFICATION PURSUANT TO SECTION 5.02(e) OF THE AGREEMENT OR AN OPINION OF COUNSEL SATISFACTORY TO THE SERVICER, THE COMPANY AND THE TRUSTEE THAT THE PURCHASE OF THIS CERTIFICATE WILL NOT CONSTITUTE OR RESULT IN A NON-EXEMPT PROHIBITED TRANSACTION UNDER SECTION 406 OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR SECTION 4975 OF THE CODE AND WILL NOT SUBJECT THE SERVICER, THE COMPANY OR THE TRUSTEE TO ANY OBLIGATION OR LIABILITY IN ADDITION TO THOSE UNDERTAKEN IN THE AGREEMENT.

ANY RESALE, TRANSFER OR OTHER DISPOSITION OF THIS CERTIFICATE MAY BE MADE ONLY IF THE PROPOSED TRANSFEREE PROVIDES A TRANSFER AFFIDAVIT TO THE SERVICER AND THE TRUSTEE THAT (1) SUCH TRANSFEREE IS NOT (A) THE UNITED STATES, ANY STATE OR POLITICAL SUBDIVISION THEREOF, ANY POSSESSION OF THE UNITED STATES, OR ANY AGENCY OR INSTRUMENTALITY OF ANY OF THE FOREGOING (OTHER THAN AN INSTRUMENTALITY WHICH IS A CORPORATION IF ALL OF ITS ACTIVITIES ARE SUBJECT TO TAX AND EXCEPT FOR THE FHLMC, A MAJORITY OF ITS BOARD OF DIRECTORS IS NOT SELECTED BY SUCH GOVERNMENTAL UNIT), (B) A FOREIGN GOVERNMENT, ANY INTERNATIONAL ORGANIZATION, OR ANY AGENCY OR INSTRUMENTALITY OF EITHER OF THE FOREGOING, (C) ANY ORGANIZATION (OTHER THAN CERTAIN FARMERS' COOPERATIVES DESCRIBED IN SECTION 521 OF THE CODE) WHICH IS EXEMPT FROM THE TAX IMPOSED BY CHAPTER 1 OF THE CODE UNLESS SUCH ORGANIZATION IS SUBJECT TO THE TAX IMPOSED BY SECTION 511 OF THE CODE (INCLUDING THE TAX IMPOSED BY SECTION 511 OF THE CODE ON UNRELATED BUSINESS TAXABLE INCOME), (D) RURAL ELECTRIC AND TELEPHONE COOPERATIVES DESCRIBED IN SECTION 1381(a)(2)(C) OF THE CODE, (E) AN ELECTING LARGE PARTNERSHIP UNDER SECTION 775(a) OF THE CODE (ANY SUCH PERSON DESCRIBED IN THE FOREGOING CLAUSES (A), (B),
(C), (D) OR (E) BEING HEREIN REFERRED TO AS A "DISQUALIFIED  ORGANIZATION"),  OR
(F) AN AGENT OF A DISQUALIFIED ORGANIZATION, (2) NO PURPOSE OF SUCH TRANSFER IS TO IMPEDE THE ASSESSMENT OR COLLECTION OF TAX AND (3) SUCH TRANSFEREE SATISFIES CERTAIN ADDITIONAL CONDITIONS RELATING TO THE FINANCIAL CONDITION OF THE PROPOSED TRANSFEREE. NOTWITHSTANDING THE REGISTRATION IN THE CERTIFICATE REGISTER OR ANY TRANSFER, SALE OR OTHER DISPOSITION OF THIS CERTIFICATE TO A DISQUALIFIED ORGANIZATION OR AN AGENT OF A DISQUALIFIED ORGANIZATION, SUCH REGISTRATION SHALL BE DEEMED TO BE OF NO LEGAL FORCE OR EFFECT WHATSOEVER AND SUCH PERSON SHALL NOT BE DEEMED TO BE A CERTIFICATEHOLDER FOR ANY PURPOSE HEREUNDER, INCLUDING, BUT NOT LIMITED TO, THE RECEIPT OF DISTRIBUTIONS ON THIS CERTIFICATE. EACH HOLDER OF THIS CERTIFICATE BY ACCEPTANCE OF THIS CERTIFICATE SHALL BE DEEMED TO HAVE CONSENTED TO THE PROVISIONS OF THIS PARAGRAPH.

Certificate No. 1                     7.75% Pass-Through Rate

Class R-[__] Senior                   Aggregate Initial Certificate
                                      Principal Balance of the
Date of Pooling and Servicing         Class R Certificates:
Agreement and Cut-off Date:           $100.00
June 27, 2000
                                      Initial Certificate Principal
First Distribution Date:              Balance of this Certificate:
July 25, 2000                         $[                              ]
                                        -------------------------------

Servicer:                             Percentage Interest:
GMAC Mortgage Corporation                           %
                                      --------------

Assumed Final Distribution Date:      CUSIP
August 25, 2030


                           GMACM MORTGAGE PASS-THROUGH CERTIFICATE,
                                 SERIES 2000-J2

        evidencing a percentage interest in any distributions allocable to the Class R-[__] Certificates with respect to the Trust Fund consisting primarily of a pool of conventional one- to four-family fixed interest rate first mortgage loans formed and sold by RESIDENTIAL ASSET MORTGAGE PRODUCTS, INC.

     This Certificate is payable solely from the assets of the Trust Fund, and does not represent an obligation of or interest in Residential Asset Mortgage Products, Inc., the Servicer, the Trustee referred to below or GMAC Mortgage Group, Inc. or any of their affiliates. Neither this Certificate nor the underlying Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality or by Residential Asset Mortgage Products, Inc., the Servicer, the Trustee or GMAC Mortgage Group, Inc. or any of their affiliates. None of the Company, the Servicer, GMAC Mortgage Group, Inc. or any of their affiliates will have any obligation with respect to any certificate or other obligation secured by or payable from payments on the Certificates.

     This certifies that [______________________ ] is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Initial Certificate Principal Balance of this Certificate by the aggregate Initial Certificate Principal Balance of all Class R-[__] Certificates, both as specified above) in certain distributions with respect to the Trust Fund consisting primarily of a pool of conventional one- to four-family fixed interest rate first mortgage loans (the "Mortgage Loans"), formed and sold by Residential Asset Mortgage Products, Inc. (hereinafter called the "Company," which term includes any successor entity under the Agreement referred to below). The Trust Fund was created pursuant to a Pooling and Servicing Agreement dated as specified above (the "Agreement") among the Company, the Servicer and Norwest Bank Minnesota, National Association, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

               Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing as described in the Agreement, to the Person in whose name this Certificate is registered at the close of business on the last day (or if such last day is not a Business Day, the Business Day immediately preceding such last day) of the month immediately preceding the month of such distribution (the "Record Date"), from the Available Distribution Amount in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount of interest and principal, if any required to be distributed to Holders of Class R Certificates on such Distribution Date.

               Each Holder of this Certificate will be deemed to have agreed to be bound by the restrictions set forth in the Agreement to the effect that (i) each person holding or acquiring any Ownership Interest in this Certificate must be a United States Person and a Permitted Transferee, (ii) the transfer of any Ownership Interest in this Certificate will be conditioned upon the delivery to the Trustee of, among other things, an affidavit to the effect that it is a United States Person and Permitted Transferee, (iii) any attempted or purported transfer of any Ownership Interest in this Certificate in violation of such restrictions will be absolutely null and void and will vest no rights in the purported transferee, and (iv) if any person other than a United States Person and a Permitted Transferee acquires any Ownership Interest in this Certificate in violation of such restrictions, then the Company will have the right, in its sole discretion and without notice to the Holder of this Certificate, to sell this Certificate to a purchaser selected by the Company, which purchaser may be the Company, or any affiliate of the Company, on such terms and conditions as the Company may choose.

               Notwithstanding   the  above,  the  final  distribution  on  this
Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Trustee for that purpose in the City of Minneapolis, Minnesota. The Initial Certificate Principal Balance of this Certificate is set forth above. The Certificate Principal Balance hereof will be reduced to the extent of distributions allocable to principal and any Realized Losses allocable hereto. Notwithstanding the reduction of the Certificate Principal Balance hereof to zero, this Certificate will remain outstanding under the Agreement and the Holder hereof may have additional obligations with respect to this Certificate, including tax liabilities, and may be entitled to certain additional distributions hereon, in accordance with the terms and provisions of the Agreement.

               No transfer of this Class R Certificate will be made unless the Trustee has received either (i) an opinion of counsel acceptable to and in form and substance satisfactory to the Trustee, the Company and the Servicer with respect to the permissibility of such transfer under the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), and Section 4975 of the Internal Revenue Code (the "Code") and stating, among other things, that the transferee's acquisition of a Class R Certificate will not constitute or result in a non-exempt prohibited transaction under Section 406 of ERISA or Section 4975 of the Code or (ii) a representation letter, in the form as described by the Agreement, stating that the transferee is not an employee benefit or other plan subject to the prohibited transaction provisions of ERISA or Section 4975 of the Code (a "Plan"), or any other person (including an investment manager, a named fiduciary or a trustee of any Plan) acting, directly or indirectly, on behalf of or purchasing any Certificate with "plan assets" of any Plan.

               This Certificate is one of a duly authorized issue of Certificates issued in several Classes designated as GMACM Mortgage Pass-Through Certificates of the Series specified hereon (herein collectively called the "Certificates").

               The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement. In the event Servicer funds are advanced with respect to any Mortgage Loan, such advance is reimbursable to the Servicer, to the extent provided in the Agreement, from related recoveries on such Mortgage Loan or from other cash that would have been distributable to Certificateholders.

               As provided in the Agreement, withdrawals from the Custodial Account and/or the Payment Account created for the benefit of Certificateholders may be made by the Servicer from time to time for purposes other than distributions to Certificateholders, such purposes including without limitation reimbursement to the Servicer of advances made, or certain expenses incurred, by it.

               The Agreement permits,  with certain exceptions therein provided, the amendment of the Agreement and the modification of the rights and obligations of the Company, the Servicer and the Trustee and the rights of the Certificateholders under the Agreement at any time by the Company, the Servicer and the Trustee with the consent of the Holders of Certificates evidencing in the aggregate not less than 66% of the Percentage Interests of each Class of Certificates affected thereby. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon the Certificate. The Agreement also permits the amendment thereof in certain circumstances without the consent of the Holders of any of the Certificates and, in certain additional circumstances, without the consent of the Holders of certain Classes of Certificates.

               As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies appointed by the Trustee in the City of Minneapolis, Minnesota, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of authorized denominations evidencing the same Class and aggregate Percentage Interest will be issued to the designated transferee or transferees.

               The Certificates are issuable only as registered Certificates without coupons in Classes and in denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of authorized denominations evidencing the same Class and aggregate Percentage Interest, as requested by the Holder surrendering the same.

               No service charge will be made for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

               The  Company,  the  Servicer,  the  Trustee  and the  Certificate
Registrar and any agent of the Company, the Servicer, the Trustee or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Company, the Servicer, the Trustee nor any such agent shall be affected by notice to the contrary.

               This Certificate shall be governed by and construed in accordance with the laws of the State of New York.

               The obligations created by the Agreement in respect of the Certificates and the Trust Fund created thereby shall terminate upon the payment to Certificateholders of all amounts held by or on behalf of the Trustee and required to be paid to them pursuant to the Agreement following the earlier of
(i) the maturity or other liquidation of the last Mortgage Loan subject thereto or the disposition of all property acquired upon foreclosure or deed in lieu of foreclosure of any Mortgage Loan and (ii) the purchase by the Servicer from the Trust Fund of all remaining Mortgage Loans and all property acquired in respect of such Mortgage Loans, thereby effecting early retirement of the Certificates. The Agreement permits, but does not require, the Servicer to (i) purchase at a price determined as provided in the Agreement all remaining Mortgage Loans and all property acquired in respect of any Mortgage Loan or (ii) purchase in whole, but not in part, all of the Certificates from the Holders thereof; provided, that any such option may only be exercised if the Pool Stated Principal Balance of the Mortgage Loans as of the Distribution Date upon which the proceeds of any such purchase are distributed is less than ten percent of the Cut-off Date Principal Balance of the Mortgage Loans.

               Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

               IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated:  June 27, 2000        NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION,
                             Not in its individual capacity but solely as
                                     Trustee




                                       By:__________________________________
                                                 Authorized Signatory


                          CERTIFICATE OF AUTHENTICATION

               This is one of the Class R-[__] Certificates referred to in the within-mentioned Agreement.




                               NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION, Not in its individual capacity but solely as Certificate Registrar



                                       By:_________________________________
                                                 Authorized Signatory

                                   ASSIGNMENT

               FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto (Please print or typewrite name and address including postal zip code of assignee) a Percentage Interest evidenced by the within GMACM Mortgage Pass-Through Certificate and hereby authorizes the transfer of registration of such interest to assignee on the Certificate Register of the Trust Fund.

               I (We) further direct the Certificate Registrar to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address:

Dated:
                                         Signature by or on behalf of assignor





                                                 Signature Guaranteed


                            DISTRIBUTION INSTRUCTIONS

               The assignee should include the following for purposes of distribution:

     Distributions shall be made, by wire transfer or otherwise, in immediately available funds to __________________________________________ for the account of
___________________________  account number _________________,  or, if mailed by check, to _________________________________. Applicable statements should be mailed to ____________________________.

     This information is provided by ______________________ , the assignee named above, or _______________________, as its agent.

                                    EXHIBIT E


                             MORTGAGE LOAN SCHEDULE



                                                          2000-J2
  Loan ID                                     Rate              Orig Amount     Issue Date Bal      Current UPB
  Borrower Name                               First Pay Date    Orig Term       Occupancy           Purpose
  Street Address                              Processing Style  Buydown Ind     Paid to Date        LTV
  City                    State  Zip          P & I             Maturity Date   Issue Date          Unsched Pmnts


  12030830                                    8.250             $325,350.00     $324,684.52         $324,684.52
  WILLIAMS, BRIAN                             04/01/2000        352             Primary Residence   Construction-Permanent
  2141 W ERIE STREET                          Standard          N               06/01/2000          78.3976
  CHICAGO                   IL   60612-0000   $2,457.09         07/01/2029      JUN2000-99          $0.00
  12032050                                    8.375             $590,000.00     $589,205.90         $589,604.33
  MULDER, MARK G                              05/01/2000        350             Primary Residence   Construction-Permanent
  1760 ARBOR ROAD                             Standard          N               05/01/2000          79.9458
  PASO ROBLES               CA   93446-0000   $4,513.38         06/01/2029      JUN2000-99          $0.00
  12084680                                    9.000             $278,650.00     $278,324.48         $278,324.48
  ABATE, FRANCIS E                            05/01/2000        353             Primary Residence   Construction-Permanent
  27426 BRANDON CIRCLE                        Standard          N               06/01/2000          94.6352
  STEAMBOAT SPRINGS         CO   80487-0000   $2,250.87         09/01/2029      JUN2000-99          $2.32
  12163270                                    8.375             $380,000.00     $379,763.80         $379,763.80
  HUA, SAM Y                                  06/01/2000        360             Primary Residence   Purchase
  6130 VIA VENETIA SOUTH                      Standard          N               06/01/2000          64.6259
  DELRAY BEACH              FL   33484-0000   $2,888.28         05/01/2030      JUN2000-99          $0.00
  12207320                                    8.750             $297,200.00     $296,856.76         $296,856.76
  FORD, HERMAN C                              05/01/2000        360             Primary Residence   Purchase
  3 PENHALE PASSAGE                           Standard          N               06/01/2000          79.9989
  MEDFORD                   NJ   08055-0000   $2,338.08         04/01/2030      JUN2000-99          $0.00
  12269210                                    8.000             $299,850.00     $299,210.39         $299,210.39
  TULLY, PETER A                              04/01/2000        353             Primary Residence   Construction-Permanent
  1009 SLATE WAY                              Standard          N               06/01/2000          93.9971
  MONUMENT                  CO   80132-0000   $2,210.79         08/01/2029      JUN2000-99          ($0.01)
  12326950                                    8.375             $394,600.00     $394,076.92         $393,812.64
  CARRAWAY, JAMES FERRELL                     05/01/2000        352             Second Home         Construction-Permanent
  73292 HWY 40                                Standard          N               07/01/2000          66.3639
  TABERNASH                 CO   80478-0000   $3,014.61         08/01/2029      JUN2000-99          $0.00
  12346850                                    8.625             $264,950.00     $264,615.88         $264,615.88
  JORDEN, JAMES M                             05/01/2000        352             Primary Residence   Construction-Permanent
  102 AARON WAY                               Relocation        N               06/01/2000          79.9861
  WHEELING                  WV   26003-0000   $2,070.79         08/01/2029      JUN2000-99          $0.00
  12360150                                    8.000             $240,000.00     $240,000.00         $240,000.00
  MOLL, JOHN W                                08/01/2000        360             Primary Residence   Purchase
  4685 OTTAWA CT                              Select            N               07/01/2000          61.7715
  CLARKSTON                 MI   48348-0000   $1,761.04         07/01/2030      JUN2000-99          $159.97
  12397330                                    8.750             $485,000.00     $484,720.96         $484,720.96
  DOUGHERTY, MICHAEL R                        06/01/2000        360             Second Home         Purchase
  4602 FOURTH AVENUE                          Standard          N               06/01/2000          63.8158
  AVALON                    NJ   08202-0000   $3,815.50         05/01/2030      JUN2000-99          $0.00
  12446580                                    8.875             $350,750.00     $350,126.72         $350,126.72
  ODDIE, MICHAEL E                            04/01/2000        354             Primary Residence   Construction-Permanent
  54 ROMIGA LN                                Select            N               06/01/2000          79.7636
  PALOS PARK                IL   60464-0000   $2,800.32         09/01/2029      JUN2000-99          $0.00
  12536860                                    8.000             $304,000.00     $304,000.00         $304,000.00
  BELL, GARRICK A                             07/01/2000        360             Primary Residence   Purchase
  6 INDEPENDENCE PLACE                        Standard          N               06/01/2000          95
  SOUTH RIVER               NJ   08882-2710   $2,230.65         06/01/2030      JUN2000-99          $0.00
  12555830                                    8.000             $308,250.00     $308,250.00         $308,250.00
  NASH, PETER A                               08/01/2000        360             Primary Residence   Purchase
  2101 PEREGRINE CIRCLE                       Select            N               07/01/2000          79.9991
  AUDUBON                   PA   19403-0000   $2,261.83         07/01/2030      JUN2000-99          $205.46
  12579950                                    8.250             $260,000.00     $259,667.26         $259,667.26
  GRAESSLE, WILLIAM                           05/01/2000        360             Primary Residence   Purchase
  266 SYKESVILLE ROAD                         Standard          N               06/01/2000          89.6286
  CHESTERFIELD              NJ   08562-0000   $1,953.30         04/01/2030      JUN2000-99          $0.00
  12588810                                    8.250             $345,000.00     $343,285.00         $343,285.00
  GJONI, LEON                                 04/01/2000        240             Primary Residence   Purchase
  9 WELLINGTON COURT                          Standard          N               06/01/2000          66.921
  SHELTON                   CT   06484-0000   $2,939.63         03/01/2020      JUN2000-99          $0.00




  Loan ID                                     Rate              Orig Amount     Issue Date Bal      Current UPB
  Borrower Name                               First Pay Date    Orig Term       Occupancy           Purpose
  Street Address                              Processing Style  Buydown Ind     Paid to Date        LTV
  City                    State  Zip          P & I             Maturity Date   Issue Date          Unsched Pmnts

  12616470                                    8.375             $330,000.00     $329,588.34         $329,588.34
  BUDZIAK, STEVEN J                           05/01/2000        360             Primary Residence   Purchase
  251 E LASALLE STREET                        Standard          N               06/01/2000          77.5285
  VERNON HILLS              IL   60061-0000   $2,508.24         04/01/2030      JUN2000-99          $0.00
  12617260                                    8.375             $350,000.00     $349,563.38         $349,563.38
  BAKER, ROBERT J                             05/01/2000        360             Primary Residence   Purchase
  15015 SADDLE CREEK DRIVE                    Standard          N               06/01/2000          68.0934
  VALLEY CENTER             CA   92083-0000   $2,660.26         04/01/2030      JUN2000-99          $0.00
  12679780                                    8.000             $357,000.00     $355,538.60         $355,538.60
  MELISO, ROSE                                01/01/2000        360             Primary Residence   Refinance
  44 TERRY ROAD                               Standard          N               06/01/2000          77.6087
  NORTHPORT                 NY   11768-0000   $2,619.54         12/01/2029      JUN2000-99          ($0.01)
  12695630                                    7.375             $244,550.00     $243,608.06         $243,608.06
  RABY, STEVEN P                              02/01/2000        360             Primary Residence   Purchase
  3200 FIDDLERS HAMMOCK LANE                  Relocation        Y               06/01/2000          79.9878
  PONTE VEDRA BEACH         FL   32082-0000   $1,689.05         01/01/2030      JUN2000-99          $0.00
  12703740                                    8.750             $420,000.00     $418,523.41         $418,523.41
  BALDWIN, WILLIAM E                          01/01/2000        360             Second Home         Refinance
  938 2ND ST 302                              Standard          N               06/01/2000          75
  SANTA MONICA              CA   90403-0000   $3,304.15         12/01/2029      JUN2000-99          $0.00
  12726200                                    9.000             $486,500.00     $485,966.53         $485,966.53
  HERBSTREITH, CHARLES E                      05/01/2000        360             Primary Residence   Purchase
  519 EASTON ROAD                             Stated Income     N               06/01/2000          70
  RIEGLESVILLE              PA   18077-0000   $3,914.49         04/01/2030      JUN2000-99          $0.00
  12727030                                    8.500             $240,000.00     $240,000.00         $240,000.00
  ANDERSON, ROBERT M                          07/01/2000        360             Primary Residence   Purchase
  865 WEST BORTON ROAD                        Standard          N               06/01/2000          74.6712
  ESSEXVILLE                MI   48732-0000   $1,845.40         06/01/2030      JUN2000-99          $0.00
  12732580                                    7.500             $462,300.00     $460,914.70         $460,914.70
  KUIPERS, KARL A                             03/01/2000        360             Primary Residence   Purchase
  1209 STONEHOLLOW LANE                       Select            N               06/01/2000          79.9893
  ROANOKE                   TX   76262-0000   $3,232.47         02/01/2030      JUN2000-99          $0.00
  12733590                                    7.375             $450,000.00     $448,188.70         $448,188.70
  HICE, LARRY K                               02/01/2000        360             Primary Residence   Purchase
  411 BRYN MEADOWS                            Vip Relocation    N               06/01/2000          69.2308
  SOUTHLAKE                 TX   76092-0000   $3,108.04         01/01/2030      JUN2000-99          $78.05
  12750110                                    7.500             $300,000.00     $298,402.44         $298,402.44
  OLIVE, BRADLEY G                            12/01/1999        360             Primary Residence   Purchase
  5905 VIA DEL TECOLOTE                       Standard          N               06/01/2000          80
  YORBA LINDA               CA   92887-0000   $2,097.65         11/01/2029      JUN2000-99          $9.48
  12753750                                    7.750             $529,600.00     $527,038.80         $527,038.80
  HICKS, RONNIE G                             01/01/2000        360             Primary Residence   Purchase
  29900 ROUTT COUNTY RD 14                    Standard          N               06/01/2000          80
  STEAMBOAT SPRINGS         CO   80487-0000   $3,794.12         12/01/2029      JUN2000-99          $281.96
  12753860                                    8.250             $600,000.00     $599,012.60         $599,012.60
  MARKLEY, DOUGLAS                            06/01/2000        240             Second Home         Purchase
  685 HAWK HILL TRAIL                         Select            N               06/01/2000          61.6735
  PALM DESERT               CA   92211-7488   $5,112.40         05/01/2020      JUN2000-99          $0.00
  12760360                                    8.250             $431,550.00     $134,033.32         $134,033.32
  ALEXANDER, NICHOLAS                         01/01/2000        360             Primary Residence   Purchase
  2950 S TORREY PINES DRIVE                   Standard          N               06/01/2000          90
  LAS VEGAS                 NV   89146-0000   $1,010.89         12/01/2029      JUN2000-99          $309,456.35
  16398040                                    8.875             $346,000.00     $344,726.55         $344,726.55
  MENENDEZ, JUAN CARLOS                       01/01/2000        351             Primary Residence   Construction-Permanent
  18360 SW 158 STREET                         Standard          N               06/01/2000          84.9299
  MIAMI                     FL   33187-0000   $2,767.31         03/01/2029      JUN2000-99          $0.00
  16569330                                    8.750             $270,000.00     $268,599.99         $268,599.99
  RIETSCH, CHRISTOPHER                        11/01/1999        353             Primary Residence   Construction-Permanent
  18 BRANCH STREET                            Standard          N               06/01/2000          70.2862
  GOLDENS BRIDGE            NY   10526-0000   $2,132.87         03/01/2029      JUN2000-99          $53.05
  16781410                                    8.750             $404,600.00     $403,589.65         $403,589.65
  MONTANA, BLAKE W                            03/01/2000        351             Primary Residence   Construction-Permanent
  55251 SKYLINE RANCH ROAD                    Standard          N               06/01/2000          85
  PIONEERTOWN               CA   92285-0000   $3,200.05         05/01/2029      JUN2000-99          $0.00




  Loan ID                                     Rate              Orig Amount     Issue Date Bal      Current UPB
  Borrower Name                               First Pay Date    Orig Term       Occupancy           Purpose
  Street Address                              Processing Style  Buydown Ind     Paid to Date        LTV
  City                    State  Zip          P & I             Maturity Date   Issue Date          Unsched Pmnts

  16801670                                    8.625             $504,000.00     $503,369.38         $503,369.38
  THOMPSON, RON L                             05/01/2000        353             Primary Residence   Construction-Permanent
  1500 MADDEN LANE                            Select            N               06/01/2000          77.5385
  PLACERVILLE               CA   95667-0000   $3,936.68         09/01/2029      JUN2000-99          $0.00
  16937600                                    8.500             $373,950.00     $373,220.27         $373,220.27
  WOODS, DENNIS                               04/01/2000        352             Second Home         Construction-Permanent
  52 FAWN MEADOW ROAD                         Standard          N               06/01/2000          74.9932
  MANHATTAN                 MT   59741-0000   $2,889.71         07/01/2029      JUN2000-99          $1.91
  16939330                                    8.500             $360,530.00     $360,311.58         $360,311.58
  FIELDS, FLORENE P                           06/01/2000        360             Primary Residence   Purchase
  57161 MEDINAH                               Standard          N               06/01/2000          69.9987
  LA QUINTA                 CA   92253-0000   $2,772.17         05/01/2030      JUN2000-99          $0.00
  49894410                                    8.000             $126,000.00     $124,482.98         $124,482.98
  CHUISANO, JOHN                              02/01/1999        360             Primary Residence   Purchase
  29 LAUREL LANE                              Stated Income     N               06/01/2000          45.6429
  HOLTSVILLE                NY   11742-0000   $924.55           01/01/2029      JUN2000-99          $0.40
  50000400                                    7.500             $356,000.00     $355,469.93         $355,469.93
  CIPPONERI, BENEDICT V                       05/01/2000        360             Primary Residence   Refinance
  3205 BOUQUET COURT                          Standard          N               06/01/2000          74.92
  MODESTO                   CA   95356-0000   $2,489.21         04/01/2030      JUN2000-99          $0.00
  50038760                                    7.500             $650,000.00     $646,988.07         $646,486.85
  CHARRON, RONALD R                           01/01/2000        360             Primary Residence   Purchase
  16771 EDGEWATER LANE                        Select            N               07/01/2000          74.2857
  HUNTINGTON BEACH          CA   92649-0000   $4,544.90         12/01/2029      JUN2000-99          $71.92
  50079330                                    7.500             $450,000.00     $450,000.00         $450,000.00
  KUTNER, HAROLD R                            07/01/2000        360             Second Home         Purchase
  113 COMMODORE DRIVE                         Super Select      N               06/01/2000          36
  JUPITER                   FL   33477-0000   $3,146.47         06/01/2030      JUN2000-99          $0.00
  50094730                                    8.125             $269,800.00     $269,623.51         $269,623.51
  SMOOT, MARK T                               06/01/2000        360             Primary Residence   Purchase
  10774 FOLKSTONE WAY                         Standard          N               06/01/2000          94.9916
  WOODSTOCK                 MD   21163-0000   $2,003.26         05/01/2030      JUN2000-99          $0.00
  50113150                                    8.875             $277,200.00     $276,958.69         $276,958.69
  RUBENSTEIN, STEVEN H.                       06/01/2000        360             Primary Residence   Purchase
  1629 CAMELLIA                               Standard          N               06/01/2000          89.7087
  SCHAUMBURG                IL   60193-0000   $2,205.53         05/01/2030      JUN2000-99          $85.90
  50125420                                    8.375             $321,000.00     $316,286.93         $316,286.93
  DEVANE, EDWARD A                            03/01/2000        360             Primary Residence   Refinance
  22808 STEEPLE BLUFF                         Standard          N               06/01/2000          85.6
  SAN ANTONIO               TX   78256-0000   $2,439.84         02/01/2030      JUN2000-99          $3,906.57
  50132820                                    8.500             $292,950.00     $292,593.79         $292,593.79
  THOMPSON, JAMES V                           05/01/2000        360             Primary Residence   Purchase
  3935 LAKE FORREST DRIVE                     Standard          N               06/01/2000          90
  ATLANTA                   GA   30342-0000   $2,252.54         04/01/2030      JUN2000-99          $0.00
  50132850                                    8.250             $528,000.00     $527,663.31         $527,663.31
  RAINES, MICHAEL B                           06/01/2000        360             Primary Residence   Purchase
  4860 OLD STILESBORO ROAD                    Select            N               06/01/2000          80
  ACWORTH                   GA   30101-0000   $3,966.69         05/01/2030      JUN2000-99          $0.00
  50134350                                    8.750             $300,000.00     $299,252.06         $299,252.06
  CIVAN, ETHAN D                              05/01/2000        360             Primary Residence   Purchase
  170 SOMERSET DRIVE                          Standard          N               06/01/2000          53.8938
  BLUE BELL                 PA   19422-0000   $2,360.11         04/01/2030      JUN2000-99          $401.46
  50137810                                    8.250             $324,000.00     $323,585.36         $323,585.36
  BENNETT, ERNEST H                           05/01/2000        360             Primary Residence   Purchase
  76 SIXTH AVENUE                             Standard          N               06/01/2000          80
  NYACK                     NY   10960-0000   $2,434.11         04/01/2030      JUN2000-99          $0.00
  50140660                                    9.250             $391,500.00     $391,500.00         $391,500.00
  KASTELER, DOUGLAS S                         07/01/2000        360             Primary Residence   Purchase
  670 WOODLAND HILLS DRIVE                    Standard          N               06/01/2000          90
  BOUNTIFUL                 UT   84010-0000   $3,220.78         06/01/2030      JUN2000-99          $0.00
  50141110                                    8.625             $304,650.00     $304,470.13         $304,470.13
  WHEATLEY, MICHAEL J                         06/01/2000        360             Primary Residence   Purchase
  754 E HILLSIDE AVENUE                       Standard          N               06/01/2000          90
  BARRINGTON                IL   60010-0000   $2,369.54         05/01/2030      JUN2000-99          $0.00




  Loan ID                                     Rate              Orig Amount     Issue Date Bal      Current UPB
  Borrower Name                               First Pay Date    Orig Term       Occupancy           Purpose
  Street Address                              Processing Style  Buydown Ind     Paid to Date        LTV
  City                    State  Zip          P & I             Maturity Date   Issue Date          Unsched Pmnts

  50152960                                    8.250             $355,000.00     $352,933.60         $352,335.18
  TUFENKJIAN, NAZARETH G                      04/01/2000        240             Second Home         Purchase
  27310 OLINDA CIRCLE                         Standard          N               07/01/2000          58.6777
  MISSION VIEJO             CA   92692-0000   $3,024.84         03/01/2020      JUN2000-99          $301.68
  50153840                                    8.625             $292,800.00     $292,800.00         $292,800.00
  COIRO, MARIO                                07/01/2000        360             Primary Residence   Purchase
  1 ENMANS ROAD                               Standard          N               06/01/2000          80
  ROXBURRY TWP              NJ   07852-0000   $2,277.37         06/01/2030      JUN2000-99          $0.00
  50163810                                    8.500             $260,000.00     $259,683.86         $259,524.11
  POOLE, TIMOTHY A                            05/01/2000        360             Primary Residence   Purchase
  2412 PING DRIVE                             Standard          N               07/01/2000          75.3623
  HENDERSON                 NV   89014-0000   $1,999.18         04/01/2030      JUN2000-99          ($0.01)
  50164560                                    8.875             $359,200.00     $359,200.00         $359,200.00
  DEFREES, DAVID A                            08/01/2000        360             Primary Residence   Purchase
  9650 OAKHAVEN COURT                         Standard          N               07/01/2000          79.9938
  INDIANAPOLIS              IN   46256-0000   $2,857.96         07/01/2030      JUN2000-99          $199.90
  50168860                                    8.250             $300,000.00     $296,111.68         $296,111.68
  KOEPERNIK, NORMAN L                         05/01/2000        360             Primary Residence   Refinance
  1311 MCKENDRIE STREE                        Standard          N               06/01/2000          29.9551
  SAN JOSE                  CA   95126-0000   $2,253.80         04/01/2030      JUN2000-99          $3,504.40
  50169000                                    7.625             $350,000.00     $349,746.68         $349,746.68
  TOROK, RAYMOND P                            06/01/2000        360             Primary Residence   Purchase
  2098 GRANDEUR DRIVE                         Standard          N               06/01/2000          50
  GIBSONIA                  PA   15044-0000   $2,477.28         05/01/2030      JUN2000-99          $0.00
  50173570                                    8.375             $380,000.00     $379,525.95         $379,525.95
  BUSH, CHARLES V                             05/01/2000        360             Primary Residence   Refinance
  3809 PASEO PRIMARIO                         Standard          N               06/01/2000          42.2222
  CALABASAS                 CA   91302-0000   $2,888.28         04/01/2030      JUN2000-99          $0.01
  50173930                                    8.375             $450,000.00     $449,438.64         $449,438.64
  MULLINS, RUSSELL J                          05/01/2000        360             Primary Residence   Purchase
  50 OAKMONT DRIVE                            Standard          N               06/01/2000          79.2166
  RANCHO MIRAGE             CA   92270-0000   $3,420.33         04/01/2030      JUN2000-99          $0.00
  50176260                                    8.375             $282,400.00     $282,047.71         $282,047.71
  STEVES, JOHN P                              05/01/2000        360             Primary Residence   Purchase
  4434 AVENIDA DE LOS ARBOLES                 Select            N               06/01/2000          80
  YORBA LINDA               CA   92886-3125   $2,146.45         04/01/2030      JUN2000-99          $0.00
  50186070                                    8.250             $318,750.00     $318,546.74         $318,546.74
  WILLIAMS, CAROLYN M                         06/01/2000        360             Primary Residence   Purchase
  17 TWIN PINES ROAD                          Select            N               06/01/2000          74.7073
  DOWNINGTOWN               PA   19335-0000   $2,394.67         05/01/2030      JUN2000-99          $0.00
  50187120                                    8.375             $359,200.00     $358,976.74         $358,976.74
  KRUSA, PETER B                              06/01/2000        360             Primary Residence   Purchase
  5409 FRANCISCO PLACE                        Standard          N               06/01/2000          80
  GREENSBORO                NC   27410-0000   $2,730.18         05/01/2030      JUN2000-99          $0.00
  50189920                                    9.000             $407,150.00     $406,927.60         $406,703.53
  TRYBULA, WILLIAM L                          06/01/2000        360             Primary Residence   Purchase
  1061 CARLOW                                 Standard          N               07/01/2000          85
  DES PLAINES               IL   60016-0000   $3,276.03         05/01/2030      JUN2000-99          ($0.01)
  50191730                                    8.625             $508,000.00     $507,700.07         $507,700.07
  BAILEY, LEROY                               06/01/2000        360             Primary Residence   Purchase
  146 ORCHARD ROAD                            Standard          N               06/01/2000          80
  WEST HARTFORD             CT   06117-0000   $3,951.18         05/01/2030      JUN2000-99          $0.00
  50193810                                    7.750             $378,950.00     $378,413.35         $378,413.35
  PETTIBONE, RICHARD K                        05/01/2000        360             Primary Residence   Refinance
  24 LIBERTY ST                               Standard          N               06/01/2000          54.1357
  LARKSPUR                  CA   94939-1520   $2,714.85         04/01/2030      JUN2000-99          ($0.01)
  50193870                                    8.250             $300,000.00     $299,616.08         $299,616.08
  YOUSSEF, YOUSSEF K                          05/01/2000        360             Second Home         Purchase
  17401 ROSCOE BOULEVARD                      Standard          N               06/01/2000          75
  NORTHRIDGE                CA   91325-0000   $2,253.80         04/01/2030      JUN2000-99          $0.00
  50198950                                    7.875             $149,600.00     $149,497.04         $149,393.40
  SULLIVAN, MARY ELIZABETH                    06/01/2000        360             Primary Residence   Purchase
  352 CONGER AVENUE                           Stated Income     N               07/01/2000          74.9875
  COLLINGSWOOD              NJ   08108-0000   $1,084.71         05/01/2030      JUN2000-99          $0.00




  Loan ID                                     Rate              Orig Amount     Issue Date Bal      Current UPB
  Borrower Name                               First Pay Date    Orig Term       Occupancy           Purpose
  Street Address                              Processing Style  Buydown Ind     Paid to Date        LTV
  City                    State  Zip          P & I             Maturity Date   Issue Date          Unsched Pmnts

  50199130                                    8.125             $315,000.00     $314,586.49         $314,586.49
  CHENG, JULIE                                05/01/2000        360             Primary Residence   Purchase
  283 CREST DRIVE                             Relocation        N               06/01/2000          78.9474
  TARRYTOWN                 NY   10591-0000   $2,338.87         04/01/2030      JUN2000-99          $0.00
  50201510                                    8.500             $365,750.00     $363,876.25         $363,641.40
  BECKER, STEVEN J                            04/01/2000        360             Primary Residence   Purchase
  4345 LYNNWOOD DRIVE                         Standard          N               07/01/2000          95
  CHULA VISTA               CA   91910-0000   $2,812.31         03/01/2030      JUN2000-99          $1,204.28
  50201590                                    8.125             $386,000.00     $385,493.29         $385,493.29
  MEADOWS, MARY K                             05/01/2000        360             Primary Residence   Purchase
  1245 HAMPTON COURT                          Relocation        N               06/01/2000          79.9831
  FULLERTON                 CA   92831-0000   $2,866.04         04/01/2030      JUN2000-99          $0.00
  50202920                                    8.125             $380,000.00     $379,501.17         $379,501.17
  EMANUELE, SCOTT M                           05/01/2000        360             Primary Residence   Purchase
  22 MCINTIRE DRIVE                           Standard          N               06/01/2000          79.1832
  BELLE MEAD                NJ   08502-0000   $2,821.49         04/01/2030      JUN2000-99          $0.00
  50203000                                    8.375             $284,881.00     $284,525.61         $284,525.61
  GANT, JERIE L                               05/01/2000        360             Primary Residence   Purchase
  4571 AVONDALE CIRCLE                        Standard          N               06/01/2000          94.9999
  FAIRFIELD                 CA   94533-0000   $2,165.31         04/01/2030      JUN2000-99          $0.00
  50203030                                    9.000             $350,000.00     $349,616.21         $349,616.21
  SAND, GRETCHEN W                            05/01/2000        360             Primary Residence   Refinance
  1452 MAXINE AVE                             Standard          N               06/01/2000          70
  SAN JOSE                  CA   95125-0000   $2,816.18         04/01/2030      JUN2000-99          $0.00
  50203590                                    8.125             $397,800.00     $397,539.78         $397,277.80
  MOSS, DAVID A                               06/01/2000        360             Primary Residence   Purchase
  85 LAUREL WOOD DRIVE                        Standard          N               07/01/2000          85
  EAST GREENWICH            RI   02818-0000   $2,953.66         05/01/2030      JUN2000-99          ($0.01)
  50204350                                    8.375             $332,000.00     $331,793.61         $331,793.61
  COOPER, SHEILA C                            06/01/2000        360             Primary Residence   Purchase
  107 BUCKLEY HILL ROAD                       Standard          N               06/01/2000          80
  SALEM                     CT   06420-0000   $2,523.44         05/01/2030      JUN2000-99          $0.03
  50205110                                    8.375             $379,200.00     $378,726.96         $378,487.96
  BECKERMAN, MICHAEL D                        05/01/2000        360             Second Home         Purchase
  ROUTE 247 ROCK LAKE                         Standard          N               07/01/2000          80
  PLEASANT MOUNT            PA   18453-0000   $2,882.20         04/01/2030      JUN2000-99          ($0.01)
  50207020                                    8.750             $630,000.00     $629,637.53         $629,637.53
  KURTZ, HEINRICH A                           06/01/2000        360             Primary Residence   Purchase
  48135 MANORWOOD                             Standard          N               06/01/2000          75
  NORTHVILLE                MI   48167-0000   $4,956.22         05/01/2030      JUN2000-99          $0.00
  50213900                                    8.250             $300,000.00     $299,616.08         $299,616.08
  IVERS, JACK V                               05/01/2000        360             Primary Residence   Refinance
  752 ADIRONDACK AVE                          Standard          N               06/01/2000          75
  VENTURA                   CA   93003-0000   $2,253.80         04/01/2030      JUN2000-99          $0.00
  50218180                                    8.625             $283,000.00     $282,664.62         $282,664.62
  HOEHN, JANET S                              05/01/2000        360             Primary Residence   Refinance
  200 LAKESIDE DRIVE ##104                    Standard          N               06/01/2000          72.5641
  OAKLAND                   CA   94612-0000   $2,201.15         04/01/2030      JUN2000-99          $0.00
  50221930                                    9.000             $58,000.00      $57,934.63          $57,934.63
  CROSS, TONY C                               05/01/2000        360             Primary Residence   Refinance
  674 SOUTH VINE                              Standard          N               06/01/2000          93.5484
  SEYMOUR                   IN   47274-0000   $466.69           04/01/2030      JUN2000-99          $1.75
  50221940                                    8.625             $333,000.00     $332,803.40         $332,803.40
  SIMS, GARY W                                06/01/2000        360             Primary Residence   Refinance
  6565 AUTUMN OAKS DRIVE                      Standard          N               06/01/2000          90
  OLIVE BRANCH              MS   38654-0000   $2,590.04         05/01/2030      JUN2000-99          $0.00
  50222070                                    8.750             $368,350.00     $367,924.59         $367,709.55
  BECK, JEFFREY S                             05/01/2000        360             Primary Residence   Purchase
  15091 SADDLE CREEK DRIVE                    Standard          N               07/01/2000          79.9935
  VALLEY CENTER             CA   92082-0000   $2,897.82         04/01/2030      JUN2000-99          $0.00
  50224900                                    8.125             $300,000.00     $299,606.17         $299,606.17
  WONG, PING L                                05/01/2000        360             Primary Residence   Purchase
  3326 CAMINO MARZAGAN                        Relocation        N               06/01/2000          74.0741
  ESCONDIDO                 CA   92029-0000   $2,227.50         04/01/2030      JUN2000-99          $0.00




  Loan ID                                     Rate              Orig Amount     Issue Date Bal      Current UPB
  Borrower Name                               First Pay Date    Orig Term       Occupancy           Purpose
  Street Address                              Processing Style  Buydown Ind     Paid to Date        LTV
  City                    State  Zip          P & I             Maturity Date   Issue Date          Unsched Pmnts

  50228380                                    7.625             $452,000.00     $450,672.85         $450,672.85
  LICHTMAN, CRAIG V                           06/01/2000        360             Primary Residence   Purchase
  1601 GERSON DRIVE                           Standard          N               06/01/2000          80
  PENN VALLEY               PA   19072-0000   $3,199.23         05/01/2030      JUN2000-99          $1,000.00
  50230430                                    8.750             $312,000.00     $311,820.49         $311,820.49
  CINQUE, CHRISTOPHER                         06/01/2000        360             Primary Residence   Purchase
  770 EAST DRIVE                              Standard          N               06/01/2000          80
  ORADELL                   NJ   07649-0000   $2,454.51         05/01/2030      JUN2000-99          $0.00
  50231870                                    8.750             $277,000.00     $276,680.04         $276,680.04
  GOLDER, REGINALD B                          05/01/2000        360             Primary Residence   Refinance
  10515 HERMOSA DRIVE                         Standard          N               06/01/2000          83.9394
  INDIANAPOLIS              IN   46236-0000   $2,179.17         04/01/2030      JUN2000-99          $0.04
  50233280                                    7.875             $380,000.00     $379,538.48         $379,538.48
  MAFFEI, FAY M                               06/01/2000        360             Primary Residence   Purchase
  2 RIDGEBURY ROAD                            Relocation        N               06/01/2000          80
  AVON                      CT   06001-0000   $2,755.27         05/01/2030      JUN2000-99          $200.00
  50237630                                    8.500             $348,000.00     $348,000.00         $348,000.00
  SHEPPELL, ARTHUR L                          07/01/2000        360             Primary Residence   Purchase
  8 DARTMOUTH ROAD                            Standard          N               06/01/2000          80
  MOUNTAIN LAKES            NJ   07005-0000   $2,675.82         06/01/2030      JUN2000-99          $0.00
  50238050                                    7.750             $310,000.00     $309,767.78         $309,767.78
  HANDT, LEON P                               06/01/2000        360             Primary Residence   Purchase
  1342 LAUREL OAK DRIVE                       Select            N               06/01/2000          75.6098
  AVON                      IN   46123-0000   $2,220.88         05/01/2030      JUN2000-99          $13.42
  50238170                                    7.750             $320,000.00     $319,774.15         $319,774.15
  GERARD, DALE A                              06/01/2000        360             Primary Residence   Purchase
  619 KINGSLEY TRAIL                          Select            N               06/01/2000          72.7273
  BLOOMFIELD HILLS          MI   48304-0000   $2,292.52         05/01/2030      JUN2000-99          $0.00
  50239090                                    8.250             $320,000.00     $319,795.94         $319,795.94
  SMITH, BETTY J                              06/01/2000        360             Primary Residence   Purchase
  222 TWIN FALLS COURT                        Standard          N               06/01/2000          80
  THOUSAND OAKS             CA   91320-0000   $2,404.06         05/01/2030      JUN2000-99          $0.00
  50242800                                    8.625             $400,000.00     $399,525.98         $399,045.12
  CHRISTIE, ROBERT S                          05/01/2000        360             Second Home         Purchase
  6 ISLAND DUNE DRIVE                         Standard          N               08/01/2000          61.5385
  SOUTH SEASIDE PARK        NJ   08752-0000   $3,111.16         04/01/2030      JUN2000-99          $0.01
  50245500                                    7.750             $310,600.00     $310,600.00         $310,600.00
  OPPENLANDER, CRAIG J                        07/01/2000        360             Primary Residence   Purchase
  50903 WESTON DRIVE                          Select            N               06/01/2000          79.9897
  PLYMOUTH                  MI   48170-0000   $2,225.18         06/01/2030      JUN2000-99          $0.00
  50247030                                    7.875             $319,900.00     $319,900.00         $319,900.00
  BUTLER, DEIRDRA M                           07/01/2000        360             Primary Residence   Purchase
  2780 WAGON WHEEL                            Relocation        N               06/01/2000          79.995
  TROY                      MI   48084-0000   $2,319.50         06/01/2030      JUN2000-99          $0.00
  50248070                                    8.375             $351,750.00     $351,311.20         $351,311.20
  ROSS, JAMES M                               05/01/2000        360             Primary Residence   Purchase
  495 RIDGEWAY                                Relocation        N               06/01/2000          75
  SAINT JOSEPH              MI   49085-0000   $2,673.56         04/01/2030      JUN2000-99          $0.00
  50248680                                    8.000             $520,000.00     $519,299.85         $519,299.85
  FONTANA, LOUIS A                            05/01/2000        360             Primary Residence   Purchase
  30645 E SUNSET DRIVE                        Standard          N               06/01/2000          80
  REDLANDS                  CA   92373-0000   $3,815.58         04/01/2030      JUN2000-99          $0.00
  50250040                                    8.500             $368,000.00     $368,000.00         $368,000.00
  WINTERS, NICHOLAS G                         07/01/2000        360             Primary Residence   Purchase
  547 WASHINGTON STREET                       Standard          N               06/01/2000          80
  WINCHESTER                MA   01890-0000   $2,829.61         06/01/2030      JUN2000-99          $0.00
  50250550                                    8.500             $321,100.00     $320,709.56         $320,709.56
  NORRED, J WESLEY                            05/01/2000        360             Primary Residence   Purchase
  5331 SOUTHERN AVENUE                        Standard          N               06/01/2000          79.999
  DALLAS                    TX   75209-0000   $2,468.99         04/01/2030      JUN2000-99          $0.00
  50252290                                    8.625             $650,000.00     $650,000.00         $650,000.00
  BAPPERT, MICHAEL                            07/01/2000        360             Primary Residence   Purchase
  1518 GUTHRIE                                Standard          N               06/01/2000          77.4363
  INVERNESS                 IL   60010-0000   $5,055.64         06/01/2030      JUN2000-99          $0.00




  Loan ID                                     Rate              Orig Amount     Issue Date Bal      Current UPB
  Borrower Name                               First Pay Date    Orig Term       Occupancy           Purpose
  Street Address                              Processing Style  Buydown Ind     Paid to Date        LTV
  City                    State  Zip          P & I             Maturity Date   Issue Date          Unsched Pmnts

  50255800                                    8.250             $275,600.00     $275,247.29         $275,247.29
  SNYDER, GREGORY P                           05/01/2000        360             Primary Residence   Purchase
  6644 WINGED FOOT WAY                        Standard          N               06/01/2000          80
  PLANO                     TX   75093-0000   $2,070.50         04/01/2030      JUN2000-99          $0.00
  50255910                                    8.375             $357,600.00     $357,153.18         $357,153.18
  MANLEY, DARRELL F                           05/01/2000        360             Primary Residence   Purchase
  7408 PALOMINO CIRCLE                        Standard          N               06/01/2000          80
  FLOWER MOUND              TX   75022-0000   $2,718.02         04/01/2030      JUN2000-99          $0.73
  50258360                                    8.500             $288,000.00     $288,000.00         $288,000.00
  COEN, MICHAEL C                             07/01/2000        360             Primary Residence   Purchase
  2640 NE 35TH STREET                         Standard          N               06/01/2000          80
  FORT LAUDERDALE           FL   33306-1522   $2,214.48         06/01/2030      JUN2000-99          $0.00
  50261030                                    8.750             $280,000.00     $279,656.55         $279,656.55
  LIENERT, GREGORY M                          05/01/2000        360             Primary Residence   Purchase
  27 TAMARACK DRIVE                           Relocation        N               06/01/2000          80
  SUCCASUNNA                NJ   07876-2100   $2,202.77         04/01/2030      JUN2000-99          $20.07
  50261220                                    8.500             $289,000.00     $289,000.00         $289,000.00
  GERMAIN, LAURIE L                           07/01/2000        360             Primary Residence   Purchase
  101 NORTH MAPLE AVENUE                      Relocation        N               06/01/2000          74.2931
  BASKING RIDGE             NJ   07920-0000   $2,222.16         06/01/2030      JUN2000-99          $0.00
  50261320                                    7.875             $342,000.00     $341,527.73         $341,527.73
  ZWOLAN, PAUL M.                             05/01/2000        360             Primary Residence   Purchase
  1687 ALTAMAR WAY                            Standard          N               06/01/2000          95
  LIVERMORE                 CA   94550-0000   $2,479.74         04/01/2030      JUN2000-99          $0.00
  50262970                                    8.875             $337,500.00     $337,120.16         $337,120.16
  SWANSON, CHRISTOPHER J                      05/01/2000        360             Primary Residence   Purchase
  2825 NW LACAMAS DRIVE                       Standard          N               06/01/2000          90
  CAMAS                     WA   98607-0000   $2,685.31         04/01/2030      JUN2000-99          $0.01
  50263080                                    8.250             $495,000.00     $494,684.36         $494,684.36
  CONDON, JOSEPH W                            06/01/2000        360             Primary Residence   Purchase
  14 COLONIAL                                 Relocation        Y               06/01/2000          90
  GOSHEN                    NY   10924-0000   $3,718.77         05/01/2030      JUN2000-99          ($0.01)
  50264770                                    8.375             $412,500.00     $411,985.43         $411,725.45
  SCHMIDT, WILLIAM L                          05/01/2000        360             Second Home         Purchase
  401 NYSTROM LANE #1709                      Standard          N               07/01/2000          75
  WINTER PARK               CO   80482-0000   $3,135.30         04/01/2030      JUN2000-99          ($0.01)
  50268230                                    8.875             $650,000.00     $650,000.00         $650,000.00
  GILL, DENNIS R                              07/01/2000        360             Primary Residence   Purchase
  21 ARLINGTON ROAD                           Relocation        N               06/01/2000          76.4706
  SCARSDALE                 NY   10710-6101   $5,171.70         06/01/2030      JUN2000-99          $0.00
  50268400                                    8.375             $497,000.00     $496,380.02         $496,380.02
  WILLIAMS, VALERIE L                         05/01/2000        360             Primary Residence   Purchase
  500 ALMERIA AVENUE                          Relocation        N               06/01/2000          73.0882
  EL GRANADA                CA   94018-0000   $3,777.56         04/01/2030      JUN2000-99          $0.00
  50268650                                    7.875             $287,300.00     $287,102.28         $287,102.28
  GRAU, THOMAS P                              06/01/2000        360             Primary Residence   Purchase
  2412 WESTWOOD                               Relocation        N               06/01/2000          85
  ROCHESTER HILLS           MI   48306-0000   $2,083.13         05/01/2030      JUN2000-99          $0.00
  50268840                                    8.750             $260,000.00     $260,000.00         $260,000.00
  KOVALENKO, ALEXANDRE                        07/01/2000        360             Primary Residence   Purchase
  323 SPRINGFIELD AVENUE                      Standard          N               06/01/2000          80
  WESTFIELD                 NJ   07090-1017   $2,045.43         06/01/2030      JUN2000-99          $0.00
  50269850                                    7.875             $310,300.00     $310,086.44         $309,871.48
  STEWART, LISA L                             06/01/2000        360             Primary Residence   Purchase
  6676 KINGS MILL                             Select            N               07/01/2000          79.9948
  CANTON                    MI   48187-0000   $2,249.90         05/01/2030      JUN2000-99          $0.01
  50271050                                    8.750             $305,000.00     $304,430.77         $304,430.77
  STIERS, CHARLES A                           05/01/2000        300             Primary Residence   Refinance
  509 E PALM AVE                              Standard          N               06/01/2000          67.7778
  EL SEGUNDO                CA   90245-0000   $2,507.54         04/01/2025      JUN2000-99          $0.00
  50271400                                    9.375             $328,350.00     $328,350.00         $328,350.00
  BURCHFIEL, JERRY D                          08/01/2000        360             Primary Residence   Purchase
  270 BISHOPS FOREST DRIVE                    Standard          N               07/01/2000          79.9976
  WALTHAM                   MA   02452-0000   $2,731.05         07/01/2030      JUN2000-99          $164.53




  Loan ID                                     Rate              Orig Amount     Issue Date Bal      Current UPB
  Borrower Name                               First Pay Date    Orig Term       Occupancy           Purpose
  Street Address                              Processing Style  Buydown Ind     Paid to Date        LTV
  City                    State  Zip          P & I             Maturity Date   Issue Date          Unsched Pmnts

  50272360                                    7.750             $350,000.00     $349,752.97         $349,752.97
  DEBENEDICTUS, MARK J                        06/01/2000        360             Primary Residence   Purchase
  6193 MOORES CREEK DRIVE                     Select            N               06/01/2000          63.1199
  SUMMERFIELD               NC   27358-0000   $2,507.45         05/01/2030      JUN2000-99          $0.00
  50273020                                    8.875             $300,000.00     $299,300.21         $299,300.21
  REYNOLDS, CHRISTOPHER A                     05/01/2000        360             Primary Residence   Purchase
  2403 NW 49 LANE                             Standard          N               06/01/2000          41.0959
  BOCA RATON                FL   33431-0000   $2,386.94         04/01/2030      JUN2000-99          $362.17
  50278790                                    8.750             $261,250.00     $260,948.28         $260,948.28
  COLLINS, MICHAEL A                          05/01/2000        360             Primary Residence   Purchase
  8600 W EDEN DRIVE                           Standard          N               06/01/2000          95
  LITTLETON                 CO   80127-0000   $2,055.26         04/01/2030      JUN2000-99          $0.00
  50279560                                    8.750             $650,000.00     $650,000.00         $650,000.00
  SORENSEN, A GREGORY                         07/01/2000        360             Primary Residence   Purchase
  7 WINTHROP ROAD                             Standard          N               06/01/2000          71.8232
  LEXINGTON                 MA   02421-0000   $5,113.56         06/01/2030      JUN2000-99          $0.00
  50280010                                    8.250             $348,650.00     $348,427.67         $348,427.67
  SHEEN, JAMES D                              06/01/2000        360             Primary Residence   Purchase
  18724 OCEAN MIST DRIVE                      Standard          N               06/01/2000          95
  BOCA RATON                FL   33498-0000   $2,619.30         05/01/2030      JUN2000-99          $0.00
  50281740                                    8.750             $314,500.00     $313,986.00         $313,986.00
  WALKER, DANIEL                              05/01/2000        360             Primary Residence   Purchase
  5155 LOCH LOMOND DRIVE                      Standard          N               06/01/2000          85
  HOUSTON                   TX   77006-0000   $2,474.18         04/01/2030      JUN2000-99          $150.78
  50283540                                    8.750             $363,958.00     $363,748.60         $363,748.60
  COURY, STEVEN C                             06/01/2000        360             Primary Residence   Purchase
  788 SCENIC POINT                            Select            N               06/01/2000          80
  PRESCOTT                  AZ   86303-0000   $2,863.26         05/01/2030      JUN2000-99          $0.00
  50283610                                    8.000             $268,800.00     $268,619.64         $268,619.64
  HORNING, STEVEN K                           06/01/2000        360             Primary Residence   Purchase
  1746 OLD GENERALS HIGHWAY                   Relocation        N               06/01/2000          80
  ANNAPOLIS                 MD   21401-0000   $1,972.36         05/01/2030      JUN2000-99          $0.00
  50283830                                    8.500             $339,300.00     $339,094.45         $339,300.00
  GARLAND, WILLIAM N                          06/01/2000        360             Primary Residence   Purchase
  6101 BURNT HICKORY TR                       Standard          N               05/01/2000          90
  POWDER SPRINGS            GA   30127-0000   $2,608.93         05/01/2030      JUN2000-99          $0.00
  50291400                                    8.500             $362,200.00     $361,599.22         $361,599.22
  MCAFEE, KEVIN D                             05/01/2000        360             Primary Residence   Purchase
  12509 COBBLESTONE PARKWAY                   Standard          N               06/01/2000          78.3643
  OKLAHOMA CITY             OK   73142-0000   $2,785.01         04/01/2030      JUN2000-99          $160.37
  50292530                                    8.625             $360,000.00     $359,787.45         $359,787.45
  LONE, NASSER N                              06/01/2000        360             Primary Residence   Purchase
  338 CLAYTON ST #10                          Standard          N               06/01/2000          80
  DENVER                    CO   80206-0000   $2,800.05         05/01/2030      JUN2000-99          $0.00
  50293580                                    8.375             $274,500.00     $274,329.38         $274,329.38
  CATSIMPIRIS, GEORGE P                       06/01/2000        360             Primary Residence   Purchase
  1424 NE 57 STREET                           Standard          N               06/01/2000          90
  FT LAUDERDALE             FL   33334-0000   $2,086.40         05/01/2030      JUN2000-99          $0.00
  50294090                                    8.250             $349,300.00     $348,307.25         $348,307.25
  GOODART, JAMES MICHAEL                      06/01/2000        360             Second Home         Purchase
  280 GOLD CANYON DRIVE                       Select            N               06/01/2000          79.9916
  PALM DESERT               CA   92211-0000   $2,624.18         05/01/2030      JUN2000-99          $770.01
  50294550                                    8.125             $264,000.00     $263,827.30         $263,653.43
  OMOLAFE, DANIEL I                           06/01/2000        360             Primary Residence   Purchase
  8411 MEADOWLARK LANE                        Standard          N               07/01/2000          80
  LA PALMA                  CA   90623-0000   $1,960.20         05/01/2030      JUN2000-99          $0.00
  50295240                                    8.000             $945,000.00     $944,365.92         $944,365.92
  BARUCH, RICHARD F                           06/01/2000        360             Primary Residence   Purchase
  3320 MARKET STREET                          VIP Relocation    Y               06/01/2000          70
  SAN FRANCISCO             CA   94114-0000   $6,934.08         05/01/2030      JUN2000-99          $0.00
  50295350                                    8.375             $356,000.00     $355,778.72         $355,778.72
  MACPHERSON, MICHAEL S                       06/01/2000        360             Primary Residence   Purchase
  80 ANGELICA WAY                             Standard          N               06/01/2000          80
  MORGAN HILL               CA   95037-0000   $2,705.86         05/01/2030      JUN2000-99          $0.00




  Loan ID                                     Rate              Orig Amount     Issue Date Bal      Current UPB
  Borrower Name                               First Pay Date    Orig Term       Occupancy           Purpose
  Street Address                              Processing Style  Buydown Ind     Paid to Date        LTV
  City                    State  Zip          P & I             Maturity Date   Issue Date          Unsched Pmnts

  50297860                                    7.875             $361,000.00     $355,879.63         $355,879.63
  MCDERMOTT, STEPHEN J                        06/01/2000        360             Primary Residence   Purchase
  19519 RIVERSIDE ROAD                        Select            N               06/01/2000          59.4728
  BEVERLY HILLS             MI   48025-0000   $2,617.51         05/01/2030      JUN2000-99          $4,871.92
  50299160                                    8.250             $324,900.00     $324,458.82         $324,458.82
  SMITH, ALBERT GORDON                        06/01/2000        360             Primary Residence   Purchase
  11136 E BIG COTTONWOOD #3103                Standard          N               06/01/2000          90
  SALT LAKE CITY            UT   84121-0000   $2,440.87         05/01/2030      JUN2000-99          $234.00
  50301570                                    7.750             $292,800.00     $292,593.34         $292,593.34
  SHOEMAKER, DENIS B                          06/01/2000        360             Primary Residence   Purchase
  1770 VIA ARROYO                             Standard          N               06/01/2000          80
  LA VERNE                  CA   91750-1625   $2,097.66         05/01/2030      JUN2000-99          $0.00
  50301760                                    8.500             $711,875.00     $711,875.00         $711,875.00
  BRINDLEY, WILLIAM A                         07/01/2000        360             Primary Residence   Purchase
  1188 TURNER MOUNTAIN ROAD                   Standard          N               06/01/2000          85
  CHARLOTTESVILLE           VA   22903-0000   $5,473.71         06/01/2030      JUN2000-99          $0.00
  50305750                                    8.625             $510,000.00     $510,000.00         $510,000.00
  NEVILLE, STEPHEN G                          07/01/2000        360             Primary Residence   Purchase
  517 BUTTONWOOD DRIVE                        Standard          N               06/01/2000          80
  DANVILLE                  CA   94506-2161   $3,966.73         06/01/2030      JUN2000-99          $0.00
  50307710                                    7.625             $311,200.00     $311,200.00         $311,200.00
  SEIDEL, JON M.                              07/01/2000        360             Primary Residence   Purchase
  7652 PARK PATH DRIVE                        Relocation        N               06/01/2000          80
  HUNTINGTON BEACH          CA   92648-0000   $2,202.66         06/01/2030      JUN2000-99          $0.00
  50308020                                    8.375             $322,500.00     $322,299.54         $322,299.54
  WILCOX, KEONI EDWARD                        06/01/2000        360             Primary Residence   Purchase
  7114 NIUMALU LOOP                           Stated Income     N               06/01/2000          75
  HONOLULU                  HI   96825-0000   $2,451.24         05/01/2030      JUN2000-99          $0.00
  50308090                                    7.625             $280,000.00     $279,797.34         $279,797.34
  PENNISI, VINCENT M                          06/01/2000        360             Primary Residence   Purchase
  37890 GLENGROVE DRIVE                       Select            N               06/01/2000          80
  FARMINGTON                MI   48331-0000   $1,981.83         05/01/2030      JUN2000-99          $0.00
  50309060                                    8.000             $268,750.00     $268,569.67         $268,569.67
  BRATTAIN, DAVID A                           06/01/2000        360             Primary Residence   Purchase
  6955 STONEWICK DRIVE                        Standard          N               06/01/2000          78.789
  NEWBURGH                  IN   47630-0000   $1,972.00         05/01/2030      JUN2000-99          $0.00
  50310800                                    7.625             $650,000.00     $649,529.55         $649,529.55
  FERGUSON, JAMES A                           06/01/2000        360             Primary Residence   Purchase
  551 VIRGINIA DRIVE                          VIP Relocation    Y               06/01/2000          76.4706
  BELVEDERE TIBURON         CA   94920-1336   $4,600.66         05/01/2030      JUN2000-99          $0.00
  50310930                                    8.625             $292,800.00     $292,800.00         $292,800.00
  FITZMAURICE, MARY ANN                       08/01/2000        360             Primary Residence   Purchase
  34 PELHAM AVENUE                            Standard          N               07/01/2000          80
  NANUET                    NY   10954-0000   $2,277.37         07/01/2030      JUN2000-99          $171.64
  50311080                                    8.250             $464,000.00     $464,000.00         $464,000.00
  WILSON, ROBERT A                            07/01/2000        360             Primary Residence   Purchase
  14721 EQUESTRIAN WAY                        Standard          N               06/01/2000          80
  WELLINGTON                FL   33414-0000   $3,485.88         06/01/2030      JUN2000-99          $0.00
  50312010                                    8.625             $313,800.00     $313,800.00         $313,800.00
  GAUDREAU, DONALD P                          07/01/2000        360             Primary Residence   Purchase
  1 NICHOLS LANE                              Standard          N               06/01/2000          79.9898
  MIDDLETON                 MA   01949-0000   $2,440.71         06/01/2030      JUN2000-99          $0.00
  50312220                                    8.625             $308,000.00     $308,000.00         $308,000.00
  BRYANT, SCOTT D                             07/01/2000        360             Primary Residence   Purchase
  311 GETTINGS AVENUE                         Standard          N               06/01/2000          80
  BALTIMORE                 MD   21212-0000   $2,395.60         06/01/2030      JUN2000-99          $0.00
  50312330                                    8.375             $129,760.00     $129,679.35         $129,679.35
  FARRIS, LEE L                               06/01/2000        360             Primary Residence   Refinance
  3812 ANDERSON ROAD                          Standard          N               06/01/2000          94.029
  NASHVILLE                 TN   37217-0000   $986.27           05/01/2030      JUN2000-99          $0.00
  50312730                                    7.750             $300,000.00     $299,788.26         $299,788.26
  HANSON, RALPH E                             06/01/2000        360             Primary Residence   Purchase
  610 SARGENTS CREEK CT                       Select            N               06/01/2000          58.8235
  ROCHESTER                 MI   48309-0000   $2,149.24         05/01/2030      JUN2000-99          $0.00




  Loan ID                                     Rate              Orig Amount     Issue Date Bal      Current UPB
  Borrower Name                               First Pay Date    Orig Term       Occupancy           Purpose
  Street Address                              Processing Style  Buydown Ind     Paid to Date        LTV
  City                    State  Zip          P & I             Maturity Date   Issue Date          Unsched Pmnts

  50318810                                    7.750             $264,000.00     $263,813.67         $263,813.67
  CONWELL, WILLIAM J                          06/01/2000        360             Primary Residence   Purchase
  6736 DESERT CANYON DRIVE                    Select            N               06/01/2000          80
  EL PASO                   TX   79912-0000   $1,891.33         05/01/2030      JUN2000-99          $0.00
  50320900                                    8.250             $352,800.00     $352,575.03         $352,575.03
  STRICKLIN, SCOTT                            06/01/2000        360             Primary Residence   Purchase
  2702 RIVER LEGACY DRIVE                     Standard          N               06/01/2000          80
  ARLINGTON                 TX   76006-0000   $2,650.47         05/01/2030      JUN2000-99          $0.00
  50321290                                    8.375             $302,000.00     $302,000.00         $302,000.00
  DOHERTY, TERENCE M                          07/01/2000        360             Primary Residence   Purchase
  10133 IRISH ROAD                            Select            N               06/01/2000          80
  GOODRICH                  MI   48438-0000   $2,295.42         06/01/2030      JUN2000-99          $0.00
  50321800                                    8.250             $297,000.00     $296,810.61         $296,810.61
  LETT, G SCOTT                               06/01/2000        360             Primary Residence   Purchase
  409 S MAIN STREET                           Relocation        N               06/01/2000          90
  HIGHTSTOWN                NJ   08520-0000   $2,231.27         05/01/2030      JUN2000-99          ($0.01)
  50323170                                    8.625             $360,000.00     $359,787.45         $359,787.45
  MAZOCH, KERRY W                             06/01/2000        360             Primary Residence   Purchase
  3010 ELBERT STREET                          Standard          N               06/01/2000          80
  HOUSTON                   TX   77098-0000   $2,800.05         05/01/2030      JUN2000-99          $0.00
  50325150                                    9.000             $536,000.00     $536,000.00         $536,000.00
  MCLELLAN, A THOMAS                          07/01/2000        360             Second Home         Purchase
  3604-3606  WESLEY HOUSE CONDOMINIUM         Standard          N               06/01/2000          80
  OCEAN CITY                NJ   08226-0000   $4,312.78         06/01/2030      JUN2000-99          $0.00
  50325610                                    8.500             $308,000.00     $308,000.00         $308,000.00
  BRUNSON, CHRISTOPHER B                      07/01/2000        360             Primary Residence   Purchase
  175 1/2 WENTWORTH ST                        Select            N               06/01/2000          80
  CHARLESTON                SC   29401-0000   $2,368.26         06/01/2030      JUN2000-99          $0.00
  50327660                                    8.375             $281,500.00     $281,500.00         $281,500.00
  DYDEK, PAUL A                               07/01/2000        360             Primary Residence   Purchase
  1140 SARAZEN WAY                            Standard          N               06/01/2000          79.9943
  YORK                      PA   17404-0000   $2,139.61         06/01/2030      JUN2000-99          $0.00
  50329470                                    9.000             $57,150.00      $57,086.70          $57,086.70
  MOORE, LENA M                               05/01/2000        360             Primary Residence   Refinance
  1661 POPE STREET                            Standard          N               06/01/2000          93.6885
  MEMPHIS                   TN   38108-0000   $459.85           04/01/2030      JUN2000-99          $0.62
  50332170                                    8.500             $360,000.00     $360,000.00         $359,781.91
  TELEPOSKI, VIOLET C                         07/01/2000        360             Primary Residence   Purchase
  321 WEST BAYVIEW DRIVE OCEAN BEA            Standard          N               07/01/2000          80
  LAVALLETTE                NJ   08735-0000   $2,768.09         06/01/2030      JUN2000-99          $0.00
  50332540                                    8.625             $301,000.00     $300,503.57         $300,322.29
  ONUOHA, CANICE                              07/01/2000        360             Primary Residence   Refinance
  17 RIVER DELL DRIVE                         Standard          N               07/01/2000          73.4146
  OAKLAND                   NJ   07435-0000   $2,341.15         06/01/2030      JUN2000-99          $496.43
  50333470                                    8.250             $472,500.00     $472,198.70         $472,198.70
  BURROUGHS, TYRONE A                         06/01/2000        360             Primary Residence   Purchase
  9181 FOREST ESTATES COVE                    Standard          N               06/01/2000          70
  GERMANTOWN                TN   38139-0000   $3,549.74         05/01/2030      JUN2000-99          $0.00
  50335450                                    8.625             $319,500.00     $319,311.37         $319,311.37
  DESJARDINS, GEORGES                         06/01/2000        360             Primary Residence   Purchase
  2713 NW 27TH TERRACE                        Standard          N               06/01/2000          90
  BOCA RATON                FL   33434-0000   $2,485.04         05/01/2030      JUN2000-99          $0.00
  50335780                                    7.625             $320,000.00     $319,768.39         $319,535.31
  ARKWRIGHT, CHRISTOPHER P                    06/01/2000        360             Primary Residence   Purchase
  2786 MARALICE                               Select            N               07/01/2000          76.2586
  CARMEL                    IN   46033-0000   $2,264.94         05/01/2030      JUN2000-99          $0.00
  50336240                                    8.250             $269,200.00     $269,200.00         $269,200.00
  SHUK, GARY S                                07/01/2000        360             Primary Residence   Purchase
  1588 BOULDER LAKE DRIVE                     Standard          N               06/01/2000          79.9855
  MILFORD TWP               MI   48340-0000   $2,022.41         06/01/2030      JUN2000-99          $0.00
  50337370                                    8.625             $320,000.00     $319,811.07         $319,811.07
  KELLY, KEVIN P                              06/01/2000        360             Primary Residence   Refinance
  78 MAIN STREET                              Standard          N               06/01/2000          80
  CENTERBROOK               CT   06407-0000   $2,488.93         05/01/2030      JUN2000-99          $0.00




  Loan ID                                     Rate              Orig Amount     Issue Date Bal      Current UPB
  Borrower Name                               First Pay Date    Orig Term       Occupancy           Purpose
  Street Address                              Processing Style  Buydown Ind     Paid to Date        LTV
  City                    State  Zip          P & I             Maturity Date   Issue Date          Unsched Pmnts

  50338780                                    8.000             $350,000.00     $350,000.00         $350,000.00
  ALEMAN, EDWARD                              07/01/2000        360             Primary Residence   Purchase
  25 LANDPORT                                 Select            N               06/01/2000          30.5176
  NEWPORT BEACH             CA   92660-9015   $2,568.18         06/01/2030      JUN2000-99          $0.00
  50340550                                    8.375             $272,000.00     $271,830.93         $271,830.93
  RUBESH, ANDREA A                            06/01/2000        360             Primary Residence   Purchase
  24328 E PINEHURST LANE                      Standard          N               06/01/2000          80
  LIBERTY LAKE              WA   99019-0000   $2,067.40         05/01/2030      JUN2000-99          $0.00
  50340830                                    9.375             $311,200.00     $311,200.00         $311,200.00
  BASEHORE, PAUL M                            07/01/2000        360             Primary Residence   Purchase
  6 FIELDSTONE DRIVE                          Standard          N               06/01/2000          79.8153
  HAMPSTEAD                 NH   03841-0000   $2,588.41         06/01/2030      JUN2000-99          $0.00
  50340980                                    7.875             $892,500.00     $892,500.00         $892,500.00
  DONNANTUONO, FRANCIS                        08/01/2000        360             Primary Residence   Purchase
  196 SUMMIT AVENUE                           VIP Relocation    N               07/01/2000          75
  SUMMIT                    NJ   07901-0000   $6,471.25         07/01/2030      JUN2000-99          $610.21
  50341010                                    8.875             $75,000.00      $75,000.00          $75,000.00
  HANKINS, JANICE                             07/01/2000        360             Primary Residence   Refinance
  6687 RED CEDAR LANE                         Stated Income     N               06/01/2000          31.25
  WEST BLOOMFIELD           MI   48324-0000   $596.74           06/01/2030      JUN2000-99          $0.00
  50341780                                    7.625             $388,000.00     $388,000.00         $388,000.00
  CLAYTON, ANNETTE K                          07/01/2000        360             Primary Residence   Purchase
  11384 BAYBERRY DR                           Select            N               06/01/2000          80
  BRUCE                     MI   48065-0000   $2,746.24         06/01/2030      JUN2000-99          $0.00
  50341810                                    8.250             $328,500.00     $328,500.00         $328,290.52
  SCOTTO, ROSALBA                             07/01/2000        360             Primary Residence   Purchase
  736 GARY LANE                               Relocation        N               07/01/2000          90
  EL PASO                   TX   79922-0000   $2,467.92         06/01/2030      JUN2000-99          $0.00
  50342750                                    8.875             $290,000.00     $290,000.00         $290,000.00
  MITCHELL, DANNY R                           07/01/2000        360             Primary Residence   Refinance
  646 W 108TH STREET SOUTH                    Standard          N               06/01/2000          59.1837
  JENKS                     OK   74037-0000   $2,307.38         06/01/2030      JUN2000-99          $0.00
  50343110                                    8.375             $332,000.00     $332,000.00         $332,000.00
  MORGAN, ALEXANDER P                         07/01/2000        360             Primary Residence   Purchase
  1569 PIERCE STREET                          Select            N               06/01/2000          80
  BIRMINGHAM                MI   48009-0000   $2,523.44         06/01/2030      JUN2000-99          $0.00
  50343580                                    7.875             $303,900.00     $303,690.03         $303,690.03
  GASTON, MACK C                              06/01/2000        360             Primary Residence   Purchase
  6315 DRILL FIELD CT                         Select            N               06/01/2000          79.9947
  CENTREVILLE               VA   20121-2311   $2,203.49         05/01/2030      JUN2000-99          $0.82
  50344920                                    8.625             $460,000.00     $459,714.73         $459,714.73
  MCDANIEL, LEON M                            06/01/2000        360             Primary Residence   Refinance
  4811 TRAILVIEW DRIVE                        Standard          N               06/01/2000          69.697
  WEST BLOOMFIELD           MI   48322-0000   $3,577.84         05/01/2030      JUN2000-99          $13.68
  50345790                                    8.375             $275,000.00     $275,000.00         $275,000.00
  BURNHAM, STEPHEN R                          07/01/2000        360             Primary Residence   Purchase
  1619 BRENTFORD LANE                         Standard          N               06/01/2000          67.0732
  FORT COLLINS              CO   80525-0000   $2,090.20         06/01/2030      JUN2000-99          $0.00
  50346910                                    8.375             $280,000.00     $280,000.00         $280,000.00
  EAGLETON, CARL C                            07/01/2000        360             Primary Residence   Purchase
  100 ALEXANDER OVERLOOK                      Standard          N               06/01/2000          80
  TELLURIDE                 CO   81435-0000   $2,128.21         06/01/2030      JUN2000-99          $0.00
  50348370                                    7.625             $270,000.00     $269,804.57         $269,804.57
  VOGEL, ERIC G                               06/01/2000        360             Primary Residence   Purchase
  528 CEDAR LANE                              Relocation        N               06/01/2000          90
  SWARTHMORE                PA   19081-0000   $1,911.05         05/01/2030      JUN2000-99          $0.01
  50348730                                    7.750             $575,000.00     $575,000.00         $575,000.00
  SMITH, JEFFREY L                            08/01/2000        360             Primary Residence   Purchase
  5700 SOUTHMOOR LANE                         VIP Relocation    Y               07/01/2000          79.3103
  ENGLEWOOD                 CO   80111-0000   $4,119.38         07/01/2030      JUN2000-99          $403.23
  50349780                                    8.375             $478,550.00     $478,550.00         $478,550.00
  HITI, SILVA                                 07/01/2000        360             Primary Residence   Purchase
  205 PASEO DE LAS DELICIAS                   Relocation        N               06/01/2000          85
  REDONDO BEACH             CA   90277-0000   $3,637.33         06/01/2030      JUN2000-99          $0.00




  Loan ID                                     Rate              Orig Amount     Issue Date Bal      Current UPB
  Borrower Name                               First Pay Date    Orig Term       Occupancy           Purpose
  Street Address                              Processing Style  Buydown Ind     Paid to Date        LTV
  City                    State  Zip          P & I             Maturity Date   Issue Date          Unsched Pmnts

  50352730                                    8.250             $350,000.00     $349,776.81         $349,776.81
  MYERS, ROBERT C                             06/01/2000        360             Primary Residence   Refinance
  3210 S DOGWOOD DRIVE                        Standard          N               06/01/2000          89.3997
  SALEM                     OR   97302-0000   $2,629.44         05/01/2030      JUN2000-99          $0.00
  50353750                                    7.875             $532,000.00     $532,000.00         $532,000.00
  LAWRENCE, BRIAN J                           08/01/2000        360             Primary Residence   Purchase
  20 INNESS ROAD                              Standard          N               07/01/2000          80
  TENAFLY                   NJ   07670-0000   $3,857.37         07/01/2030      JUN2000-99          $363.73
  50355100                                    8.375             $366,400.00     $366,400.00         $366,400.00
  NIELSEN, KENNETH M                          07/01/2000        360             Primary Residence   Purchase
  3649 WORCESTER LANE                         Standard          N               06/01/2000          80
  KESWICK                   VA   22947-0000   $2,784.91         06/01/2030      JUN2000-99          $0.00
  50357370                                    7.625             $375,000.00     $375,000.00         $375,000.00
  KELLEY, PAUL J                              07/01/2000        360             Primary Residence   Purchase
  15 HERRICK PLACE                            Standard          N               06/01/2000          78.9474
  WILBRAHAM                 MA   01095-0000   $2,654.23         06/01/2030      JUN2000-99          $0.00
  50358460                                    7.875             $284,000.00     $284,000.00         $284,000.00
  DUNNE, TIMOTHY R                            08/01/2000        360             Primary Residence   Purchase
  131 FAIRLANE AVENUE                         Relocation        N               07/01/2000          83.5294
  ELMHURST                  IL   60126-0000   $2,059.20         07/01/2030      JUN2000-99          $194.18
  50359040                                    7.875             $268,800.00     $268,615.01         $268,615.01
  GALAVIZ, DAVID E                            06/01/2000        360             Primary Residence   Purchase
  6834 WOODCREST RIDGE                        Select            N               06/01/2000          75
  CLARKSTON                 MI   48346-0000   $1,948.99         05/01/2030      JUN2000-99          $0.00
  50359160                                    8.125             $440,000.00     $440,000.00         $440,000.00
  GURRAM, GOPI S                              07/01/2000        360             Primary Residence   Purchase
  2 VILLANOVA                                 Standard          N               06/01/2000          80
  IRVINE                    CA   92606-0000   $3,266.99         06/01/2030      JUN2000-99          $0.00
  50359650                                    8.000             $300,100.00     $299,898.64         $299,898.64
  HATTON, RONALD WILLIAM                      06/01/2000        360             Primary Residence   Purchase
  1146 LAKE COLONY LANE                       VIP Relocation    N               06/01/2000          70.4625
  BIRMINGHAM                AL   35242-0000   $2,202.03         05/01/2030      JUN2000-99          $0.00
  50359680                                    8.500             $260,100.00     $259,942.42         $259,942.42
  WATSON, GAVIN H                             06/01/2000        360             Primary Residence   Purchase
  9 HOPKINS CIRCLE                            Standard          N               06/01/2000          90
  ORLANDO                   FL   32804-0000   $1,999.95         05/01/2030      JUN2000-99          $0.00
  50361680                                    9.250             $337,600.00     $337,424.97         $337,424.97
  FURLAN, JOSEPH R                            06/01/2000        360             Primary Residence   Purchase
  9207 15TH AVENUE NE                         Standard          N               06/01/2000          80
  SEATTLE                   WA   98115-0000   $2,777.36         05/01/2030      JUN2000-99          $0.00
  50362580                                    9.500             $378,650.00     $378,463.21         $378,463.21
  PEARSON, RANDALL C                          06/01/2000        360             Investment Property Purchase
  88 HAWK CIRCLE #2347                        Standard          N               06/01/2000          74.995
  KEYSTONE                  CO   80435-0000   $3,183.90         05/01/2030      JUN2000-99          $0.54
  50365520                                    8.250             $296,250.00     $296,061.09         $296,061.09
  SMITH, MARK K                               06/01/2000        360             Primary Residence   Purchase
  849 WALDEN DRIVE                            Standard          N               06/01/2000          75.8744
  FRANKLIN                  TN   37069-0000   $2,225.63         05/01/2030      JUN2000-99          $0.00
  50366520                                    8.375             $432,000.00     $432,000.00         $431,731.48
  KLINE, DENNIS H                             07/01/2000        360             Primary Residence   Purchase
  1544 CLOVERLY LANE                          Standard          N               07/01/2000          80
  RYDAL                     PA   19046-0000   $3,283.52         06/01/2030      JUN2000-99          $0.00
  50369400                                    7.625             $326,700.00     $326,700.00         $326,700.00
  HAUGHEY, WAYNE P                            07/01/2000        360             Primary Residence   Purchase
  513 TORRINGTON DRIVE W                      Standard          N               06/01/2000          83.7692
  CANTON                    MI   48188-0000   $2,312.37         06/01/2030      JUN2000-99          $0.00
  50372320                                    9.500             $58,700.00      $58,671.12          $58,671.12
  JOHNSON, KEVIN                              06/01/2000        360             Primary Residence   Refinance
  1454 SUNSET                                 Standard          N               06/01/2000          94.6774
  MEMPHIS                   TN   38108-0000   $493.59           05/01/2030      JUN2000-99          $0.00
  50373560                                    8.875             $60,450.00      $60,416.11          $60,416.11
  HOUSTON, BRENDA F                           06/01/2000        360             Primary Residence   Refinance
  1704 BROOKINS                               Standard          N               06/01/2000          93
  MEMPHIS                   TN   38108-0000   $480.97           05/01/2030      JUN2000-99          $0.00




  Loan ID                                     Rate              Orig Amount     Issue Date Bal      Current UPB
  Borrower Name                               First Pay Date    Orig Term       Occupancy           Purpose
  Street Address                              Processing Style  Buydown Ind     Paid to Date        LTV
  City                    State  Zip          P & I             Maturity Date   Issue Date          Unsched Pmnts

  50376460                                    8.125             $400,000.00     $400,000.00         $399,738.34
  BUNCH, STEVEN R                             07/01/2000        360             Primary Residence   Refinance
  1639 W 220TH ST                             Standard          N               07/01/2000          68.9655
  TORRANCE                  CA   90501-0000   $2,969.99         06/01/2030      JUN2000-99          $0.00
  50376940                                    8.125             $444,000.00     $444,000.00         $444,000.00
  MEYER, CHRISTINE S                          07/01/2000        360             Primary Residence   Purchase
  1 WOODCREST DRIVE                           VIP Relocation    N               06/01/2000          80
  ARMONK                    NY   10504-2903   $3,296.69         06/01/2030      JUN2000-99          $0.00
  50377750                                    8.500             $326,400.00     $326,400.00         $326,400.00
  CHRISTOFF, CARL C                           07/01/2000        360             Primary Residence   Purchase
  13842 SPRUCEWOOD DRIVE                      Standard          N               06/01/2000          80
  DALLAS                    TX   75240-0000   $2,509.74         06/01/2030      JUN2000-99          $0.00
  50378410                                    8.750             $277,500.00     $277,340.34         $277,340.34
  MARTIN, STEVEN W                            06/01/2000        360             Primary Residence   Refinance
  22220 HWY 41 E                              Standard          N               06/01/2000          66.0714
  TEMPLETON                 CA   93465-0000   $2,183.10         05/01/2030      JUN2000-99          $0.00
  50379800                                    7.500             $462,000.00     $462,000.00         $462,000.00
  SIMONETTI, ANTONETTE                        08/01/2000        360             Primary Residence   Purchase
  27 EVERGREEN PARKWAY                        Select            N               07/01/2000          77.6471
  WESTPORT                  CT   06880-0000   $3,230.38         07/01/2030      JUN2000-99          $340.75
  50380300                                    8.750             $316,000.00     $316,000.00         $316,000.00
  WASHBURN, KRAIG S                           08/01/2000        360             Primary Residence   Purchase
  1564 NORTH STREET                           Standard          N               07/01/2000          80
  BOULDER                   CO   80304-0000   $2,485.98         07/01/2030      JUN2000-99          $180.50
  50381890                                    8.250             $400,000.00     $400,000.00         $399,744.93
  BOSTWICK, RICHARD S                         07/01/2000        360             Primary Residence   Purchase
  12500 SUNNYDALE DRIVE                       Standard          N               07/01/2000          60.6061
  WELLINGTON                FL   33414-0000   $3,005.07         06/01/2030      JUN2000-99          $0.00
  50384370                                    8.625             $276,700.00     $276,700.00         $276,700.00
  SONI, MANISH V                              07/01/2000        360             Primary Residence   Purchase
  1073 ADELE COURT                            Select            N               06/01/2000          79.9942
  ROCHESTER HILLS           MI   48309-0000   $2,152.15         06/01/2030      JUN2000-99          $0.00
  50388070                                    8.250             $304,000.00     $304,000.00         $304,000.00
  WOOD, RICHARD C                             07/01/2000        360             Primary Residence   Purchase
  3539 COMMODORE CIRCLE                       Standard          N               06/01/2000          73.43
  DELRAY BEACH              FL   33483-0000   $2,283.86         06/01/2030      JUN2000-99          $0.00
  50393940                                    8.875             $513,600.00     $513,600.00         $513,600.00
  KUNZ, RANDALL W                             07/01/2000        360             Primary Residence   Purchase
  1727 FAIRVIEW                               Standard          N               06/01/2000          80
  SALINE                    MI   48176-0000   $4,086.44         06/01/2030      JUN2000-99          $0.00
  50395980                                    8.750             $584,000.00     $584,000.00         $584,000.00
  COLLINS, THOMAS M                           07/01/2000        360             Second Home         Purchase
  4831 WESTWINDS                              Standard          N               06/01/2000          80
  DESTIN                    FL   32541-0000   $4,594.34         06/01/2030      JUN2000-99          $0.00
  50396470                                    7.875             $302,400.00     $302,400.00         $302,191.89
  LINDSKOG, ROBERT D                          07/01/2000        360             Primary Residence   Purchase
  4010 CARLYLE LAKES BLVD                     Standard          N               07/01/2000          80
  PALM HARBOR               FL   34685-0000   $2,192.61         06/01/2030      JUN2000-99          $0.00
  50397020                                    7.750             $280,000.00     $280,000.00         $280,000.00
  BECKIUS, REGINALD D                         07/01/2000        360             Primary Residence   Purchase
  1240 YORKSHIRE                              Relocation        N               06/01/2000          65.1163
  GROSSE POINTE PARK        MI   48230-0000   $2,005.96         06/01/2030      JUN2000-99          $0.00
  50400230                                    8.500             $320,000.00     $320,000.00         $320,000.00
  LUTY, DAVID J                               07/01/2000        360             Primary Residence   Purchase
  10000 SW 142 STREET                         Standard          N               06/01/2000          80
  MIAMI                     FL   33176-0000   $2,460.53         06/01/2030      JUN2000-99          $0.00
  50401240                                    8.750             $304,000.00     $304,000.00         $304,000.00
  MAULDIN, CARL R                             07/01/2000        240             Primary Residence   Purchase
  8849 S  OAK HOLLOW CIRCLE                   Standard          N               06/01/2000          95
  SANDY                     UT   84093-0000   $2,686.49         06/01/2020      JUN2000-99          $0.00
  50402050                                    8.500             $368,850.00     $368,850.00         $368,850.00
  LAPRIORE, GERALD J                          07/01/2000        360             Second Home         Purchase
  17 BEACHWALKER ROAD                         Stated Income     N               06/01/2000          64.9956
  AMELIA ISLAND             FL   32034-0000   $2,836.14         06/01/2030      JUN2000-99          $0.00




  Loan ID                                     Rate              Orig Amount     Issue Date Bal      Current UPB
  Borrower Name                               First Pay Date    Orig Term       Occupancy           Purpose
  Street Address                              Processing Style  Buydown Ind     Paid to Date        LTV
  City                    State  Zip          P & I             Maturity Date   Issue Date          Unsched Pmnts

  50402280                                    8.750             $358,500.00     $358,500.00         $358,500.00
  RAUSCHENBERGER, JAMES T                     07/01/2000        360             Second Home         Purchase
  1303 OCEAN PLACE                            Standard          N               06/01/2000          75
  FERNANDINA BEACH          FL   32034-0000   $2,820.33         06/01/2030      JUN2000-99          $0.00
  50409400                                    8.375             $360,000.00     $360,000.00         $360,000.00
  HILL, ROBERT E                              07/01/2000        360             Second Home         Purchase
  2215 VAL DISERE                             Standard          N               06/01/2000          80
  STEAMBOAT SPRINGS         CO   80488-0000   $2,736.27         06/01/2030      JUN2000-99          $0.00
  50410240                                    8.000             $455,000.00     $455,000.00         $455,000.00
  LOMASNEY, DAVID J                           07/01/2000        360             Primary Residence   Purchase
  3850 CHERRYWOOD LANE                        Standard          N               06/01/2000          75.8333
  ROCHESTER HILLS           MI   48309-0000   $3,338.63         06/01/2030      JUN2000-99          $0.00
  50410550                                    8.375             $552,000.00     $552,000.00         $552,000.00
  KRUSE, M W                                  07/01/2000        360             Primary Residence   Purchase
  2615 SUTTON COURT                           Standard          N               06/01/2000          80
  HOUSTON                   TX   77027-0000   $4,195.60         06/01/2030      JUN2000-99          $0.00
  50413050                                    9.250             $279,750.00     $279,750.00         $279,750.00
  PRESTERA, J N                               07/01/2000        360             Primary Residence   Purchase
  29 RHODES STREET                            Standard          N               06/01/2000          79.9887
  PLAINVILLE                MA   02762-0000   $2,301.44         06/01/2030      JUN2000-99          $0.00
  50414720                                    9.000             $400,000.00     $400,000.00         $400,000.00
  GOTTSCH, SHEILA L                           07/01/2000        360             Primary Residence   Refinance
  1521 S GENESEE RIDGE ROAD                   Standard          N               06/01/2000          73.3945
  GOLDEN                    CO   80401-0000   $3,218.50         06/01/2030      JUN2000-99          $0.00
  50423010                                    8.875             $400,000.00     $400,000.00         $400,000.00
  LENZ, RICHARD L                             07/01/2000        360             Primary Residence   Refinance
  HC 1 BOX 1145                               Standard          N               06/01/2000          71.4286
  MILANVILLE                PA   18443-0000   $3,182.58         06/01/2030      JUN2000-99          $0.00
  50423120                                    9.250             $168,935.00     $168,935.00         $168,935.00
  NORRIS, MARY GRACE                          07/01/2000        360             Primary Residence   Purchase
  21 HAWN DRIVE                               Stated Income     N               06/01/2000          65
  FRISCO                    CO   80443-0000   $1,389.79         06/01/2030      JUN2000-99          $0.00
  50426950                                    8.125             $260,000.00     $260,000.00         $260,000.00
  ELLIOTT, DAVID P                            08/01/2000        360             Primary Residence   Purchase
  122 SUMAC RIDGE DRIVE                       Select            N               07/01/2000          80
  FORISTELL                 MO   63348-0000   $1,930.50         07/01/2030      JUN2000-99          $168.94
  50437710                                    8.125             $292,000.00     $292,000.00         $292,000.00
  BIDDLE, ELIZABETH A                         08/01/2000        360             Primary Residence   Purchase
  5923 LOVEWOOD COURT                         Select            N               07/01/2000          80
  CANTON                    MI   48187-0000   $2,168.10         07/01/2030      JUN2000-99          $189.73
  50450400                                    8.750             $598,400.00     $598,400.00         $598,400.00
  PETTISANI, FRANK A                          08/01/2000        360             Primary Residence   Purchase
  3 TIMBRE COURT                              Standard          N               07/01/2000          80
  MEDFORD                   NJ   08055-0000   $4,707.62         07/01/2030      JUN2000-99          $341.79
  60000174                                    7.375             $304,000.00     $300,879.32         $300,879.32
  BALL, JAY M                                 06/01/1999        360             Primary Residence   Refinance
  540 SOUTH LONDERRY LANE                     Standard          N               06/01/2000          80
  ANAHEIM HILLS             CA   92807-0000   $2,099.66         05/01/2029      JUN2000-99          $0.00
  60000333                                    7.375             $346,000.00     $342,725.49         $342,725.49
  AITELLI, PETER                              07/01/1999        360             Primary Residence   Refinance
  3838 ARBOLADO DRIVE                         Standard          N               06/01/2000          46.1333
  WALNUT CREEK              CA   94598-0000   $2,389.74         06/01/2029      JUN2000-99          $6.12
  60001159                                    7.750             $383,400.00     $380,613.91         $380,613.91
  DREW, LINDA E                               09/01/1999        360             Primary Residence   Purchase
  1050 ENGLISH OAKS DRIVE                     Standard          N               06/01/2000          90
  ARCADIA                   CA   91006-0000   $2,746.73         08/01/2029      JUN2000-99          $0.03
  60001162                                    7.750             $307,500.00     $305,150.28         $305,381.00
  REYNOLDS, BROOK                             09/01/1999        360             Primary Residence   Refinance
  4840 12TH AVENUE                            Standard          N               05/01/2000          76.875
  HANFORD                   CA   93230-0000   $2,202.97         08/01/2029      JUN2000-99          $115.22
  60001194                                    7.375             $407,000.00     $404,791.75         $404,791.75
  PRUSKO, GERALDINE F                         12/01/1999        360             Primary Residence   Refinance
  14 PETTEE STREET UNIT 1                     Standard          N               06/01/2000          100
  NEWTON UPPER FALLS        MA   02464-0000   $2,811.05         11/01/2029      JUN2000-99          $0.00




  Loan ID                                     Rate              Orig Amount     Issue Date Bal      Current UPB
  Borrower Name                               First Pay Date    Orig Term       Occupancy           Purpose
  Street Address                              Processing Style  Buydown Ind     Paid to Date        LTV
  City                    State  Zip          P & I             Maturity Date   Issue Date          Unsched Pmnts

  60001566                                    7.375             $260,000.00     $257,755.62         $257,755.62
  CHANDLER, ROGER E                           08/01/1999        360             Primary Residence   Refinance
  8302 ORCHARD AVENUE                         Standard          N               06/01/2000          80
  LA MESA                   CA   91941-0000   $1,795.76         07/01/2029      JUN2000-99          ($0.02)
  60001587                                    7.500             $370,000.00     $366,748.09         $366,748.09
  BAKER, STEVEN J                             08/01/1999        360             Primary Residence   Refinance
  14080 SCENIC VIEW ROAD                      Standard          N               06/01/2000          79.5698
  PERRIS                    CA   92570-0000   $2,587.10         07/01/2029      JUN2000-99          $135.12
  60001675                                    7.375             $362,400.00     $351,971.66         $351,971.66
  FOSTER, GEORGE S                            11/01/1999        360             Primary Residence   Purchase
  1072 ISABELLA AVENUE                        Standard          N               06/01/2000          80
  CORONADO                  CA   92118-0000   $2,503.01         10/01/2029      JUN2000-99          $8,174.22
  60001712                                    7.500             $350,000.00     $347,051.65         $347,328.11
  NICHOLAS, JAMES A                           08/01/1999        360             Primary Residence   Refinance
  826 CALIFORNIA AVENUE                       Standard          N               05/01/2000          70
  SANTA MONICA              CA   90403-0000   $2,447.26         07/01/2029      JUN2000-99          $0.00
  60001713                                    7.375             $446,500.00     $442,645.70         $442,645.70
  REUBEN, NEIL M                              08/01/1999        360             Primary Residence   Other
  78 BUCKSKIN LANE                            Standard          N               06/01/2000          76.9827
  ROLLING HILLS ESTAT       CA   90274-0000   $3,083.87         07/01/2029      JUN2000-99          $0.00
  60001713                                    7.375             $360,000.00     $357,183.59         $357,183.59
  GAFFEY, MICHAEL                             09/01/1999        360             Primary Residence   Refinance
  40832 CHILTERN DRIVE                        Standard          N               06/01/2000          77.4193
  FREMONT                   CA   94539-0000   $2,486.44         08/01/2029      JUN2000-99          ($0.01)
  60001722                                    7.500             $340,000.00     $337,135.99         $337,135.99
  WATERWORTH, STEPHAN L                       08/01/1999        360             Primary Residence   Refinance
  249 PASEO DE GRACIA                         Standard          N               06/01/2000          80
  TORRANCE                  CA   90277-0000   $2,377.33         07/01/2029      JUN2000-99          ($0.01)
  60001728                                    7.375             $348,000.00     $345,620.65         $345,620.65
  SCHUSTER, DONALD J                          12/01/1999        360             Primary Residence   Purchase
  24444 EILAT STREET                          Standard          N               06/01/2000          80
  WOODLAND HILLS AREA       CA   91367-0000   $2,403.55         11/01/2029      JUN2000-99          $491.22
  60001746                                    7.625             $391,200.00     $387,984.59         $387,984.59
  THOMAS, GLENN C                             08/01/1999        360             Primary Residence   Other
  3365 CONANT LANE                            Standard          N               06/01/2000          79.8367
  WATSONVILLE               CA   95076-0000   $2,768.89         07/01/2029      JUN2000-99          $0.01
  60001762                                    7.375             $420,000.00     $417,051.95         $417,051.95
  MCCAUGHAN, SEAN M                           10/01/1999        360             Primary Residence   Purchase
  1613 NORTH MEADOWS AVENUE                   Standard          N               06/01/2000          80
  MANHATTAN BEACH           CA   90266-0000   $2,900.84         09/01/2029      JUN2000-99          $0.01
  60001770                                    7.375             $500,000.00     $496,954.72         $496,954.72
  KARLCUT, AKBAL                              12/01/1999        360             Primary Residence   Purchase
  22423 RAMONA COURT                          Standard          N               06/01/2000          77.5193
  CUPERTINO                 CA   95014-0000   $3,453.38         11/01/2029      JUN2000-99          $332.43
  60002175                                    8.375             $336,000.00     $334,941.12         $334,941.12
  BOLLINGER, CRAIG J                          02/01/2000        360             Primary Residence   Purchase
  7045 FERRY ROAD                             Standard          N               06/01/2000          80
  NEW HOPE                  PA   18938-0000   $2,553.84         01/01/2030      JUN2000-99          $0.00
  60002262                                    8.000             $372,000.00     $371,499.12         $371,499.12
  FUSCO, STEVEN R                             05/01/2000        360             Primary Residence   Purchase
  4 SURREY DRIVE                              Standard          N               06/01/2000          80
  COHASSET                  MA   02025-0000   $2,729.61         04/01/2030      JUN2000-99          $0.00
  60002302                                    8.750             $395,100.00     $394,180.28         $394,180.28
  ULRICH, ROBERT                              03/01/2000        360             Primary Residence   Purchase
  2048 MARLBORO ROAD                          Standard          N               06/01/2000          90
  KENNETT SQUARE            PA   19348-0000   $3,108.25         02/01/2030      JUN2000-99          $0.48
  60002355                                    8.250             $447,000.00     $446,427.98         $446,427.98
  MAY, WILLIAM L                              05/01/2000        360             Primary Residence   Purchase
  3893 MOUNTAIN LAUREL                        Standard          N               06/01/2000          73.8843
  OAKLAND TOWNSHIP          MI   48309-0000   $3,358.16         04/01/2030      JUN2000-99          ($0.01)
  60002379                                    8.625             $432,000.00     $431,229.34         $431,229.34
  MAXWELL, R SCOTT                            04/01/2000        360             Primary Residence   Purchase
  6541 LINDA LN                               Standard          N               06/01/2000          80
  SAN DIEGO                 CA   92120-0000   $3,360.05         03/01/2030      JUN2000-99          $0.00




  Loan ID                                     Rate              Orig Amount     Issue Date Bal      Current UPB
  Borrower Name                               First Pay Date    Orig Term       Occupancy           Purpose
  Street Address                              Processing Style  Buydown Ind     Paid to Date        LTV
  City                    State  Zip          P & I             Maturity Date   Issue Date          Unsched Pmnts

  60002451                                    8.625             $319,900.00     $319,520.90         $319,520.90
  CARNAHAN, DAVID L                           05/01/2000        360             Primary Residence   Purchase
  671 GREAT PLAIN AVENUE                      Standard          N               06/01/2000          79.995
  NEEDHAM                   MA   02494-0000   $2,488.15         04/01/2030      JUN2000-99          $0.01
  60002473                                    7.875             $416,800.00     $416,224.44         $416,224.44
  BRATES, NANU                                05/01/2000        360             Primary Residence   Purchase
  2 PENN ROAD                                 Standard          N               06/01/2000          79.9846
  WINCHESTER                MA   01890-0000   $3,022.09         04/01/2030      JUN2000-99          $0.00
  60002515                                    8.250             $275,000.00     $274,824.65         $274,824.65
  WAKELAND, TODD D                            06/01/2000        360             Primary Residence   Purchase
  1155 AUSTRALIA ST                           Standard          N               06/01/2000          74.3243
  EL CAJON                  CA   92020-0000   $2,065.98         05/01/2030      JUN2000-99          ($0.01)
  60002554                                    8.750             $320,000.00     $319,630.44         $319,630.44
  LOFGREN, GARY R                             05/01/2000        360             Primary Residence   Refinance
  5706 ASTONY COURT                           Standard          N               06/01/2000          45.7143
  HINSDALE                  IL   60521-0000   $2,517.44         04/01/2030      JUN2000-99          $0.00
  60002579                                    8.000             $384,000.00     $382,694.40         $382,694.40
  GORLOV, SERGEY                              02/01/2000        360             Primary Residence   Purchase
  88 KASI CIRCLE                              Standard          N               06/01/2000          80
  NORTHAMPTON TWP           PA   18974-0000   $2,817.66         01/01/2030      JUN2000-99          $0.01
  60002624                                    8.500             $290,000.00     $289,647.39         $289,647.39
  LUTZ, DOUGLAS R                             05/01/2000        360             Primary Residence   Purchase
  1128 MARIGOLD DRIVE NE                      Standard          N               06/01/2000          80
  ALBUQUERQUE               NM   87122-0000   $2,229.85         04/01/2030      JUN2000-99          $0.00
  60002668                                    8.250             $297,000.00     $296,810.62         $296,810.62
  LEWIS, SANDRA J                             06/01/2000        360             Primary Residence   Refinance
  33 MICHAEL WAY                              Standard          N               06/01/2000          90
  ANDOVER                   MA   01810-0000   $2,231.26         05/01/2030      JUN2000-99          ($0.01)
  60002765                                    8.375             $364,000.00     $363,773.76         $363,773.76
  UPLAND, DEBORAH E                           06/01/2000        360             Primary Residence   Purchase
  155 STAR PARK CIRCLE #2C                    Standard          N               06/01/2000          80
  CORONADO                  CA   92118-0000   $2,766.66         05/01/2030      JUN2000-99          $0.00
  60002768                                    8.000             $519,000.00     $519,000.00         $519,000.00
  GANN, JOSHUA I                              07/01/2000        360             Primary Residence   Purchase
  99 SARGENT STREET                           Standard          N               06/01/2000          67.4902
  NEWTON                    MA   02458-0000   $3,808.24         06/01/2030      JUN2000-99          $0.00
  60002779                                    8.750             $300,000.00     $299,653.54         $299,653.54
  MASTERSON, FRANCIS P                        05/01/2000        360             Primary Residence   Purchase
  30 WITMER WAY                               Standard          N               06/01/2000          83.7395
  TRENTON                   NJ   08691-0000   $2,360.10         04/01/2030      JUN2000-99          $0.00
  60002782                                    7.750             $351,200.00     $351,200.00         $351,200.00
  RANKIN, LARRY V                             07/01/2000        360             Primary Residence   Purchase
  5812 HICKORY HOLLOW LANE                    Standard          N               06/01/2000          80
  DOYLESTOWN                PA   18901-0000   $2,516.04         06/01/2030      JUN2000-99          $0.00
  60002795                                    8.625             $450,000.00     $448,966.75         $448,966.75
  MOSERY, ILAN                                05/01/2000        360             Primary Residence   Refinance
  100 WOODMERE BOULDVARD SOUTH                Standard          N               06/01/2000          73.7705
  WOODSBURGH                NY   11598-0000   $3,500.05         04/01/2030      JUN2000-99          $499.99
  60002918                                    8.000             $392,000.00     $391,736.97         $391,736.97
  LANDAY, BRUCE M                             06/01/2000        360             Second Home         Purchase
  202 ELM ROAD                                Standard          N               06/01/2000          80
  FALMOUTH                  MA   02540-0000   $2,876.36         05/01/2030      JUN2000-99          $0.00
  60002921                                    8.375             $540,000.00     $540,000.00         $540,000.00
  PETERSOHN, JOSH S                           07/01/2000        360             Primary Residence   Purchase
  725 OAK SPRINGS ROAD                        Standard          N               06/01/2000          79.8817
  BRYN MAWR                 PA   19010-0000   $4,104.39         06/01/2030      JUN2000-99          $0.00
  60002931                                    8.375             $432,000.00     $431,731.49         $431,731.49
  ZEIGLER, STEVEN M                           06/01/2000        360             Primary Residence   Refinance
  23312 BINGHAM COURT                         Standard          N               06/01/2000          80
  VALENCIA                  CA   91354-0000   $3,283.51         05/01/2030      JUN2000-99          $0.00
  60002959                                    8.625             $368,000.00     $368,000.00         $368,000.00
  BURSTEIN, ALAN                              07/01/2000        360             Primary Residence   Purchase
  210 EAST PEARSON ST                         Standard          N               06/01/2000          80
  CHICAGO                   IL   60611-0000   $2,862.27         06/01/2030      JUN2000-99          $0.00




  Loan ID                                     Rate              Orig Amount     Issue Date Bal      Current UPB
  Borrower Name                               First Pay Date    Orig Term       Occupancy           Purpose
  Street Address                              Processing Style  Buydown Ind     Paid to Date        LTV
  City                    State  Zip          P & I             Maturity Date   Issue Date          Unsched Pmnts

  60003021                                    8.875             $318,750.00     $318,750.00         $318,750.00
  SCHLECTWEG II, JOHN G                       07/01/2000        360             Primary Residence   Refinance
  4949 MADISON AVENUE                         Standard          N               06/01/2000          75
  TRUMBULL                  CT   06611-0000   $2,536.12         06/01/2030      JUN2000-99          $0.00
  65117941                                    7.625             $270,750.00     $268,312.83         $268,312.83
  BURGESS, CYNTHIA C                          07/01/1999        360             Primary Residence   Purchase
  1788 PENINSULA PLACE                        Standard          N               06/01/2000          95
  COSTA MESA                CA   92627-0000   $1,916.36         06/01/2029      JUN2000-99          $1.59
  65124052                                    7.500             $382,400.00     $380,375.77         $380,375.77
  SILVERMAN, MARK A                           12/01/1999        360             Primary Residence   Purchase
  11341 MCBURNEY RIDGE LANE                   Standard          N               06/01/2000          80
  SAN DIEGO                 CA   92131-0000   $2,673.80         11/01/2029      JUN2000-99          ($0.01)
  65124318                                    8.000             $455,000.00     $452,819.71         $452,819.71
  HONEYCUTT, PAUL E                           12/01/1999        360             Primary Residence   Purchase
  11373 MANDRAKE POINT                        Standard          N               06/01/2000          79.8402
  SAN DIEGO                 CA   92131-0000   $3,338.63         11/01/2029      JUN2000-99          ($0.01)
  65124346                                    7.500             $236,250.00     $232,333.37         $232,333.37
  ESPARZA, RAMON G                            11/01/1999        360             Primary Residence   Purchase
  20665 EAST CLIMBER DRIVE                    Standard          N               06/01/2000          75
  DIAMOND BAR               CA   91789-0000   $1,651.90         10/01/2029      JUN2000-99          $2,482.86
  65124901                                    7.875             $436,000.00     $433,857.77         $433,857.77
  SCHNEIRSON, RON R                           12/01/1999        360             Primary Residence   Purchase
  20353 LEWIS DRIVE                           Standard          N               06/01/2000          80
  ORANGE                    CA   92869-0000   $3,161.31         11/01/2029      JUN2000-99          $0.00
  65125349                                    7.375             $308,000.00     $306,328.91         $306,328.91
  NG, VINCENT                                 12/01/1999        360             Primary Residence   Purchase
  881 CALLE LA PRIMAVERA                      Standard          N               06/01/2000          80
  GLENDALE                  CA   91208-0000   $2,127.28         11/01/2029      JUN2000-99          ($0.01)
  65125722                                    7.375             $650,000.00     $646,473.31         $646,473.31
  SUAREZ, RALPH M                             12/01/1999        360             Primary Residence   Purchase
  1636 GATES AVENUE                           Standard          N               06/01/2000          73.4463
  MANHATTAN BEACH           CA   90266-0000   $4,489.39         11/01/2029      JUN2000-99          $0.01
  65125764                                    7.500             $240,000.00     $238,729.55         $238,729.55
  KEATING, DAVID B                            12/01/1999        360             Primary Residence   Purchase
  1416 BEECH AVENUE                           Standard          N               06/01/2000          78.6885
  TORRANCE                  CA   90501-0000   $1,678.12         11/01/2029      JUN2000-99          ($0.01)
  65125962                                    7.875             $336,000.00     $334,284.68         $334,284.68
  RANDAZZO, STEPHEN K                         12/01/1999        360             Primary Residence   Refinance
  8941 COLIMA ROAD                            Standard          N               06/01/2000          80
  WHITTIER                  CA   90605-0000   $2,436.24         11/01/2029      JUN2000-99          $64.42
  65126101                                    7.500             $273,600.00     $272,151.65         $272,151.65
  WALKER, DAN                                 12/01/1999        360             Primary Residence   Purchase
  29414 VIA NORTE STREET                      Standard          N               06/01/2000          80
  TEMECULA                  CA   92591-0000   $1,913.06         11/01/2029      JUN2000-99          $0.00
  65126220                                    7.375             $380,000.00     $375,261.26         $375,261.26
  RODRIGUEZ, VICTOR                           12/01/1999        360             Primary Residence   Purchase
  1665 RODEO ROAD                             Standard          N               06/01/2000          80
  ARCADIA                   CA   91006-0000   $2,624.57         11/01/2029      JUN2000-99          $2,676.96
  65126229                                    7.375             $264,000.00     $262,775.99         $262,775.99
  WILLIAMS, MICHAEL                           01/01/2000        360             Primary Residence   Purchase
  17411 TEACHERS AVENUE                       Standard          N               06/01/2000          80
  IRVINE                    CA   92614-0000   $1,823.39         12/01/2029      JUN2000-99          $0.00
  65126321                                    7.500             $378,000.00     $375,017.03         $375,017.03
  CAMACHO, RAUL G                             01/01/2000        360             Primary Residence   Purchase
  1510 SPINNAKER LANE                         Standard          N               06/01/2000          90
  HALF MOON BAY             CA   94019-0000   $2,643.04         12/01/2029      JUN2000-99          $1,273.21
  65126609                                    7.750             $295,700.00     $293,989.49         $293,989.49
  CHUN, SOPHIA N                              01/01/2000        360             Primary Residence   Purchase
  1961 SOUTH SARAZEN COURT                    Standard          N               06/01/2000          80
  LA HABRA                  CA   90631-0000   $2,118.44         12/01/2029      JUN2000-99          $437.85
  65127320                                    8.125             $400,000.00     $400,000.00         $400,000.00
  FRIEDLAND, ERIC S                           07/01/2000        360             Primary Residence   Purchase
  20183 ALLENTOWN DRIVE                       Standard          N               06/01/2000          74.074
  WOODLAND HILLS AREA       CA   91364-0000   $2,969.99         06/01/2030      JUN2000-99          $0.00




  Loan ID                                     Rate              Orig Amount     Issue Date Bal      Current UPB
  Borrower Name                               First Pay Date    Orig Term       Occupancy           Purpose
  Street Address                              Processing Style  Buydown Ind     Paid to Date        LTV
  City                    State  Zip          P & I             Maturity Date   Issue Date          Unsched Pmnts

  65127782                                    8.500             $288,000.00     $287,649.80         $287,649.80
  MARTIN, MICHAEL T                           05/01/2000        360             Primary Residence   Purchase
  21972 DREXEL WAY                            Standard          N               06/01/2000          80
  LAKE FOREST               CA   92630-0000   $2,214.48         04/01/2030      JUN2000-99          $0.00
  65127956                                    7.875             $280,000.00     $278,824.66         $278,824.66
  SINGH, JAY                                  01/01/2000        360             Primary Residence   Purchase
  8705 EAST FALLBROOK WAY                     Standard          N               06/01/2000          80
  ANAHEIM HILLS             CA   92808-0000   $2,030.20         12/01/2029      JUN2000-99          $0.00
  65128272                                    8.125             $264,000.00     $263,827.30         $263,827.30
  LAFRADES, CHARLES                           06/01/2000        360             Primary Residence   Purchase
  11472 WINDING TRAIL LANE                    Standard          N               06/01/2000          80
  DUBLIN                    CA   94568-0000   $1,960.20         05/01/2030      JUN2000-99          $0.00
  65128384                                    7.500             $380,000.00     $378,062.26         $378,062.26
  KOTHARI, RUCHI                              01/01/2000        360             Primary Residence   Purchase
  32432 PACIFIC GROVE WAY                     Standard          N               06/01/2000          79.9664
  UNION CITY                CA   94587-0000   $2,657.02         12/01/2029      JUN2000-99          $218.96
  65128846                                    7.750             $253,000.00     $251,911.12         $251,911.12
  RISSLING, MARK J                            01/01/2000        360             Primary Residence   Purchase
  12402 WOODS ROAD                            Standard          N               06/01/2000          93.7037
  WILTON                    CA   95693-0000   $1,812.53         12/01/2029      JUN2000-99          $0.00
  65128855                                    7.750             $273,000.00     $271,555.62         $271,555.62
  LE, VU                                      01/01/2000        360             Primary Residence   Refinance
  2115 WENDOVER LANE                          Standard          N               06/01/2000          60.6666
  SAN JOSE                  CA   95121-0000   $1,955.81         12/01/2029      JUN2000-99          $269.44
  65200046                                    7.875             $256,000.00     $254,776.11         $254,776.11
  PETERSON, GERALD F                          01/01/2000        360             Primary Residence   Refinance
  1795 HILLCREST AVENUE                       Standard          N               06/01/2000          78.7692
  ST PAUL                   MN   55116-0000   $1,856.18         12/01/2029      JUN2000-99          $149.31
  65200475                                    8.000             $280,000.00     $279,240.91         $279,240.91
  MELCER, CARLOS                              03/01/2000        360             Primary Residence   Purchase
  6363 CHRISTIE AVENUE 2907                   Standard          N               06/01/2000          70
  EMERYVILLE                CA   94608-0000   $2,054.55         02/01/2030      JUN2000-99          $0.01
  65201032                                    8.000             $600,000.00     $597,960.03         $597,960.03
  PADDEN, THOMAS N                            02/01/2000        360             Primary Residence   Purchase
  26910 MIRASOL STREET                        Standard          N               06/01/2000          79.048
  SANTA CLARITA             CA   91355-0000   $4,402.59         01/01/2030      JUN2000-99          $0.00
  65201035                                    8.250             $359,600.00     $359,370.69         $359,370.69
  TORRES, ART                                 06/01/2000        360             Primary Residence   Purchase
  30-069 CORTE COELHO                         Standard          N               06/01/2000          79.5575
  TEMECULA                  CA   92591-0000   $2,701.56         05/01/2030      JUN2000-99          $0.00
  65201103                                    8.125             $485,200.00     $483,263.13         $483,263.13
  WHITE, MELVIN C                             01/01/2000        360             Primary Residence   Refinance
  2495 HOLLY OAK DRIVE                        Standard          N               06/01/2000          100
  DANVILLE                  CA   94506-0000   $3,602.60         12/01/2029      JUN2000-99          ($0.01)
  65201194                                    8.500             $588,900.00     $587,822.10         $587,457.70
  FULTON, GEORGE L                            04/01/2000        360             Primary Residence   Purchase
  640 BAY HILL ROAD                           Standard          N               07/01/2000          79.9991
  HALF MOON BAY             CA   94019-0000   $4,528.14         03/01/2030      JUN2000-99          $0.01
  65201517                                    8.000             $260,000.00     $259,114.95         $259,114.95
  WALSH, JULIAN A                             02/01/2000        360             Primary Residence   Refinance
  2429 GRAMERCY AVENUE                        Standard          N               06/01/2000          80
  TO                        CA   90501-0000   $1,907.79         01/01/2030      JUN2000-99          $1.06
  65201715                                    8.375             $270,000.00     $269,832.18         $269,832.18
  SIMON, MARTIN                               06/01/2000        360             Primary Residence   Purchase
  10847 WYSTONE AVENUE                        Standard          N               06/01/2000          75
  PORTER RANCH              CA   91326-0000   $2,052.20         05/01/2030      JUN2000-99          ($0.01)
  65201904                                    8.500             $306,600.00     $305,927.21         $305,736.70
  CHENG, JOHN                                 05/01/2000        360             Primary Residence   Purchase
  737 LA PLAYA C                              Standard          N               07/01/2000          75
  SAN FRANCISCO             CA   94121-0000   $2,357.49         04/01/2030      JUN2000-99          $300.00
  65201906                                    8.625             $276,700.00     $276,536.63         $276,536.63
  KONRATH, FREDRICK                           06/01/2000        360             Primary Residence   Purchase
  1501 BUENA VISTA SREET                      Standard          N               06/01/2000          94.9967
  BRENTWOOD                 CA   94513-0000   $2,152.15         05/01/2030      JUN2000-99          $0.00




  Loan ID                                     Rate              Orig Amount     Issue Date Bal      Current UPB
  Borrower Name                               First Pay Date    Orig Term       Occupancy           Purpose
  Street Address                              Processing Style  Buydown Ind     Paid to Date        LTV
  City                    State  Zip          P & I             Maturity Date   Issue Date          Unsched Pmnts

  65201953                                    7.750             $50,000.00      $49,857.46          $49,857.46
  MORTON, MYRNA C                             03/01/2000        360             Primary Residence   Refinance
  1057 PORTUGAL DRIVE                         Stated Income     N               06/01/2000          33.3333
  STAFFORD                  VA   22554-0000   $358.21           02/01/2030      JUN2000-99          ($0.01)
  65201972                                    7.375             $320,000.00     $318,613.27         $318,613.27
  VAYNBERG, MOYSEY                            03/01/2000        360             Primary Residence   Purchase
  65 WOODVALLEY DRIVE                         Standard          N               06/01/2000          80
  DANVILLE                  CA   94506-0000   $2,210.17         02/01/2030      JUN2000-99          $403.70
  65202234                                    8.375             $264,000.00     $263,504.25         $263,504.25
  JOENK, STEVEN                               04/01/2000        360             Second Home         Purchase
  115 BOSTON CORNERS RD                       Standard          N               06/01/2000          80
  MILLERTON                 NY   12546-0000   $2,006.60         03/01/2030      JUN2000-99          $0.01
  65202241                                    8.500             $322,500.00     $322,107.86         $322,107.86
  BAILLIF, ALLEN S                            05/01/2000        360             Second Home         Purchase
  3040 AVENIDA MAGORIA                        Standard          N               06/01/2000          75
  ESCONDIDO                 CA   92029-0000   $2,479.75         04/01/2030      JUN2000-99          $0.01
  65202267                                    7.875             $750,000.00     $747,260.80         $747,260.80
  KRISNAMOORTAY, YOGAM                        02/01/2000        360             Primary Residence   Purchase
  31 HIDDEN HILLS PLACE                       Standard          N               06/01/2000          728.8629
  DANVILLE                  CA   94506-0000   $5,438.03         01/01/2030      JUN2000-99          $124.33
  65202333                                    7.875             $268,000.00     $266,777.81         $266,777.81
  PATEL, MUKUND M                             02/01/2000        360             Primary Residence   Refinance
  8539 RUPP FARM DRIVE                        Standard          N               06/01/2000          72.4324
  WEST CHESTER              OH   45069-0000   $1,943.19         01/01/2030      JUN2000-99          $287.81
  65202405                                    7.375             $330,000.00     $328,728.94         $328,728.94
  FRANK, BROCK                                02/01/2000        360             Primary Residence   Refinance
  21694 CANYON HEIGHTS CIRCLE                 Standard          N               06/01/2000          79.518
  SANTA CLARITA             CA   91350-0000   $2,279.23         01/01/2030      JUN2000-99          $0.01
  65202843                                    8.375             $271,000.00     $270,661.93         $270,661.93
  MARTINEZ, JORGE                             05/01/2000        360             Primary Residence   Purchase
  490 CORTE CABANIL                           Standard          N               06/01/2000          73.0458
  MORGAN HILL               CA   95037-0000   $2,059.80         04/01/2030      JUN2000-99          $0.00
  65203025                                    8.375             $297,100.00     $296,915.33         $296,915.33
  MONTGOMERY, JAMES R                         06/01/2000        360             Primary Residence   Purchase
  4308 GLEN CANYON CIRCLE                     Standard          N               06/01/2000          94.9884
  PITTSBURG                 CA   94565-0000   $2,258.18         05/01/2030      JUN2000-99          $0.00
  65203267                                    8.375             $289,000.00     $288,639.49         $288,639.49
  MITCHELL, RODERICK B                        05/01/2000        360             Primary Residence   Refinance
  316 WEST 138TH STREET                       Standard          N               06/01/2000          74.987
  NEW YORK                  NY   10030-0000   $2,196.61         04/01/2030      JUN2000-99          ($0.01)
  65203498                                    7.750             $386,000.00     $385,727.56         $385,727.56
  EMPENO, FLORA R                             06/01/2000        360             Primary Residence   Purchase
  11320 TREYBURN WAY                          Standard          N               06/01/2000          79.9337
  SAN DIEGO                 CA   92131-0000   $2,765.36         05/01/2030      JUN2000-99          $0.00
  65203574                                    8.500             $371,600.00     $370,919.84         $370,919.84
  JOHNSON, GARY D                             04/01/2000        360             Primary Residence   Purchase
  5195 DENSMORE AVENUE                        Standard          N               06/01/2000          89.9757
  ENCINO                    CA   91436-0000   $2,857.29         03/01/2030      JUN2000-99          ($0.01)
  65203666                                    8.500             $420,000.00     $419,347.70         $419,347.70
  GORDON, COREY                               05/01/2000        360             Primary Residence   Purchase
  640 COE AVENUE                              Standard          N               06/01/2000          80
  SAN JOSE                  CA   95125-0000   $3,229.44         04/01/2030      JUN2000-99          $141.62
  65203776                                    8.125             $204,000.00     $202,905.55         $202,905.55
  ENDRES, DAVID J                             06/01/2000        360             Primary Residence   Purchase
  71 SANTA FE AVENUE                          Standard          N               06/01/2000          65.8064
  SAN FRANCISCO             CA   94124-0000   $1,514.70         05/01/2030      JUN2000-99          $961.00
  65203859                                    8.250             $300,000.00     $300,000.00         $300,000.00
  AHN, RAYMOND B                              07/01/2000        360             Primary Residence   Purchase
  34442 BACON PLACE                           Standard          N               06/01/2000          80
  FREMONT                   CA   94555-0000   $2,253.80         06/01/2030      JUN2000-99          $0.00
  65204097                                    8.375             $342,000.00     $341,357.82         $341,573.37
  ERCOLONO, GEORGE A                          04/01/2000        360             Primary Residence   Refinance
  15043 VALLEYHEART DRIVE                     Standard          N               05/01/2000          70.5154
  SHERMAN OAKS              CA   91403-0000   $2,599.45         03/01/2030      JUN2000-99          $0.00




  Loan ID                                     Rate              Orig Amount     Issue Date Bal      Current UPB
  Borrower Name                               First Pay Date    Orig Term       Occupancy           Purpose
  Street Address                              Processing Style  Buydown Ind     Paid to Date        LTV
  City                    State  Zip          P & I             Maturity Date   Issue Date          Unsched Pmnts

  65204279                                    8.375             $340,000.00     $339,361.57         $339,361.57
  AUGUSTINI, JEFF                             04/01/2000        360             Primary Residence   Purchase
  36 SERENITY LANE                            Standard          N               06/01/2000          80
  LAGUNA NIGUEL             CA   92677-0000   $2,584.25         03/01/2030      JUN2000-99          ($0.01)
  65204322                                    8.375             $125,000.00     $124,844.05         $124,844.05
  MACELLI, JEFFREY R                          05/01/2000        360             Primary Residence   Purchase
  5757 BEAUMONT AVENUE                        Standard          N               06/01/2000          26.3157
  LA JOLLA                  CA   92037-0000   $950.10           04/01/2030      JUN2000-99          $0.00
  65204394                                    8.375             $382,000.00     $381,523.46         $381,523.46
  MAKADOK, STEVEN E                           05/01/2000        360             Primary Residence   Purchase
  30 DULAN DRIVE                              Standard          N               06/01/2000          79.5833
  STAMFORD                  CT   06905-0000   $2,903.48         04/01/2030      JUN2000-99          $0.01
  65204788                                    8.125             $252,700.00     $252,534.69         $252,534.69
  HEFFERNAN, BRENDAN                          06/01/2000        360             Primary Residence   Purchase
  2237 WEST 20TH STREET                       Standard          N               06/01/2000          87.743
  LOS ANGELES               CA   90018-0000   $1,876.30         05/01/2030      JUN2000-99          $0.00
  65204829                                    8.500             $276,750.00     $276,243.45         $276,243.45
  REDDY, KRISHNA M                            04/01/2000        360             Primary Residence   Purchase
  21428 EAST FORT BOWIE DRIVE                 Standard          N               06/01/2000          75
  WALNUT                    CA   91789-5105   $2,127.97         03/01/2030      JUN2000-99          $0.01
  65204995                                    8.375             $483,000.00     $481,996.51         $481,996.51
  IDOL, RICHELLE M                            05/01/2000        360             Primary Residence   Purchase
  992 VIA ANITA                               Standard          N               06/01/2000          70
  THOUSAND OAKS             CA   91320-0000   $3,671.15         04/01/2030      JUN2000-99          $400.97
  65205089                                    7.875             $295,000.00     $294,592.63         $294,592.63
  JOWERS, LARRY D                             05/01/2000        360             Primary Residence   Purchase
  830 SOUTH COUNTRY GLEN WAY                  Standard          N               06/01/2000          0
  ANAHEIM                   CA   92808-0000   $2,138.96         04/01/2030      JUN2000-99          ($0.01)
  65205111                                    8.500             $287,900.00     $287,549.93         $287,549.93
  STINES, RICHARD G                           05/01/2000        360             Primary Residence   Purchase
  32125 MILL STREAM ROAD                      Standard          N               06/01/2000          79.9944
  TRABUCO CANYON            CA   92679-0000   $2,213.71         04/01/2030      JUN2000-99          $0.00
  65205175                                    8.375             $312,800.00     $312,605.57         $312,605.57
  PARR, ARLEAN                                06/01/2000        360             Primary Residence   Purchase
  8520 WHITE FISH CIRCLE                      Standard          N               06/01/2000          80
  FOUNTAIN VALLEY           CA   92708-0000   $2,377.51         05/01/2030      JUN2000-99          $0.00
  65205179                                    8.375             $300,000.00     $299,625.76         $299,625.76
  COTE, BRIAN                                 05/01/2000        360             Primary Residence   Purchase
  5425 VIA CERVANTES                          Standard          N               06/01/2000          75
  YORBA LINDA               CA   92686-0000   $2,280.22         04/01/2030      JUN2000-99          $0.00
  65205199                                    8.500             $267,200.00     $266,875.11         $266,875.11
  WALKER, TODD J                              05/01/2000        360             Primary Residence   Purchase
  21266 VALEWOOD                              Standard          N               06/01/2000          80
  LAKE FOREST               CA   92630-0000   $2,054.54         04/01/2030      JUN2000-99          $0.00
  65205212                                    8.375             $524,500.00     $523,515.14         $523,515.14
  EARP, WYATT                                 04/01/2000        360             Primary Residence   Refinance
  6136 WEST 5TH STREET                        Standard          N               06/01/2000          73.8732
  LOS ANGELES               CA   90048-0000   $3,986.58         03/01/2030      JUN2000-99          $0.00
  65205236                                    8.500             $400,000.00     $399,513.63         $399,513.63
  STRATTON, ROBERT A                          05/01/2000        360             Primary Residence   Refinance
  23326 GLENEAGLE COURT                       Standard          N               06/01/2000          61.5384
  VALENCIA AREA             CA   91354-0000   $3,075.66         04/01/2030      JUN2000-99          $0.00
  65205303                                    8.375             $460,000.00     $459,426.16         $459,426.16
  KILLIAN, JOHN M                             05/01/2000        360             Primary Residence   Purchase
  2834 ERIE STREET                            Standard          N               06/01/2000          80
  SAN DIEGO                 CA   92117-0000   $3,496.34         04/01/2030      JUN2000-99          $0.00
  65205380                                    8.375             $280,000.00     $279,474.22         $279,474.22
  SMITH, JOHN L                               04/01/2000        360             Primary Residence   Refinance
  456 COURT AVENUE                            Standard          N               06/01/2000          74.8663
  VENTURA                   CA   93003-0000   $2,128.21         03/01/2030      JUN2000-99          $0.00
  65205391                                    8.375             $330,000.00     $329,794.89         $329,794.89
  JAI, BENCHIAO                               06/01/2000        360             Primary Residence   Purchase
  28 BLUE RIDGE CIRCLE                        Standard          N               06/01/2000          76.6258
  SCOTCH PLAINS             NJ   07076-0000   $2,508.24         05/01/2030      JUN2000-99          ($0.01)




  Loan ID                                     Rate              Orig Amount     Issue Date Bal      Current UPB
  Borrower Name                               First Pay Date    Orig Term       Occupancy           Purpose
  Street Address                              Processing Style  Buydown Ind     Paid to Date        LTV
  City                    State  Zip          P & I             Maturity Date   Issue Date          Unsched Pmnts

  65205426                                    8.375             $332,910.00     $332,494.70         $332,494.70
  TAYLOR, JEFF T                              05/01/2000        360             Primary Residence   Purchase
  3 STAATS COURT                              Standard          N               06/01/2000          90
  BRIDGEWATER               NJ   08807-0000   $2,530.36         04/01/2030      JUN2000-99          $0.00
  65205450                                    8.500             $292,100.00     $291,107.81         $291,107.81
  TAMAYO, RUDOLPH L                           04/01/2000        360             Primary Residence   Refinance
  1408 LOMA DE NARANJAS                       Standard          N               06/01/2000          79.8087
  ESCONDIDO                 CA   92027-0000   $2,246.00         03/01/2030      JUN2000-99          $457.55
  65205490                                    8.375             $269,000.00     $268,664.43         $268,664.43
  FLORES, JORGE A                             05/01/2000        360             Primary Residence   Purchase
  5046 WITTENMEYER COURT                      Standard          N               06/01/2000          79.9881
  ANTIOCH                   CA   94509-0000   $2,044.60         04/01/2030      JUN2000-99          ($0.01)
  65205522                                    8.375             $279,200.00     $278,851.69         $278,851.69
  MOGAVERO, FRANK J                           05/01/2000        360             Second Home         Purchase
  3253 MERIDIAN BOULEVARD 64                  Standard          N               06/01/2000          80
  MAMMOTH LAKES             CA   93546-0000   $2,122.13         04/01/2030      JUN2000-99          $0.01
  65206056                                    8.500             $262,500.00     $262,019.53         $262,019.53
  ORELLANA, MARCOS I                          04/01/2000        360             Primary Residence   Refinance
  1111 NORTH VINEDO AVENUE                    Standard          N               06/01/2000          84.6774
  PASADENA                  CA   91107-0000   $2,018.40         03/01/2030      JUN2000-99          $0.01
  65206345                                    8.375             $194,900.00     $194,656.85         $194,656.85
  HAEHN, DENNIS R                             05/01/2000        360             Primary Residence   Purchase
  3501 SOMBRA COURT                           Standard          N               06/01/2000          74.9644
  SHINGLE SPRINGS           CA   95682-0000   $1,481.39         04/01/2030      JUN2000-99          $0.00
  65206376                                    8.125             $281,000.00     $280,631.12         $280,631.12
  SEASE, JEFFREY L                            05/01/2000        360             Primary Residence   Purchase
  1809 SOUTH 7TH PLACE                        Standard          N               06/01/2000          73.9473
  ARCADIA                   CA   91006-0000   $2,086.42         04/01/2030      JUN2000-99          $0.00
  65206402                                    8.625             $440,000.00     $439,215.04         $439,215.04
  ZIMMERMAN, RONALD                           04/01/2000        360             Primary Residence   Purchase
  3195 DONA MEMA PLACE                        Standard          N               06/01/2000          80
  LOS ANGELES               CA   91604-0000   $3,422.28         03/01/2030      JUN2000-99          $0.01
  65206506                                    8.375             $400,800.00     $400,300.02         $400,300.02
  MOORE, ROBERT E                             05/01/2000        360             Primary Residence   Purchase
  619 22ND STREET                             Standard          N               06/01/2000          80
  HUNTINGTON BEACH          CA   92648-0000   $3,046.37         04/01/2030      JUN2000-99          $0.00
  65206517                                    8.500             $360,000.00     $358,918.19         $358,918.19
  BODEN, DAVID D                              04/01/2000        360             Primary Residence   Refinance
  2010 HILLCREST DRIVE                        Standard          N               06/01/2000          80
  HERMOSA BEACH             CA   90254-0000   $2,768.09         03/01/2030      JUN2000-99          $422.89
  65206604                                    8.375             $340,000.00     $340,000.00         $340,000.00
  GRAHAM, DAVID                               07/01/2000        360             Primary Residence   Purchase
  3310 RUBIN DRIVE                            Standard          N               06/01/2000          80
  OAKLAND                   CA   94602-0000   $2,584.25         06/01/2030      JUN2000-99          $0.00
  65206855                                    8.500             $273,750.00     $273,248.92         $273,248.92
  BACA-HOLDEN, JANICE C                       04/01/2000        360             Primary Residence   Refinance
  23931 VIA DANZA                             Standard          N               06/01/2000          75
  VALENCIA                  CA   91355-0000   $2,104.91         03/01/2030      JUN2000-99          $0.00
  65206900                                    7.875             $252,700.00     $252,526.08         $252,526.08
  JOHNSTON, TERRY M                           06/01/2000        360             Primary Residence   Purchase
  301 WEST ADAMS AVENUE                       Standard          N               06/01/2000          68.4823
  HUNTINGTON BEACH          CA   92648-0000   $1,832.26         05/01/2030      JUN2000-99          $0.00
  65206970                                    8.375             $281,600.00     $281,424.96         $281,424.96
  SISK, REBECCA A                             06/01/2000        360             Primary Residence   Purchase
  10 CELANO COURT                             Standard          N               06/01/2000          80
  NEWPORT COAST AREA        CA   92657-0000   $2,140.37         05/01/2030      JUN2000-99          $0.00
  65206979                                    8.500             $376,000.00     $373,542.81         $373,542.81
  MOORE, WALTER W                             05/01/2000        360             Primary Residence   Purchase
  7521 PIPER PLACE                            Standard          N               06/01/2000          79.661
  LOS ANGELES               CA   90045-0000   $2,891.12         04/01/2030      JUN2000-99          $2,000.00
  65207118                                    8.375             $320,000.00     $319,600.80         $319,196.01
  VANDEVENTER, PAUL J                         05/01/2000        360             Primary Residence   Purchase
  1743 HILL DRIVE                             Standard          N               08/01/2000          80
  LOS ANGELES               CA   90041-0000   $2,432.24         04/01/2030      JUN2000-99          $0.00




  Loan ID                                     Rate              Orig Amount     Issue Date Bal      Current UPB
  Borrower Name                               First Pay Date    Orig Term       Occupancy           Purpose
  Street Address                              Processing Style  Buydown Ind     Paid to Date        LTV
  City                    State  Zip          P & I             Maturity Date   Issue Date          Unsched Pmnts

  65207332                                    8.875             $268,000.00     $267,849.75         $267,849.75
  CAPUOZZO, ANGELO                            06/01/2000        360             Primary Residence   Refinance
  57 EASTFIELD LANE                           Standard          N               06/01/2000          76.5714
  MELVILLE                  NY   11747-0000   $2,132.33         05/01/2030      JUN2000-99          $0.00
  65207358                                    8.500             $280,000.00     $279,487.50         $279,487.50
  FRIED, WILLIAM M                            04/01/2000        360             Primary Residence   Refinance
  20978 BANDERA STREET                        Standard          N               06/01/2000          74.6666
  WOODLAND HILLS AREA       CA   91364-0000   $2,152.96         03/01/2030      JUN2000-99          $0.01
  65207443                                    8.500             $612,500.00     $611,378.92         $611,378.92
  WEST, LEE A                                 04/01/2000        360             Primary Residence   Refinance
  1710 CRISLER WAY                            Standard          N               06/01/2000          70
  LOS ANGELES               CA   90069-0000   $4,709.60         03/01/2030      JUN2000-99          $0.00
  65207505                                    8.500             $272,000.00     $271,484.86         $271,484.86
  MATSUURA, WESLEY M                          04/01/2000        360             Primary Residence   Purchase
  819 PORT WALK PLACE                         Standard          N               06/01/2000          80
  REDWOOD CITY              CA   94061-0000   $2,091.45         03/01/2030      JUN2000-99          $17.28
  65207581                                    8.375             $400,000.00     $399,751.38         $399,751.38
  FRIEDEN, DAVID A                            06/01/2000        360             Primary Residence   Purchase
  109 VIA COLUSA                              Standard          N               06/01/2000          84.2105
  REDONDO BEACH             CA   90277-0000   $3,040.29         05/01/2030      JUN2000-99          $0.00
  65207629                                    8.500             $273,000.00     $271,289.19         $271,289.19
  PIEROPAN, KEVIN C                           04/01/2000        360             Primary Residence   Refinance
  25 SAINT JOHN                               Standard          N               06/01/2000          64.2352
  DANA POINT                CA   92629-0000   $2,099.14         03/01/2030      JUN2000-99          $1,211.12
  65207749                                    8.500             $292,500.00     $292,322.79         $292,322.79
  LARUE, SCOTT A                              06/01/2000        360             Primary Residence   Purchase
  2413 GATES AVENUE A & B                     Standard          N               06/01/2000          90
  REDONDO BEACH             CA   90278-0000   $2,249.08         05/01/2030      JUN2000-99          $0.01
  65207752                                    8.750             $720,000.00     $720,000.00         $720,000.00
  DANEHOWER, SUSAN M                          07/01/2000        360             Primary Residence   Purchase
  67 BEACH LANE                               Standard          N               06/01/2000          60
  WEST HAMPTON BEACH        NY   11978-0000   $5,664.25         06/01/2030      JUN2000-99          $0.00
  65207800                                    8.500             $291,750.00     $291,338.16         $291,338.16
  JONES, SCOTT K                              05/01/2000        360             Primary Residence   Purchase
  5732 PLACERVILLE PLACE YORBA LI             Standard          N               06/01/2000          75
  YORBA LINDA               CA   92886-0000   $2,243.31         04/01/2030      JUN2000-99          $57.09
  65207819                                    8.000             $700,000.00     $699,530.31         $699,530.31
  LONDON, GARY E                              06/01/2000        360             Primary Residence   Purchase
  463 JEFFERSON                               Standard          N               06/01/2000          70
  GLENCOE                   IL   60022-0000   $5,136.36         05/01/2030      JUN2000-99          $0.00
  65207828                                    8.625             $770,000.00     $769,087.51         $769,087.51
  RODNICK, RICHARD M                          05/01/2000        360             Primary Residence   Purchase
  10 CHATHAM COURT #18                        Standard          N               06/01/2000          70
  NEWPORT BEACH             CA   92660-0000   $5,988.99         04/01/2030      JUN2000-99          ($0.01)
  65207887                                    8.375             $419,500.00     $418,976.68         $418,976.68
  KANTAMNENI, MURALI V                        05/01/2000        360             Primary Residence   Refinance
  24 REVERE DRIVE                             Standard          N               06/01/2000          79.9047
  BEDMINSTER                NJ   07921-0000   $3,188.51         04/01/2030      JUN2000-99          $0.00
  65208020                                    8.500             $600,000.00     $599,270.45         $599,270.45
  YORK, PAM A                                 05/01/2000        360             Primary Residence   Purchase
  233 KOLMAR STREET                           Standard          N               06/01/2000          80
  LA JOLLA                  CA   92039-0000   $4,613.49         04/01/2030      JUN2000-99          $0.00
  65208062                                    8.500             $259,500.00     $259,184.45         $259,184.45
  SJOTHUN, JORUNN                             05/01/2000        360             Primary Residence   Refinance
  8285 AVENIDA NAVIDAD UNIT #1                Standard          N               06/01/2000          75
  SAN DIEGO                 CA   92122-0000   $1,995.34         04/01/2030      JUN2000-99          $0.01
  65208131                                    8.125             $300,000.00     $299,803.75         $299,803.75
  BRILL, MARI L                               06/01/2000        360             Primary Residence   Purchase
  5359 CALLE VISTA                            Standard          N               06/01/2000          46.1538
  SAN DIEGO                 CA   92109-0000   $2,227.50         05/01/2030      JUN2000-99          $0.00
  65208453                                    8.375             $337,000.00     $336,579.60         $336,579.60
  KOCKOS, JEFFREY B                           05/01/2000        360             Primary Residence   Refinance
  1701 QUESADA WAY                            Standard          N               06/01/2000          51.8461
  BURLINGAME                CA   94010-0000   $2,561.45         04/01/2030      JUN2000-99          $0.00




  Loan ID                                     Rate              Orig Amount     Issue Date Bal      Current UPB
  Borrower Name                               First Pay Date    Orig Term       Occupancy           Purpose
  Street Address                              Processing Style  Buydown Ind     Paid to Date        LTV
  City                    State  Zip          P & I             Maturity Date   Issue Date          Unsched Pmnts

  65208652                                    8.375             $650,000.00     $649,595.99         $649,595.99
  MORANZ, JOHN                                06/01/2000        360             Primary Residence   Purchase
  31 RUE FONTAINEBLEAU                        Standard          N               06/01/2000          76.6509
  NEWPORT BEACH             CA   92660-0000   $4,940.47         05/01/2030      JUN2000-99          $0.00
  65208685                                    8.375             $355,000.00     $354,557.14         $354,557.14
  RYAN, THOMAS D                              05/01/2000        360             Primary Residence   Refinance
  855 EAST SHORE DRIVE                        Standard          N               06/01/2000          54.6153
  SUMMERLAND KEY            FL   33042-0000   $2,698.26         04/01/2030      JUN2000-99          $0.01
  65208750                                    8.375             $320,000.00     $319,600.80         $319,600.80
  NOWRANGI, PUSHPA                            05/01/2000        360             Primary Residence   Purchase
  25323 CYPRESS STREET                        Standard          N               06/01/2000          80
  LOMA LINDA                CA   92354-0000   $2,432.24         04/01/2030      JUN2000-99          $0.00
  65208764                                    8.875             $63,000.00      $62,864.68          $62,864.68
  SCHWARTZ, MICHAEL L                         06/01/2000        360             Primary Residence   Purchase
  55 PARK AVENUE #31                          Stated Income     N               06/01/2000          75
  BLOOMFIELD                NJ   07003-0000   $501.26           05/01/2030      JUN2000-99          $100.00
  65208775                                    8.125             $416,000.00     $415,716.67         $415,716.67
  SEIDENGLANZ, ELISSA                         06/01/2000        360             Primary Residence   Purchase
  185 HEATH MEADOW PLACE                      Standard          N               06/01/2000          80
  SIMI VALLEY               CA   93065-0000   $3,088.79         05/01/2030      JUN2000-99          $11.21
  65208866                                    8.375             $333,700.00     $333,492.58         $333,492.58
  TRUESDELL, CAROL H                          06/01/2000        360             Primary Residence   Refinance
  9921 SOUTH PARK CIRCLE                      Standard          N               06/01/2000          78.2415
  FAIRFAX STATION           VA   22039-0000   $2,536.37         05/01/2030      JUN2000-99          $0.00
  65208895                                    8.500             $400,000.00     $399,513.63         $399,513.63
  LOCSIN, SUSAN L                             05/01/2000        360             Primary Residence   Refinance
  22632 N E 143RD CT                          Standard          N               06/01/2000          76.923
  WOODINVILLE               WA   98072-0000   $3,075.66         04/01/2030      JUN2000-99          $0.00
  65208935                                    7.875             $300,000.00     $300,000.00         $300,000.00
  DELLINGER, KENT L                           07/01/2000        360             Second Home         Purchase
  2864 BARDY ROAD                             Standard          N               06/01/2000          53.5714
  SANTA ROSA                CA   95404-0000   $2,175.21         06/01/2030      JUN2000-99          $0.00
  65208953                                    8.125             $277,900.00     $277,718.21         $277,718.21
  MALEY, DANIEL L                             06/01/2000        360             Primary Residence   Refinance
  36 EL CENCERRO                              Standard          N               06/01/2000          72.7486
  RNCHO SNTA MARGARIT       CA   92688-0000   $2,063.40         05/01/2030      JUN2000-99          $0.00
  65209000                                    8.125             $304,000.00     $303,801.13         $303,801.13
  STEADMAN, DARRYL G                          06/01/2000        360             Primary Residence   Purchase
  205 GARRAPATA LANE                          Standard          N               06/01/2000          80
  SAN ANTONIO               TX   78232-0000   $2,257.20         05/01/2030      JUN2000-99          $0.00
  65209026                                    8.875             $288,000.00     $287,675.89         $287,675.89
  LUCKENSMEYER, ROBERT H                      05/01/2000        360             Primary Residence   Refinance
  6251 PUERTO DRIVE                           Standard          N               06/01/2000          80
  RANCHO MURIETA            CA   95683-0000   $2,291.46         04/01/2030      JUN2000-99          $0.00
  65209233                                    8.375             $480,000.00     $480,000.00         $479,701.65
  PRUITT, ROBERT A                            07/01/2000        360             Primary Residence   Purchase
  1215 FEWTRELL DRIVE                         Standard          N               07/01/2000          80
  CAMPBELL                  CA   95008-0000   $3,648.35         06/01/2030      JUN2000-99          $0.00
  65209281                                    8.000             $500,000.00     $499,664.50         $499,664.50
  CREW, JACK B                                06/01/2000        360             Primary Residence   Purchase
  710 LAKE MIST COVE                          Standard          N               06/01/2000          65.2826
  ALPHARETTA                GA   30004-0000   $3,668.83         05/01/2030      JUN2000-99          $0.00
  65209293                                    8.375             $506,000.00     $506,000.00         $506,000.00
  MATTHEW, JOHN K                             07/01/2000        360             Primary Residence   Purchase
  1934 FAIRBURN AVENUE                        Standard          N               06/01/2000          80
  LOS ANGELES               CA   90025-0000   $3,845.97         06/01/2030      JUN2000-99          $0.00
  65209324                                    8.250             $440,000.00     $439,719.42         $439,719.42
  HAGEMANN, MATTHEW F                         06/01/2000        360             Primary Residence   Purchase
  2633 VISTA ORNADA                           Standard          N               06/01/2000          80
  NEWPORT BEACH             CA   92660-0000   $3,305.58         05/01/2030      JUN2000-99          $0.00
  65209356                                    8.250             $399,000.00     $398,745.57         $398,489.39
  RADOJKOVIC, MIROLJUB                        06/01/2000        360             Primary Residence   Refinance
  245 RIO GRANDE COURT                        Standard          N               07/01/2000          70
  SAN RAMON                 CA   94583-0000   $2,997.56         05/01/2030      JUN2000-99          ($0.01)




  Loan ID                                     Rate              Orig Amount     Issue Date Bal      Current UPB
  Borrower Name                               First Pay Date    Orig Term       Occupancy           Purpose
  Street Address                              Processing Style  Buydown Ind     Paid to Date        LTV
  City                    State  Zip          P & I             Maturity Date   Issue Date          Unsched Pmnts

  65209390                                    8.375             $327,500.00     $327,091.46         $327,091.46
  GREEN, STEPHEN M                            05/01/2000        360             Primary Residence   Refinance
  5831 MITCHELL CANYON COURT                  Standard          N               06/01/2000          79.878
  CLAYTON                   CA   94517-0000   $2,489.24         04/01/2030      JUN2000-99          ($0.01)
  65209427                                    8.375             $300,000.00     $300,000.00         $300,000.00
  BUSH, SEAN                                  07/01/2000        360             Primary Residence   Purchase
  13138 OAK CREST DRIVE                       Standard          N               06/01/2000          93.75
  YUCAIPA                   CA   92399-0000   $2,280.22         06/01/2030      JUN2000-99          $0.00
  65209630                                    8.375             $315,000.00     $315,000.00         $315,000.00
  ODURO, WILLIAM                              07/01/2000        360             Primary Residence   Refinance
  7200 SANCTUARY DRIVE                        Standard          N               06/01/2000          90
  JACKSON                   MI   49201-0000   $2,394.23         06/01/2030      JUN2000-99          $0.00
  65209643                                    8.625             $310,000.00     $309,816.98         $309,816.98
  KOZAK, ROLAND J                             06/01/2000        360             Primary Residence   Purchase
  12705 FIELDCREEK LANE                       Standard          N               06/01/2000          71.2873
  RENO                      NV   89511-0000   $2,411.15         05/01/2030      JUN2000-99          ($0.01)
  65209743                                    8.125             $366,300.00     $366,060.39         $366,060.39
  LENOW, PATRICK J                            06/01/2000        360             Primary Residence   Purchase
  60 TURNBURY LANE                            Standard          N               06/01/2000          90
  IRVINE                    CA   92620-0000   $2,719.77         05/01/2030      JUN2000-99          $0.00
  65209780                                    8.375             $312,000.00     $311,806.07         $311,806.07
  GREENBERG, KIM                              06/01/2000        360             Primary Residence   Purchase
  12 MARILYN PLACE                            Standard          N               06/01/2000          80
  SAN RAMON                 CA   94583-0000   $2,371.43         05/01/2030      JUN2000-99          $0.00
  65209794                                    8.375             $460,000.00     $459,426.16         $459,426.16
  BOWERS, HEATHER                             05/01/2000        360             Primary Residence   Purchase
  882 PROSPECT AVENUE                         Standard          N               06/01/2000          80
  OAKLAND                   CA   94610-0000   $3,496.34         04/01/2030      JUN2000-99          $0.00
  65209824                                    8.375             $269,550.00     $269,213.74         $269,213.74
  EDWARDS, RICHARD R                          05/01/2000        360             Primary Residence   Purchase
  16702 CRANBROOK AVENUE                      Standard          N               06/01/2000          90
  TORRANCE                  CA   90504-0000   $2,048.78         04/01/2030      JUN2000-99          $0.00
  65209874                                    8.375             $300,400.00     $300,213.28         $300,213.28
  MACHALE, ROBERT                             06/01/2000        360             Primary Residence   Purchase
  12 COPPERSTONE LANE                         Standard          N               06/01/2000          94.9833
  MISSION VIEJO             CA   92692-0000   $2,283.26         05/01/2030      JUN2000-99          $0.00
  65210082                                    8.750             $266,000.00     $265,846.95         $265,846.95
  DIAZ, JUAN B                                06/01/2000        360             Primary Residence   Purchase
  2665 NW THURMAN                             Standard          N               06/01/2000          95
  PORTLAND                  OR   97210-0000   $2,092.63         05/01/2030      JUN2000-99          $0.00
  65210118                                    8.250             $266,000.00     $265,376.61         $265,376.61
  WAGNER, MICHAEL D                           06/01/2000        360             Primary Residence   Purchase
  182 WESTMINISTER DRIVE                      Standard          N               06/01/2000          95
  VALLEJO                   CA   94591-0000   $1,998.37         05/01/2030      JUN2000-99          $453.77
  65210156                                    8.125             $448,000.00     $447,706.94         $447,706.94
  GOSKOWICZ, RANDALL L                        06/01/2000        360             Primary Residence   Purchase
  340 ORPHEUS AVENUE                          Standard          N               06/01/2000          80
  ENCINITAS                 CA   92024-0000   $3,326.39         05/01/2030      JUN2000-99          $0.00
  65210164                                    8.375             $301,000.00     $300,812.91         $300,812.91
  BLANCHE, JOE A                              06/01/2000        360             Primary Residence   Refinance
  975 VIA BLAIRO CIRCLE                       Standard          N               06/01/2000          75.25
  CORONA                    CA   92879-0000   $2,287.82         05/01/2030      JUN2000-99          $0.00
  65210247                                    7.875             $512,000.00     $511,647.64         $511,647.64
  TAYLOR, SHARON                              06/01/2000        360             Primary Residence   Refinance
  21655 WATERFORD DRIVE                       Standard          N               06/01/2000          80
  YORBA LINDA               CA   92887-0000   $3,712.36         05/01/2030      JUN2000-99          $0.00
  65210293                                    7.875             $267,500.00     $267,500.00         $267,500.00
  RAND, B S                                   07/01/2000        360             Primary Residence   Refinance
  7632 BIRCH STREET                           Standard          N               06/01/2000          70.5804
  GRAWN                     MI   49637-0000   $1,939.57         06/01/2030      JUN2000-99          $0.00
  65210324                                    8.125             $316,000.00     $315,793.28         $315,793.28
  COPE, CURTIS J                              06/01/2000        360             Primary Residence   Refinance
  8531 PALERMO DRIVE                          Standard          N               06/01/2000          67.9569
  HUNTINGTON BEACH          CA   92646-0000   $2,346.30         05/01/2030      JUN2000-99          $0.00




  Loan ID                                     Rate              Orig Amount     Issue Date Bal      Current UPB
  Borrower Name                               First Pay Date    Orig Term       Occupancy           Purpose
  Street Address                              Processing Style  Buydown Ind     Paid to Date        LTV
  City                    State  Zip          P & I             Maturity Date   Issue Date          Unsched Pmnts

  65210348                                    7.625             $268,000.00     $268,000.00         $267,806.03
  PIOLETTI, JOHN R                            07/01/2000        360             Primary Residence   Purchase
  230 NORTH IRENA AVENUE #2                   Standard          N               07/01/2000          80
  REDONDO BEACH             CA   90277-0000   $1,896.89         06/01/2030      JUN2000-99          $0.00
  65210441                                    8.250             $553,700.00     $553,346.92         $553,346.92
  TILTON, ERIC                                06/01/2000        360             Primary Residence   Purchase
  540 RANCHO VISTA DRIVE                      Standard          N               06/01/2000          79.9913
  COVINA                    CA   91724-0000   $4,159.77         05/01/2030      JUN2000-99          $0.00
  65210479                                    7.875             $340,000.00     $339,531.25         $339,531.25
  SMITH, CHRISTOPHER J                        06/01/2000        360             Primary Residence   Refinance
  71 PARK DRIVE                               Standard          N               06/01/2000          51.5151
  SAN ANSELMO               CA   94960-0000   $2,465.24         05/01/2030      JUN2000-99          $234.76
  65210511                                    8.125             $400,000.00     $399,738.34         $399,738.34
  STONE, GARY D                               06/01/2000        360             Primary Residence   Purchase
  3766 DEER TRAIL COURT                       Standard          N               06/01/2000          44.4444
  DANVILLE                  CA   94506-0000   $2,969.99         05/01/2030      JUN2000-99          $0.00
  65210533                                    8.375             $500,000.00     $499,689.21         $499,689.21
  HAYE, ROBERT G                              06/01/2000        360             Primary Residence   Purchase
  333 MIDDLE ROAD                             Standard          N               06/01/2000          70.3234
  BELMONT                   CA   94002-0000   $3,800.37         05/01/2030      JUN2000-99          $0.00
  65210536                                    8.125             $300,000.00     $299,803.75         $299,803.75
  BUSCH, JOHN D                               06/01/2000        360             Primary Residence   Refinance
  30056 LONGVIEW LANE EAST                    Standard          N               06/01/2000          80
  COARSEGOLD                CA   93614-0000   $2,227.50         05/01/2030      JUN2000-99          $0.00
  65210573                                    8.375             $288,000.00     $288,000.00         $287,820.99
  MILLER, DIANA J                             07/01/2000        360             Primary Residence   Refinance
  126 NORTH LORETA WALK                       Standard          N               07/01/2000          64
  LONG BEACH                CA   90803-0000   $2,189.01         06/01/2030      JUN2000-99          $0.00
  65210633                                    8.125             $637,200.00     $636,783.17         $636,783.17
  CLARY, DONALD M                             06/01/2000        360             Primary Residence   Refinance
  284 BERKSHIRE AVENUE                        Standard          N               06/01/2000          63.72
  LA CANADA FLINTRIDG       CA   91011-0000   $4,731.20         05/01/2030      JUN2000-99          $0.01
  65210635                                    8.125             $380,000.00     $379,751.43         $379,751.43
  SCHUMAN, ROBERT L                           06/01/2000        360             Primary Residence   Refinance
  5558 CORAL REEF AVENUE                      Standard          N               06/01/2000          58.4615
  LA JOLLA                  CA   92037-0000   $2,821.49         05/01/2030      JUN2000-99          $0.00
  65210661                                    8.250             $380,500.00     $380,257.37         $380,257.37
  PARRISH, DAVID L                            06/01/2000        360             Primary Residence   Refinance
  27000 ABBEY GLEN DRIVE                      Standard          N               06/01/2000          63.4166
  YORBA LINDA               CA   92887-0000   $2,858.57         05/01/2030      JUN2000-99          $0.00
  65210704                                    8.125             $320,000.00     $319,900.68         $319,690.67
  TANAREE, PONGSAK                            07/01/2000        360             Primary Residence   Purchase
  1845 CALLE SUENOS                           Standard          N               07/01/2000          80
  GLENDALE                  CA   91208-0000   $2,376.00         06/01/2030      JUN2000-99          $99.32
  65210720                                    8.625             $300,000.00     $300,000.00         $300,000.00
  MYSZKA, MARTIN M                            07/01/2000        360             Primary Residence   Refinance
  30 DAVID DRIVE                              Standard          N               06/01/2000          68.9655
  RANDOLPH                  NJ   07869-0000   $2,333.37         06/01/2030      JUN2000-99          $0.00
  65210743                                    8.125             $285,000.00     $284,813.57         $284,813.57
  FORMAN, KENNETH M                           06/01/2000        360             Primary Residence   Refinance
  4700 BLACKSTONE COURT                       Standard          N               06/01/2000          75
  SANTA MARIA               CA   93455-0000   $2,116.12         05/01/2030      JUN2000-99          $0.00
  65210750                                    8.375             $372,000.00     $372,000.00         $372,000.00
  WOODS, JOHN F                               07/01/2000        360             Primary Residence   Purchase
  11800 PICCADILLY PLACE                      Standard          N               06/01/2000          80
  DAVIE                     FL   33325-0000   $2,827.47         06/01/2030      JUN2000-99          $0.00
  65210754                                    8.250             $330,900.00     $330,688.99         $330,688.99
  MACDOUGAL, MICHAEL H                        06/01/2000        360             Primary Residence   Purchase
  6107 SHEARTON WAY                           Standard          N               06/01/2000          72.5817
  GOLETA                    CA   93117-0000   $2,485.95         05/01/2030      JUN2000-99          $0.00
  65210818                                    8.000             $320,000.00     $319,785.28         $319,785.28
  CHANG, JOHN H                               06/01/2000        360             Primary Residence   Purchase
  1245 COACH HOUSE COURT                      Standard          N               06/01/2000          80
  FULLERTON                 CA   92831-0000   $2,348.05         05/01/2030      JUN2000-99          $0.00




  Loan ID                                     Rate              Orig Amount     Issue Date Bal      Current UPB
  Borrower Name                               First Pay Date    Orig Term       Occupancy           Purpose
  Street Address                              Processing Style  Buydown Ind     Paid to Date        LTV
  City                    State  Zip          P & I             Maturity Date   Issue Date          Unsched Pmnts

  65210822                                    8.125             $271,200.00     $271,200.00         $271,200.00
  CIMARUSTI, MICHAEL E                        07/01/2000        360             Primary Residence   Purchase
  4906 GLENALBYN DRIVE                        Standard          N               06/01/2000          80
  LOS ANGELES               CA   90065-0000   $2,013.66         06/01/2030      JUN2000-99          $0.00
  65210838                                    8.125             $296,000.00     $296,000.00         $296,000.00
  HAYS, EDWARD P                              07/01/2000        360             Primary Residence   Purchase
  1609 CHESTERWOOD COVE                       Standard          N               06/01/2000          80
  AUSTIN                    TX   78746-0000   $2,197.80         06/01/2030      JUN2000-99          $0.00
  65211201                                    8.125             $300,000.00     $299,803.75         $299,803.75
  BARELA, MARK D                              06/01/2000        360             Primary Residence   Refinance
  498 OGLE STREET                             Standard          N               06/01/2000          76.923
  COSTA MESA                CA   92627-0000   $2,227.50         05/01/2030      JUN2000-99          $0.00
  65211235                                    8.125             $540,000.00     $540,000.00         $540,000.00
  PREIHS, MICHAEL J                           07/01/2000        360             Primary Residence   Purchase
  3121 NE 58TH STREET                         Standard          N               06/01/2000          80
  FORT LAUDERDALE           FL   33308-0000   $4,009.49         06/01/2030      JUN2000-99          $0.00
  65211264                                    8.375             $274,500.00     $274,329.38         $274,329.38
  ELLIS, RICHARD C                            06/01/2000        360             Primary Residence   Refinance
  16 KADY LANE                                Standard          N               06/01/2000          90
  KENDALL PARK              NJ   08824-0000   $2,086.40         05/01/2030      JUN2000-99          $0.00
  65211311                                    7.875             $452,000.00     $451,688.93         $451,688.93
  MARCUS, STEPHEN                             06/01/2000        360             Primary Residence   Purchase
  4609 VAN NOORD AVENUE                       Standard          N               06/01/2000          80
  SHERMAN OAKS AREA         CA   91423-0000   $3,277.32         05/01/2030      JUN2000-99          $0.00
  65211323                                    7.625             $400,000.00     $399,576.46         $399,576.46
  TRYBA, ANTHONY A                            06/01/2000        360             Primary Residence   Purchase
  3858 QUAIL RIDGE ROAD                       Standard          N               06/01/2000          45.7142
  LAFAYETTE                 CA   94549-0000   $2,831.18         05/01/2030      JUN2000-99          $134.03
  65211335                                    8.500             $335,500.00     $334,876.46         $334,876.46
  NGUYEN, HUNG                                06/01/2000        360             Primary Residence   Refinance
  15656 OAKSTAND ROAD                         Standard          N               06/01/2000          41.9375
  POWAY                     CA   92064-0000   $2,579.71         05/01/2030      JUN2000-99          $420.29
  65211361                                    7.750             $384,120.00     $383,748.88         $383,748.88
  COLLIER, DOUGLAS S                          06/01/2000        360             Primary Residence   Purchase
  27 COUNTRY VIEW DRIVE                       Standard          N               06/01/2000          80
  FREEHOLD                  NJ   07728-0000   $2,751.89         05/01/2030      JUN2000-99          $100.01
  65211453                                    8.375             $281,050.00     $280,751.53         $280,751.53
  WHITE, ANDRE R                              06/01/2000        360             Second Home         Refinance
  49 SHOWERS DRIVE #445                       Standard          N               06/01/2000          69.5668
  MOUNTAIN VIEW             CA   94040-0000   $2,136.19         05/01/2030      JUN2000-99          $123.77
  65211460                                    8.125             $308,800.00     $308,800.00         $308,597.99
  O'BRIEN, THOMAS                             07/01/2000        360             Primary Residence   Purchase
  4028 ALBRIGHT AVENUE                        Standard          N               07/01/2000          80
  LOS ANGELES               CA   90066-0000   $2,292.84         06/01/2030      JUN2000-99          $0.00
  65211546                                    7.875             $269,600.00     $269,414.46         $269,414.46
  COOKE, RICHARD W                            06/01/2000        360             Primary Residence   Purchase
  1145 VANTAGE PLACE                          Standard          N               06/01/2000          80
  FALLBROOK                 CA   92028-0000   $1,954.79         05/01/2030      JUN2000-99          $0.00
  65211559                                    8.125             $300,000.00     $299,803.75         $299,803.75
  ENG, EDWIN K                                06/01/2000        360             Primary Residence   Refinance
  573 WALAVISTA AVENUE                        Standard          N               06/01/2000          80
  OAKLAND                   CA   94610-0000   $2,227.50         05/01/2030      JUN2000-99          $0.00
  65211560                                    9.125             $200,000.00     $200,000.00         $200,000.00
  SHEEHAN, JENNIFER E                         07/01/2000        360             Primary Residence   Refinance
  37 NAROMAKE AVENUE                          Standard          N               06/01/2000          57.1428
  NORWALK                   CT   06854-0000   $1,627.27         06/01/2030      JUN2000-99          $0.00
  65211599                                    8.125             $364,000.00     $364,000.00         $364,000.00
  BAKER, DAVID R                              07/01/2000        360             Primary Residence   Purchase
  4905 EAST BROADWAY                          Standard          N               06/01/2000          80
  LONG BEACH                CA   90803-0000   $2,702.69         06/01/2030      JUN2000-99          $0.00
  65211622                                    8.250             $331,000.00     $330,738.93         $330,738.93
  ZDENEK, CARL C                              06/01/2000        360             Primary Residence   Refinance
  327 HERSHNER DRIVE                          Standard          N               06/01/2000          65.5445
  LOS GATOS                 CA   95032-0000   $2,486.70         05/01/2030      JUN2000-99          $49.99




  Loan ID                                     Rate              Orig Amount     Issue Date Bal      Current UPB
  Borrower Name                               First Pay Date    Orig Term       Occupancy           Purpose
  Street Address                              Processing Style  Buydown Ind     Paid to Date        LTV
  City                    State  Zip          P & I             Maturity Date   Issue Date          Unsched Pmnts

  65211674                                    8.125             $281,250.00     $281,066.02         $281,066.02
  FERROGGIARO, LOUIE R                        06/01/2000        360             Primary Residence   Refinance
  1541 MALLORY PLACE                          Standard          N               06/01/2000          75
  ROHNERT PARK              CA   94928-0000   $2,088.28         05/01/2030      JUN2000-99          $0.00
  65211766                                    9.250             $94,000.00      $94,000.00          $94,000.00
  STERLING, LISA K                            07/01/2000        360             Primary Residence   Purchase
  225 EAGLE ROAD 7B                           Stated Income     N               06/01/2000          42.4139
  AVON                      CO   81620-0000   $773.32           06/01/2030      JUN2000-99          $0.00
  65211797                                    8.500             $308,000.00     $307,813.41         $307,813.41
  ERICKSON, BRADLEY A                         06/01/2000        360             Primary Residence   Refinance
  268 BELBLOSSOM DRIVE                        Standard          N               06/01/2000          41.0666
  LOS GATOS                 CA   95032-0000   $2,368.26         05/01/2030      JUN2000-99          $0.00
  65211837                                    9.000             $83,000.00      $83,000.00          $83,000.00
  JOHNSON, KENT H                             07/01/2000        360             Primary Residence   Purchase
  134 RUSTIC LAKE DRIVE                       Stated Income     N               06/01/2000          69.1666
  COLONA                    IL   61241-0000   $667.84           06/01/2030      JUN2000-99          $0.00
  65211940                                    8.375             $432,000.00     $431,731.48         $431,731.48
  OMAR, ISSAM O                               06/01/2000        360             Primary Residence   Purchase
  626 DESERT CANYON ROAD                      Standard          N               06/01/2000          80
  BREA                      CA   92821-0000   $3,283.52         05/01/2030      JUN2000-99          $0.00
  65211995                                    8.500             $80,000.00      $79,951.53          $79,951.53
  HAKIM, MARILYN K                            06/01/2000        360             Primary Residence   Refinance
  355 PEPPER MILL DRIVE                       Standard          N               06/01/2000          50.6649
  ROCK HILL                 SC   29732-0000   $615.14           05/01/2030      JUN2000-99          $0.00
  65212008                                    8.500             $400,000.00     $400,000.00         $400,000.00
  SARKIS, RAAFAT A                            07/01/2000        360             Primary Residence   Refinance
  987 EAST GRANVIA VALMONTE                   Standard          N               06/01/2000          80
  PALM SPRINGS              CA   92262-0000   $3,075.66         06/01/2030      JUN2000-99          $0.00
  65212021                                    8.500             $432,000.00     $431,738.29         $431,738.29
  ATHAVALE, GOVIND V                          06/01/2000        360             Primary Residence   Refinance
  1084 TILLER LANE                            Standard          N               06/01/2000          80
  FOSTER CITY               CA   94404-0000   $3,321.71         05/01/2030      JUN2000-99          $0.00
  65212033                                    8.375             $765,000.00     $764,524.50         $764,524.50
  NICKLIN, WILLIAM S                          06/01/2000        360             Primary Residence   Refinance
  2970 BANNISTER AVENUE                       Standard          N               06/01/2000          63.75
  GILROY                    CA   95020-0000   $5,814.56         05/01/2030      JUN2000-99          $0.00
  65212054                                    8.250             $286,400.00     $286,400.00         $286,400.00
  SUSLIK, ALEXANDER                           07/01/2000        360             Primary Residence   Purchase
  2554 RENATA COURT UNIT # 273 CI             Standard          N               06/01/2000          80
  COUNTY OF VENTURA         CA   91362-0000   $2,151.63         06/01/2030      JUN2000-99          $0.00
  65212436                                    9.000             $377,000.00     $376,794.07         $376,794.07
  ELINOFF, BLAIR W                            06/01/2000        360             Primary Residence   Refinance
  4214 WEST HILANDS COURT                     Standard          N               06/01/2000          65.794
  MEQUON                    WI   53092-0000   $3,033.43         05/01/2030      JUN2000-99          $0.00
  65212443                                    7.875             $402,000.00     $401,723.35         $401,723.35
  ESPARZA, JOSE                               06/01/2000        360             Primary Residence   Refinance
  255 ANITA DRIVE                             Standard          N               06/01/2000          61.8461
  PASADENA                  CA   91105-0000   $2,914.78         05/01/2030      JUN2000-99          ($0.01)
  65212539                                    8.375             $328,000.00     $327,796.13         $327,796.13
  BAIG, MIRZA P                               06/01/2000        360             Primary Residence   Refinance
  37820 BISHOP COURT                          Standard          N               06/01/2000          74.5454
  FREMONT                   CA   94536-0000   $2,493.04         05/01/2030      JUN2000-99          $0.00
  65212546                                    8.375             $339,000.00     $338,789.29         $338,789.29
  SCOTT, DANNY                                06/01/2000        360             Primary Residence   Refinance
  13905 CUMPSTON STREET                       Standard          N               06/01/2000          88.0519
  SHERMAN OAKS              CA   91401-0000   $2,576.65         05/01/2030      JUN2000-99          $0.00
  65212650                                    8.375             $274,450.00     $274,450.00         $274,450.00
  OBACK, JOHN W                               07/01/2000        360             Primary Residence   Purchase
  9490 BERKLEY GLEN WAY                       Standard          N               06/01/2000          94.6379
  ELK GROVE                 CA   95624-0000   $2,086.02         06/01/2030      JUN2000-99          $0.00
  65212691                                    8.375             $208,000.00     $207,870.71         $207,870.71
  PROCTOR, STEPHEN C                          06/01/2000        360             Primary Residence   Purchase
  2354 SOUTH BRENTWOOD DRIVE                  Standard          N               06/01/2000          80
  PALM SPRINGS              CA   92264-0000   $1,580.96         05/01/2030      JUN2000-99          $0.00




  Loan ID                                     Rate              Orig Amount     Issue Date Bal      Current UPB
  Borrower Name                               First Pay Date    Orig Term       Occupancy           Purpose
  Street Address                              Processing Style  Buydown Ind     Paid to Date        LTV
  City                    State  Zip          P & I             Maturity Date   Issue Date          Unsched Pmnts

  65212704                                    8.375             $274,000.00     $273,829.69         $273,829.69
  MENO, SEAN P                                06/01/2000        360             Primary Residence   Purchase
  21852 SUMMERWIND LANE                       Standard          N               06/01/2000          80
  HUNTINGTON BEACH          CA   92646-0000   $2,082.60         05/01/2030      JUN2000-99          $0.00
  65212748                                    8.375             $400,000.00     $400,000.00         $400,000.00
  DE LA CRUZ, KEVEN                           08/01/2000        360             Primary Residence   Purchase
  650 LONG HILL ROAD LONG HILL                Standard          N               07/01/2000          80
  GILLETTE                  NJ   07933-0000   $3,040.29         07/01/2030      JUN2000-99          $246.90
  65212827                                    8.375             $296,000.00     $296,000.00         $295,816.01
  PROKOP, JEFFREY L                           07/01/2000        360             Primary Residence   Refinance
  6694 CALMBANK AVE                           Standard          N               07/01/2000          74.9367
  LA VERNE                  CA   91750-0000   $2,249.82         06/01/2030      JUN2000-99          $0.00
  65212908                                    8.625             $314,900.00     $314,900.00         $314,900.00
  LAM, THINH Q                                07/01/2000        360             Primary Residence   Refinance
  11854 MENDIOLA POINT                        Standard          N               06/01/2000          74.6208
  SAN DIEGO                 CA   92129-0000   $2,449.26         06/01/2030      JUN2000-99          $0.00
  65212952                                    8.375             $276,000.00     $275,726.25         $275,726.25
  SRUBEK, ROBERT F                            06/01/2000        360             Primary Residence   Refinance
  5532 WEST 79TH STREET                       Standard          N               06/01/2000          69
  WESTCHESTER               CA   90045-0000   $2,097.80         05/01/2030      JUN2000-99          $102.20
  65213131                                    8.750             $279,900.00     $279,738.96         $279,738.96
  HESKETH, DONALD L                           06/01/2000        360             Primary Residence   Refinance
  4505 SANTEE ROAD                            Standard          N               06/01/2000          78.845
  FREMONT                   CA   94555-0000   $2,201.98         05/01/2030      JUN2000-99          $0.00
  65213265                                    8.375             $325,000.00     $325,000.00         $325,000.00
  PADUA, ROBERTO G                            07/01/2000        360             Primary Residence   Refinance
  3363 VAUGHN ROAD                            Standard          N               06/01/2000          64.4841
  LAFAYETTE                 CA   94549-0000   $2,470.24         06/01/2030      JUN2000-99          $0.00
  65213294                                    8.250             $318,400.00     $318,400.00         $318,400.00
  KEYLLIAN, ROBERT                            07/01/2000        360             Primary Residence   Purchase
  1145 CORONET AVENUE                         Standard          N               06/01/2000          80
  PASADENA                  CA   91107-0000   $2,392.04         06/01/2030      JUN2000-99          $0.00
  65213472                                    8.875             $136,800.00     $136,800.00         $136,800.00
  FAJARDO, ANTONIO C                          07/01/2000        360             Primary Residence   Refinance
  9126 CAMSHIRE DRIVE                         Standard          N               06/01/2000          95
  JACKSONVILLE              FL   32244-0000   $1,088.45         06/01/2030      JUN2000-99          $0.00
  68500001                                    8.000             $298,500.00     $297,596.75         $297,596.75
  CHAE, YOUNG K                               05/01/2000        360             Primary Residence   Refinance
  24657 CALLE LARGO                           Standard          N               06/01/2000          62.1875
  CALABASAS                 CA   91302-0000   $2,190.29         04/01/2030      JUN2000-99          $501.33
  68500081                                    7.875             $291,200.00     $290,999.59         $290,999.59
  OKIMOTO, JOHN I                             06/01/2000        360             Primary Residence   Purchase
  14139 VIA CORSINI                           Standard          N               06/01/2000          80
  SAN DIEGO                 CA   92128-0000   $2,111.41         05/01/2030      JUN2000-99          $0.00
  68500117                                    8.625             $263,000.00     $262,688.33         $262,688.33
  BROWN, JOSEPH T                             05/01/2000        360             Primary Residence   Refinance
  309 LAKE FOREST LANE                        Standard          N               06/01/2000          72.0547
  ATLANTA                   GA   30342-0000   $2,045.59         04/01/2030      JUN2000-99          $0.00
  68500124                                    8.625             $260,000.00     $259,846.49         $259,846.49
  CHAVEZ, MITCHELL S                          06/01/2000        360             Primary Residence   Refinance
  25192 MILES AVENUE                          Standard          N               06/01/2000          94.5454
  LAKE FOREST               CA   92630-0000   $2,022.26         05/01/2030      JUN2000-99          $0.00
  68500124                                    8.375             $356,000.00     $355,778.72         $355,778.72
  GEHRINGER, RICK                             06/01/2000        360             Primary Residence   Purchase
  1717 ROBSON AVE                             Standard          N               06/01/2000          80
  SANTA MONICA              CA   90405-0000   $2,705.86         05/01/2030      JUN2000-99          $0.00
  68500127                                    8.375             $256,000.00     $256,000.00         $256,000.00
  SMITH, SCOTT G                              08/01/2000        360             Primary Residence   Purchase
  30 CRESCENT TERRACE                         Standard          N               07/01/2000          80
  BEDFORD HILLS             NY   10507-0000   $1,945.79         07/01/2030      JUN2000-99          $158.02
  68500144                                    7.750             $336,000.00     $335,762.85         $335,762.85
  LAW, CHRISTOPHER D                          06/01/2000        360             Primary Residence   Purchase
  349 WILLITS WAY                             Standard          N               06/01/2000          79.7874
  BOOTHWYN                  PA   19061-0000   $2,407.15         05/01/2030      JUN2000-99          $0.00




  Loan ID                                     Rate              Orig Amount     Issue Date Bal      Current UPB
  Borrower Name                               First Pay Date    Orig Term       Occupancy           Purpose
  Street Address                              Processing Style  Buydown Ind     Paid to Date        LTV
  City                    State  Zip          P & I             Maturity Date   Issue Date          Unsched Pmnts

  68500186                                    8.375             $311,250.00     $311,250.00         $311,250.00
  BENJAMIN, ADAM P                            07/01/2000        360             Primary Residence   Purchase
  84 RALPH AVENUE                             Standard          N               06/01/2000          75
  WHITE PLAINS              NY   10606-0000   $2,365.73         06/01/2030      JUN2000-99          $0.00
  68500199                                    8.125             $387,000.00     $387,000.00         $387,000.00
  GRAVELLE, DAVID                             07/01/2000        360             Primary Residence   Refinance
  4509 LIVINGSTON AVE                         Standard          N               06/01/2000          51.6
  DALLAS                    TX   75205-0000   $2,873.47         06/01/2030      JUN2000-99          $0.00
  68500222                                    7.875             $292,000.00     $292,000.00         $292,000.00
  VANATTA, PATRICK M                          07/01/2000        360             Primary Residence   Purchase
  11348 VALE ROAD                             Standard          N               06/01/2000          78.2841
  OAKTON                    VA   22124-0000   $2,117.21         06/01/2030      JUN2000-99          $0.00
  68500317                                    7.875             $462,000.00     $461,682.05         $461,682.05
  PHIPPS, GREGORY J                           06/01/2000        360             Primary Residence   Refinance
  11954 HIDDEN BROOK BLVD                     Standard          N               06/01/2000          70
  SANDY                     UT   84092-0000   $3,349.83         05/01/2030      JUN2000-99          ($0.01)
  68500338                                    8.125             $332,000.00     $332,000.00         $332,000.00
  SCHLECHTER, JERRY M                         07/01/2000        360             Second Home         Purchase
  465 SOUTH MILLER STREET                     Standard          N               06/01/2000          80
  ROCKAWAY                  OR   97136-0000   $2,465.10         06/01/2030      JUN2000-99          $0.00
  68500444                                    8.750             $280,000.00     $280,000.00         $280,000.00
  KOBUS, TADEUSZ                              07/01/2000        360             Primary Residence   Refinance
  53758 WHITBY WAY                            Standard          N               06/01/2000          73.6842
  SHELBY TOWNSHIP           MI   48316-0000   $2,202.77         06/01/2030      JUN2000-99          $0.00
  68500477                                    8.375             $450,360.00     $450,360.00         $450,360.00
  D'ORO, ORLANDO R                            07/01/2000        360             Primary Residence   Purchase
  141 BELLAIR  DRIVE                          Standard          N               06/01/2000          64.8
  DOBBS FERRY               NY   10522-0000   $3,423.07         06/01/2030      JUN2000-99          $0.00


                                    EXHIBIT F


                           FORM OF REQUEST FOR RELEASE

To:     Escrow Bank USA
        100 Witmer Road
        Horsham, Pennsylvania 19044
        Attn:  [__________]

     Re: Custodial Agreement dated as of June 27, 2000 by and among GMAC Mortgage Corporation, as Servicer, Norwest Bank Minnesota, National Association, as Trustee and Escrow Bank USA, as Custodian

               In connection with the administration of the Mortgage Loans held by you, as Custodian, pursuant to the above-captioned Custodial Agreement, we request the release, and hereby acknowledge receipt, of the Custodian's Mortgage File for the Mortgage Loan described below, for the reason indicated.

Mortgage Loan Number:

Mortgagor Name, Address & Zip Code:

Reasons for Requesting Documents (check one):

___     1.        Mortgage Paid in Full

___     2.        Foreclosure

___     3.        Substitution

___     4.        Other Liquidation

___     5.        Non-liquidation


                                        By: _____________________________
                                               (authorized signer)

                                        Servicer: _______________________

                                        Address: ________________________


                                        Date: ___________________________
Custodian

                                  EXHIBIT G-1

                    FORM OF TRANSFER AFFIDAVIT AND AGREEMENT

STATE OF                         )
                                 )    ss.:
COUNTY OF                        )
               [NAME OF OFFICER], being first duly sworn, deposes and says:

1. That he is [Title of Officer] of [Name of Owner] (record or beneficial owner of the GMACM Mortgage Pass-Through Certificates, Series 2000-J2, Class R-[ ] (the "Owner")), a [savings institution] [corporation] duly organized and existing under the laws of [the State of _______________] [the United States], on behalf of which he makes this affidavit and agreement.

2. That the Owner (i) is not and will not be a "disqualified organization" or an electing large partnership as of [date of transfer] within the meaning of Sections 860E(e)(5) and 775, respectively, of the Internal Revenue Code of 1986, as amended (the "Code") or an electing large partnership under Section 775(a) of the Code, (ii) will endeavor to remain other than a disqualified organization for so long as it retains its ownership interest in the Class R-[ ] Certificates, and (iii) is acquiring the Class R Certificates for its own account or for the account of another Owner from which it has received an affidavit and agreement in substantially the same form as this affidavit and agreement. (For this purpose, a "disqualified organization" means an electing large partnership under Section 775 of the Code, the United States, any state or political subdivision thereof, any agency or instrumentality of any of the foregoing (other than an instrumentality all of the activities of which are subject to tax and, except for the Federal Home Loan Mortgage Corporation, a majority of whose board of directors is not selected by any such governmental entity) or any foreign government, international organization or any agency or instrumentality of such foreign government or organization, any rural electric or telephone cooperative, or any organization (other than certain farmers' cooperatives) that is generally exempt from federal income tax unless such organization is subject to the tax on unrelated business taxable income).

3. That the Owner is aware (i) of the tax that would be imposed on transfers of Class R Certificates to disqualified organizations or electing large partnerships, under the Code, that applies to all transfers of Class R Certificates after March 31, 1988; (ii) that such tax would be on the transferor (or, with respect to transfers to electing large partnerships, on each such partnership), or, if such transfer is through an agent (which person includes a broker, nominee or middleman) for a disqualified organization, on the agent;
(iii) that the person (other than with respect to transfers to electing large partnerships) otherwise liable for the tax shall be relieved of liability for the tax if the transferee furnishes to such person an affidavit that the transferee is not a disqualified organization and, at the time of transfer, such person does not have actual knowledge that the affidavit is false; and (iv) that the Class R-[ ] Certificates may be "noneconomic residual interests" within the meaning of Treasury regulations promulgated pursuant to the Code and that the transferor of a noneconomic residual interest will remain liable for any taxes due with respect to the income on such residual interest, unless no significant purpose of the transfer was to impede the assessment or collection of tax.

4. That the Owner is aware of the tax imposed on a "pass-through entity" holding Class R Certificates if either the pass-through entity is an electing large partnership under Section 775 of the if at any time during the taxable year of the pass-through entity a disqualified organization is the record holder of an interest in such entity. (For this purpose, a "pass through entity" includes a regulated investment company, a real estate investment trust or common trust fund, a partnership, trust or estate, and certain cooperatives.)

5. The Owner is a citizen or resident of the United States, a corporation, partnership or other entity created or organized in, or under the laws of, the United States or any political subdivision thereof (except in the case of a partnership, to the extent provided in Treasury regulations), or an estate that is described in Section 7701(a)(30)(D) of the Code, or a trust that is described in Section 7701(a)(30)(E) of the Code.

6. That the Owner is aware that the Trustee will not register the transfer of any Class R Certificates unless the transferee, or the transferee's agent, delivers to it an affidavit and agreement, among other things, in substantially the same form as this affidavit and agreement. The Owner expressly agrees that it will not consummate any such transfer if it knows or believes that any of the representations contained in such affidavit and agreement are false.

7. That the Owner has reviewed the restrictions set forth on the face of the Class R Certificates and the provisions of Section 5.02(f) of the Pooling and Servicing Agreement under which the Class R Certificates were issued (in particular, clause (iii)(A) and (iii)(B) of Section 5.02(f) which authorize the Trustee to deliver payments to a person other than the Owner and negotiate a mandatory sale by the Trustee in the event the Owner holds such Certificates in violation of Section 5.02(f)). The Owner expressly agrees to be bound by and to comply with such restrictions and provisions.

8. That the Owner consents to any additional restrictions or arrangements that shall be deemed necessary upon advice of counsel to constitute a reasonable arrangement to ensure that the Class R Certificates will only be owned, directly or indirectly, by an Owner that is not a disqualified organization.

9.      The Owner's Taxpayer Identification Number is _________________ .

10. This affidavit and agreement relates only to the Class R Certificates held by the Owner and not to any other holder of the Class R Certificates. The Owner understands that the liabilities described herein relate only to the Class R Certificates.

     11. That no purpose of the Owner relating to the transfer of any of the Class R Certificates by the Owner is or will be to impede the assessment or collection of any tax.

12. That the Owner has no present knowledge or expectation that it will be unable to pay any United States taxes owed by it so long as any of the Certificates remain outstanding. In this regard, the Owner hereby represents to and for the benefit of the person from whom it acquired the Class R Certificate that the Owner intends to pay taxes associated with holding such Class R Certificate as they become due, fully understanding that it may incur tax liabilities in excess of any cash flows generated by the Class R Certificate.

13. That the Owner has no present knowledge or expectation that it will become insolvent or subject to a bankruptcy proceeding for so long as any of the Class R Certificates remain outstanding.

14. The Purchaser is not an employee benefit plan or other plan subject to the prohibited transaction provisions of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or Section 4975 of the Internal Revenue Code of 1986, as amended (the "Code"), or an investment manager, named fiduciary or a trustee of any such plan, or any other Person acting, directly or indirectly, on behalf of or purchasing any Certificate with "plan assets" of any such plan.

               IN WITNESS WHEREOF, the Owner has caused this instrument to be executed on its behalf, pursuant to the authority of its Board of Directors, by its [Title of Officer] and its corporate seal to be hereunto attached, attested by its [Assistant] Secretary, this 27th day of June, 2000.




                                            [NAME OF OWNER]



                                            By:________________________
                                                 [Name of Officer]
                                                 [Title of Officer]
[Corporate Seal]

ATTEST:

_________________________________
[Assistant] Secretary

               Personally appeared before me the above-named [Name of Officer], known or proved to me to be the same person who executed the foregoing instrument and to be the [Title of Officer] of the Owner, and acknowledged to me that he executed the same as his free act and deed and the free act and deed of the Owner.

               Subscribed and sworn before me this 27th day of June, 2000.





                                                 NOTARY PUBLIC



                                    COUNTY OF
                                    STATE OF
                                    My Commission  expires the day of ____,2__.

                                   EXHIBIT G-2


                         FORM OF TRANSFEROR CERTIFICATE


                                   __________, 20__

Residential Asset Mortgage Products, Inc.
8400 Normandale Lake Boulevard
Suite 600
Minneapolis, Minnesota  55437

Norwest Bank Minnesota, National Association
11000 Broken Land Parkway
Columbia, Maryland  21044

Attention:  Residential Asset Mortgage Products, Inc.,  Series 2000-J2

               Re:    GMACM Mortgage Pass-Through Certificates,
                      Series 2000-J2, Class R

Ladies and Gentlemen:

     This letter is delivered to you in connection with the transfer by ____________________(the "Seller") to____________________ (the "Purchaser") of
___________ Initial Certificate Principal Balance of GMACM Mortgage Pass-Through Certificates, Series 2000-J2, Class R (the "Certificates"), pursuant to Section
5.02  of the  Pooling  and  Servicing  Agreement  (the  "Pooling  and  Servicing
Agreement"), dated as of June 27, 2000 among Residential Asset Mortgage Products, Inc., as seller (the "Company"), GMAC Mortgage Corporation, as servicer, and Norwest Bank Minnesota, National Association, as trustee (the "Trustee"). All terms used herein and not otherwise defined shall have the meanings set forth in the Pooling and Servicing Agreement. The Seller hereby certifies, represents and warrants to, and covenants with, the Company and the Trustee that:

1. No purpose of the Seller relating to the transfer of the Certificate by the Seller to the Purchaser is or will be to impede the assessment or collection of any tax.

2. The Seller understands that the Purchaser has delivered to the Trustee and the Servicer a transfer affidavit and agreement in the form attached to the Pooling and Servicing Agreement as Exhibit G-1. The Seller does not know or believe that any representation contained therein is false.

3. The Seller has at the time of the transfer conducted a reasonable investigation of the financial condition of the Purchaser as contemplated by Treasury Regulations Section 1.860E-1(c)(4)(i) and, as a result of that investigation, the Seller has determined that the Purchaser has historically paid its debts as they become due and has found no significant evidence to indicate that the Purchaser will not continue to pay its debts as they become due in the future. The Seller understands that the transfer of a Class R Certificate may not be respected for United States income tax purposes (and the Seller may continue to be liable for United States income taxes associated therewith) unless the Seller has conducted such an investigation.

4. The Seller has no actual knowledge that the proposed Transferee is not both a United States Person and a Permitted Transferee.


                                            Very truly yours,


                                                (Seller)



                                       By:
                                      Name:
                                     Title:

                                EXHIBIT H-1


                     FORM OF INVESTOR REPRESENTATION LETTER


                                                                , 20
                                    ----------------------------    ----

Residential Asset Mortgage Products, Inc.
8400 Normandale Lake Boulevard
Suite 600
Minneapolis, Minnesota 55437

Norwest Bank Minnesota, National Association
11000 Broken Land Parkway
Columbia, Maryland  21044

GMAC Mortgage Corporation
100 Witmer Road
Horsham, Pennsylvania  19044

Attention:  Residential Asset Mortgage Products, Inc. Series 2000-J2

               RE:    GMACM Mortgage Pass-Through Certificates,
                      Series 2000-J2, [Class B-]

Ladies and Gentlemen:

     _______________________   (the   "Purchaser")   intends  to  purchase  from
______________________  (the  "Seller")  $________________  Initial  Certificate
Principal Balance of GMACM Mortgage Pass-Through Certificates, Series 2000-J2, Class (the "Certificates"), issued pursuant to the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), dated as of June 27, 2000 among Residential Asset Mortgage Products, Inc., as seller (the "Company"), GMAC Mortgage Corporation, as Servicer (the "Servicer"), and __________________, as trustee (the "Trustee"). All terms used herein and not otherwise defined shall have the meanings set forth in the Pooling and Servicing Agreement. The Purchaser hereby certifies, represents and warrants to, and covenants with, the Company, the Trustee and the Servicer that:

     1. The Purchaser understands that (a) the Certificates have not been and will not be registered or qualified under the Securities Act of 1933, as amended (the "Act") or any state securities law, (b) the Company is not required to so register or qualify the Certificates, (c) the Certificates may be resold only if registered and qualified pursuant to the provisions of the Act or any state securities law, or if an exemption from such registration and qualification is available, (d) the Pooling and Servicing Agreement contains restrictions regarding the transfer of the Certificates and (e) the Certificates will bear a legend to the foregoing effect.

     2. The Purchaser is acquiring the Certificates for its own account for investment only and not with a view to or for sale in connection with any distribution thereof in any manner that would violate the Act or any applicable state securities laws.

     3. The Purchaser is (a) a substantial, sophisticated institutional investor having such knowledge and experience in financial and business matters, and, in particular, in such matters related to securities similar to the Certificates, such that it is capable of evaluating the merits and risks of investment in the Certificates, (b) able to bear the economic risks of such an investment and (c) an "accredited investor" within the meaning of Rule 501(a) promulgated pursuant to the Act.

     4. The Purchaser has been furnished with, and has had an opportunity to review (a) a copy of the Private Placement Memorandum, dated June 27, 2000, relating to the Certificates [(b)] a copy of the Pooling and Servicing Agreement and [b] [c] such other information concerning the Certificates, the Mortgage Loans and the Company as has been requested by the Purchaser from the Company or the Seller and is relevant to the Purchaser's decision to purchase the Certificates. The Purchaser has had any questions arising from such review answered by the Company or the Seller to the satisfaction of the Purchaser. [If the Purchaser did not purchase the Certificates from the Seller in connection with the initial distribution of the Certificates and was provided with a copy of the Private Placement Memorandum (the "Memorandum") relating to the original sale (the "Original Sale") of the Certificates by the Company, the Purchaser acknowledges that such Memorandum was provided to it by the Seller, that the Memorandum was prepared by the Company solely for use in connection with the Original Sale and the Company did not participate in or facilitate in any way the purchase of the Certificates by the Purchaser from the Seller, and the Purchaser agrees that it will look solely to the Seller and not to the Company with respect to any damage, liability, claim or expense arising out of, resulting from or in connection with (a) error or omission, or alleged error or omission, contained in the Memorandum, or (b) any information, development or event arising after the date of the Memorandum.]

     5. The Purchaser has not and will not nor has it authorized or will it authorize any person to (a) offer, pledge, sell, dispose of or otherwise transfer any Certificate, any interest in any Certificate or any other similar security to any person in any manner, (b) solicit any offer to buy or to accept a pledge, disposition of other transfer of any Certificate, any interest in any Certificate or any other similar security from any person in any manner, (c) otherwise approach or negotiate with respect to any Certificate, any interest in any Certificate or any other similar security with any person in any manner, (d) make any general solicitation by means of general advertising or in any other manner or (e) take any other action, that (as to any of (a) through (e) above) would constitute a distribution of any Certificate under the Act, that would render the disposition of any Certificate a violation of Section 5 of the Act or any state securities law, or that would require registration or qualification pursuant thereto. The Purchaser will not sell or otherwise transfer any of the Certificates, except in compliance with the provisions of the Pooling and Servicing Agreement.

6.      The Purchaser

          (a) is not an employee benefit or other plan subject to the prohibited transaction provisions of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or Section 4975 of the Internal Revenue Code of 1986, as amended (a "Plan"), or any other person (including an investment manager, a named fiduciary or a trustee of any Plan) acting, directly or indirectly, on behalf of or purchasing any Certificate with "plan assets" of any Plan within the meaning of the Department of Labor ("DOL") regulation at 29 C.F.R. ss.2510.3-101; or

          (b) is an insurance company, the source of funds to be used by it to purchase the Certificates is an "insurance company general account" (within the meaning of DOL Prohibited Transaction Class Exemption ("PTCE") 95-60), and conditions set forth in Sections I and III of PTCE 95-60 have been satisfied.

        In addition, the Purchaser hereby certifies, represents and warrants to, and covenants with, the Company, the Trustee and the Servicer that the Purchaser will not transfer such Certificates to any Plan or person unless such Plan or person meets the requirements set forth in either 6(a) or (b) above.


                                            Very truly yours,





                                       By:
                                      Name:
                                     Title:

                                   EXHIBIT H-2


                       FORM OF ERISA REPRESENTATION LETTER


                                                                      , 200
                                            --------------------------     --

GMAC Mortgage Corporation
100 Witmer Road
Horsham, Pennsylvania  19044

Residential Asset Mortgage Products, Inc.
8400 Normandale Lake Boulevard
Suite 600
Minneapolis, Minnesota  55437

Norwest Bank Minnesota, National Association
11000 Broken Land Parkway
Columbia, Maryland  21044

Attention:     GMAC Mortgage Corporation Series 2000-J2

               Re: GMACM Mortgage Pass-Through Certificates, Series 2000-J2, [Class M-] [Class B-]

Ladies and Gentlemen:

     _________________    (the    "Purchaser")    intends   to   purchase   from
____________________-   (the  "Seller")   $______________   Initial  Certificate
Principal Balance of GMACM Mortgage Pass-Through Certificates, Series 2000-J2, [Class M- , Class B-___] (the "Certificates"), issued pursuant to the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), dated as of June 27, 2000, among Residential Asset Mortgage Products, Inc., as seller (the "Company"), GMAC Mortgage Corporation, as Servicer (the "Servicer") and Norwest Bank Minnesota, National Association, as (the "Trustee"). All terms used herein and not otherwise defined shall have the meanings set forth in the Pooling and Servicing Agreement. The Purchaser hereby certifies, represents and warrants to, and covenants with the Company, the Trustee and the Servicer that either:

(a) The Purchaser is not an employee benefit or other plan subject to the prohibited transaction provisions of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or Section 4975 of the Internal Revenue Code of 1986, as amended (a "Plan"), or any other person (including an investment manager, a named fiduciary or a trustee of any Plan) acting, directly or indirectly, on behalf of or purchasing any Certificate with "plan assets" of any Plan within the meaning of the Department of Labor ("DOL") regulation at 29 C.F.R. ss.2510.3-101; or

(b) The Purchaser is an insurance company, the source of funds to be used by it to purchase the Certificates is an "insurance company general account" (within the meaning of DOL Prohibited Transaction Class Exemption ("PTCE") 95-60), ), and the conditions set forth in Sections I and III of PTCE 95-60 have been satisfied.

     In addition, the Purchaser hereby certifies, represents and warrants to, and covenants with, the Company, the Trustee and the Servicer that the Purchaser will not transfer such Certificates to any Plan or person unless such Plan or person meets the requirements set forth in either (a) or (b) above.


                                            Very truly yours,





                                       By:
                                      Name:
                                     Title:

                                   EXHIBIT H-3

                              FORM OF ERISA LEGEND

        Each beneficial owner of a book-entry [Class M Certificate] [Class B Certificate] (or any interest therein) shall be deemed to have represented, by virtue of its acquisition or holding of such Certificate (or interest therein), that either:

               (a) it is not an employee benefit or other plan subject to the prohibited transaction provisions of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or Section 4975 of the Internal Revenue Code of 1986, as amended (a "Plan"), or any other person (including an investment manager, a named fiduciary or a trustee of any Plan) acting, directly or indirectly, on behalf of or purchasing any Certificate with "plan assets" of any Plan; or

               (b) (i) the transferee is an insurance company, (ii) the source of funds to be used by it to purchase the Certificate is an "insurance company general account" (within the meaning of Department of Labor Prohibited Transaction Class Exemption ("PTCE") 95-60), and (iii) the conditions set forth in Sections I and III of PTCE 95-60 have been satisfied.

        Any purported beneficial owner of a book-entry [Class M/B Certificate] (or interest therein) to whom either (a) or (b) above does not apply shall indemnify and hold harmless the Company, the Trustee, the Servicer, any Subservicer, and the Trust Fund from and against any and all liabilities, claims, costs or expenses incurred by such parties as a result of its acquisition or holding of such Certificate.

                                    EXHIBIT I


                    FORM OF TRANSFEROR REPRESENTATION LETTER


                                                        , 20
                                           -------------    --

Residential Asset Mortgage Products, Inc.
8400 Normandale Lake Boulevard
Suite 600
Minneapolis, Minnesota 55437

Norwest Bank Minnesota, National Association
11000 Broken Land Parkway
Columbia, Maryland  21044

Attention: Residential Asset Mortgage Products, Inc.,  Series 2000-J2

               Re:    GMACM Mortgage Pass-Through Certificates,
                      Series 2000-J2, [Class B-]

Ladies and Gentlemen:

     In connection with the sale by ______________ (the "Seller") to _________________ (the "Purchaser") of ______________--$ Initial Certificate
Principal Balance of GMACM Mortgage Pass-Through Certificates, Series 2000-J2, Class (the "Certificates"), issued pursuant to the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), dated as of June 27, 2000, among Residential Asset Mortgage Products, Inc., as seller (the "Company"), GMAC Mortgage Corporation, as Servicer, and Norwest Bank Minnesota, National Association, as trustee (the "Trustee"). The Seller hereby certifies, represents and warrants to, and covenants with, the Company and the Trustee that:

               Neither the Seller nor anyone acting on its behalf has (a) offered, pledged, sold, disposed of or otherwise transferred any Certificate, any interest in any Certificate or any other similar security to any person in any manner, (b) has solicited any offer to buy or to accept a pledge, disposition or other transfer of any Certificate, any interest in any Certificate or any other similar security from any person in any manner, (c) has otherwise approached or negotiated with respect to any Certificate, any interest in any Certificate or any other similar security with any person in any manner,
(d) has made any general solicitation by means of general advertising or in any other manner, or (e) has taken any other action, that (as to any of (a) through (e) above) would constitute a distribution of the Certificates under the Securities Act of 1933 (the "Act"), that would render the disposition of any Certificate a violation of Section 5 of the Act or any state securities law, or that would require registration or qualification pursuant thereto. The Seller will not act, in any manner set forth in the foregoing sentence with respect to any Certificate. The Seller has not and will not sell or otherwise transfer any of the Certificates, except in compliance with the provisions of the Pooling and Servicing Agreement.


                                            Very truly yours,


                                    (Seller)



                                       By:
                                      Name:
                                     Title:

                                    EXHIBIT J


                  [FORM OF RULE 144A INVESTMENT REPRESENTATION]

             Description of Rule 144A Securities, including numbers:



               The undersigned seller, as registered holder (the "Seller"), intends to transfer the Rule 144A Securities described above to the undersigned buyer (the "Buyer").

1. In connection with such transfer and in accordance with the agreements pursuant to which the Rule 144A Securities were issued, the Seller hereby certifies the following facts: Neither the Seller nor anyone acting on its behalf has offered, transferred, pledged, sold or otherwise disposed of the Rule 144A Securities, any interest in the Rule 144A Securities or any other similar security to, or solicited any offer to buy or accept a transfer, pledge or other disposition of the Rule 144A Securities, any interest in the Rule 144A Securities or any other similar security from, or otherwise approached or negotiated with respect to the Rule 144A Securities, any interest in the Rule 144A Securities or any other similar security with, any person in any manner, or made any general solicitation by means of general advertising or in any other manner, or taken any other action, that would constitute a distribution of the Rule 144A Securities under the Securities Act of 1933, as amended (the "1933 Act"), or that would render the disposition of the Rule 144A Securities a violation of Section 5 of the 1933 Act or require registration pursuant thereto, and that the Seller has not offered the Rule 144A Securities to any person other than the Buyer or another "qualified institutional buyer" as defined in Rule 144A under the 1933 Act.

2. The Buyer warrants and represents to, and covenants with, the Seller, the Trustee and the Servicer (as defined in the Pooling and Servicing Agreement (the "Agreement"), dated as of June 27, 2000 among GMAC Mortgage Corporation as Servicer, Residential Asset Mortgage Products, Inc. as depositor pursuant to
Section 5.02 of the Agreement and Norwest Bank Minnesota, National Association, as trustee), as follows:

(a) The Buyer understands that the Rule 144A Securities have not been registered under the 1933 Act or the securities laws of any state.

(b) The Buyer considers itself a substantial, sophisticated institutional investor having such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of investment in the Rule 144A Securities.

(c) The Buyer has been furnished with all information regarding the Rule 144A Securities that it has requested from the Seller, the Trustee or the Servicer.

(d) Neither the Buyer nor anyone acting on its behalf has offered, transferred, pledged, sold or otherwise disposed of the Rule 144A Securities, any interest in the Rule 144A Securities or any other similar security to, or solicited any offer to buy or accept a transfer, pledge or other disposition of the Rule 144A Securities, any interest in the Rule 144A Securities or any other similar security from, or otherwise approached or negotiated with respect to the Rule 144A Securities, any interest in the Rule 144A Securities or any other similar security with, any person in any manner, or made any general solicitation by means of general advertising or in any other manner, or taken any other action, that would constitute a distribution of the Rule 144A Securities under the 1933 Act or that would render the disposition of the Rule 144A Securities a violation of Section 5 of the 1933 Act or require registration pursuant thereto, nor will it act, nor has it authorized or will it authorize any person to act, in such manner with respect to the Rule 144A Securities.

(e) The Buyer is a "qualified institutional buyer" as that term is defined in Rule 144A underthe 1933 Act and has completed either of the forms of certification to that effect attached hereto as Annex 1 or Annex 2. The Buyer is aware that the sale to it is being made in reliance on Rule 144A. The Buyer is acquiring the Rule 144A Securities for its own account or the accounts of other qualified institutional buyers, understands that such Rule 144A Securities may be resold, pledged or transferred only (i) to a person reasonably believed to be a qualified institutional buyer that purchases for its own account or for the account of a qualified institutional buyer to whom notice is given that the resale, pledge or transfer is being made in reliance on Rule 144A, or (ii) pursuant to another exemption from registration under the 1933 Act.

               [3.    The Buyer

     (a) is not an employee benefit or other plan subject to the prohibited transaction provisions of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or Section 4975 of the Internal Revenue Code of 1986, as amended (the "Code") (a "Plan"), or any other person (including an investment manager, a named fiduciary or a trustee of any Plan) acting, directly or indirectly, on behalf of or purchasing any Certificate with "plan assets" of any Plan within the meaning of the Department of Labor ("DOL") regulation at 29 C.F.R. ss. 2510.3-101; or

     (b) is an insurance company, the source of funds to be used by it to purchase the Certificates is an "insurance company general account" (within the meaning of DOL Prohibited Transaction Class Exemption ("PTCE") 95-60), and the conditions set forth in Sections I and III of PTCE 95-60 have been satisfied.]

               4. This document may be executed in one or more counterparts and by the different parties hereto on separate counterparts, each of which, when so executed, shall be deemed to be an original; such counterparts, together, shall constitute one and the same document.

               IN WITNESS WHEREOF, each of the parties has executed this document as of the date set forth below.


Print Name of Seller                              Print Name of Buyer
By:                                               By:
   ------------------------------------------
   Name:                                             Name:
   Title:                                            Title:
Taxpayer Identification                           Taxpayer Identification:
No.                                               No:
   ------------------------------------------
Date:                                             Date:
     ----------------------------------------

                              ANNEX 1 TO EXHIBIT J


            QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A

             [For Buyers Other Than Registered Investment Companies]

               The undersigned hereby certifies as follows in connection with the Rule 144A Investment Representation to which this Certification is attached:

     1. As indicated below, the undersigned is the President, Chief Financial Officer, Senior Vice President or other executive officer of the Buyer.

               2. In connection with purchases by the Buyer, the Buyer is a "qualified institutional buyer" as that term is defined in Rule 144A under the Securities Act of 1933 ("Rule 144A") because (i) the Buyer owned and/or invested on a discretionary basis $ in securities (except for the excluded securities referred to below) as of the end of the Buyer's most recent fiscal year (such amount being calculated in accordance with Rule 144A) and (ii) the Buyer satisfies the criteria in the category marked below.

____ Corporation, etc. The Buyer is a corporation (other than a bank, savings and loan association or similar institution), Massachusetts or similar business trust, partnership, or charitable organization described in
     Section 501(c)(3) of the Internal Revenue Code.

____ Bank. The Buyer (a) is a national bank or banking institution organized under the laws of any State, territory or the District of Columbia, the business of which is substantially confined to banking and is supervised by the State or territorial banking commission or similar official or is a foreign bank or equivalent institution, and (b) has an audited net worth of at least $25,000,000 as demonstrated in its latest annual financial statements, a copy of which is attached hereto.

____ Savings and Loan. The Buyer (a) is a savings and loan association, building and loan association, cooperative bank, homestead association or similar institution, which is supervised and examined by a State or Federal authority having supervision over any such institutions or is a foreign savings and loan association or equivalent institution and (b) has an audited net worth of at least $25,000,000 as demonstrated in its latest annual financial statements.

____ Broker-Dealer. The Buyer is a dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934.

____ Insurance Company. The Buyer is an insurance company whose primary and predominant business activity is the writing of insurance or the reinsuring of risks underwritten by insurance companies and which is subject to supervision by the insurance commissioner or a similar official or agency of a State or territory or the District of Columbia.

____ State or Local Plan. The Buyer is a plan established and maintained by a State, its political subdivisions, or any agency or instrumentality of the State or its political subdivisions, for the benefit of its employees.

____ meaning of Title I of the Employee Retirement Income Security Act of 1974.

____ Investment Adviser. The Buyer is an investment adviser registered under the Investment Advisers Act of 1940.

____ SBIC. The Buyer is a Small Business Investment Company licensed by the U.S.
     Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958.

____ Business Development Company. The Buyer is a business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940.

____ Trust Fund. The Buyer is a trust fund whose trustee is a bank or trust company and whose participants are exclusively (a) plans established and maintained by a State, its political subdivisions, or any agency or instrumentality of the State or its political subdivisions, for the benefit of its employees, or (b) employee benefit plans within the meaning of Title I of the Employee Retirement Income Security Act of 1974, but is not a trust fund that includes as participants individual retirement accounts or H.R. 10 plans.

               3. The term "securities" as used herein does not include (i) securities of issuers that are affiliated with the Buyer, (ii) securities that are part of an unsold allotment to or subscription by the Buyer, if the Buyer is a dealer, (iii) bank deposit notes and certificates of deposit, (iv) loan participations, (v) repurchase agreements, (vi) securities owned but subject to a repurchase agreement and (vii) currency, interest rate and commodity swaps.

               4. For purposes of determining the aggregate amount of securities owned and/or invested on a discretionary basis by the Buyer, the Buyer used the cost of such securities to the Buyer and did not include any of the securities referred to in the preceding paragraph. Further, in determining such aggregate amount, the Buyer may have included securities owned by subsidiaries of the Buyer, but only if such subsidiaries are consolidated with the Buyer in its financial statements prepared in accordance with generally accepted accounting principles and if the investments of such subsidiaries are managed under the Buyer's direction. However, such securities were not included if the Buyer is a majority-owned, consolidated subsidiary of another enterprise and the Buyer is not itself a reporting company under the Securities Exchange Act of 1934.

               5. The Buyer acknowledges that it is familiar with Rule 144A and understands that the seller to it and other parties related to the Certificates are relying and will continue to rely on the statements made herein because one or more sales to the Buyer may be in reliance on Rule 144A.

                           Will the Buyer be purchasing the Rule 144A
Yes___      No ___         Securities only for the Buyer's own account?
               6. If the answer to the foregoing question is "no", the Buyer agrees that, in connection with any purchase of securities sold to the Buyer for the account of a third party (including any separate account) in reliance on Rule 144A, the Buyer will only purchase for the account of a third party that at the time is a "qualified institutional buyer" within the meaning of Rule 144A. In addition, the Buyer agrees that the Buyer will not purchase securities for a third party unless the Buyer has obtained a current representation letter from such third party or taken other appropriate steps contemplated by Rule 144A to conclude that such third party independently meets the definition of "qualified institutional buyer" set forth in Rule 144A.

               7. The Buyer will notify each of the parties to which this certification is made of any changes in the information and conclusions herein. Until such notice is given, the Buyer's purchase of Rule 144A Securities will constitute a reaffirmation of this certification as of the date of such purchase.




                                            Print Name of Buyer


                                            By:
                                                 Name:
                                                 Title:


                                            Date:

                              ANNEX 2 TO EXHIBIT J


            QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A

              [For Buyers That Are Registered Investment Companies]

               The undersigned hereby certifies as follows in connection with the Rule 144A Investment Representation to which this Certification is attached:

               1. As indicated below, the undersigned is the President, Chief Financial Officer or Senior Vice President of the Buyer or, if the Buyer is a "qualified institutional buyer" as that term is defined in Rule 144A under the Securities Act of 1933 ("Rule 144A") because Buyer is part of a Family of Investment Companies (as defined below), is such an officer of the Adviser.

               2. In connection with purchases by Buyer, the Buyer is a "qualified institutional buyer" as defined in SEC Rule 144A because (i) the Buyer is an investment company registered under the Investment Company Act of 1940, and (ii) as marked below, the Buyer alone, or the Buyer's Family of Investment Companies, owned at least $100,000,000 in securities (other than the excluded securities referred to below) as of the end of the Buyer's most recent fiscal year. For purposes of determining the amount of securities owned by the Buyer or the Buyer's Family of Investment Companies, the cost of such securities was used.

___ The Buyer owned $__________ in securities (other than the excluded securities referred to below) as of the end of the Buyer's most recent fiscal year (such amount being calculated in accordance with Rule 144A).

___ The Buyer is part of a Family of Investment Companies which owned in the aggregate $___________ in securities (other than the excluded securities referred to below) as of the end of the Buyer's most recent fiscal year (such amount being calculated in accordance with Rule 144A).

               3. The term "Family of Investment Companies" as used herein means two or more registered investment companies (or series thereof) that have the same investment adviser or investment advisers that are affiliated (by virtue of being majority owned subsidiaries of the same parent or because one investment adviser is a majority owned subsidiary of the other).

               4. The term "securities" as used herein does not include (i) securities of issuers that are affiliated with the Buyer or are part of the Buyer's Family of Investment Companies, (ii) bank deposit notes and certificates of deposit, (iii) loan participations, (iv) repurchase agreements,
 (v) securities owned but subject to a repurchase agreement and (vi) currency, interest rate and commodity swaps.

               5. The Buyer is familiar with Rule 144A and understands that each of the parties to which this certification is made are relying and will continue to rely on the statements made herein because one or more sales to the Buyer will be in reliance on Rule 144A. In addition, the Buyer will only purchase for the Buyer's own account.

               6. The undersigned will notify each of the parties to which this certification is made of any changes in the information and conclusions herein. Until such notice, the Buyer's purchase of Rule 144A Securities will constitute a reaffirmation of this certification by the undersigned as of the date of such purchase.




                                            Print Name of Buyer


                                            By:
                                                 Name:
                                                 Title:


                                            IF AN ADVISER:



                                            Print Name of Buyer


                                            Date:

                                    EXHIBIT K


                 FORM OF LENDER CERTIFICATION FOR ASSIGNMENT OF MORTGAGE LOAN


                                                        , 20
                                       ---------------    --------

Residential Asset Mortgage Products, Inc.
8400 Normandale Lake Boulevard
Suite 600
Minneapolis, Minnesota  55437

Norwest Bank Minnesota, National Association
11000 Broken Land Parkway
Columbia, Maryland  21044

Attention:  Residential Asset Mortgage Products, Inc., Series 2000-J2

               Re: GMACM Mortgage Pass-Through Certificates, Series 2000-J2 Assignment of Mortgage Loan

Ladies and Gentlemen:

               This letter is delivered to you in connection with the assignment by Norwest Bank Minnesota, National Association (the "Trustee") to (the "Lender") of (the "Mortgage Loan") pursuant to Section 3.13(d) of the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), dated as of June 27, 2000 among Residential Asset Mortgage Products, Inc., as seller (the "Company"), GMAC Mortgage Corporation, as Servicer, and the Trustee. All terms used herein and not otherwise defined shall have the meanings set forth in the Pooling and Servicing Agreement. The Lender hereby certifies, represents and warrants to, and covenants with, the Servicer and the Trustee that:

(i) the Mortgage Loan is secured by Mortgaged Property located in a jurisdiction in which an assignment in lieu of satisfaction is required to preserve lien priority, minimize or avoid mortgage recording taxes or otherwise comply with, or facilitate a refinancing under, the laws of such jurisdiction;

(ii) the substance of the assignment is, and is intended to be, a refinancing of such Mortgage Loan and the form of the transaction is solely to comply with, or facilitate the transaction under, such local laws;

(iii) the Mortgage Loan following the proposed assignment will be modified to have a rate of interest at least 0.25 percent below or above the rate of interest on such Mortgage Loan prior to such proposed assignment; and

(iv) such assignment is at the request of the borrower under the related Mortgage Loan.



                                     Very truly yours,



                                    (Lender)


                                       By:
                                      Name:
                                     Title:

                                    EXHIBIT L

                         SCHEDULE OF DISCOUNT FRACTIONS



Loan                    06/01/00
Number          Scheduled         Net       PO Amount        Discount
               Balances          Rate                        Fraction
122692106                                                          0.19354839
                      299,210.39     7.735            579.12
123601502                                                          0.19354839
                      240,000.00     7.735            464.52
125558304                                                          0.19354839
                      308,250.00     7.735            596.61
127325801                                                          6.64516129
                      460,914.70     7.235         30,628.53
127335909                                                          8.25806452
                      448,188.70     7.110         37,011.71
127501104                                                          6.64516129
                      298,402.44     7.235         19,829.32
498944107                                                          0.19354839
                      124,482.98     7.735            240.93
500004007                                                          6.64516129
                      355,469.93     7.235         23,621.55
500387600                                                          6.64516129
                      646,988.07     7.235         42,993.40
500793302                                                          6.64516129
                      450,000.00     7.235         29,903.23
501690002                                                          5.03225806
                      349,746.68     7.360         17,600.16
501938104                                                          3.41935484
                      378,413.35     7.485         12,939.30
501989503                                                          1.80645161
                      149,497.04     7.610          2,700.59
502283807                                                          5.03225806
                      450,672.85     7.360         22,679.02
502332802                                                          1.80645161
                      379,538.48     7.610          6,856.18
502380504                                                          3.41935484
                      309,767.78     7.485         10,592.06
502381700                                                          3.41935484
                      319,774.15     7.485         10,934.21
502470305                                                          1.80645161
                      319,900.00     7.610          5,778.84
502486806                                                          0.19354839
                      519,299.85     7.735          1,005.10
502613201                                                          1.80645161
                      341,527.73     7.610          6,169.53
502686504                                                          1.80645161
                      287,102.28     7.610          5,186.36
502723604                                                          3.41935484
                      349,752.97     7.485         11,959.30
502836109                                                          0.19354839
                      268,619.64     7.735            519.91
502952401                                                          0.19354839
                      944,365.92     7.735          1,827.81
503015703                                                          3.41935484
                      292,593.34     7.485         10,004.80
503080905                                                          5.03225806
                      279,797.34     7.360         14,080.12
503090607                                                          0.19354839
                      268,569.67     7.735            519.81
503188104                                                          3.41935484
                      263,813.67     7.485          9,020.73
503357808                                                          5.03225806
                      319,768.39     7.360         16,091.57
503387805                                                          0.19354839
                      350,000.00     7.735            677.42
503409807                                                          1.80645161
                      892,500.00     7.610         16,122.58
503417800                                                          5.03225806
                      388,000.00     7.360         19,525.16
503435802                                                          1.80645161
                      303,690.03     7.610          5,486.01
503487308                                                          3.41935484
                      575,000.00     7.485         19,661.29
503537508                                                          1.80645161
                      532,000.00     7.610          9,610.32
503573701                                                          5.03225806
                      375,000.00     7.360         18,870.97
503590408                                                          1.80645161
                      268,615.01     7.610          4,852.40
503596504                                                          0.19354839
                      299,898.64     7.735            580.45
503798001                                                          6.64516129
                      462,000.00     7.235         30,700.65
503964702                                                          1.80645161
                      302,400.00     7.610          5,462.71
504102401                                                          0.19354839
                      455,000.00     7.735            880.65
600001742                                                          8.25806452
                      300,879.32     7.110         24,846.81
600003338                                                          8.25806452
                      342,725.49     7.110         28,302.49
600011598                                                          3.41935484
                      380,613.91     7.485         13,014.54
600011625                                                          3.41935484
                      305,150.28     7.485         10,434.17
600015879                                                          6.64516129
                      366,748.09     7.235         24,371.00
600016757                                                          8.25806452
                      351,971.66     7.110         29,066.05
600017128                                                          6.64516129
                      347,051.65     7.235         23,062.14
600017135                                                          8.25806452
                      357,183.59     7.110         29,496.45
600017227                                                          6.64516129
                      337,135.99     7.235         22,403.23
600017462                                                          5.03225806
                      387,984.59     7.360         19,524.39
600017622                                                          8.25806452
                      417,051.95     7.110         34,440.42
600017707                                                          8.25806452
                      496,954.72     7.110         41,038.84
600024732                                                          1.80645161
                      416,224.44     7.610          7,518.89
600025790                                                          0.19354839
                      382,694.40     7.735            740.70
600027681                                                          0.19354839
                      519,000.00     7.735          1,004.52
600027820                                                          3.41935484
                      351,200.00     7.485         12,008.77
600029181                                                          0.19354839
                      391,736.97     7.735            758.20
651179411                                                          5.03225806
                      268,312.83     7.360         13,502.19
651243183                                                          0.19354839
                      452,819.71     7.735            876.43
651243468                                                          6.64516129
                      232,333.37     7.235         15,438.93
651249012                                                          1.80645161
                      433,857.77     7.610          7,837.43
651257228                                                          8.25806452
                      646,473.31     7.110         53,386.18
651257640                                                          6.64516129
                      238,729.55     7.235         15,863.96
651261013                                                          6.64516129
                      272,151.65     7.235         18,084.92
651262294                                                          8.25806452
                      262,775.99     7.110         21,700.21
651266099                                                          3.41935484
                      293,989.49     7.485         10,052.54
651279569                                                          1.80645161
                      278,824.66     7.610          5,036.83
651283842                                                          6.64516129
                      378,062.26     7.235         25,122.85
651288469                                                          3.41935484
                      251,911.12     7.485          8,613.74
652004758                                                          0.19354839
                      279,240.91     7.735            540.47
652010324                                                          0.19354839
                      597,960.03     7.735          1,157.34
652015170                                                          0.19354839
                      259,114.95     7.735            501.51
652019724                                                          8.25806452
                      318,613.27     7.110         26,311.29
652022675                                                          1.80645161
                      747,260.80     7.610         13,498.90
652024052                                                          8.25806452
                      328,728.94     7.110         27,146.65
652034987                                                          3.41935484
                      385,727.56     7.485         13,189.39
652089356                                                          1.80645161
                      300,000.00     7.610          5,419.35
652102939                                                          1.80645161
                      267,500.00     7.610          4,832.26
652103486                                                          5.03225806
                      268,000.00     7.360         13,486.45
652104793                                                          1.80645161
                      339,531.25     7.610          6,133.47
652108188                                                          0.19354839
                      319,785.28     7.735            618.94
652113236                                                          5.03225806
                      399,576.46     7.360         20,107.72
652113616                                                          3.41935484
                      383,748.88     7.485         13,121.74
652124434                                                          1.80645161
                      401,723.35     7.610          7,256.94
685000011                                                          0.19354839
                      297,596.75     7.735            575.99
685002223                                                          1.80645161
                      292,000.00     7.610          5,274.84
127537504                                                          3.41935484
                      527,038.80     7.485         18,021.33
503077109                                                          5.03225806
                      311,200.00     7.360         15,660.39
503483703                                                          5.03225806
                      269,804.57     7.360         13,577.26
600017133                                                          8.25806452
                      442,645.70     7.110         36,553.97
600022627                                                          0.19354839
                      371,499.12     7.735            719.03
651240525                                                          6.64516129
                      380,375.77     7.235         25,276.58
651259622                                                          1.80645161
                      334,284.68     7.610          6,038.69
652000461                                                          1.80645161
                      254,776.11     7.610          4,602.41
652078199                                                          0.19354839
                      699,530.31     7.735          1,353.93
652092813                                                          0.19354839
                      499,664.50     7.735            967.09
652113110                                                          1.80645161
                      451,688.93     7.610          8,159.54
125368605                                                          0.19354839
                      304,000.00     7.735            588.39
503108003                                                          5.03225806
                      649,529.55     7.360         32,686.00
503127300                                                          3.41935484
                      299,788.26     7.485         10,250.82
600011940                                                          8.25806452
                      404,791.75     7.110         33,427.96
651263214                                                          6.64516129
                      375,017.03     7.235         24,920.49
652019532                                                          3.41935484
                       49,857.46     7.485          1,704.80
685000813                                                          1.80645161
                      290,999.59     7.610          5,256.77
502978604                                                          1.80645161
                      355,879.63     7.610          6,428.79
503970204                                                          3.41935484
                      280,000.00     7.485          9,574.19
600017282                                                          8.25806452
                      345,620.65     7.110         28,541.58
651262202                                                          8.25806452
                      375,261.26     7.110         30,989.32
651288558                                                          3.41935484
                      271,555.62     7.485          9,285.45
652023339                                                          1.80645161
                      266,777.81     7.610          4,819.21
652050897                                                          1.80645161
                      294,592.63     7.610          5,321.67
502698509                                                          1.80645161
                      310,086.44     7.610          5,601.56
503584609                                                          1.80645161
                      284,000.00     7.610          5,130.32
503694002                                                          5.03225806
                      326,700.00     7.360         16,440.39
685003176                                                          1.80645161
                      461,682.05     7.610          8,340.06
502455009                                                          3.41935484
                      310,600.00     7.485         10,620.52
652102478                                                          1.80645161
                      511,647.64     7.610          9,242.67
651253492                                                          8.25806452
                      306,328.91     7.110         25,296.84
126797802                                                          0.19354839
                      355,538.60     7.735            688.14
600015666                                                          8.25806452
                      257,755.62     7.110         21,285.63
652069008                                                          1.80645161
                      252,526.08     7.610          4,561.76
652115467                                                          1.80645161
                      269,414.46     7.610          4,866.84
685001446                                                          3.41935484
                      335,762.85     7.485         11,480.92
126956309                                                          8.25806452
                      243,608.06     7.110         20,117.31

                                    EXHIBIT M

                          INFORMATION TO BE INCLUDED IN
                       MONTHLY DISTRIBUTION DATE STATEMENT



(i) (a) the amount of such distribution to the Certificateholders of such Class applied to reduce the Certificate Principal Balance thereof, and
        (b) the aggregate amount included therein representing Principal Prepayments;

(ii) the amount of such distribution to Holders of such Class of Certificates allocable to interest;

(iii) if the distribution to the Holders of such Class of Certificates is less than the full amount that would be distributable to such Holders if there were sufficient funds available therefor, the amount of the shortfall;

(iv)    the amount of any Advance by the Servicer pursuant to Section 4.04;

(v) the number and Pool Stated Principal Balance of the Mortgage Loans after giving effect to the distribution of principal on such Distribution Date;

(vi)    the  Guaranteed   Distribution  for  such  Distribution  Date,  and  the
        respective portions thereof allocable to principal and interest for the Insured Certificates;

(vii) the amount of any FSA Insurance Payment made on such Distribution Date, the amount of any reimbursement payment made to Financial Security on such Distribution Date pursuant to Section 4.02(a)(xvi) and the amount of Cumulative Insurance Payments after giving effect to any such FSA Insurance Payment or any such reimbursement payment to Financial Security;

(viii) the related Subordinate Principal Distribution Amount and Prepayment Distribution Percentage, if applicable;

(ix) on the basis of the most recent reports furnished to it by the Servicer, the number and aggregate principal balances of Mortgage Loans that are Delinquent (A) 30-59 days, (B) 60-89 days and (C) 90 or more days and the number and aggregate principal balance of Mortgage Loans that are in foreclosure;

(x) on the basis of the most recent reports furnished to it by the Servicer, the number, aggregate principal balance and book value of any REO Properties;

(xi) the aggregate Accrued Certificate Interest remaining unpaid, if any, for each Class of Certificates, after giving effect to the distribution made on such Distribution Date;

(xii) the Special Hazard Amount, Fraud Loss Amount and Bankruptcy Amount as of the close of business on such Distribution Date and a description of any change in the calculation of such amounts;

(xiii) the Pass-Through Rate with respect to the Class IO Certificates, if any, thereof;

(xiv)the occurrence of the Credit Support Depletion Date and the Accretion Termination Date;

(xv) the related Senior Accelerated Distribution Percentage applicable to such distribution;

(xvi)   the related Senior Percentage for such Distribution Date;

(xvii) the amount of Realized Losses allocated on such Distribution Date and the cumulative amount of Realized Losses as of such Distribution Date; and

(xviii) if any of the Class M Certificates are held by a Depository, a legend substantially in the form of Exhibit H-3, referencing such Certificates.

In the case of information furnished pursuant to clauses (i) and (ii) above, the amounts shall be expressed as a dollar amount per Certificate with a $1,000 denomination.

                                    EXHIBIT N

                          FORM OF INITIAL CERTIFICATION

                                                   June __, 2000


Norwest Bank Minnesota, National Association      GMAC Mortgage Corporation
11000 Broken Land Parkway                         100 Witmer Road
Columbia, Maryland  21044                         Horsham, Pennsylvania  19044

Financial Security Assurance Inc.


Attention:
__________________________________________________________________________(GMACM
Mortgage Pass-Through Certificates, Series 2000-J2)

Attention:  Residential Asset Mortgage Products, Inc., Series 2000-J2

     Re: Custodial Agreement dated as of June 27, 2000, by and among Norwest Bank Minnesota, National Association, as Trustee, GMAC Mortgage Corporation, as Servicer, and Escrow Bank USA, as Custodian

Ladies and Gentlemen:

               In accordance with Section 2.2 of the above-captioned Custodial Agreement, and subject to Section 2.02 of the Pooling Agreement, the undersigned, as Custodian, hereby certifies that it has received a Mortgage File (which contains an original Mortgage Note or an original lost note affidavit with a copy of the related Mortgage Note, if available) with respect to each Mortgage Loan listed in the Mortgage Loan Schedule, and it has reviewed the Mortgage File and the Mortgage Loan Schedule and has determined that: all required documents have been executed and received to the extent required in
Section 2.01(b) of the Pooling Agreement, subject to the provisions of Section 2.01(c) of the Pooling Agreement, and that such documents related to the Mortgage Loans identified on the Mortgage Loan Schedule, with any exceptions listed on Schedule A attached hereto.

               Capitalized terms used herein that are not otherwise defined shall have the meanings assigned thereto in the above-captioned Custodial Agreement.

                                                   ESCROW BANK USA, as Custodian



                                                   By:
                                                   Name:
                                                   Title:

                                    EXHIBIT O

                           FORM OF FINAL CERTIFICATION

________, 2000



Norwest Bank Minnesota, National Association
11000 Broken Land Parkway
Columbia, Maryland  21044

Financial Security Assurance Inc.


Attention:
__________________________________________________________________________(GMACM
Mortgage Pass-Through Certificates, Series 2000-J2)

GMAC Mortgage Corporation
100 Witmer Road
Horsham, Pennsylvania  19044

Attention:  Residential Asset Mortgage Products, Inc., Series 2000-J2

          Re: Custodial Agreement dated as of June 27, 2000, by and among Norwest Bank Minnesota, National Association, as Trustee, GMAC Mortgage Corporation, as Servicer, and Escrow Bank USA, as Custodian

Ladies and Gentlemen:

               In accordance with the above-captioned Custodial Agreement, the undersigned, as Custodian, hereby certifies that it has received a Mortgage File with respect to each Mortgage Loan listed in the Mortgage Loan Schedule containing (I) with respect to each such Mortgage Loan (other than a Cooperative
Loan):

(i) The original Mortgage Note, endorsed without recourse in blank, or in the name of the Trustee as trustee, and signed by an authorized officer (which endorsement shall contain either an original signature or a facsimile signature of an authorized officer of the Seller, and if in the form of an allonge, the allonge shall be stapled to the Mortgage Note), with all intervening endorsements showing a complete chain of title from the originator to the Seller. If the Mortgage Loan was acquired by the endorser in a merger, the endorsement must be by " , successor by merger to [name of predecessor]". If the Mortgage Loan was acquired or originated by the endorser while doing business under another name, the endorsement must be by " formerly known as [previous name]";

(ii) The original Mortgage, noting the presence of the MIN of the Mortgage Loan, if the Mortgage is registered on the MERS(R) System, and language indicating that the Mortgage Loan is a MOM Loan if the Mortgage Loan is a MOM Loan, with evidence of recording indicated thereon or a copy of the Mortgage certified by the public recording office in which such Mortgage has been recorded;

(iii)The original of any guarantee executed in connection with the Mortgage Note, if applicable;

(iv) Any rider or the original of any modification agreement executed in connection with the related Mortgage Note or Mortgage, with evidence of recording if required by applicable law;

(v) Unless the Mortgage Loan is registered on the MERS(R)System, an original Assignment or Assignments of the Mortgage (which may be included in a blanket assignment or assignments) from the Seller to "Norwest Bank Minnesota, National Association, as Trustee under that certain Pooling and Servicing Agreement dated as of June 27, 2000, for GMACM Mortgage Pass-Through Certificates, Series 2000-J2" c/o the Servicer at an address specified by the Servicer, and signed by an authorized officer, which assignment shall be in form and substance acceptable for recording. If the Mortgage Loan was acquired by the assignor in a merger, the assignment must be by " , successor by merger to [name of predecessor]". If the Mortgage Loan was acquired or originated by the assignor while doing business under another name, the assignment must be by " formerly known as [previous name]";

(vi) Originals of all intervening assignments of mortgage, which together with Mortgage shows a complete chain of title from the originator to the Seller (or to MERS, if the Mortgage Loan is registered on the MERS(R) System, and which notes the presence of a MIN), with evidence of recording thereon;

(vii)The original mortgagee policy of title insurance, including riders and endorsements thereto, or if the policy has not yet been issued, (i) a written commitment or interim binder for title issued by the title insurance or escrow company dated as of the date the Mortgage Loan was funded, with a statement by the title insurance company or closing attorney that the priority of the lien of the related Mortgage during the period between the date of the funding of the related Mortgage Loan and the date of the related title policy (which title policy shall be dated the date of recording of the related Mortgage) is insured, (ii) a preliminary title report issued by a title insurer in anticipation of issuing a title insurance policy which evidences existing liens and gives a preliminary opinion as to the absence of any encumbrance on title to the Mortgaged Property, except liens to be removed on or before purchase by the Mortgagor or which constitute customary exceptions acceptable to lenders generally or
     (iii) other evidence of title insurance acceptable to Fannie Mae or Freddie Mac, in accordance with the Fannie Mae Seller/Servicer Guide or Freddie Mac Seller/Servicer Guide, respectively;

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(viii)   A certified true copy of any power of attorney, if applicable; and

(ix) Originals of any security agreement, chattel mortgage or the equivalent executed in connection with the Mortgage, if any;

and (II) with respect to each Cooperative Loan so assigned:

(i) The original Mortgage Note, endorsed without recourse to the order of the Trustee and showing an unbroken chain of endorsements from the originator thereof to the Seller;

(ii) A counterpart of the Cooperative Lease and the Assignment of Proprietary Lease to the originator of the Cooperative Loan with intervening assignments showing an unbroken chain of title from such originator to the Trustee;

(iii) The related Cooperative Stock Certificate, representing the related Cooperative Stock pledged with respect to such Cooperative Loan, together with an undated stock power (or other similar instrument) executed in blank;

(iv) The original recognition agreement by the Cooperative of the interests of the mortgagee with respect to the related Cooperative Loan;

(v)      The Security Agreement;

(vi) Copies of the original UCC-1 financing statement, and any continuation statements, filed by the originator of such Cooperative Loan as secured party, each with evidence of recording thereof, evidencing the interest of the originator under the Security Agreement and the Assignment of Proprietary Lease;

(vii) Copies of the filed UCC-3 assignments of the security interest referenced in clause (vi) above showing an unbroken chain of title from the originator to the Trustee, each with evidence of recording thereof, evidencing the interest of the originator under the Security Agreement and the Assignment of Proprietary Lease;

(viii) An executed assignment of the interest of the originator in the Security Agreement, Assignment of Proprietary Lease and the recognition agreement referenced in clause (iv) above, showing an unbroken chain of title from the originator to the Trustee;

(ix) The original of each modification, assumption agreement or preferred loan agreement, if any, relating to such Cooperative Loan; and

(x) An executed UCC-1 financing statement showing the Seller as debtor, the Company as secured party and the Trustee as assignee and an executed UCC-1 financing statement showing the Company as debtor and the Trustee as secured party, each in a form sufficient for filing, evidencing the interest of such debtors in the Cooperative Loans.

               Capitalized   words  and  phrases  used  herein  shall  have  the
respective meanings assigned to them in the above-captioned Custodial Agreement.

                                    ESCROW BANK USA, as Custodian


                                    By:
                                    Name:
                                    Title:

                                    EXHIBIT P

                            FINANCIAL SECURITY POLICY




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